UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2017

Item 1.   Reports to Stockholders.

December 31, 2017
Oppenheimer
Discovery Mid Cap Growth Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	8/15/86	28.79%	15.11%	7.43%
Service Shares	10/16/00	28.46	14.82	7.16
Russell Midcap Growth Index		25.27	15.30	9.10

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

XPO Logistics, Inc.	2.0%
Red Hat, Inc.	1.7
SVB Financial Group	1.6
Total System Services, Inc.	1.5
Equinix, Inc.	1.5
DR Horton, Inc.	1.5
Diamondback Energy, Inc.	1.5
Waste Connections, Inc.	1.5
Rockwell Automation, Inc.	1.5
Mettler-Toledo International, Inc.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of common stocks.

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 28.79% during the reporting period, outperforming the Russell Midcap Growth Index (the “Index”) return of 25.27%. The Fund outperformed the Index in 8 out of 11 sectors, led by Consumer Discretionary, Consumer Staples and Health Care. Stock selection benefited in these three sectors, as did underweight positions in Consumer Discretionary and Consumer Staples. The Fund underperformed the Index within the Financials and Energy sectors, due to stock selection and an overweight position, respectively.

MARKET OVERVIEW

Domestic equities posted solid gains in 2017, continuing their strong upward move following the November 2016 election. Investors anticipated an administration friendly to both the economy and financial markets. Less regulation, tax reform and other policies favorable to domestic economic growth were on the new administration’s agenda. Consumer and business confidence remained high, corporate earnings strengthened, and other macroeconomic factors (employment, capital expenditures) were favorable, while inflationary pressures (wage growth, commodity prices, interest rates) seemed contained. During the year, growth indices outperformed their value counterparts.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this reporting period included XPO Logistics, Inc., Align Technology, Inc. and Autodesk, Inc.

XPO Logistics, a non-asset based freight transportation provider, recorded strong financial results despite hurricane-related headwinds in the third quarter of 2017. The company benefited from e-commerce demand for its contract logistics and “last mile” services. In addition, growth in intermodal services and a favorable brokerage market benefited the company. The stock also rose due to rumored bids from Home Depot and/or Amazon. This remains one of the largest holdings in the Fund.

Align Technology designs, manufactures, and markets the Invisalign System, a method for treating the misalignment of teeth. This company is part of our Medical Technology theme, which we think is a bright spot in an overall difficult environment for Health Care companies. Align has delivered standout results this year, driven by their leadership in the market for adult dental correction, and increasing penetration of the teen market.

Autodesk is the leading provider of CAD software using a SaaS delivery model. The company reported strong results due to the continued success of their subscription business model transition and diligent total spend management.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included CBS Corporation, Nabors Industries Ltd., and Vulcan Materials Company.

CBS is a multimedia company that operates broadcasting, television production, and publishing businesses. The stock trended downwards driven by mixed earnings results and a difficult environment overall for media companies. We have exited our position in CBS.

Nabors Industries is one of the largest operators of land drilling rigs in the U.S. Earlier this year, the company reported somewhat disappointing financial results related to higher-than-expected operating costs. As a result we exited our position.

Vulcan Materials Company produces construction aggregates. The company’s principal product lines are aggregates, asphalt mix and concrete, and cement. Hurricanes Harvey and Irma had a major impact on Vulcan’s operations as stated by the company’s management on their Q3 earnings call. We have since exited our position in Vulcan.

STRATEGY & OUTLOOK

At the end of the period, the Fund was overweight Industrials, Financials and Health Care while underweight Consumer Discretionary and Consumer Staples.

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Looking forward, we expect the U.S. economy to expand at a rate of 3% or more, faster than the trajectory of the last several years, due to an uplift from a synchronized global recovery. Although interest rates remain very low in a historical context, monetary stimulus has peaked. We believe the Federal Reserve will gradually raise short term rates while buying fewer bonds. Meanwhile, corporate profits are growing at a robust pace and cash flows are being directed to capital expenditures, dividends, buybacks and acquisitions. The impact of tax reform being passed in the United States could drive further market upside, as companies direct their tax savings into profitable investments. Equity valuations remain high but the bull market may persist given the favorable macro conditions. Technology driven disruption remains abundant across the economy and is at the forefront of our fundamental research. Our opportunity set remains compelling and we expect stock selection can continue to drive our relative performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2017. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Non-Service shares	$1,000.00	$1,124.00	$4.29
Service shares	1,000.00	1,122.40	5.63

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2017

	Shares	Value

Common Stocks—98.7%

Consumer Discretionary—15.3%

Auto Components—1.7%

Aptiv plc	85,380	$7,242,785

Visteon Corp.[1]	42,350	5,299,679

		12,542,464

Distributors—1.3%

Pool Corp.	70,720	9,168,848

Hotels, Restaurants & Leisure—6.1%

Hilton Worldwide Holdings, Inc.	134,453	10,737,416

Restaurant Brands International, Inc.	148,420	9,124,862

Royal Caribbean Cruises Ltd.	79,390	9,469,639

Vail Resorts, Inc.	47,680	10,130,570

Wynn Resorts Ltd.	33,510	5,649,451

		45,111,938

Household Durables—3.0%

DR Horton, Inc.	219,160	11,192,501

Mohawk Industries, Inc.[1]	21,000	5,793,900

NVR, Inc.[1]	1,320	4,630,851

		21,617,252

Multiline Retail—1.0%

Dollar Tree, Inc.[1]	67,280	7,219,817

Specialty Retail—1.0%

Ross Stores, Inc.	94,960	7,620,540

Textiles, Apparel & Luxury Goods—1.2%

lululemon athletica, Inc.[1]	23,940	1,881,444

PVH Corp.	49,060	6,731,523

		8,612,967

Consumer Staples—2.5%

Beverages—1.5%

Constellation Brands, Inc., Cl. A	46,690	10,671,933

Food Products—1.0%

Lamb Weston Holdings, Inc.	134,680	7,602,686

Energy—2.1%

Energy Equipment & Services—0.6%

RPC, Inc.	179,340	4,578,550

Oil, Gas & Consumable Fuels—1.5%

Diamondback Energy, Inc.[1]	87,983	11,107,854

Financials—12.7%

Capital Markets—5.5%

Cboe Global Markets, Inc.	76,000	9,468,840

E*TRADE Financial Corp.[1]	197,900	9,809,903

MarketAxess Holdings, Inc.	18,530	3,738,428

MSCI, Inc., Cl. A	64,510	8,163,095

Raymond James Financial, Inc.	105,460	9,417,578

		40,597,844

Commercial Banks—2.1%

First Republic Bank	41,480	3,593,827

SVB Financial Group[1]	49,490	11,569,277

		15,163,104

Insurance—2.2%

Arch Capital Group Ltd.[1]	35,630	3,234,135

Athene Holding Ltd., Cl. A1	101,130	5,229,432

Progressive Corp. (The)	133,930	7,542,938

		16,006,505

Real Estate Investment Trusts (REITs)—2.9%

Equinix, Inc.	24,810	11,244,388

SBA Communications Corp., Cl. A1	63,680	10,402,765

		21,647,153

Health Care—14.3%

Biotechnology—1.3%

Exelixis, Inc.[1]	156,370	4,753,648

	Shares	Value

Biotechnology (Continued)

Neurocrine Biosciences, Inc.[1]	57,600	$4,469,184

		9,222,832

Health Care Equipment & Supplies—5.6%

ABIOMED, Inc.[1]	32,250	6,043,972

Align Technology, Inc.[1]	45,120	10,025,213

Cooper Cos., Inc. (The)	23,950	5,218,226

IDEXX Laboratories, Inc.[1]	53,310	8,336,618

Intuitive Surgical, Inc.[1]	15,100	5,510,594

Teleflex, Inc.	23,050	5,735,301

		40,869,924

Health Care Providers & Services—0.7%

WellCare Health Plans, Inc.[1]	27,320	5,494,325

Health Care Technology—0.9%

Veeva Systems, Inc., Cl. A1	121,370	6,709,334

Life Sciences Tools & Services—4.4%

Agilent Technologies, Inc.	160,470	10,746,676

Bio-Rad Laboratories, Inc., Cl. A1	15,410	3,677,905

ICON plc[1]	63,620	7,134,983

Mettler-Toledo International, Inc.[1]	17,500	10,841,600

		32,401,164

Pharmaceuticals—1.4%

Catalent, Inc.[1]	126,950	5,215,106

Zoetis, Inc., Cl. A	68,960	4,967,878

		10,182,984

Industrials—20.4%

Aerospace & Defense—1.7%

BWX Technologies, Inc.	87,080	5,267,469

L3 Technologies, Inc.	36,650	7,251,203

		12,518,672

Air Freight & Couriers—2.0%

XPO Logistics, Inc.[1]	161,730	14,812,851

Building Products—2.3%

A.O. Smith Corp.	139,220	8,531,402

Owens Corning	90,810	8,349,071

		16,880,473

Commercial Services & Supplies—2.8%

Copart, Inc.[1]	220,520	9,524,259

Waste Connections, Inc.	156,005	11,066,994

		20,591,253

Construction & Engineering—1.1%

Quanta Services, Inc.[1]	204,350	7,992,128

Electrical Equipment—1.5%

Rockwell Automation, Inc.	56,070	11,009,345

Industrial Conglomerates—1.2%

Roper Technologies, Inc.	35,070	9,083,130

Machinery—4.6%

IDEX Corp.	58,960	7,780,951

Oshkosh Corp.	81,480	7,405,717

WABCO Holdings, Inc.[1]	70,670	10,141,145

Xylem, Inc.	120,940	8,248,108

		33,575,921

Professional Services—1.1%

TransUnion[1]	151,190	8,309,402

Road & Rail—0.8%

Knight-Swift Transportation Holdings, Inc., Cl. A	128,380	5,612,774

Trading Companies & Distributors—1.3%

United Rentals, Inc.[1]	54,080	9,296,893

Information Technology—25.0%

Electronic Equipment, Instruments, & Components—4.6%

Amphenol Corp., Cl. A	123,120	10,809,936

7      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)

CDW Corp.	109,990	$7,643,205

Cognex Corp.	116,300	7,112,908

Trimble, Inc.[1]	203,270	8,260,893

		33,826,942

Internet Software & Services—2.4%

CoStar Group, Inc.[1]	24,660	7,322,787

IAC/InterActiveCorp[1]	43,120	5,272,713

MercadoLibre, Inc.	15,410	4,848,911

		17,444,411

IT Services—4.7%

Black Knight, Inc.[1]	84,820	3,744,803

DXC Technology Co.	102,300	9,708,270

Global Payments, Inc.	95,680	9,590,963

Total System Services, Inc.	142,860	11,298,798

		34,342,834

Semiconductors & Semiconductor Equipment—5.2%

Lam Research Corp.	54,450	10,022,611

Microchip Technology, Inc.	116,950	10,277,566

Monolithic Power Systems, Inc.	32,260	3,624,734

ON Semiconductor Corp.[1]	271,910	5,693,795

Teradyne, Inc.	216,880	9,080,766

		38,699,472

Software—8.1%

Atlassian Corp. plc, Cl. A1	71,330	3,246,942

Autodesk, Inc.[1]	50,820	5,327,460

PTC, Inc.[1]	94,110	5,719,065

	Shares	Value

Software (Continued)

Red Hat, Inc.[1]	101,530	$12,193,753

ServiceNow, Inc.[1]	76,994	10,039,248

Synopsys, Inc.[1]	80,600	6,870,344

Take-Two Interactive Software, Inc.[1]	86,230	9,466,329

Workday, Inc., Cl. A1	65,050	6,618,187

		59,481,328

Materials—6.4%

Chemicals—3.8%

Albemarle Corp.	56,960	7,284,615

Celanese Corp., Cl. A	67,280	7,204,342

FMC Corp.	61,170	5,790,352

Westlake Chemical Corp.	67,330	7,172,665

		27,451,974

Containers & Packaging—2.0%

Avery Dennison Corp.	57,720	6,629,719

Packaging Corp. of America	66,470	8,012,959

		14,642,678

Metals & Mining—0.6%

Steel Dynamics, Inc.	107,080	4,618,360

Total Common Stocks (Cost $558,970,346)		724,340,859

Investment Company—1.0%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[2,3] (Cost $7,573,590)	7,573,590	7,573,590

Total Investments, at Value (Cost $566,543,936)	99.7%	731,914,449

Net Other Assets (Liabilities)	0.3	2,359,136

Net Assets	100.0%	$734,273,585

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	21,498,967	277,704,583	291,629,960	7,573,590

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$7,573,590	$103,497	$—	$—

See accompanying Notes to Financial Statements.

8      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $558,970,346)	$724,340,859
Affiliated companies (cost $7,573,590)	7,573,590

731,914,449

Cash	500,000

Receivables and other assets:
Investments sold	1,839,423
Dividends	362,838
Shares of beneficial interest sold	102,121
Other	69,101

Total assets	734,787,932

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	393,059
Trustees’ compensation	58,125
Shareholder communications	17,009
Distribution and service plan fees	8,380
Other	37,774

Total liabilities	514,347

Net Assets	$734,273,585

Composition of Net Assets
Par value of shares of beneficial interest	$8,745

Additional paid-in capital	468,328,663

Accumulated net investment loss	(58,125)

Accumulated net realized gain on investments	100,623,789

Net unrealized appreciation on investments	165,370,513

Net Assets	$734,273,585

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $694,675,055 and 8,249,616 shares of beneficial interest outstanding)	$84.21

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $39,598,530 and 495,758 shares of beneficial interest outstanding)	$79.87

See accompanying Notes to Financial Statements.

9      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $37,642)	$4,638,316
Affiliated companies	103,497

Total investment income	4,741,813

Expenses
Management fees	4,955,861

Distribution and service plan fees — service shares	89,281

Transfer and shareholder servicing agent fees:
Non-Service shares	660,619
Service shares	35,724

Shareholder communications:
Non-Service shares	48,071
Service shares	2,591

Trustees’ compensation	27,421

Borrowing fees	18,665

Custodian fees and expenses	4,658

Other	85,280

Total expenses	5,928,171
Less reduction to custodian expenses	(429)
Less waivers and reimbursements of expenses	(249,055)

Net expenses	5,678,687

Net Investment Loss	(936,874)

Realized and Unrealized Gain
Net realized gain on investment transactions in unaffiliated companies	111,170,933

Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	64,493,500

Net Increase in Net Assets Resulting from Operations	$174,727,559

See accompanying Notes to Financial Statements.

10      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations
Net investment income (loss)	$(936,874)	$192,842

Net realized gain	111,170,933	74,319,102

Net change in unrealized appreciation/depreciation	64,493,500	(60,542,760)

Net increase in net assets resulting from operations	174,727,559	13,969,184

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(202,565)	—
Service shares	—	—

	(202,565)	—

Distributions from net realized gain:
Non-Service shares	(66,541,431)	(48,415,668)
Service shares	(3,695,269)	(2,737,189)

	(70,236,700)	(51,152,857)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(8,172,895)	(21,717,260)
Service shares	2,197,994	(2,617,902)

	(5,974,901)	(24,335,162)

Net Assets
Total increase (decrease)	98,313,393	(61,518,835)

Beginning of period	635,960,192	697,479,027

End of period (including accumulated net investment income (loss) of $(58,125) and $154,168, respectively)	$734,273,585	$635,960,192

See accompanying Notes to Financial Statements.

11      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$72.65	$76.85	$78.82	$74.51	$54.80

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.10)	0.03	(0.19)	(0.29)	(0.16)
Net realized and unrealized gain	20.08	1.69	5.67	4.60	19.88

Total from investment operations	19.98	1.72	5.48	4.31	19.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	0.00	0.00	0.00	(0.01)
Distributions from net realized gain	(8.39)	(5.92)	(7.45)	0.00	0.00

Total dividends and/or distributions to shareholders	(8.42)	(5.92)	(7.45)	0.00	(0.01)

Net asset value, end of period	$84.21	$72.65	$76.85	$78.82	$74.51

Total Return, at Net Asset Value[2]	28.79%	2.34%	6.61%	5.78%	35.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$694,675	$603,708	$660,450	$682,515	$725,406

Average net assets (in thousands)	$661,192	$621,110	$695,736	$688,259	$618,970

Ratios to average net assets:[3]
Net investment income (loss)	(0.12)%	0.04%	(0.24)%	(0.39)%	(0.24)%
Expenses excluding specific expenses listed below	0.84%	0.84%	0.83%	0.83%	0.84%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.84%	0.84%	0.83%	0.83%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	105%	141%	81%	113%	84%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.84%
Year Ended December 31, 2016	0.84%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.83%
Year Ended December 31, 2013	0.84%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$69.43	$73.88	$76.21	$72.22	$53.25

Income (loss) from investment operations:
Net investment loss[1]	(0.28)	(0.15)	(0.38)	(0.46)	(0.30)
Net realized and unrealized gain	19.11	1.62	5.50	4.45	19.27

Total from investment operations	18.83	1.47	5.12	3.99	18.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(8.39)	(5.92)	(7.45)	0.00	0.00

Total dividends and/or distributions to shareholders	(8.39)	(5.92)	(7.45)	0.00	0.00

Net asset value, end of period	$79.87	$69.43	$73.88	$76.21	$72.22

Total Return, at Net Asset Value[2]	28.46%	2.08%	6.35%	5.53%	35.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,599	$32,252	$37,029	$30,964	$36,549

Average net assets (in thousands)	$35,753	$33,797	$32,812	$32,927	$35,905

Ratios to average net assets:[3]
Net investment loss	(0.37)%	(0.21)%	(0.49)%	(0.64)%	(0.49)%
Expenses excluding specific expenses listed below	1.09%	1.09%	1.08%	1.08%	1.09%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.09%	1.09%	1.08%	1.08%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	105%	141%	81%	113%	84%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.09%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.08%
Year Ended December 31, 2013	1.09%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

14      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

2. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$23,400,569	$77,709,831	$—	$164,883,893

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]

$7,408,883	$927,146	$8,336,029

3. $7,400,685, including $5,687,901 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016

Distributions paid from:
Ordinary income	$202,565	$—
Long-term capital gain	70,236,700	51,152,857

Total	$70,439,265	$51,152,857

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$567,030,556

Gross unrealized appreciation	$166,244,790

Gross unrealized depreciation	(1,360,897)

Net unrealized appreciation	$164,883,893

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

15      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$111,893,826	$—	$—	$111,893,826
Consumer Staples	18,274,619	—	—	18,274,619
Energy	15,686,404	—	—	15,686,404
Financials	93,414,606	—	—	93,414,606
Health Care	104,880,563	—	—	104,880,563
Industrials	149,682,842	—	—	149,682,842
Information Technology	183,794,987	—	—	183,794,987
Materials	46,713,012	—	—	46,713,012
Investment Company	7,573,590	—	—	7,573,590

Total Assets	$731,914,449	$—	$—	$731,914,449

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

16      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, two shareholders owned 20% or more of the Fund’s total outstanding shares.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 67% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

17      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	235,884	$18,341,538	260,318	$19,152,890
Dividends and/or distributions reinvested	881,558	66,743,996	674,971	48,415,668
Redeemed	(1,177,553)	(93,258,429)	(1,219,400)	(89,285,818)

Net decrease	(60,111)	$(8,172,895)	(284,111)	$(21,717,260)

Service Shares
Sold	69,577	$5,232,152	50,885	$3,568,573
Dividends and/or distributions reinvested	51,387	3,695,269	39,878	2,737,189
Redeemed	(89,745)	(6,729,427)	(127,436)	(8,923,664)

Net increase (decrease)	31,219	$2,197,994	(36,673)	$(2,617,902)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$716,653,993	$789,560,177

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and

18      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$223,589
Service shares	12,170

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $13,296 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

19      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Mid Cap Growth Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 13, 2018

20      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Capital gain distributions of $8.38645 per share were paid to Non-Service and Service shareholders, respectively, on June 20, 2017. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 15.51% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli and Justin Livengood, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mid-cap growth funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median for the three- and five-year periods, while it underperformed its category median for the one- and ten-year periods. The Board also noted that the Fund’s performance improved in 2017 and that the Fund outperformed its category median in the year-to-date period ended June 30, 2017.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

22      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Livengood, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2008) Year of Birth: 1959	Senior Vice President of the Sub-Adviser (since January 2014); Senior Portfolio Manager of the Sub-Adviser (since May 2006) and Vice President of the Sub-Adviser (May 2006-January 2014). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Justin Livengood, Vice President (since 2014) Year of Birth: 1974	Vice President (since May 2006) and Senior Portfolio (since January 2014) of the Sub-Adviser. Senior Research Analyst of the Sub-Adviser (May 2006-January 2014), responsible for the health care, energy and financial services sectors for mid- and small-cap growth accounts. Before joining the Sub-Adviser in May 2006, Mr. Livengood was a vice president and fund analyst with Merrill Lynch Investment Managers, where he specialized in financial services, health care, energy and basic materials for the Merrill Lynch Small Cap Growth Fund. During his tenure at Merrill Lynch he also worked as an investment banking analyst in the Global Media Group and as an associate with Merrill Lynch Ventures. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

26      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

27      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

  December 31, 2017

Oppenheimer	Annual Report
Conservative Balanced Fund/VA
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Magnus Krantz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	2/9/87	9.25%	7.26%	2.26%
Service Shares	5/1/02	8.95	6.99	2.00
Russell 3000 Index		21.13	15.58	8.60
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	4.01
Reference Index		9.48	6.85	6.19

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	1.3%
Johnson & Johnson	1.2
JPMorgan Chase & Co.	1.1
Microsoft Corp.	1.0
Alphabet, Inc., Cl. C	0.9
Wells Fargo & Co.	0.7
Facebook, Inc., Cl. A	0.7
Merck & Co., Inc.	0.7
Schlumberger Ltd.	0.6
McDonald’s Corp.	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations
Government Agency	23.3%
Non-Agency	9.1
Common Stocks	29.7
Non-Convertible Corporate Bonds and Notes	28.0
Asset-Backed Securities	7.6
Investment Company
Oppenheimer Institutional Government Money Market Fund	2.1
U.S. Government Obligations	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of investments.

2        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 9.25% during the reporting period. On a relative basis, the Fund’s Reference Index returned 9.48%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% and the Russell 3000 Index returned 21.13%.

MARKET OVERVIEW

Markets continued their general risk-on mode throughout 2017, with equities climbing and credit spreads tightening in most sectors. During the period, U.S. Treasury yields climbed up from the summer lows, but remained around the levels that have prevailed over the past couple of years.

The U.S. economy outperformed expectations in the second half of 2017, with gross domestic product (GDP) growth exceeding the 2% trend growth rate witnessed so far during the expansion. As of the reporting period’s end, private consumption, the driving force of the U.S. economy in recent years, is growing at a stable rate. In addition, business fixed investment has gained momentum in recent months and headwinds from international trade have turned into tailwinds as the lagged effects from earlier U.S. dollar strength diminish. In fact, U.S. dollar weakness is now leading to increased global growth momentum at period end. Business and consumer confidence are at cyclical highs and the recent tax cut should lead to marginal additional spending in the coming two years, helping to sustain the current momentum. With the economy’s continued expansion, the Federal Reserve (“Fed”) is nearing its dual mandate of full employment and price stability. While inflation has surprised to the downside for a number of months recently, the Fed believes this to be temporary and continues down its prescribed course of gradual tightening. As communicated, the Fed began normalizing its balance sheet during the reporting period by discontinuing its interest reinvestment program and raised rates for a third time this calendar year in December. Despite these tightening measures, by many measures financial conditions eased in 2017.

EQUITY STRATEGY REVIEW

The equity strategy produced positive absolute performance during the reporting period, but underperformed the Russell 3000 Index. The equity strategy’s underperformance stemmed primarily from weaker relative stock selection in the Consumer Staples, Health Care and Utilities sectors. The equity strategy outperformed the Index in the Information Technology, Real Estate and Industrials sectors, as a result of stronger relative stock selection.

Holdings that contributed positively to performance relative to the Index included Facebook and Applied Materials. Facebook continued to perform well this reporting period. The company reported strong financial results and continued to increase its moat versus competitors. Applied Materials continued to see strong fundamentals driven by two distinct growth drivers: 1) the number of chips being made is growing; and 2) increasing manufacturing complexity requires more capital equipment. Strong growth in semiconductor unit demand continues to be driven by electronics content growth (not just iPhones but also autos and industrial), as well as build-outs of cloud data centers that demand the highest performance processors and storage. Chip manufacturing has also grown to be much more complex, requiring many more tools to complete the different steps in the process.

Holdings that detracted from performance relative to the Index included PG&E and AutoZone. PG&E is one of the largest utility companies in California. The stock has been under pressure since the start of the Northern California wildfires due to concerns that some of the company’s equipment may have played a role in some of the fires. The stock saw further pressure after the company announced they would be suspending the dividend to preserve cash for potential future claims. We reduced the position size due to the current level of uncertainty. AutoZone’s underperformance has been driven by a deceleration in same store sales and the narrative that the deceleration was partially being driven by Amazon encroaching on the auto parts retail business. The stock has rebounded more recently after a stabilization of same store sales and lessening concerns about the health of the industry.

FIXED-INCOME STRATEGY REVIEW

The Fund’s fixed-income strategy outperformed the Bloomberg Barclays U.S. Aggregate Bond Index this reporting period. Primarily contributing to the Fund’s relative performance was its underweight to U.S. Treasuries, its allocation to non-agency MBS and allocation to high yield credit. Primarily detracting from relative performance was the Fund’s overweight to asset-backed securities and security selection within agency MBS.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

3        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2017. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/17

1-Year 9.25%	5-Year 7.26%	10-Year 2.26%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/17

1-Year 8.95%	5-Year 6.99%	10-Year 2.00%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Non-Service shares	$ 1,000.00	$ 1,036.50	$ 3.44
Service shares	1,000.00	1,034.90	4.73

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.83	3.42
Service shares	1,000.00	1,020.57	4.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS December 31, 2017

	Shares	Value

Common Stocks—34.9%

Consumer Discretionary—3.4%

Auto Components—0.4%

Visteon Corp.[1]	6,210	$777,119

Diversified Consumer Services—0.0%

Houghton Mifflin Harcourt Co.[1]	1,738	16,163

Hotels, Restaurants & Leisure—0.8%

Cedar Fair LP2	5,485	356,470

McDonald’s Corp.	7,636	1,314,309

Starbucks Corp.	254	14,587

		1,685,366

Household Durables—0.5%

Mohawk Industries, Inc.[1]	2,468	680,921

Newell Brands, Inc.	10,706	330,815

		1,011,736

Internet & Catalog Retail—0.0%

Amazon.com, Inc.[1]	36	42,101

Netflix, Inc.[1]	25	4,799

Priceline Group, Inc. (The)[1]	5	8,689

		55,589

Leisure Products—0.0%

American Outdoor Brands Corp.[1]	1,164	14,946

Hasbro, Inc.	78	7,089

		22,035

Media—0.4%

Pearson plc, Sponsored ADR	1,667	16,370

Walt Disney Co. (The)	8,386	901,579

		917,949

Multiline Retail—0.0%

Dollar General Corp.	165	15,347

Fred’s, Inc., Cl. A	4,783	19,371

		34,718

Specialty Retail—0.8%

Bed Bath & Beyond, Inc.	782	17,196

Burlington Stores, Inc.[1]	5,706	702,009

GNC Holdings, Inc., Cl. A1	1,642	6,059

Lowe’s Cos., Inc.	11,046	1,026,615

Office Depot, Inc.	5,174	18,316

Sally Beauty Holdings, Inc.[1]	1,015	19,042

TravelCenters of America LLC[1]	2,052	8,413

		1,797,650

Textiles, Apparel & Luxury Goods—0.5%

Fossil Group, Inc.[1]	1,450	11,267

Hanesbrands, Inc.	332	6,942

NIKE, Inc., Cl. B	17,282	1,080,989

		1,099,198

Consumer Staples—2.4%

Beverages—0.8%

Boston Beer Co., Inc. (The), Cl. A1	90	17,199

Constellation Brands, Inc., Cl. A	35	8,000

Molson Coors Brewing Co., Cl. B	8,778	720,410

PepsiCo, Inc.	8,843	1,060,453

		1,806,062

Food & Staples Retailing—0.2%

CVS Health Corp.	228	16,530

Kroger Co. (The)	827	22,701

Rite Aid Corp.[1]	174,233	343,239

SpartanNash Co.	527	14,060

SUPERVALU, Inc.[1]	1,006	21,730

		418,260

Food Products—0.7%

Campbell Soup Co.	444	21,361

Dean Foods Co.	1,874	21,663

Kellogg Co.	315	21,414

	Shares	Value

Food Products (Continued)

Kraft Heinz Co. (The)	10,190	$792,374

Pinnacle Foods, Inc.	10,554	627,646

TreeHouse Foods, Inc.[1]	371	18,350

		1,502,808

Household Products—0.3%

Spectrum Brands Holdings, Inc.	5,960	669,904

Personal Products—0.0%

Avon Products, Inc.[1]	9,223	19,830

Coty, Inc., Cl. A	1,151	22,893

		42,723

Tobacco—0.4%

Altria Group, Inc.	372	26,565

British American Tobacco plc	10,850	732,271

Philip Morris International, Inc.	119	12,572

Universal Corp.	354	18,585

		789,993

Energy—2.1%

Energy Equipment & Services—0.6%

Diamond Offshore Drilling, Inc.[1]	819	15,225

Schlumberger Ltd.	20,093	1,354,068

		1,369,293

Oil, Gas & Consumable Fuels—1.5%

EQT Corp.	15,577	886,643

Matador Resources Co.[1]	192	5,977

Noble Energy, Inc.	22,041	642,275

Range Resources Corp.	1,041	17,759

Shell Midstream Partners LP2	18,205	542,873

Suncor Energy, Inc.	28,860	1,059,739

		3,155,266

Financials—6.7%

Capital Markets—0.8%

Bank of New York Mellon Corp. (The)	12,060	649,551

Charles Schwab Corp. (The)	186	9,555

Intercontinental Exchange, Inc.	15,789	1,114,072

		1,773,178

Commercial Banks—2.7%

Citigroup, Inc.	11,360	845,298

IBERIABANK Corp.	7,010	543,275

JPMorgan Chase & Co.	21,510	2,300,279

Signature Bank (New York)[1]	4,590	630,023

Wells Fargo & Co.	27,140	1,646,584

		5,965,459

Consumer Finance—0.5%

Synchrony Financial	25,510	984,941

Insurance—1.2%

American International Group, Inc.	17,710	1,055,162

Chubb Ltd.	5,200	759,876

Marsh & McLennan Cos., Inc.	101	8,220

Progressive Corp. (The)	12,625	711,040

Validus Holdings Ltd.	421	19,753

XL Group Ltd.	590	20,745

		2,574,796

Real Estate Investment Trusts (REITs)—1.4%

AGNC Investment Corp.	1,006	20,311

American Tower Corp.	31	4,423

Brandywine Realty Trust	27,160	494,040

Crown Castle International Corp.	4,290	476,233

CubeSmart	24,457	707,297

CYS Investments, Inc.	2,474	19,866

EPR Properties	6,810	445,783

Mid-America Apartment Communities, Inc.	8,620	866,827

		3,034,780

7        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Management & Development—0.1%

Realogy Holdings Corp.	12,240	$324,360

Health Care—3.9%

Biotechnology—0.6%

AbbVie, Inc.	166	16,054

Alexion Pharmaceuticals, Inc.[1]	39	4,664

BioMarin Pharmaceutical, Inc.[1]	3,030	270,185

Celgene Corp.[1]	9,000	939,240

Exact Sciences Corp.[1]	100	5,254

Exelixis, Inc.[1]	137	4,165

		1,239,562

Health Care Equipment & Supplies—0.6%

Boston Scientific Corp.[1]	353	8,751

CryoPort, Inc.[1]	7,880	67,689

IDEXX Laboratories, Inc.[1]	36	5,630

Intuitive Surgical, Inc.[1]	19	6,934

NuVasive, Inc.[1]	7,240	423,468

Stryker Corp.	5,641	873,452

		1,385,924

Health Care Providers & Services—0.4%

Aceto Corp.	1,590	16,425

Centene Corp.[1]	3,200	322,816

Humana, Inc.	39	9,675

LifePoint Health, Inc.[1]	217	10,806

UnitedHealth Group, Inc.	104	22,928

WellCare Health Plans, Inc.[1]	2,630	528,919

		911,569

Life Sciences Tools & Services—0.3%

Agilent Technologies, Inc.	10,601	709,949

Illumina, Inc.[1]	29	6,336

		716,285

Pharmaceuticals—2.0%

AstraZeneca plc, Sponsored ADR	593	20,577

Johnson & Johnson	18,391	2,569,591

Mallinckrodt plc[1]	503	11,348

Merck & Co., Inc.	25,989	1,462,401

Mylan NV1	408	17,262

Valeant Pharmaceuticals International, Inc.[1]	8,230	171,019

		4,252,198

Industrials—4.3%

Aerospace & Defense—1.0%

Boeing Co. (The)	4,158	1,226,236

Lockheed Martin Corp.	3,100	995,255

		2,221,491

Airlines—0.3%

Spirit Airlines, Inc.[1]	12,853	576,457

Commercial Services & Supplies—0.8%

Essendant, Inc.	1,592	14,758

KAR Auction Services, Inc.	19,839	1,002,068

Pitney Bowes, Inc.	1,141	12,756

RR Donnelley & Sons Co.	1,697	15,782

Waste Connections, Inc.	9,446	670,099

		1,715,463

Construction & Engineering—0.2%

Dycom Industries, Inc.[1]	4,700	523,721

Industrial Conglomerates—0.0%

General Electric Co.	1,101	19,212

Machinery—1.0%

Cummins, Inc.	4,592	811,131

Stanley Black & Decker, Inc.	4,176	708,625

Wabtec Corp.	8,088	658,606

		2,178,362

	Shares	Value

Professional Services—0.4%

Equifax, Inc.	46	$5,424

Korn/Ferry International	18,020	745,668

On Assignment, Inc.[1]	127	8,162

		759,254

Road & Rail—0.3%

Canadian Pacific Railway Ltd.	3,860	705,454

Trading Companies & Distributors—0.3%

Fastenal Co.	212	11,594

Watsco, Inc.	3,833	651,764

		663,358

Information Technology—8.8%

Communications Equipment—0.4%

Nokia OYJ, Sponsored ADR	3,225	15,028

Palo Alto Networks, Inc.[1]	6,383	925,152

		940,180

Internet Software & Services—2.5%

Alphabet, Inc., Cl. C1	1,935	2,024,784

eBay, Inc.[1]	30,463	1,149,674

Envestnet, Inc.[1]	96	4,785

Facebook, Inc., Cl. A1	8,433	1,488,087

Pandora Media, Inc.[1]	2,517	12,132

Q2 Holdings, Inc.[1]	240	8,844

Yelp, Inc., Cl. A1	18,002	755,364

		5,443,670

IT Services—1.5%

CACI International, Inc., Cl. A1	35	4,632

DXC Technology Co.	8,450	801,905

Mastercard, Inc., Cl. A	8,325	1,260,072

PayPal Holdings, Inc.[1]	176	12,957

Teradata Corp.[1]	13,720	527,671

Total System Services, Inc.	8,115	641,816

		3,249,053

Semiconductors & Semiconductor Equipment—0.7%

Applied Materials, Inc.	269	13,752

Broadcom Ltd.	48	12,331

Microchip Technology, Inc.	10,225	898,573

MKS Instruments, Inc.	7,160	676,620

Texas Instruments, Inc.	130	13,577

		1,614,853

Software—2.0%

Microsoft Corp.	24,728	2,115,233

MobileIron, Inc.[1]	2,506	9,774

Pegasystems, Inc.	14,647	690,606

PTC, Inc.[1]	190	11,546

Snap, Inc., Cl. A1	45,595	666,143

Zynga, Inc., Cl. A1	185,962	743,848

		4,237,150

Technology Hardware, Storage & Peripherals—1.7%

Apple, Inc.	16,227	2,746,095

BlackBerry Ltd.[1]	639	7,138

Diebold Nixdorf, Inc.	840	13,734

Eastman Kodak Co.[1]	3,291	10,202

Western Digital Corp.	12,107	962,870

		3,740,039

Materials—1.4%

Chemicals—0.9%

DowDuPont, Inc.	16,161	1,150,987

Eastman Chemical Co.	7,610	704,990

		1,855,977

Construction Materials—0.3%

Vulcan Materials Co.	4,921	631,709

Metals & Mining—0.2%

Franco-Nevada Corp.	187	14,951

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Shares	Value

Metals & Mining (Continued)

Kaiser Aluminum Corp.	50	$5,342

Osisko Gold Royalties Ltd.	34,237	395,482

Tahoe Resources, Inc.	3,521	16,866

		432,641

Telecommunication Services—0.8%

Diversified Telecommunication Services—0.6%

AT&T, Inc.	693	26,944

ORBCOMM, Inc.[1]	375	3,817

Verizon Communications, Inc.	23,374	1,237,186

Zayo Group Holdings, Inc.[1]	210	7,728

		1,275,675

Wireless Telecommunication Services—0.2%

T-Mobile US, Inc.[1]	8,179	519,449

Utilities—1.1%

Electric Utilities—0.5%

Edison International	160	10,118

PG&E Corp.	20,314	910,677

Southern Co. (The)	300	14,427

		935,222

Gas Utilities—0.2%

Suburban Propane Partners LP2	19,456	471,224

Multi-Utilities—0.4%

Centrica plc, Sponsored ADR	2,396	17,802

National Grid plc	46,590	547,292

National Grid plc, Sponsored ADR	277	16,291

SCANA Corp.	8,781	349,308

		930,693

Total Common Stocks (Cost $63,158,647)		75,975,191

	Principal Amount

Asset-Backed Securities—9.0%

American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. D, 5.24%, 2/10/22[3]	$60,000	60,334
Series 2015-1, Cl. B, 2.85%, 2/12/21[3]	20,170	20,177
Series 2015-3, Cl. B, 3.56%, 10/12/21[3]	92,553	92,823
Series 2015-3, Cl. C, 4.84%, 10/12/21[3]	470,000	479,277
Series 2015-3, Cl. D, 5.86%, 7/12/22[3]	135,000	137,884
Series 2017-3, Cl. B, 2.25%, 1/11/21[3]	70,000	69,767
Series 2017-4, Cl. B, 2.61%, 5/10/21[3]	69,000	68,969
Series 2017-4, Cl. C, 2.94%, 1/10/24[3]	195,000	194,856
Series 2017-4, Cl. D, 3.57%, 1/10/24[3]	166,000	165,801

AmeriCredit Automobile Receivables Trust:
Series 2013-4, Cl. D, 3.31%, 10/8/19	35,000	35,119
Series 2015-2, Cl. D, 3.00%, 6/8/21	245,000	247,508
Series 2017-2, Cl. D, 3.42%, 4/18/23	320,000	323,472
Series 2017-4, Cl. D, 3.08%, 12/18/23	245,000	244,264

Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 2.127%
[LIBOR01M+65], 8/16/21[3,4]	105,000	105,364
Series 2016-1, Cl. A1, 1.78%, 6/15/22	340,000	338,119
Series 2016-1, Cl. A2, 2.327%
[LIBOR01M+85], 6/15/22[4]	615,000	620,930

Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19	140,000	140,395
Series 2017-1, Cl. D, 3.15%, 2/20/25[3]	40,000	39,810

Capital One Multi-Asset Execution Trust:
Series 2016-A1, Cl. A1, 1.927%
[LIBOR01M+45], 2/15/22[4]	390,000	391,918
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	560,000	554,414

CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[3]	160,000	162,361
Series 2015-1A, Cl. A, 1.75%, 6/15/21[3]	36,614	36,571

CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	115,000	115,587
Series 2015-3, Cl. D, 3.27%, 3/15/22	330,000	331,155

	Principal Amount	Value

Asset-Backed Securities (Continued)

CarMax Auto Owner Trust: (Continued)
Series 2016-1, Cl. D, 3.11%, 8/15/22	$220,000	$221,657
Series 2016-3, Cl. D, 2.94%, 1/17/23	125,000	123,683
Series 2016-4, Cl. D, 2.91%, 4/17/23	275,000	271,545
Series 2017-1, Cl. D, 3.43%, 7/17/23	245,000	245,139
Series 2017-4, Cl. D, 3.30%, 5/15/24	110,000	109,267

CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[3]	250,000	247,575

Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.847% [LIBOR01M+37], 4/15/21[4]	245,000	245,967

CIG Auto Recevables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[3]	133,352	133,169

Citibank Credit Card Issuance Trust,
Series 2014-A6, Cl. A6, 2.15%, 7/15/21	110,000	110,139

CNH Equipment Trust, Series 2017-C,
Cl. B, 2.54%, 5/15/25	70,000	69,675

CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[3]	110,000	111,857
Series 2017-C, Cl. A, 1.78%, 9/15/20[3]	73,847	73,738
Series 2017-C, Cl. B, 2.30%, 7/15/21[3]	105,000	104,600

CPS Auto Trust:
Series 2017-A, Cl. B, 2.68%, 5/17/21[3]	35,000	35,054
Series 2017-D, Cl. B, 2.43%, 1/18/22[3]	180,000	179,407

Credit Acceptance Auto Loan Trust, Series 2017-3A, Cl. C, 3.48%, 10/15/26[5]	220,000	218,538

CWABS Asset-Backed Certificates
Trust, Series 2005-14, Cl. 1A1, 1.782% [US0001M+23], 4/25/36[4]	105,809	106,041

Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[3]	75,000	74,599

Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	310,000	308,302
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	615,000	613,119
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	660,000	652,085

Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[3]	20,000	20,323
Series 2015-CA, Cl. D, 4.20%, 9/15/21[3]	70,000	71,519
Series 2016-BA, Cl. C, 3.19%, 7/15/22[3]	170,000	171,314
Series 2016-CA, Cl. C, 3.02%, 11/15/21[3]	150,000	151,169
Series 2016-CA, Cl. D, 4.18%, 3/15/24[3]	170,000	174,650
Series 2017-1, Cl. B, 2.36%, 3/15/21	165,000	165,179
Series 2017-2, Cl. B, 2.25%, 6/15/21	105,000	105,066
Series 2017-2, Cl. C, 2.75%, 9/15/23	115,000	115,211
Series 2017-3, Cl. C, 2.80%, 7/15/22	120,000	120,106
Series 2017-AA, Cl. C, 2.98%, 1/18/22[3]	195,000	196,374
Series 2017-AA, Cl. D, 4.16%, 5/15/24[3]	225,000	230,774
Series 2017-BA, Cl. D, 3.72%, 10/17/22[3]	235,000	238,235

DT Auto Owner Trust:
Series 2014-2A, Cl. D, 3.68%, 4/15/21[3]	366,345	367,540
Series 2016-1A, Cl. B, 2.79%, 5/15/20[3]	7,962	7,965
Series 2016-4A, Cl. E, 6.49%, 9/15/23[3]	75,000	77,156
Series 2017-1A, Cl. C, 2.70%, 11/15/22[3]	95,000	94,789
Series 2017-1A, Cl. D, 3.55%, 11/15/22[3]	150,000	150,008
Series 2017-1A, Cl. E, 5.79%, 2/15/24[3]	160,000	162,609
Series 2017-2A, Cl. B, 2.44%, 2/15/21[3]	140,000	140,260
Series 2017-2A, Cl. D, 3.89%, 1/15/23[3]	180,000	181,331
Series 2017-3A, Cl. B, 2.40%, 5/17/21[3]	200,000	199,461
Series 2017-3A, Cl. E, 5.60%, 8/15/24[3]	155,000	157,332

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Asset-Backed Securities (Continued)

DT Auto Owner Trust: (Continued)
Series 2017-4A, Cl. D, 3.47%, 7/17/23[3]	$205,000	$204,583
Series 2017-4A, Cl. E, 5.15%, 11/15/24[3]	150,000	150,122

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	192,645	192,250

Evergreen Credit Card Trust,
Series 2016-3, Cl. A, 1.977%
[LIBOR01M+50], 11/16/20[3,4]	480,000	481,627

Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[3]	292,278	294,846
Series 2014-2A, Cl. C, 3.26%, 12/16/19[3]	86,639	86,964
Series 2017-3A, Cl. A, 2.05%, 12/15/21[3]	146,122	145,925

Flagship Credit Auto Trust:
Series 2013-2, Cl. D, 6.26%, 2/16/21[3]	70,000	70,529
Series 2014-1, Cl. D, 4.83%, 6/15/20[3]	20,000	20,390
Series 2016-1, Cl. C, 6.22%, 6/15/22[3]	380,000	401,794

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	17,670	17,562

GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	120,000	118,871

Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.852%
[LIBOR01M+330], 9/27/21[3,4]	80,000	80,134
Series 2017-1, Cl. C, 3.102%
[LIBOR01M+155], 6/27/22[3,4]	60,000	60,367
Series 2017-1, Cl. D, 3.852%
[LIBOR01M+230], 6/27/22[3,4]	75,000	75,040

Nissan Auto Lease Trust, Series 2017-A, Cl. A3, 1.91%, 4/15/20	245,000	244,191

Santander Drive Auto Receivables Trust:
Series 2013-A, Cl. E, 4.71%, 1/15/21[3]	325,000	327,294
Series 2016-2, Cl. D, 3.39%, 4/15/22	115,000	116,760
Series 2017-1, Cl. D, 3.17%, 4/17/23	175,000	175,995
Series 2017-1, Cl. E, 5.05%, 7/15/24[3]	410,000	421,639
Series 2017-3, Cl. D, 3.20%, 11/15/23	415,000	415,769

Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[3]	195,000	194,967

TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	189,508

Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[3]	195,000	194,242

Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[3]	148,372	148,120

Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[3]	200,000	205,445
Series 2017-2A, Cl. E, 4.63%, 7/15/24[3]	265,000	265,636

World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	150,000	149,905
Series 2016-B, Cl. A, 1.44%, 6/15/22	380,000	378,921
Series 2017-A, Cl. A, 2.12%, 3/15/24	430,000	428,429
Series 2017-B, Cl. A, 1.98%, 6/15/23	325,000	324,131
Series 2017-C, Cl. A, 2.31%, 8/15/24	430,000	428,411

Total Asset-Backed Securities (Cost $19,541,054)		19,540,769

Mortgage-Backed Obligations—38.0%

Government Agency—27.4%

FHLMC/FNMA/FHLB/Sponsored—21.1%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	4,279	4,342
5.00%, 12/1/34	2,302	2,499
5.50%, 9/1/39	305,239	334,794
6.50%, 4/1/18-4/1/34	21,106	23,394
7.00%, 10/1/31-10/1/37	76,017	84,183

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
9.00%, 8/1/22-5/1/25	$1,496	$1,593

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 61.142%, 4/1/27[6]	53,584	11,264
Series 192,Cl. IO, 99.999%, 2/1/28[6]	15,439	2,890
Series 243,Cl. 6, 4.623%, 12/15/32[6]	41,961	7,197

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	147,333	146,769

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.198%, 6/1/26[7]	16,175	15,050

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2427,Cl. ZM, 6.50%, 3/15/32	92,741	102,001
Series 2461,Cl. PZ, 6.50%, 6/15/32	37,036	40,947
Series 2564,Cl. MP, 5.00%, 2/15/18	3,909	3,913
Series 2585,Cl. HJ, 4.50%, 3/15/18	1,958	1,960
Series 2626,Cl. TB, 5.00%, 6/15/33	63,311	66,540
Series 2635,Cl. AG, 3.50%, 5/15/32	31,838	32,366
Series 2707,Cl. QE, 4.50%, 11/15/18	51,732	52,019
Series 2770,Cl. TW, 4.50%, 3/15/19	2,712	2,739
Series 3010,Cl. WB, 4.50%, 7/15/20	11,479	11,701
Series 3025,Cl. SJ, 19.334% [(3.667) x
LIBOR01M+2,475], 8/15/35[4]	13,165	19,162
Series 3030,Cl. FL, 1.877%
[LIBOR01M+40], 9/15/35[4]	75,349	75,700
Series 3741,Cl. PA, 2.15%, 2/15/35	69,178	69,169
Series 3815,Cl. BD, 3.00%, 10/15/20	1,430	1,434
Series 3822,Cl. JA, 5.00%, 6/15/40	30,892	31,721
Series 3840,Cl. CA, 2.00%, 9/15/18	1,097	1,095
Series 3848,Cl. WL, 4.00%, 4/15/40	75,952	77,548
Series 3857,Cl. GL, 3.00%, 5/15/40	4,689	4,737
Series 4221,Cl. HJ, 1.50%, 7/15/23	472,971	466,094

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 62.242%, 3/15/29[6]	40,382	6,468
Series 2796,Cl. SD, 54.874%, 7/15/26[6]	73,235	10,726
Series 2920,Cl. S, 7.147%, 1/15/35[6]	375,335	58,315
Series 2922,Cl. SE, 10.552%, 2/15/35[6]	23,030	3,804
Series 2981,Cl. AS, 7.463%, 5/15/35[6]	207,680	27,826
Series 3397,Cl. GS, 0.00%, 12/15/37[6,8]	23,231	3,753
Series 3424,Cl. EI, 0.00%, 4/15/38[6,8]	10,620	966
Series 3450,Cl. BI, 13.216%, 5/15/38[6]	66,319	9,855
Series 3606,Cl. SN, 16.296%, 12/15/39[6]	36,067	5,478

Federal National Mortgage Assn.:
2.50%, 1/1/33[9]	2,270,000	2,267,680
3.00%, 1/1/33[9]	7,975,000	8,125,553
3.50%, 1/1/48[9]	12,075,000	12,405,591
4.00%, 1/1/48[9]	8,180,000	8,559,373
4.50%, 1/1/48[9]	7,815,000	8,315,600
5.00%, 1/1/48[9]	2,020,000	2,171,816

Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	2,291	2,334
5.50%, 9/1/20	1,341	1,371
6.00%, 3/1/37	117,255	131,890
6.50%, 10/1/19	26	26
7.00%, 10/1/35	8,361	8,655
7.50%, 1/1/33	53,890	63,275
8.50%, 7/1/32	3,947	4,226

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[6]	101,242	13,018
Series 233,Cl. 2, 63.993%, 8/25/23[6]	68,748	10,526
Series 252,Cl. 2, 99.999%, 11/25/23[6]	91,483	13,514
Series 319,Cl. 2, 8.489%, 2/25/32[6]	23,380	5,289

10        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 320,Cl. 2, 40.637%, 4/25/32[6]	$8,545	$2,127
Series 321,Cl. 2, 12.992%, 4/25/32[6]	83,366	19,787
Series 331,Cl. 9, 20.652%, 2/25/33[6]	100,466	20,682
Series 334,Cl. 17, 17.833%, 2/25/33[6]	53,806	10,553
Series 339,Cl. 12, 0.00%, 6/25/33[6,8]	72,595	16,813
Series 339,Cl. 7, 0.00%, 11/25/33[6,8]	208,488	43,340
Series 343,Cl. 13, 0.00%, 9/25/33[6,8]	78,263	16,729
Series 345,Cl. 9, 0.00%, 1/25/34[6,8]	70,699	14,691
Series 351,Cl. 10, 0.00%, 4/25/34[6,8]	9,354	2,027
Series 351,Cl. 8, 0.00%, 4/25/34[6,8]	33,297	6,630
Series 356,Cl. 10, 0.00%, 6/25/35[6,8]	22,984	4,743
Series 356,Cl. 12, 0.00%, 2/25/35[6,8]	12,348	2,700
Series 362,Cl. 13, 0.00%, 8/25/35[6,8]	88,984	19,734
Series 364,Cl. 16, 0.00%, 9/25/35[6,8]	63,379	14,068

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	39,234	43,254
Series 2003-100,Cl. PA, 5.00%, 10/25/18	22,384	22,480
Series 2003-130,Cl. CS, 10.996% [(2) x
LIBOR01M+1,410], 12/25/33[4]	5,083	5,400
Series 2003-84,Cl. GE, 4.50%, 9/25/18	1,869	1,878
Series 2004-25,Cl. PC, 5.50%, 1/25/34	40,256	40,780
Series 2005-104,Cl. MC, 5.50%, 12/25/25	153,910	164,777
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	276,677
Series 2005-73,Cl. DF, 1.802% [LIBOR01M+25], 8/25/35[4]	89,603	89,975
Series 2006-11,Cl. PS, 18.876% [(3.667) x LIBOR01M+2,456.67], 3/25/36[4]	54,746	85,488
Series 2006-46,Cl. SW, 18.508% [(3.667) x LIBOR01M+2,419.92], 6/25/36[4]	36,002	53,640
Series 2006-50,Cl. KS, 18.509% [(3.667) x LIBOR01M+2,420], 6/25/36[4]	7,571	11,499
Series 2008-75,Cl. DB, 4.50%, 9/25/23	9,845	9,897
Series 2009-113,Cl. DB, 3.00%, 12/25/20	35,043	35,161
Series 2009-36,Cl. FA, 2.492% [LIBOR01M+94], 6/25/37[4]	34,585	35,357
Series 2009-37,Cl. HA, 4.00%, 4/25/19	3,423	3,426
Series 2009-70,Cl. TL, 4.00%, 8/25/19	67,078	67,223
Series 2010-43,Cl. KG, 3.00%, 1/25/21	26,045	26,164
Series 2011-15,Cl. DA, 4.00%, 3/25/41	19,770	20,133
Series 2011-3,Cl. EL, 3.00%, 5/25/20	59,688	59,817
Series 2011-3,Cl. KA, 5.00%, 4/25/40	112,214	118,763
Series 2011-38,Cl. AH, 2.75%, 5/25/20	1,109	1,109
Series 2011-82,Cl. AD, 4.00%, 8/25/26	62,655	63,188

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 8.589%, 11/25/31[6]	93,070	17,926
Series 2001-81,Cl. S, 19.717%, 1/25/32[6]	22,735	4,251
Series 2002-47,Cl. NS, 15.974%, 4/25/32[6]	63,326	12,615
Series 2002-51,Cl. S, 16.355%, 8/25/32[6]	58,149	11,058
Series 2002-52,Cl. SD, 40.914%, 9/25/32[6]	91,782	18,683
Series 2002-77,Cl. SH, 25.249%, 12/18/32[6]	34,127	6,530
Series 2002-84,Cl. SA, 4.687%, 12/25/32[6]	87,647	16,651

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-9,Cl. MS, 20.777%, 3/25/32[6]	$24,490	$4,518
Series 2003-33,Cl. SP, 8.861%, 5/25/33[6]	94,481	20,933
Series 2003-4,Cl. S, 3.086%, 2/25/33[6]	51,214	11,113
Series 2003-46,Cl. IH, 0.00%, 6/25/23[6,8]	157,985	15,839
Series 2004-54,Cl. DS, 56.349%, 11/25/30[6]	72,534	12,216
Series 2004-56,Cl. SE, 4.807%, 10/25/33[6]	17,897	3,532
Series 2005-12,Cl. SC, 26.626%, 3/25/35[6]	10,795	1,527
Series 2005-14,Cl. SE, 18.691%, 3/25/35[6]	34,976	4,857
Series 2005-40,Cl. SA, 27.943%, 5/25/35[6]	191,838	26,417
Series 2005-52,Cl. JH, 31.505%, 5/25/35[6]	495,973	70,965
Series 2005-93,Cl. SI, 3.083%, 10/25/35[6]	42,262	5,910
Series 2007-88,Cl. XI, 0.00%, 6/25/37[6,8]	93,100	14,953
Series 2008-55,Cl. SA, 0.00%, 7/25/38[6,8]	34,856	3,327
Series 2009-8,Cl. BS, 0.00%, 2/25/24[6,8]	746	30
Series 2011-96,Cl. SA, 5.861%, 10/25/41[6]	123,844	18,736
Series 2012-134,Cl. SA, 4.994%, 12/25/42[6]	436,054	86,357
Series 2012-40,Cl. PI, 4.32%, 4/25/41[6]	233,928	34,907

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 5.343%, 9/25/23[7]	37,224	34,695

		45,811,005

GNMA/Guaranteed—6.3%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	12,263	12,377
7.50%, 1/15/23-6/15/24	19,591	20,392
8.00%, 4/15/23	7,776	8,281

Government National Mortgage Assn. II Pool:
3.50%, 1/1/48[9]	4,240,000	4,386,611
4.00%, 1/1/48[9]	8,810,000	9,189,518

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[6]	110,883	508
Series 2002-76,Cl. SY, 5.546%, 12/16/26[6]	198,756	23,526
Series 2007-17,Cl. AI, 46.403%, 4/16/37[6]	297,222	50,114
Series 2011-52,Cl. HS, 25.052%, 4/16/41[6]	143,547	20,049

		13,711,376

Non-Agency—10.6%

Commercial—5.6%

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[3,4]	83,102	83,492

CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[10]	155,000	158,858

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

CD Commercial Mortgage Trust: (Continued)
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	$210,000	$217,105

CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.227%, 11/13/50[6]	889,389	59,471

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.448%, 1/25/36[10]	129,473	126,485

Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	118,911	119,598
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	105,000	108,331

Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C4, Cl. XA, 0.00%, 10/12/50[6,8]	2,368,047	187,483

COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	24,607	24,556
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	46,236	46,523
Series 2013-CR13,Cl. ASB, 3.706%, 11/12/46	195,000	202,306
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	255,000	256,587
Series 2013-CR7,Cl. D, 4.28%, 3/10/46[3,10]	445,000	355,084
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	70,000	71,913
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	865,000	905,415
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	140,000	147,786
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	495,000	517,335
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	115,000	116,179
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	288,665

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[6,8]	334,813	20,705

CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	140,735	119,534

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	155,000	156,507

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.202% [US0001M+65], 11/25/35[4]	86,656	61,859

FREMF Mortgage Trust:
Series 2011-K702,Cl. B, 4.774%, 4/25/44[3,10]	55,000	55,016
Series 2013-K25,Cl. C, 3.619%, 11/25/45[3,10]	60,000	59,161
Series 2013-K26,Cl. C, 3.598%, 12/25/45[3,10]	40,000	39,475
Series 2013-K27,Cl. C, 3.495%, 1/25/46[3,10]	110,000	107,981
Series 2013-K28,Cl. C, 3.49%, 6/25/46[3,10]	450,000	441,408
Series 2013-K712,Cl. C, 3.362%, 5/25/45[3,10]	70,000	70,131
Series 2013-K713,Cl. C, 3.165%, 4/25/46[3,10]	145,000	144,544

	Principal Amount	Value

Commercial (Continued)

FREMF Mortgage Trust: (Continued)
Series 2014-K715,Cl. C, 4.125%, 2/25/46[3,10]	$35,000	$35,584

GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[3]	150,000	151,321

GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	35,000	35,114
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	65,000	69,830
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	90,000	93,187

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[3,10]	267,703	258,277

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	25,000	24,943
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	325,000	328,169
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	330,000	352,941
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	40,286
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	55,000	55,077
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	245,000	255,801
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	230,000	228,483

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.629%, 7/25/35[10]	107,493	110,416

JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.387%, 7/26/36[3,10]	146,137	140,160

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	75,000	77,796
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	115,000	117,519
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	45,000	46,456
Series 2014-C24,Cl. B, 4.116%, 11/15/47[10]	270,000	276,831
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	105,000	109,949
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	250,000	257,722

JPMDB Commercial Mortgage
Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	240,000	239,436

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.595%, 4/21/34[10]	38,042	38,923

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	110,000	110,187
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	240,000	242,876
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	742,252
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	405,000	395,440

Morgan Stanley Capital I, Inc., Interest- Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.107%, 12/15/50[6]	775,000	47,862

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.968%, 11/26/36[3,10]	242,968	225,795

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Commercial (Continued)

Morgan Stanley Resecuritization Trust,
Series 2013-R9, Cl. 3A, 3.149%, 6/26/46[3,10]	$224,671	$210,275

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.446%, 7/26/45[3,10]	19,841	20,329

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.399%, 8/25/34[10]	180,945	182,039

UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C5, Cl. XA, 11.683%, 11/15/50[6]	1,529,172	110,609

Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[10]	170,000	177,144
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	390,000	409,923

Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[6,8]	1,080,000	77,853

WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.825%, 6/15/45[3,10]	80,000	65,419
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	155,000	157,875
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	156,443
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	45,000	46,268
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[10]	165,000	174,182

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 35.103%, 3/15/44[3,6]	2,542,088	78,573

		12,245,058

Residential—5.0%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	243,495	216,273

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	48,619	45,477
Series 2007-C,Cl. 1A4, 3.444%, 5/20/36[10]	21,675	20,442
Series 2014-R7,Cl. 3A1, 3.544%, 3/26/36[3,10,16]	128,302	128,201

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 3.829%, 6/25/34[10]	59,783	59,675

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.26% [H15T1Y+245], 3/25/35[4]	175,346	177,657
Series 2005-9,Cl. A1, 3.52% [H15T1Y+230], 10/25/354	497,058	507,868
Series 2006-1,Cl. A1, 3.67% [H15T1Y+225], 2/25/364	183,807	184,622

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/3[5]	68,625	62,794
Series 2006-6,Cl. A3, 6.00%, 4/25/36	40,618	35,857

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 3.21% [H15T1Y+240], 10/25/354	449,606	452,863

Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.502% [US0001M+95], 5/25/24[4]	137,405	137,899
Series 2014-C03,Cl. 1M2, 4.552% [US0001M+300], 7/25/24[4]	357,045	381,850

	Principal Amount	Value

Residential (Continued)

Connecticut Avenue Securities: (Continued)
Series 2016-C03,Cl. 1M1, 3.552% [US0001M+200], 10/25/28[4]	$15,884	$16,140
Series 2016-C07,Cl. 2M1, 2.852% [US0001M+130], 5/25/29[4]	198,858	200,129
Series 2016-C07,Cl. 2M2, 5.902% [US0001M+435], 5/25/29[4]	140,000	155,366
Series 2017-C02,Cl. 2M1, 2.702% [US0001M+115], 9/25/29[4]	330,413	333,462
Series 2017-C02,Cl. 2M2, 5.202% [US0001M+365], 9/25/29[4]	305,000	330,362
Series 2017-C03,Cl. 1M1, 2.502% [US0001M+95], 10/25/29[4]	199,054	200,670
Series 2017-C04,Cl. 2M2, 4.402% [US0001M+285], 11/25/29[4]	195,000	202,941
Series 2017-C06,Cl. 1M1, 2.302% [US0001M+75], 2/25/30[4]	156,407	156,969
Series 2017-C07,Cl. 1M1, 2.202% [US0001M+65], 5/25/30[4]	228,641	229,040
Series 2017-C07,Cl. 1M2, 3.952% [US0001M+240], 5/25/30[4]	225,000	231,161

GSR Mortgage Loan Trust, Series 2005- AR4, Cl. 6A1, 3.522%, 7/25/35[10]	25,396	25,583

HomeBanc Mortgage Trust,
Series 2005-3, Cl. A2, 1.862% [US0001M+31], 7/25/35[4]	29,775	29,765

RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	8,963	8,005

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 5.802% [US0001M+425], 11/25/23[4]	235,000	261,634
Series 2014-DN1,Cl. M3, 6.052% [US0001M+450], 2/25/24[4]	160,000	187,052
Series 2014-DN2,Cl. M3, 5.152% [US0001M+360], 4/25/24[4]	185,000	206,542
Series 2014-HQ2,Cl. M2, 3.752% [US0001M+220], 9/25/24[4]	104,939	108,301
Series 2014-HQ2,Cl. M3, 5.302% [US0001M+375], 9/25/24[4]	335,000	383,214
Series 2015-HQA2,Cl. M2, 4.352% [US0001M+280], 5/25/28[4]	6,786	7,018
Series 2016-DNA1,Cl. M2, 4.452% [US0001M+290], 7/25/28[4]	45,000	46,382
Series 2016-DNA3,Cl. M1, 2.652% [US0001M+110], 12/25/28[4]	99,219	99,371
Series 2016-DNA4,Cl. M1, 2.352% [US0001M+80], 3/25/29[4]	110,737	110,962
Series 2016-DNA4,Cl. M3, 5.352% [US0001M+380], 3/25/29[4]	355,000	396,684
Series 2016-HQA2,Cl. M1, 2.752% [US0001M+120], 11/25/28[4]	39,719	39,764
Series 2016-HQA3,Cl. M1, 2.352% [US0001M+80], 3/25/29[4]	448,741	449,573
Series 2016-HQA3,Cl. M3, 5.402% [US0001M+385], 3/25/29[4]	340,000	379,100
Series 2016-HQA4,Cl. M1, 2.352% [US0001M+80], 4/25/29[4]	267,579	268,122
Series 2016-HQA4,Cl. M3, 5.452% [US0001M+390], 4/25/29[4]	350,000	389,780
Series 2017-DNA2,Cl. M2, 5.002% [US0001M+345], 10/25/29[4]	160,000	174,264
Series 2017-DNA3,Cl. M2, 4.052% [US0001M+250], 3/25/30[4]	160,000	165,913
Series 2017-HQA1,Cl. M1, 2.752% [US0001M+120], 8/25/29[4]	224,790	227,232
Series 2017-HQA1,Cl. M2, 5.102% [US0001M+355], 8/25/29[4]	325,000	351,170
Series 2017-HQA3,Cl. M1, 2.102% [US0001M+55], 4/25/30[4]	280,248	280,291

13        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Residential (Continued)

Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2017-HQA3,Cl. M2, 3.902%
[US0001M+235], 4/25/30[4]	$380,000	$389,452

WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.453%, 10/25/33[10]	96,543	97,809
Series 2005-AR14,Cl. 1A4, 3.357%, 12/25/35[10]	96,978	95,013
Series 2005-AR16,Cl. 1A1, 3.363%, 12/25/35[10]	90,469	88,533

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 3.252%, 2/25/35[10]	18,081	18,484
Series 2005-AR15,Cl. 1A2, 3.561%, 9/25/35[10]	118,662	115,314
Series 2005-AR15,Cl. 1A6, 3.561%, 9/25/35[10]	227,408	219,396
Series 2005-AR4,Cl. 2A2, 3.422%, 4/25/35[10]	223,744	225,203
Series 2006-AR10,Cl. 1A1, 3.354%, 7/25/36[10]	45,154	44,107
Series 2006-AR10,Cl. 5A5, 3.387%, 7/25/36[10]	165,349	167,183
Series 2006-AR2,Cl. 2A3, 3.544%, 3/25/36[10]	21,378	21,605
Series 2006-AR7,Cl. 2A4, 3.336%, 5/25/36[10]	123,188	122,304
Series 2006-AR8,Cl. 2A1, 3.568%, 4/25/36[10]	129,011	130,745
Series 2006-AR8,Cl. 2A4, 3.568%, 4/25/36[10]	76,990	78,025
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	35,477	37,191

		10,913,804

Total Mortgage-Backed Obligations (Cost $82,656,498)		82,681,243

U.S. Government Obligation—0.2%

United States Treasury Nts., 1.50%, 5/31/19[11,12] (Cost $553,038)	552,000	549,279

Non-Convertible Corporate Bonds and Notes—32.8%

Consumer Discretionary—5.1%

Auto Components—0.1%

Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27	212,000	212,547

Automobiles—1.2%

Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[3]	304,000	302,358
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	185,000	279,756

Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	236,000	234,725
3.664% Sr. Unsec. Nts., 9/8/24	232,000	235,286

General Motors Co., 6.25% Sr. Unsec.
Nts., 10/2/43	92,000	109,264

General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	321,000	321,043

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	107,000	116,594

Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[3]	371,000	364,079

Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[3]	225,000	223,213

Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[3]	351,000	350,906

		2,537,224

	Principal Amount	Value

Diversified Consumer Services—0.2%

Service Corp. International, 4.625% Sr.
Unsec. Nts., 12/15/27	$362,000	$368,198

Hotels, Restaurants & Leisure—0.3%

Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[3]	179,000	189,525

Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	158,000	161,046

Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	305,000	304,963

		655,534

Household Durables—0.9%

DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	315,000	314,725

Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	172,000	170,631

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	343,000	357,577

Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	391,000	412,746
5.50% Sr. Unsec. Nts., 4/1/46	105,000	125,370

PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	258,000	270,577

Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	298,000	310,293
4.875% Sr. Unsec. Nts., 3/15/27	45,000	46,800

		2,008,719

Internet & Catalog Retail—0.3%

Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	106,000	129,247

QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	595,000	607,703

		736,950

Media—0.9%

21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	138,000	160,256

Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	148,000	152,188

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	318,000	415,694

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	331,000	347,581

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[3]	161,000	168,128
6.10% Sr. Unsec. Nts., 2/15/18[3]	125,000	125,586

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	185,000	174,059

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	337,000	341,634

		1,885,126

Multiline Retail—0.2%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	334,000	350,491

Specialty Retail—0.7%

AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	68,000	67,450

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	304,000	327,678

L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	333,000	356,727

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	314,000	318,579

Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	185,000	185,000

14        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Specialty Retail (Continued)

Signet UK Finance plc, 4.70% Sr.
Unsec. Nts., 6/15/24	$356,000	$350,935

		1,606,369

Textiles, Apparel & Luxury Goods—0.3%

Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[3]	336,000	346,080

Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	252,000	263,970

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	163,000	166,651

		776,701

Consumer Staples—3.2%

Beverages—1.0%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	448,000	447,159
3.65% Sr. Unsec. Nts., 2/1/26	57,000	58,908
4.90% Sr. Unsec. Nts., 2/1/46	72,000	83,707

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	262,000	417,674

Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	355,000	351,957

Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	329,000	322,702
4.20% Sr. Unsec. Nts., 7/15/46	50,000	51,115

Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[3]	325,000	344,481

		2,077,703

Food & Staples Retailing—0.4%

Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[3]	364,000	364,106

CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	356,000	347,672
5.125% Sr. Unsec. Nts., 7/20/45	80,000	91,963

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	9,000	8,985
6.90% Sr. Unsec. Nts., 4/15/38	86,000	111,436

		924,162

Food Products—1.0%

Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	232,000	222,066
8.50% Sr. Unsec. Nts., 6/15/19	320,000	346,737

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	188,000	194,441
4.375% Sr. Unsec. Nts., 6/1/46	125,000	124,207

Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[3]	193,000	202,168

Mondelez International Holdings
Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[3]	374,000	368,725

Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[3]	365,000	362,962

TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[3]	221,000	230,945

Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	174,000	178,465

		2,230,716

Tobacco—0.8%

Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	238,000	252,644

BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[3]	351,000	349,265
3.557% Sr. Unsec. Nts., 8/15/27[3]	177,000	177,536

Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[3]	411,000	410,684

Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	313,000	310,382

	Principal Amount	Value

Tobacco (Continued)

Reynolds American, Inc., 5.85% Sr.
Unsec. Nts., 8/15/45	$122,000	$152,794

		1,653,305

Energy—2.6%

Energy Equipment & Services—0.2%

Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	78,000	89,846

Helmerich & Payne International
Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	201,000	211,850

Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[3]	196,000	206,257

		507,953

Oil, Gas & Consumable Fuels—2.4%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	72,000	71,964
6.20% Sr. Unsec. Nts., 3/15/40	68,000	82,662

Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26[3]	323,000	355,489

Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	177,000	178,819
5.25% Sr. Unsec. Nts., 1/15/25	120,000	126,354

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	101,000	104,097

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	162,000	173,759

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	353,000	351,182

Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	89,000	87,618

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	379,000	376,878

Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	324,000	328,791
4.50% Sr. Unsec. Nts., 6/1/25	168,000	179,110

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	47,000	53,424
5.95% Sr. Unsec. Nts., 3/15/46	75,000	101,330

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	79,000	83,889

Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	100,000	99,658

EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	79,000	82,902

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	80,000	88,100
4.90% Sr. Unsec. Nts., 5/15/46	32,000	35,366

EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	353,000	350,745

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	270,000	296,319

Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27	182,000	190,511

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	104,000	111,723

ONEOK Partners LP:
4.90% Sr. Unsec. Nts., 3/15/25	139,000	149,227
8.625% Sr. Unsec. Nts., 3/1/19	152,000	162,274

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	170,000	171,496

Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	180,000	182,428

Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	125,000	133,348

Sunoco Logistics Partners Operations
LP, 4.00% Sr. Unsec. Nts., 10/1/27	198,000	194,480

15        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27	$140,000	$140,522
5.25% Sr. Unsec. Nts., 3/15/20	153,000	161,693

Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[3]	3,000	3,212

		5,209,370

Financials—9.0%

Capital Markets—1.9%

Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[3]	208,000	213,078

Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[3]	147,000	144,686

Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	373,000	383,276

Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	197,000	203,981

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	140,000	150,117

E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[4,13]	327,000	347,437

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	208,000	209,379
3.75% Sr. Unsec. Nts., 2/25/26	200,000	205,516
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[4]	144,000	148,280

Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	256,000	281,072
5.00% Sub. Nts., 11/24/25	322,000	352,840

MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[3]	338,000	355,745

Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[4]	155,000	154,565

Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	215,000	216,350

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	256,000	256,778

TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	216,000	218,154

UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[3]	134,000	140,716
4.253% Sr. Unsec. Nts., 3/23/28[3]	147,000	155,145

		4,137,115

Commercial Banks—4.4%

ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[4]	406,000	418,536

Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	358,000	357,009

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	277,000	275,132
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[4]	191,000	197,736
7.75% Jr. Sub. Nts., 5/14/38	239,000	358,957

Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	338,000	352,364

BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	294,000	292,058

BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[3]	244,000	260,712

BPCE SA, 4.50% Sub. Nts., 3/15/25[3]	243,000	254,317

Citigroup, Inc., 4.281%
[US0003M+183.9] Sr. Unsec. Nts., 4/24/48[4]	356,000	387,802

Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	205,000	204,385
2.65% Sr. Unsec. Nts., 5/26/22	87,000	86,282

	Principal Amount	Value

Commercial Banks (Continued)

Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[3]	$288,000	$284,213

Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	369,000	365,477

Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[3]	412,000	431,095

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	228,000	235,561

First Republic Bank, 4.375% Sub. Nts., 8/1/46	146,000	149,735

Glencore Funding LLC, 4.00% Sr. Unsec. Nts., 4/16/25[3]	200,000	202,326

HSBC Holdings plc, 4.041%
[US0003M+154.6] Sr. Unsec. Nts., 3/13/28[4]	170,000	177,318

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	245,000	249,015

Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[3]	289,000	289,352

JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[4]	284,000	289,185
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[4]	563,000	583,916

Lloyds Banking Group plc, 6.657%
[US0003M+127] Jr. Sub. Perpetual Bonds[3,4,13]	400,000	469,000

PNC Financial Services Group, Inc.
(The), 3.15% Sr. Unsec. Nts., 5/19/27	323,000	324,400

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	328,000	328,406

Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	238,000	237,475

Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[4]	255,000	255,781

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	163,000	161,684

Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	213,000	211,498

US Bancorp:
3.10% Sub. Nts., 4/27/26	210,000	208,693
3.15% Sr. Unsec. Nts., 4/27/27	87,000	87,239

Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[4]	291,000	296,929
4.75% Sub. Nts., 12/7/46	207,000	231,709

		9,515,297

Consumer Finance—0.5%

American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	143,000	141,407

American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	217,000	220,404

Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	143,000	144,762

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	143,000	144,130
4.10% Sr. Unsec. Nts., 2/9/27	146,000	149,788

Electricite de France SA, 6.50% Sr.
Unsec. Nts., 1/26/19[3]	259,000	270,944

		1,071,435

Diversified Financial Services—0.4%

Berkshire Hathaway Energy Co., 2.00% Sr. Unsec. Nts., 11/15/18	115,000	115,111

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	139,000	143,310

Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	212,000	210,776

16        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Diversified Financial Services (Continued)

Voya Financial, Inc., 5.65%
[US0003M+358] Jr. Sub. Nts., 5/15/53[4]	$335,000	$357,613

		826,810

Insurance—0.8%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	179,000	192,625

Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[3]	93,000	91,617

CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	255,000	251,727

Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[4]	219,000	221,009

Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	113,000	125,581

MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[4,13]	296,000	308,503

Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	267,000	282,138

Prudential Financial, Inc., 5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[4]	276,000	294,285

		1,767,485

Real Estate Investment Trusts (REITs)—0.9%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	312,000	314,101
3.00% Sr. Unsec. Nts., 6/15/23	299,000	298,544

Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	176,000	175,872

Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	30,000	30,610
5.875% Sr. Unsec. Nts., 2/1/20	125,000	132,629

HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	348,000	349,386

Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	325,000	348,156

Ventas Realty LP/Ventas Capital Corp., 2.00% Sr. Unsec. Nts., 2/15/18	103,000	102,997

VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	134,000	134,671

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	88,038

		1,975,004

Thrifts & Mortgage Finance—0.1%

Nationwide Building Society, 4.125% [USISDA05+184.9] Sub. Nts., 10/18/32[4]	215,000	215,440

Health Care—3.1%

Biotechnology—0.7%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	210,000	216,184
4.70% Sr. Unsec. Nts., 5/14/45	64,000	71,598

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	82,000	97,635

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	202,000	209,373
5.00% Sr. Unsec. Nts., 8/15/45	41,000	46,659

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	132,000	152,924

Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	376,000	372,712
3.20% Sr. Unsec. Nts., 9/23/26	287,000	281,066

		1,448,151

Health Care Equipment & Supplies—0.7%

Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	366,000	366,206
3.75% Sr. Unsec. Nts., 11/30/26	300,000	308,544

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	$226,000	$224,891
3.70% Sr. Unsec. Nts., 6/6/27	268,000	270,512

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	277,000	285,166

Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[3]	15,000	15,262

Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	145,000	169,193

		1,639,774

Health Care Providers & Services—1.0%

Anthem, Inc., 2.50% Sr. Unsec. Nts., 11/21/20	351,000	350,483

Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	303,000	321,621

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	450,000	495,830

Humana, Inc., 2.50% Sr. Unsec. Nts., 12/15/20	91,000	90,987

Laboratory Corp. of America Holdings:
2.625% Sr. Unsec. Nts., 2/1/20	348,000	349,073
3.60% Sr. Unsec. Nts., 2/1/25	218,000	221,715

UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	285,000	285,719

		2,115,428

Life Sciences Tools & Services—0.4%

Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	259,000	277,329

Quintiles IMS, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[3]	330,000	339,488

Thermo Fisher Scientific, Inc.:
3.20% Sr. Unsec. Nts., 8/15/27	175,000	173,754
4.15% Sr. Unsec. Nts., 2/1/24	125,000	132,741

		923,312

Pharmaceuticals—0.3%

Allergan Funding SCS:
3.00% Sr. Unsec. Nts., 3/12/20	348,000	351,290
3.80% Sr. Unsec. Nts., 3/15/25	247,000	251,784

Zoetis, Inc., 3.00% Sr. Unsec. Nts., 9/12/27	86,000	84,157

		687,231

Industrials—2.3%

Aerospace & Defense—0.5%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	270,000	280,403

Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	135,000	137,845

Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[3]	134,000	133,833

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	190,000	220,100

Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[3]	93,000	92,444

Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	90,000	91,615
3.875% Sr. Unsec. Nts., 3/1/25	129,000	133,894

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[10]	67,000	66,903

		1,157,037

Air Freight & Couriers—0.0%

FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	69,000	73,863

Building Products—0.2%

Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	255,000	252,784

17        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Building Products (Continued)

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	$242,000	$237,907

		490,691

Commercial Services & Supplies—0.1%

Republic Services, Inc., 3.80% Sr.
Unsec. Nts., 5/15/18	311,000	313,178

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr.
Unsec. Nts., 10/15/23[3]	345,000	361,819

Industrial Conglomerates—0.4%

Carlisle Cos., Inc., 3.75% Sr. Unsec.
Nts., 12/1/27	188,000	190,279

Roper Technologies, Inc.:
3.00% Sr. Unsec. Nts., 12/15/20	288,000	291,605
3.80% Sr. Unsec. Nts., 12/15/26	263,000	271,647

		753,531

Machinery—0.3%

CNH Industrial NV, 3.85% Sr. Unsec.
Nts., 11/15/27	189,000	188,799

Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	385,000	382,322

Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	144,000	141,053

		712,174

Road & Rail—0.2%

Canadian Pacific Railway Co., 4.80%
Sr. Unsec. Nts., 9/15/35	76,000	88,744

Penske Truck Leasing Co. LP/PTL
Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[3]	284,000	280,869

		369,613

Trading Companies & Distributors—0.4%

Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	160,000	158,941
3.625% Sr. Unsec. Nts., 4/1/27	156,000	156,136

GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	285,000	281,758

United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	178,000	179,780

		776,615

Information Technology—1.9%

Electronic Equipment, Instruments, & Components—0.3%

Arrow Electronics, Inc., 3.875% Sr.
Unsec. Nts., 1/12/28	248,000	247,691

CDW LLC/CDW Finance Corp., 5.50%
Sr. Unsec. Nts., 12/1/24	58,000	63,365

Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	271,000	286,302

		597,358

Internet Software & Services—0.1%

VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	189,000	194,197
5.25% Sr. Unsec. Nts., 4/1/25	105,000	114,844

		309,041

IT Services—0.3%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	164,000	162,912

DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	261,000	262,395
4.75% Sr. Unsec. Nts., 4/15/27	267,000	284,377

		709,684

	Principal Amount	Value

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[3]	$116,000	$120,664

Software—0.8%

Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	125,000	131,342

Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[3]	376,000	380,807
6.02% Sr. Sec. Nts., 6/15/26[3]	213,000	235,185

Open Text Corp., 5.625% Sr. Unsec.
Nts., 1/15/23[3]	174,000	182,048

Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	214,000	211,457
2.95% Sr. Unsec. Nts., 5/15/25	211,000	212,067

VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	108,000	107,448
3.90% Sr. Unsec. Nts., 8/21/27	178,000	179,987

		1,640,341

Technology Hardware, Storage & Peripherals—0.3%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	227,000	256,132

Hewlett Packard Enterprise Co., 3.60%
Sr. Unsec. Nts., 10/15/20	342,000	349,381

NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	160,000	158,810

		764,323

Materials—2.0%

Chemicals—1.1%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	104,000	104,618
4.125% Sr. Unsec. Nts., 3/15/35	87,000	90,090

CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[3]	263,000	274,583

Ecolab, Inc., 2.00% Sr. Unsec. Nts., 1/14/19	370,000	369,455

LyondellBasell Industries NV, 5.00% Sr.
Unsec. Nts., 4/15/19	227,000	233,111

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	308,000	325,710

RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	304,000	311,821
3.75% Sr. Unsec. Nts., 3/15/27	91,000	92,230
4.25% Sr. Unsec. Nts., 1/15/48	86,000	85,779

Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25	122,000	121,437
3.95% Sr. Unsec. Nts., 1/15/26	174,000	181,712

Yara International ASA, 3.80% Sr.
Unsec. Nts., 6/6/26[3]	230,000	228,520

		2,419,066

Construction Materials—0.2%

LafargeHolcim Finance US LLC, 3.50%
Sr. Unsec. Nts., 9/22/26[3]	80,000	79,002

Martin Marietta Materials, Inc., 3.50%
Sr. Unsec. Nts., 12/15/27	171,000	170,026

Vulcan Materials Co., 3.90% Sr. Unsec.
Nts., 4/1/27	263,000	269,267

		518,295

Containers & Packaging—0.4%

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	150,000	145,677
4.80% Sr. Unsec. Nts., 6/15/44	142,000	155,904

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	116,008
4.50% Sr. Unsec. Nts., 11/1/23	150,000	161,542

18        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Containers & Packaging (Continued)

Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[3]	$290,000	$298,700

		877,831

Metals & Mining—0.2%

Anglo American Capital plc: 3.625% Sr. Unsec. Nts., 9/11/24[3]	86,000	85,670
4.00% Sr. Unsec. Nts., 9/11/27[3]	140,000	139,245

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	96,000	112,070

		336,985

Paper & Forest Products—0.1%

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	199,000	205,965

Telecommunication Services—1.5%

Diversified Telecommunication Services—1.5%

AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	146,000	146,928
4.30% Sr. Unsec. Nts., 2/15/30[3]	331,000	331,389
4.35% Sr. Unsec. Nts., 6/15/45	189,000	174,895
5.15% Sr. Unsec. Nts., 2/14/50	109,000	109,971

British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	289,000	432,583

Deutsche Telekom International Finance BV, 2.225% Sr. Unsec. Nts., 1/17/20[3]	355,000	353,468

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	397,000	398,441
4.103% Sr. Unsec. Nts., 3/8/27	98,000	101,428
5.213% Sr. Unsec. Nts., 3/8/47	123,000	140,016
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	125,000	168,077

T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	317,000	346,719

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	131,000	127,579
4.125% Sr. Unsec. Nts., 8/15/46	152,000	140,861
4.522% Sr. Unsec. Nts., 9/15/48	281,000	277,570

		3,249,925

Utilities—2.1%

Electric Utilities—1.5%

AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[3]	153,000	159,995

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	146,000	146,759

Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	176,000	175,035
3.75% Sr. Unsec. Nts., 9/1/46	70,000	69,458

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	233,000	233,601

	Principal Amount	Value

Electric Utilities (Continued)

EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[3]	$238,000	$239,883

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	241,000	240,126

Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[3]	178,000	177,151

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	87,000	94,847

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	88,000	100,691

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	81,000	98,005

NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[3]	29,000	29,580

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	92,925

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	317,000	339,950

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	347,000	354,257

Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	128,000	137,581

Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	324,000	321,450

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	187,000	194,240

		3,205,534

Multi-Utilities—0.6%

Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	179,000	179,532

Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	285,000	285,272
4.90% Sr. Unsec. Nts., 8/1/41	123,000	142,540

NiSource Finance Corp., 3.49% Sr. Unsec. Nts., 5/15/27	258,000	263,039

Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	303,000	298,109

Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	242,000	245,172

		1,413,664

Total Non-Convertible Corporate Bonds and Notes (Cost $69,655,947)		71,440,747

	Shares

Investment Company—2.5%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[14,15] (Cost $5,367,607)	5,367,607	5,367,607

Total Investments, at Value (Cost $240,932,791)	117.4%	255,554,836

Net Other Assets (Liabilities)	(17.4)	(37,906,837)

Net Assets	100.0%	$217,647,999

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,168,360 or 12.94% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

5. Restricted security. The aggregate value of restricted securities at period end was $218,538, which represents 0.10% of the Fund’s net assets. See Note 4 of the accompanying Notes.

Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Credit Acceptance Auto Loan Trust, Series 2017-3A, Cl. C, 3.48%, 10/15/26	10/17/17	$219,965	$218,538	$1,427

19        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,486,117 or 0.68% of the Fund’s net assets at period end.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $49,745 or 0.02% of the Fund’s net assets at period end.

8. Interest rate is less than 0.0005%.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $141,300. See Note 6 of the accompanying Notes.

13. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

14. Rate shown is the 7-day yield at period end.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$5,367,607	$43,517	$—	$—

16. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes

Futures Contracts as of December 31, 2017
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation

United States Treasury Long Bonds	Buy	3/20/18	18	USD	2,751	$ 2,754,000	$ 2,847
United States Treasury Nts., 10 yr.	Sell	3/20/18	129	USD	16,080	16,002,047	77,661
United States Treasury Nts., 2 yr.	Buy	3/29/18	11	USD	2,355	2,355,203	36
United States Treasury Nts., 5 yr.	Sell	3/29/18	3	USD	349	348,492	769
United States Ultra Bonds	Buy	3/20/18	50	USD	8,334	8,382,812	48,776

							$ 130,089

Glossary:
Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

20        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $235,565,184)	$250,187,229
Affiliated companies (cost $5,367,607)	5,367,607

255,554,836

Cash	16,556,911

Cash used for collateral on futures	277,000

Receivables and other assets:
Investments sold (including $2,162,782 sold on a when-issued or delayed delivery basis)	2,266,651
Interest, dividends and principal paydowns	930,051
Shares of beneficial interest sold	48,216
Variation margin receivable	26,778
Other	54,806

Total assets	275,715,249

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	57,568,656
Shares of beneficial interest redeemed	335,662
Trustees’ compensation	46,325
Variation margin payable	26,205
Shareholder communications	12,496
Distribution and service plan fees	10,765
Other	67,141

Total liabilities	58,067,250

Net Assets	$217,647,999

Composition of Net Assets
Par value of shares of beneficial interest	$13,717

Additional paid-in capital	194,520,797

Accumulated net investment income	3,826,718

Accumulated net realized gain on investments and foreign currency transactions	4,536,208

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	14,750,559

Net Assets	$217,647,999

Net Asset Value Per Share

Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $166,014,627 and 10,430,619 shares of beneficial interest outstanding)	$15.92

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $51,633,372 and 3,286,400 shares of beneficial interest outstanding)	$15.71

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Interest	$4,051,663

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $7,093)	1,257,309
Affiliated companies	43,517

Total investment income	5,352,489

Expenses
Management fees	1,656,729

Distribution and service plan fees — Service shares	128,331

Transfer and shareholder servicing agent fees:
Non-Service shares	170,426
Service shares	51,342

Shareholder communications:
Non-Service shares	38,917
Service shares	11,731

Custodian fees and expenses	44,606

Trustees’ compensation	14,213

Borrowing fees	6,050

Other	97,546

Total expenses	2,219,891
Less reduction to custodian expenses	(932)
Less waivers and reimbursements of expenses	(598,734)

Net expenses	1,620,225

Net Investment Income	3,732,264

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	11,292,892
Futures contracts	363,666
Foreign currency transactions	(961)
Swap contracts	101,939

Net realized gain	11,757,536

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	3,849,482
Translation of assets and liabilities denominated in foreign currencies	1,889
Futures contracts	165,856
Swap contracts	843

Net change in unrealized appreciation/depreciation	4,018,070

Net Increase in Net Assets Resulting from Operations	$19,507,870

See accompanying Notes to Financial Statements.

22        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations
Net investment income	$3,732,264	$3,974,985

Net realized gain	11,757,536	6,003,120

Net change in unrealized appreciation/depreciation	4,018,070	1,806,844

Net increase in net assets resulting from operations	19,507,870	11,784,949

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,346,883)	(4,214,715)
Service shares	(889,490)	(1,155,621)

	(4,236,373)	(5,370,336)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(18,304,514)	(14,689,603)
Service shares	(3,634,518)	(2,041,174)

	(21,939,032)	(16,730,777)

Net Assets
Total decrease	(6,667,535)	(10,316,164)

Beginning of period	224,315,534	234,631,698

End of period (including accumulated net investment income of $3,826,718 and $ 4,130,290, respectively)	$217,647,999	$224,315,534

See accompanying Notes to Financial Statements.

23        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$14.86	$14.46	$14.67	$13.84	$12.52

Income (loss) from investment operations:
Net investment income[1]	0.27	0.26	0.31	0.29	0.25
Net realized and unrealized gain (loss)	1.09	0.49	(0.18)	0.83	1.38

Total from investment operations	1.36	0.75	0.13	1.12	1.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.35)	(0.34)	(0.29)	(0.31)

Net asset value, end of period	$15.92	$14.86	$14.46	$14.67	$13.84

Total Return, at Net Asset Value[2]	9.25%	5.26%	0.83%	8.20%	13.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166,015	$172,573	$182,406	$203,684	$213,697

Average net assets (in thousands)	$170,438	$177,368	$194,208	$208,556	$218,090

Ratios to average net assets:[3]
Net investment income	1.74%	1.78%	2.09%	2.03%	1.87%
Expenses excluding specific expenses listed below	0.94%	0.94%	0.91%	0.90%	0.89%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.94%	0.94%	0.91%	0.90%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%	0.67%	0.67%	0.66%

Portfolio turnover rate[6]	76%	68%	68%	98%	187%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.94%
Year Ended December 31, 2016	0.94%
Year Ended December 31, 2015	0.91%
Year Ended December 31, 2014	0.90%
Year Ended December 31, 2013	0.90%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2017	$729,295,309	$711,803,922
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825

See accompanying Notes to Financial Statements.

24        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$14.67	$14.28	$14.49	$13.66	$12.37

Income (loss) from investment operations:
Net investment income[1]	0.23	0.22	0.27	0.25	0.21
Net realized and unrealized gain (loss)	1.07	0.48	(0.18)	0.84	1.36

Total from investment operations	1.30	0.70	0.09	1.09	1.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.31)	(0.30)	(0.26)	(0.28)

Net asset value, end of period	$15.71	$14.67	$14.28	$14.49	$13.66

Total Return, at Net Asset Value[2]	8.95%	4.96%	0.57%	8.02%	12.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,633	$51,743	$52,226	$63,880	$69,601

Average net assets (in thousands)	$51,345	$53,914	$59,085	$65,450	$72,332

Ratios to average net assets:[3]
Net investment income	1.49%	1.53%	1.84%	1.78%	1.62%
Expenses excluding specific expenses listed below	1.19%	1.19%	1.16%	1.15%	1.15%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.19%	1.19%	1.16%	1.15%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.92%	0.92%

Portfolio turnover rate[6]	76%	68%	68%	98%	187%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.19%
Year Ended December 31, 2016	1.19%
Year Ended December 31, 2015	1.16%
Year Ended December 31, 2014	1.15%
Year Ended December 31, 2013	1.16%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2017	$729,295,309	$711,803,922
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825

See accompanying Notes to Financial Statements.

25        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

26        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$3,873,530	$4,754,290	$—	$14,531,986

1. During the reporting period, the Fund utilized $5,261,675 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the previous reporting period, the Fund utilized $6,632,281 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]

$354,657	$200,537	$555,194

3. $354,657, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016

Distributions paid from:
Ordinary income	$4,236,373	$5,370,336

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$241,021,276
Federal tax cost of other investments	(2,858,525)

Total federal tax cost	$238,162,751

Gross unrealized appreciation	$17,799,742
Gross unrealized depreciation	(3,267,756)

Net unrealized appreciation	$14,531,986

27        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets

28        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation (Continued)

and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$7,417,523	$—	$—	$7,417,523
Consumer Staples	4,497,479	732,271	—	5,229,750
Energy	4,524,559	—	—	4,524,559
Financials	14,657,514	—	—	14,657,514
Health Care	8,505,538	—	—	8,505,538
Industrials	9,362,772	—	—	9,362,772
Information Technology	19,224,945	—	—	19,224,945
Materials	2,920,327	—	—	2,920,327
Telecommunication Services	1,795,124	—	—	1,795,124
Utilities	1,789,847	547,292	—	2,337,139
Asset-Backed Securities	—	19,540,769	—	19,540,769
Mortgage-Backed Obligations	—	82,553,042	128,201	82,681,243
U.S. Government Obligation	—	549,279	—	549,279
Non-Convertible Corporate Bonds and Notes	—	71,440,747	—	71,440,747
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	80,063,235	175,363,400	128,201	255,554,836
Other Financial Instruments:
Futures contracts	130,089	—	—	130,089

Total Assets	$80,193,324	$175,363,400	$128,201	$255,684,925

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts

29        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$57,568,656
Sold securities	2,162,782

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $32,837 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 43% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

30        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $24,983,731 and $15,646,786 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract

31        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $1,989,285 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also

32        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts Variation margin receivable		$26,778*	Variation margin payable	$26,205*

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$101,939	$101,939
Interest rate contracts	363,666	—	363,666

Total	$363,666	$101,939	$465,605

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$843	$843
Interest rate contracts	165,856	—	165,856

Total	$165,856	$843	$166,699

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	167,674	$2,587,806	180,594	$2,654,702
Dividends and/or distributions reinvested	217,048	3,346,883	289,075	4,214,715
Redeemed	(1,568,489)	(24,239,203)	(1,468,409)	(21,559,020)

Net decrease	(1,183,767)	$(18,304,514)	(998,740)	$(14,689,603)

Service Shares
Sold	258,277	$3,974,804	707,970	$10,153,873
Dividends and/or distributions reinvested	58,365	889,490	80,196	1,155,621
Redeemed	(557,584)	(8,498,812)	(918,852)	(13,350,668)

Net decrease	(240,942)	$(3,634,518)	(130,686)	$(2,041,174)

33        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$143,698,419	$152,101,459
U.S. government and government agency obligations	191,875	1,195,086
To Be Announced (TBA) mortgage-related securities	729,295,309	711,803,922

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$455,950
Service shares	137,430

34        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $5,354 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

35        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Conservative Balanced Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 13, 2018

36        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FEDERAL INCOME TAX INFORMATION

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 25.49% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

37        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Magnus Krantz, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other conservative allocation funds. The Board considered that the Fund outperformed its performance category during the three- and five-year periods, but underperformed for the one- and ten-year periods. The Board further noted that the Fund’s recent underperformance occurred in 2016. In that regard, the Board observed that when it considered the Fund’s performance record one year prior the Fund had outperformed its category median for all periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other conservative allocation funds . In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, net of waivers, were lower than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was higher than its peer group median and its category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service Shares and 0.92% for Service Shares. This contractual expense limitation may not be amended or withdrawn for one year after the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee

38        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

39        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

41        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Krantz, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2013) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

42        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

43        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2017
Oppenheimer
Capital Appreciation Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGER: Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	26.83%	13.97%	6.45%
Service Shares	9/18/01	26.50	13.69	6.19
S&P 500 Index		21.83	15.79	8.50
Russell 1000 Growth Index		30.21	17.33	10.00

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	7.1%

Alphabet, Inc., Cl. C	6.8

Microsoft Corp.	5.8

Facebook, Inc., Cl. A	5.3

Mastercard, Inc., Cl. A	4.6

Amazon.com, Inc.	3.9

Lowe’s Cos., Inc.	2.8

Comcast Corp., Cl. A	2.6

Oracle Corp.	2.1

eBay, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of common stocks.

2      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Performance Discussion

For the one-year reporting period, the Fund’s Non-Service shares generated a total return of 26.83%. In comparison, the Fund underperformed the Russell 1000 Growth Index (the “Index”), which returned 30.21% for the same period. On a sector basis, the largest underperformers included Industrials, Health Care and Consumer Discretionary, where stock selection detracted from performance. The Fund outperformed in Information Technology, Materials and Telecommunication Services. The Fund outperformed the broader U.S. equity market, as measured by the S&P 500 Index, which returned 21.83% this reporting period.

MARKET OVERVIEW

2017 was a banner year in terms of fundamentals for the U.S. economy. One of the longest job expansions in U.S. history continued with more than 2 million jobs added for the seventh consecutive year and unemployment close to an all-time low at period end. There were various other signs of improvement as well, in everything from high consumer confidence scores to declining murder rates in big cities (New York and Los Angeles were at record lows). Despite this, the inflation rate remained low. Most importantly for equity investors, U.S. corporate revenue and earnings growth accelerated.

These trends helped the equity market continue its strong upward trend in the fourth quarter, topping off a year that saw the Russell 1000 Growth Index posted a robust total return of 30.21%. The rally in the market was unusual in several aspects. First, several major indices—including the S&P 500 Index and Russell 1000 Index—posted positive total returns in every single month of the year, which is something they have never done before. (The Fund’s benchmark, the Russell 1000 Growth Index, rose in “only” 11 of the calendar months.) The market was also extremely calm, as market volatility (as measured by the CBOE Volatility Index) hit a new all-time low during the year. Finally, cumulative losses on the down days during 2017 were the lowest on record. For many, the investor experience of 2017 was about as good as it gets. While nearly all parts of the market rose in 2017, there were some notable differences within the market. Namely, large capitalization stocks outperformed smaller capitalization stocks, and companies on the “growth” part of the spectrum vastly outperformed the “value” names.

Several factors drove investors’ increased appetite for risk. For one, the underlying economy remained on the steady growth track that it has been on for several years. And though the Federal Reserve raised rates a couple times during the year, liquidity remained abundant with interest rates still at historically low levels. Last but not least, excitement around corporate tax reform drove expectations for a burst in corporate profitability and overall economic growth.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can out-perform no matter the environment.

If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer) is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins) and with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models) and the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). To offset our agnostic position on the conditions, we make sure to have some horses in the stable that we believe will win no matter the weather. In short, it boils down to mostly stock selection. This approach has led to consistent positive alpha versus our peers over longer periods of time.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s relative performance this period included PayPal, Activision Blizzard, and MasterCard.

PayPal has continued to benefit from strong revenue growth driven by impressive customer acquisition and engagement, as well as the secular tailwinds of electronic payments and e-commerce spending.

3      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Activision Blizzard rallied early in the period after reporting a strong fourth quarter despite disappointing sales for its franchise title Call of Duty. Outperformance was driven by strength in Blizzard titles Overwatch and World of Warcraft. We remain positive on future growth drivers, which include monetization of advertising on “King mobile”, a continued shift towards high margin in-game digital purchases and the opportunity within eSports.

MasterCard continues to show strong and resilient growth demonstrating that the secular trend toward electronic forms of payment remains in early innings globally, particularly in emerging markets. At the company’s annual investor day in September they raised their three year outlook calling for revenue growth at the “high end of low double digits” and constant currency earnings per share (“EPS”) growth of ~20% (previously mid-teens). MasterCard’s services business which includes loyalty, data and analytics and security remains a differentiator versus their primary competitor and presents a compelling growth opportunity particularly within security, following the landmark data breach that occurred recently at Equifax. Additionally, at their investor day, management discussed the massive opportunity for recently acquired fast ACH provider Vocalink, which we believe provides leading technology in the currently over $100 trillion ACH market.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included AutoZone, Allergan, and Molson Coors Brewing Company.

During AutoZone’s fiscal third quarter, there was further deceleration of comparable store sales which came in below expectations. This further highlighted that the company may be running at a lower EPS growth rate in the near term (mid-single-digit to high-single-digit) versus double digit growth previously as comparisons are slower and some margin headwinds (some temporary, some not) weigh on earnings. The slowdown appears to be industry-wide as their key competitors have also experienced decelerations. Given the shadow that Amazon is casting in U.S. retail, multiples for AutoZone and its peers have compressed as fears of share losses and price compression at the hands of Amazon have gotten extreme. However, in the company’s most recently reported quarter, sales and EPS accelerated, along with its auto parts retail peers. This quieted concerns that Amazon is taking market share to close the period. Although this was a positive development for AutoZone, it did not offset the losses experienced earlier in the year.

Allergan underperformed due to concerns around losing its patent on Restasis. Also, there is concern for weakening margins in 2018 as a few of their higher margin products will lose exclusivity.

Post Molson Coors’ acquisition of the 50% of the U.S. Miller Coors joint venture that they didn’t own, management shed more light on how much of the significant $550mm in savings shareholders could expect to see flow through to earnings. With these savings equating to 500 basis points of operating margin and Molson Coors’ operating margins at half of the industry leader, AnheiserBusch, the market was disappointed in a 30-60 basis point-guided annual improvement. The stock also sold off on concerns management would needlessly invest to try to drive the top line in a flat to declining industry.

STRATEGY & OUTLOOK

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable data around employment, wages and inflation. Rising home prices and innovation also continue to help drive the economy higher. Moreover, we believe corporate tax reform will lead to a jump in earnings and cash flow for most companies, and it will more likely than not lead to a boost in economic growth in the short-term. While the economic expansionary cycle is indeed long in the tooth, the economic growth has been at relatively low rates, suggesting it could continue for a while longer.

We are afraid companies are addicted to low interest rates, which have been low for almost a decade now. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially. As the markets have risen, we find fewer companies with attractive fundamentals that are attractively priced. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

Volatility in the markets was unusually low in 2017. We expect heightened uncertainty to return to the equity markets eventually. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

4      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2017. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Non-Service shares	$1,000.00	$1,100.80	$4.24
Service shares	1,000.00	1,099.30	5.57

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS December 31, 2017

	Shares	Value

Common Stocks—99.8%

Consumer Discretionary—20.2%

Hotels, Restaurants & Leisure—3.4%

Cedar Fair LP1	189,752	$12,331,983

Starbucks Corp.	293,970	16,882,697

		29,214,680

Household Durables—1.5%

Newell Brands, Inc.	119,940	3,706,146

Whirlpool Corp.	58,050	9,789,552

		13,495,698

Internet & Catalog Retail—5.5%

Amazon.com, Inc.[2]	29,394	34,375,401

Priceline Group, Inc. (The)[2]	7,620	13,241,579

		47,616,980

Media—2.6%

Comcast Corp., Cl. A	566,542	22,690,007

Specialty Retail—7.2%

AutoNation, Inc.[2]	225,990	11,600,067

AutoZone, Inc.[2]	22,460	15,977,370

CarMax, Inc.[2]	168,520	10,807,187

Lowe’s Cos., Inc.	266,170	24,737,840

		63,122,464

Consumer Staples—5.6%

Beverages—3.1%

Constellation Brands, Inc., Cl. A	42,410	9,693,654

Dr Pepper Snapple Group, Inc.	97,830	9,495,380

Molson Coors Brewing Co., Cl. B	91,030	7,470,832

		26,659,866

Food Products—1.3%

Kraft Heinz Co. (The)	84,190	6,546,614

Mondelez International, Inc., Cl. A	115,590	4,947,252

		11,493,866

Household Products—1.2%

HRG Group, Inc.[2]	130,350	2,209,432

Spectrum Brands Holdings, Inc.	74,550	8,379,420

		10,588,852

Energy—2.5%

Oil, Gas & Consumable Fuels—2.5%

Husky Energy, Inc.[2]	589,536	8,324,793

Magellan Midstream Partners LP1	195,230	13,849,616

		22,174,409

Financials—5.6%

Capital Markets—4.2%

Charles Schwab Corp. (The)	266,970	13,714,249

CME Group, Inc., Cl. A	63,530	9,278,557

Intercontinental Exchange, Inc.	190,450	13,438,152

		36,430,958

Diversified Financial Services—1.0%

Berkshire Hathaway, Inc., Cl. B2	44,050	8,731,591

Real Estate Investment Trusts (REITs)—0.4%

Mid-America Apartment Communities, Inc.	40,340	4,056,590

Health Care—11.8%

Biotechnology—4.5%

Biogen, Inc.[2]	40,420	12,876,599

Celgene Corp.[2]	136,604	14,255,994

Galapagos NV2	43,811	4,150,346

Gilead Sciences, Inc.	117,630	8,427,013

		39,709,952

Health Care Equipment & Supplies—2.3%

Intuitive Surgical, Inc.[2]	20,670	7,543,310

Medtronic plc	91,960	7,425,770

	Shares	Value

Health Care Equipment & Supplies (Continued)

Stryker Corp.	35,010	$5,420,948

		20,390,028

Health Care Providers & Services—2.2%

Humana, Inc.	28,970	7,186,588

Laboratory Corp. of America Holdings[2]	74,770	11,926,563

		19,113,151

Health Care Technology—0.8%

Cerner Corp.[2]	98,920	6,666,219

Pharmaceuticals—2.0%

Allergan plc	58,220	9,523,628

Merck & Co., Inc.	88,930	5,004,091

Valeant Pharmaceuticals International, Inc.[2]	121,090	2,516,250

		17,043,969

Industrials—10.3%

Aerospace & Defense—1.0%

Spirit AeroSystems Holdings, Inc., Cl. A	97,270	8,486,807

Airlines—1.6%

Spirit Airlines, Inc.[2]	319,990	14,351,552

Commercial Services & Supplies—2.0%

Johnson Controls International plc	115,830	4,414,281

KAR Auction Services, Inc.	256,640	12,962,887

		17,377,168

Machinery—2.4%

Deere & Co.	42,200	6,604,722

Stanley Black & Decker, Inc.	29,500	5,005,855

Wabtec Corp.	118,250	9,629,097

		21,239,674

Professional Services—1.1%

Equifax, Inc.	13,240	1,561,261

Nielsen Holdings plc	209,660	7,631,624

		9,192,885

Road & Rail—1.5%

Canadian National Railway Co.	88,710	7,318,575

Canadian Pacific Railway Ltd.	33,890	6,193,736

		13,512,311

Trading Companies & Distributors—0.7%

Fastenal Co.	103,820	5,677,916

Information Technology—40.3%

Internet Software & Services—14.2%

Alphabet, Inc., Cl. C2	56,850	59,487,840

eBay, Inc.[2]	474,030	17,889,892

Facebook, Inc., Cl. A2	263,660	46,525,444

		123,903,176

IT Services—6.5%

Mastercard, Inc., Cl. A	263,590	39,896,983

PayPal Holdings, Inc.[2]	231,560	17,047,447

		56,944,430

Semiconductors & Semiconductor Equipment—3.2%

Broadcom Ltd.	58,170	14,943,873

Texas Instruments, Inc.	125,310	13,087,376

		28,031,249

Software—9.3%

Activision Blizzard, Inc.	150,360	9,520,795

Microsoft Corp.	591,770	50,620,006

Oracle Corp.	386,020	18,251,025

Snap, Inc., Cl. A2	146,600	2,141,826

		80,533,652

Technology Hardware, Storage & Peripherals—7.1%

Apple, Inc.	366,670	62,051,564

8      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Shares	Value

Materials—1.3%

Chemicals—0.4%

Albemarle Corp.	31,380	$4,013,188

Metals & Mining—0.9%

Compass Minerals International, Inc.	106,180	7,671,505

Utilities—2.2%

Electric Utilities—0.3%

PG&E Corp.	64,970	2,912,605

	Shares	Value

Gas Utilities—1.6%

AmeriGas Partners LP1	295,100	$13,642,473

Multi-Utilities—0.3%

SCANA Corp.	63,970	2,544,727

Total Investments, at Value (Cost $638,825,547)	99.8%	871,286,162

Net Other Assets (Liabilities)	0.2	1,805,314

Net Assets	100.0%	$873,091,476

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund at period end. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	31,306,028	117,128,592	148,434,620	—

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$—	$41,558	$—	$—

See accompanying Notes to Financial Statements.

9      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying statement of investments—unaffiliated companies (cost $638,825,547)	$871,286,162

Cash	1,439,596

Receivables and other assets:
Dividends	875,451
Shares of beneficial interest sold	90,807
Other	100,564

Total assets	873,792,580

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	468,976
Trustees’ compensation	88,598
Distribution and service plan fees	67,751
Shareholder communications	34,035
Other	41,744

Total liabilities	701,104

Net Assets	$873,091,476

Composition of Net Assets
Par value of shares of beneficial interest	$15,759

Additional paid-in capital	582,958,371

Accumulated net investment income	313,862

Accumulated net realized gain on investments and foreign currency transactions	57,355,900

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	232,447,584

Net Assets	$873,091,476

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $556,227,631 and 9,986,261 shares of beneficial interest outstanding)	$55.70

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $316,863,845 and 5,772,556 shares of beneficial interest outstanding)	$54.89

See accompanying Notes to Financial Statements.

10                      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $33,477)	$9,282,318
Affiliated companies	41,558

Total investment income	9,323,876

Expenses
Management fees	5,959,688

Distribution and service plan fees — Service shares	785,869

Transfer and shareholder servicing agent fees:
Non-Service shares	538,955
Service shares	314,335

Shareholder communications:
Non-Service shares	45,034
Service shares	26,299

Trustees’ compensation	31,813

Borrowing fees	22,848

Custodian fees and expenses	6,179

Other	91,067

Total expenses	7,822,087
Less reduction to custodian expenses	(1,528)
Less waivers and reimbursements of expenses	(185,524)

Net expenses	7,635,035

Net Investment Income	1,688,841

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	62,739,925
Foreign currency transactions	(3,432)

Net realized gain	62,736,493

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	136,363,366
Translation of assets and liabilities denominated in foreign currencies	10,173

Net change in unrealized appreciation/depreciation	136,373,539

Net Increase in Net Assets Resulting from Operations	$200,798,873

See accompanying Notes to Financial Statements.

11      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations
Net investment income	$1,688,841	$1,293,960

Net realized gain	62,736,493	85,112,682

Net change in unrealized appreciation/depreciation	136,373,539	(108,416,699)

Net increase (decrease) in net assets resulting from operations	200,798,873	(22,010,057)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,271,514)	(2,123,971)
Service shares	(28,819)	(318,481)

	(1,300,333)	(2,442,452)

Distributions from net realized gain:
Non-Service shares	(48,408,998)	(53,815,550)
Service shares	(28,679,944)	(29,108,236)

	(77,088,942)	(82,923,786)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(23,046,014)	6,630,751
Service shares	(23,253,888)	15,475,883

	(46,299,902)	22,106,634

Net Assets
Total increase (decrease)	76,109,696	(85,269,661)

Beginning of period	796,981,780	882,251,441

End of period (including accumulated net investment income (loss) of $313,862 and $(101,477), respectively)	$873,091,476	$796,981,780

See accompanying Notes to Financial Statements.

12      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$48.36	$55.49	$64.87	$57.88	$45.06

Income (loss) from investment operations:
Net investment income[1]	0.15	0.12	0.22	0.09	0.23
Net realized and unrealized gain (loss)	12.33	(1.57)	2.25	8.64	13.09

Total from investment operations	12.48	(1.45)	2.47	8.73	13.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.22)	(0.06)	(0.27)	(0.50)
Distributions from net realized gain	(5.01)	(5.46)	(11.79)	(1.47)	0.00

Total dividends and/or distributions to shareholders	(5.14)	(5.68)	(11.85)	(1.74)	(0.50)

Net asset value, end of period	$55.70	$48.36	$55.49	$64.87	$57.88

Total Return, at Net Asset Value[2]	26.83%	(2.20)%	3.54%	15.41%	29.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$556,227	$501,756	$564,514	$616,862	$626,907

Average net assets (in thousands)	$539,255	$514,525	$601,110	$614,272	$595,912

Ratios to average net assets:[3]
Net investment income	0.29%	0.25%	0.36%	0.15%	0.44%
Expenses excluding specific expenses listed below	0.82%	0.83%	0.81%	0.80%	0.81%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.82%	0.83%	0.81%	0.80%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%[6]	0.80%

Portfolio turnover rate	26%	114%	60%	61%	77%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.82%
Year Ended December 31, 2016	0.83%
Year Ended December 31, 2015	0.81%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%

6. Waivers less than 0.005%.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$47.73	$54.80	$64.30	$57.37	$44.66

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.00[2]	0.07	(0.06)	0.10
Net realized and unrealized gain (loss)	12.16	(1.55)	2.22	8.57	12.98

Total from investment operations	12.18	(1.55)	2.29	8.51	13.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.06)	0.00	(0.11)	(0.37)
Distributions from net realized gain	(5.01)	(5.46)	(11.79)	(1.47)	0.00

Total dividends and/or distributions to shareholders	(5.02)	(5.52)	(11.79)	(1.58)	(0.37)

Net asset value, end of period	$54.89	$47.73	$54.80	$64.30	$57.37

Total Return, at Net Asset Value[3]	26.50%	(2.43)%	3.27%	15.13%	29.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$316,864	$295,226	$317,737	$337,318	$364,214

Average net assets (in thousands)	$314,506	$287,933	$332,468	$343,254	$367,615

Ratios to average net assets:[4]
Net investment income (loss)	0.04%	0.00%[5]	0.12%	(0.10)%	0.20%
Expenses excluding specific expenses listed below	1.07%	1.08%	1.06%	1.05%	1.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.07%	1.08%	1.06%	1.05%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%[7]	1.05%

Portfolio turnover rate	26%	114%	60%	61%	77%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.07%
Year Ended December 31, 2016	1.08%
Year Ended December 31, 2015	1.06%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%

7. Waivers less than 0.005%.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

15      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$25,932,730	$33,304,255	$—	$232,151,565

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]

$4,929,770	$26,831	$4,956,601

3. $4,929,770, including $2,853,254 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016

Distributions paid from:
Ordinary income	$1,300,333	$2,442,452
Long-term capital gain	77,088,942	82,923,786

Total	$78,389,275	$85,366,238

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$639,121,566

Gross unrealized appreciation	$247,259,374
Gross unrealized depreciation	(15,107,809)

Net unrealized appreciation	$232,151,565

16      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$176,139,829	$—	$—	$176,139,829
Consumer Staples	48,742,584	—	—	48,742,584
Energy	22,174,409	—	—	22,174,409
Financials	49,219,139	—	—	49,219,139

17      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Health Care	$98,772,973	$4,150,346	$—	$102,923,319
Industrials	89,838,313	—	—	89,838,313
Information Technology	351,464,071	—	—	351,464,071
Materials	11,684,693	—	—	11,684,693
Utilities	19,099,805	—	—	19,099,805

Total Assets	$867,135,816	$4,150,346	$—	$871,286,162

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

    The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 51% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil,

18      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

5. Market Risk Factors (Continued)

metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	393,813	$20,493,018	575,681	$28,663,769
Dividends and/or distributions reinvested	978,541	49,680,512	1,203,259	55,939,521
Redeemed	(1,761,563)	(93,219,544)	(1,577,136)	(77,972,539)

Net increase (decrease)	(389,209)	$(23,046,014)	201,804	$6,630,751

Service Shares
Sold	127,462	$6,431,379	1,273,302	$61,113,815
Dividends and/or distributions reinvested	573,029	28,708,763	640,546	29,426,717
Redeemed	(1,113,678)	(58,394,030)	(1,525,798)	(75,064,649)

Net increase (decrease)	(413,187)	$(23,253,888)	388,050	$15,475,883

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$215,608,894	$312,341,368

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement

19      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$112,801
Service shares	65,648

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $7,075 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

20      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

    We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

    These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

    We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

    We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 13, 2018

21      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

    Capital gain distributions of $5.0057 per share were paid to Non-Service and Service shareholders, respectively, on June 20, 2017. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 27.26% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Paul Larson, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large growth category funds underlying variable insurance products. The Board noted that the Fund underperformed its performance category median during all periods. The Board also considered, however, that Paul Larson took over sole portfolio management responsibilities in October 2016. The Board noted that the Fund was repositioned to an “all-weather orientation” from a growth orientation and that the transition was not completed until December 31, 2016.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and its category median and that its contractual management fee was in line with its peer group median and category median. The Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the

23      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Larson, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal

Paul Larson, Vice President (since 2016) Year of Birth: 1971	Vice President of the Sub-Adviser and Portfolio Manager of the Main Street Team (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

27      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800. 988.8287.

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OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2017
Oppenheimer
Total Return Bond Fund/VA*	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

*Prior to 4/28/17, the Fund’s name was Oppenheimer Core Bond Fund/VA.

PORTFOLIO MANAGERS: Krishna Memani and Peter A. Strzalkowski, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	4.59%	3.16%	0.38%
Service Shares	5/1/02	4.38	2.90	0.14
Bloomberg Barclays Credit Index		6.18	3.24	5.42
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	4.01
Citigroup Broad Investment Grade Bond Index		3.60	2.09	4.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	30.9%
Non-Agency	11.8
Corporate Bonds and Notes	36.9
Asset-Backed Securities	10.1
Short-Term Notes	8.0
Investment Company
Oppenheimer Institutional Government Money Market Fund	1.5
U.S. Government Obligations	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017 and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES
Commercial Banks	6.7%
Oil, Gas & Consumable Fuels	3.7
Capital Markets	2.9
Electric Utilities	2.3
Diversified Telecommunication Services	2.3
Automobiles	1.8
Chemicals	1.7
Food Products	1.6
Health Care Providers & Services	1.5
Beverages	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets.

2        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Fund Performance Discussion

MARKET OVERVIEW

Markets continued their general risk-on mode throughout 2017, with equities climbing and credit spreads tightening in most sectors. During the period, U.S. Treasury yields climbed up from the summer lows, but remained around the levels that have prevailed over the past couple of years.

The U.S. economy outperformed expectations in the second half of 2017, with gross domestic product (GDP) growth exceeding the 2% trend growth rate witnessed so far during the expansion. As of the reporting period’s end, private consumption, the driving force of the U.S. economy in recent years, is growing at a stable rate. In addition, business fixed investment has gained momentum in recent months and headwinds from international trade have turned into tailwinds as the lagged effects from earlier U.S. dollar strength diminish. In fact, U.S. dollar weakness is now leading to increased global growth momentum at period end. Business and consumer confidence are at cyclical highs and the recent tax cut should lead to marginal additional spending in the coming two years, helping to sustain the current momentum. With the economy’s continued expansion, the Federal Reserve (“Fed”) is nearing its dual mandate of full employment and price stability. While inflation has surprised to the downside for a number of months recently, the Fed believes this to be temporary and continues down its prescribed course of gradual tightening. As communicated, the Fed began normalizing its balance sheet during the reporting period by discontinuing its interest reinvestment program and raised rates for a third time this calendar year in December. Despite these tightening measures, by many measures financial conditions eased in 2017.

As alluded to above, market performance was positive for most risk assets in 2017 as the S&P 500 Index increased 21.83% and the MSCI All Country World Index rose 23.97%. U.S. Treasuries (as represented by the Bloomberg Barclays U.S. Treasury Index) generated a positive total return of 3.54%. Credit outperformed U.S. Treasuries for the year, with the Bloomberg Barclays U.S. Credit Index rising 6.18%. Among credit sectors of the investment grade fixed income market, investment grade corporate bonds performed well. Commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS) issued by U.S. agencies also posted positive returns, as did asset-backed securities (ABS).

FUND REVIEW

Against this backdrop, the Fund’s Non-Service shares produced a return of 4.59% during the reporting period. In comparison, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index, which returned 3.54% and 3.60%, respectively, during the reporting period. As mentioned earlier, credit performed well this reporting period, with the Bloomberg Barclays U.S. Credit Index gaining 6.18%. The Fund had its largest allocation to credit assets, but it underperformed the Bloomberg Barclays U.S. Credit Index, which is comprised 100% of credit assets.

Primarily contributing to the Fund’s relative performance versus the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) was its underweight to U.S. Treasuries, its allocation to non-agency MBS and allocation to high yield credit. Primarily detracting from relative performance was the Fund’s overweight to asset-backed securities and security selection within agency MBS.

STRATEGY & OUTLOOK

We believe that macroeconomic fundamentals should continue to remain solid, with continued gains in wages and employment. Inflation may creep higher and potential fiscal stimulus could boost consumption at some point in the future. Likewise, we think the Fed is likely to hike rates at least two-to-three times in 2018 and we have been encouraged that the market has taken balance sheet normalization in stride.

The Fund remains neutral duration as near term inflation risks appear to be fully priced into yields and the rise in risk premium consistent with a relative sanguine economic outlook, in our view. We continue to maintain the Fund’s overweight to agency MBS relative to the Index. We believe the sector’s high quality and spread above Treasuries make it an attractive area to add incremental yield potential to the portfolio.

Demand for credit-related securities continues to be very strong. While corporate fundamentals appear stable, we do believe we currently reside in the fourth quarter of the credit cycle and that credit spreads do appear tight. As a result, we remain cautiously engaged in investment grade corporate credit, with the Fund also including a modest exposure to typically high Sharpe ratio BB-rated corporates.

Within structured products, we continue to avoid student loan and more esoteric ABS. We continue to favor auto and to some extent credit card ABS given their attractive fundamentals, carry and solid structures. We continue to have a smaller overweight to CMBS and remain up-in-structure as the issues within the retail sector give us pause at period end.

3        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2017. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4        OPPENHEIMER TOTAL RETURN BOND FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Non-Service shares	$ 1,000.00	$ 1,015.60	$ 3.82
Service shares	1,000.00	1,015.80	5.09

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.42	3.83
Service shares	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS December 31, 2017

	Principal Amount	Value

Asset-Backed Securities—13.9%

Auto Loan—8.9%

American Credit Acceptance Receivables Trust:
Series 2014-4,Cl. D, 5.24%, 2/10/22[1]	$60,000	$60,334
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	17,451	17,457
Series 2015-3,Cl. B, 3.56%, 10/12/21[1]	85,434	85,682
Series 2015-3,Cl. C, 4.84%, 10/12/21[1]	315,000	321,218
Series 2015-3,Cl. D, 5.86%, 7/12/22[1]	125,000	127,670
Series 2016-4,Cl. B, 2.11%, 2/12/21[1]	65,000	64,958
Series 2017-3,Cl. B, 2.25%, 1/11/21[1]	65,000	64,783
Series 2017-4,Cl. B, 2.61%, 5/10/21[1]	64,000	63,971
Series 2017-4,Cl. C, 2.94%, 1/10/24[1]	183,000	182,864
Series 2017-4,Cl. D, 3.57%, 1/10/24[1]	157,000	156,812

AmeriCredit Automobile Receivables Trust:
Series 2013-4,Cl. D, 3.31%, 10/8/19	50,000	50,171
Series 2015-2,Cl. D, 3.00%, 6/8/21	200,000	202,047
Series 2017-2,Cl. D, 3.42%, 4/18/23	300,000	303,255
Series 2017-4,Cl. D, 3.08%, 12/18/23	225,000	224,324

Capital Auto Receivables Asset Trust:
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	115,325
Series 2017-1,Cl. D, 3.15%, 2/20/25[1]	40,000	39,810

CarFinance Capital Auto Trust:
Series 2014-1A,Cl. D, 4.90%, 4/15/20[1]	155,000	157,287
Series 2015-1A,Cl. A, 1.75%, 6/15/21[1]	31,384	31,346

CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	100,511
Series 2015-3,Cl. D, 3.27%, 3/15/22	295,000	296,033
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	186,394
Series 2016-3,Cl. D, 2.94%, 1/17/23	115,000	113,788
Series 2016-4,Cl. D, 2.91%, 4/17/23	260,000	256,733
Series 2017-1,Cl. D, 3.43%, 7/17/23	230,000	230,131
Series 2017-4,Cl. D, 3.30%, 5/15/24	100,000	99,334

CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	123,827	123,657

CPS Auto Receivables Trust:
Series 2013-C,Cl. D, 6.59%, 8/15/19[1]	95,000	96,604
Series 2017-C,Cl. A, 1.78%, 9/15/20[1]	70,154	70,051
Series 2017-C,Cl. B, 2.30%, 7/15/21[1]	100,000	99,619

CPS Auto Trust:
Series 2017-A,Cl. B, 2.68%, 5/17/21[1]	30,000	30,046
Series 2017-D,Cl. B, 2.43%, 1/18/22[1]	170,000	169,440
Credit Acceptance Auto Loan Trust, Series 2017-3A, Cl. C, 3.48%, 10/15/26[2]	205,000	203,637

Drive Auto Receivables Trust:
Series 2015-BA,Cl. D, 3.84%, 7/15/21[1]	20,000	20,323
Series 2015-CA,Cl. D, 4.20%, 9/15/21[1]	60,000	61,302
Series 2016-CA,Cl. C, 3.02%, 11/15/21[1]	140,000	141,091
Series 2016-CA,Cl. D, 4.18%, 3/15/24[1]	160,000	164,377
Series 2017-1,Cl. B, 2.36%, 3/15/21	155,000	155,168
Series 2017-2,Cl. B, 2.25%, 6/15/21	100,000	100,063
Series 2017-2,Cl. C, 2.75%, 9/15/23	110,000	110,201
Series 2017-3,Cl. C, 2.80%, 7/15/22	115,000	115,102
Series 2017-AA,Cl. C, 2.98%, 1/18/22[1]	165,000	166,162
Series 2017-AA,Cl. D, 4.16%, 5/15/24[1]	210,000	215,389
Series 2017-BA,Cl. D, 3.72%, 10/17/22[1]	215,000	217,960

DT Auto Owner Trust:
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	312,733	313,754
Series 2015-2A,Cl. D, 4.25%, 2/15/22[1]	40,000	40,681
Series 2016-1A,Cl. B, 2.79%, 5/15/20[1]	7,276	7,278
Series 2016-4A,Cl. E, 6.49%, 9/15/23[1]	75,000	77,156
Series 2017-1A,Cl. C, 2.70%, 11/15/22[1]	90,000	89,800
Series 2017-1A,Cl. D, 3.55%, 11/15/22[1]	125,000	125,006
Series 2017-1A,Cl. E, 5.79%, 2/15/24[1]	150,000	152,446
Series 2017-2A,Cl. B, 2.44%, 2/15/21[1]	135,000	135,251
Series 2017-2A,Cl. D, 3.89%, 1/15/23[1]	175,000	176,294
Series 2017-3A,Cl. B, 2.40%, 5/17/21[1]	170,000	169,541
Series 2017-3A,Cl. E, 5.60%, 8/15/24[1]	155,000	157,332
Series 2017-4A,Cl. D, 3.47%, 7/17/23[1]	190,000	189,614
Series 2017-4A,Cl. E, 5.15%, 11/15/24[1]	135,000	135,110

	Principal Amount	Value
Auto Loan (Continued)
Exeter Automobile Receivables Trust:
Series 2013-2A,Cl. D, 6.81%, 8/17/20[1]	$272,259	$274,651
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	99,474	99,847
Series 2017-3A,Cl. A, 2.05%, 12/15/21[1]	141,825	141,633

Flagship Credit Auto Trust:
Series 2013-2,Cl. D, 6.26%, 2/16/21[1]	60,000	60,454
Series 2014-1,Cl. D, 4.83%, 6/15/20[1]	20,000	20,390
Series 2016-1,Cl. C, 6.22%, 6/15/22[1]	345,000	364,786

GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	120,000	118,871

Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1,Cl. D, 4.852%
[LIBOR01M+330], 9/27/21[1,3]	75,000	75,126
Series 2017-1,Cl. C, 3.102%
[LIBOR01M+155], 6/27/22[1,3]	60,000	60,367
Series 2017-1,Cl. D, 3.852%
[LIBOR01M+230], 6/27/22[1,3]	70,000	70,038

Nissan Auto Lease Trust, Series 2017-A, Cl. A3, 1.91%, 4/15/20	230,000	229,240

Santander Drive Auto Receivables Trust:
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	360,000	360,781
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	271,906
Series 2016-2,Cl. D, 3.39%, 4/15/22	120,000	121,837
Series 2017-1,Cl. D, 3.17%, 4/17/23	160,000	160,910
Series 2017-1,Cl. E, 5.05%, 7/15/24[1]	355,000	365,078
Series 2017-2,Cl. D, 3.49%, 7/17/23	70,000	70,751
Series 2017-3,Cl. D, 3.20%, 11/15/23	400,000	400,741

Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	180,000	179,969

TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	160,000	159,585

Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	139,644	139,407

Westlake Automobile Receivables Trust:
Series 2016-1A,Cl. E, 6.52%, 6/15/22[1]	195,000	200,309
Series 2017-2A,Cl. A1, 1.45%, 8/15/18[1]	80,111	80,102
Series 2017-2A,Cl. E, 4.63%, 7/15/24[1]	255,000	255,612

		11,864,084

Credit Card—4.3%

Cabela’s Credit Card Master Note Trust:
Series 2013-2A,Cl. A2, 2.127%
[LIBOR01M+65], 8/16/21[1,3]	100,000	100,347
Series 2016-1,Cl. A1, 1.78%, 6/15/22	320,000	318,230
Series 2016-1,Cl. A2, 2.327%
[LIBOR01M+85], 6/15/22[3]	560,000	565,400

Capital One Multi-Asset Execution Trust:
Series 2014-A4,Cl. A4, 1.837%
[LIBOR01M+36], 6/15/22[3]	55,000	55,238
Series 2016-A1,Cl. A1, 1.927%
[LIBOR01M+45], 2/15/22[3]	385,000	386,894
Series 2016-A3,Cl. A3, 1.34%, 4/15/22	485,000	480,162

Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.847% [LIBOR01M+37], 4/15/21[3]	240,000	240,947

Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	30,000	30,038

Discover Card Execution Note Trust:
Series 2012-A6,Cl. A6, 1.67%, 1/18/22	275,000	273,493
Series 2016-A1,Cl. A1, 1.64%, 7/15/21	615,000	613,119
Series 2016-A4,Cl. A4, 1.39%, 3/15/22	620,000	612,565

Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.977% [LIBOR01M+50], 11/16/20[1,3]	455,000	456,543

World Financial Network Credit Card Master Trust:
Series 2012-D,Cl. A, 2.15%, 4/17/23	145,000	144,908
Series 2016-B,Cl. A, 1.44%, 6/15/22	360,000	358,977
Series 2017-A,Cl. A, 2.12%, 3/15/24	405,000	403,520
Series 2017-B,Cl. A, 1.98%, 6/15/23	315,000	314,158
Series 2017-C,Cl. A, 2.31%, 8/15/24	395,000	393,540

		5,748,079

7         OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Equipment—0.4%

CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	$230,000	$227,769

CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	65,000	64,698

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	25,401	25,246

Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	180,000	179,300

		497,013

Home Equity Loan—0.1%

CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.782% [US0001M+23], 4/25/36[3]	97,837	98,051

Loans: Other—0.2%

Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	70,000	69,626

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	211,213	210,780

		280,406

Total Asset-Backed Securities (Cost $18,489,729)		18,487,633

Mortgage-Backed Obligations—58.8%

Government Agency—42.6%

FHLMC/FNMA/FHLB/Sponsored—32.7%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	3,914	4,248
5.50%, 9/1/39	297,492	326,297
6.00%, 5/1/18-10/1/29	387,021	435,262
6.50%, 4/1/18-4/1/34	113,080	125,391
7.00%, 10/1/31-10/1/37	103,667	115,132
9.00%, 8/1/22-5/1/25	6,617	7,048

Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	463	467

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 61.755%, 9/1/29[4]	4,983	1,064
Series 206,Cl. IO, 0.00%, 12/15/29[4,5]	86,003	22,595
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	56,851	9,751

Federal Home Loan Mortgage Corp., Mtg.-
Linked Amortizing Global Debt Securities,
Series 2012-1, Cl. A10, 2.06%, 1/15/22	276,900	275,839

Federal Home Loan Mortgage Corp., Principal- Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[6]	26,958	25,084

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	1,415	1,482
Series 1674,Cl. Z, 6.75%, 2/15/24	7,941	8,556
Series 2034,Cl. Z, 6.50%, 2/15/28	1,527	1,691
Series 2042,Cl. N, 6.50%, 3/15/28	3,123	3,412
Series 2043,Cl. ZP, 6.50%, 4/15/28	183,082	204,852
Series 2046,Cl. G, 6.50%, 4/15/28	7,807	8,607
Series 2053,Cl. Z, 6.50%, 4/15/28	1,647	1,825
Series 2066,Cl. Z, 6.50%, 6/15/28	172,897	191,571
Series 2195,Cl. LH, 6.50%, 10/15/29	144,087	160,134
Series 2220,Cl. PD, 8.00%, 3/15/30	1,000	1,165
Series 2326,Cl. ZP, 6.50%, 6/15/31	39,687	43,562
Series 2461,Cl. PZ, 6.50%, 6/15/32	156,428	172,949
Series 2470,Cl. LF, 2.477%
[LIBOR01M+100], 2/15/32[3]	1,280	1,311
Series 2564,Cl. MP, 5.00%, 2/15/18	2,790	2,792
Series 2585,Cl. HJ, 4.50%, 3/15/18	1,399	1,400
Series 2635,Cl. AG, 3.50%, 5/15/32	25,241	25,660
Series 2707,Cl. QE, 4.50%, 11/15/18	2,973	2,990
Series 2770,Cl. TW, 4.50%, 3/15/19	2,169	2,192
Series 3010,Cl. WB, 4.50%, 7/15/20	7,653	7,800
Series 3025,Cl. SJ, 19.334% [(3.667) x
LIBOR01M)+2,475], 8/15/35[3]	13,165	19,162

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates: (Continued)
Series 3030,Cl. FL, 1.877%
[LIBOR01M+40], 9/15/35[3]	$2,174	$2,184
Series 3645,Cl. EH, 3.00%, 12/15/20	21,519	21,629
Series 3741,Cl. PA, 2.15%, 2/15/35	56,091	56,083
Series 3815,Cl. BD, 3.00%, 10/15/20	715	717
Series 3822,Cl. JA, 5.00%, 6/15/40	3,042	3,124
Series 3840,Cl. CA, 2.00%, 9/15/18	548	547
Series 3848,Cl. WL, 4.00%, 4/15/40	18,285	18,669
Series 3857,Cl. GL, 3.00%, 5/15/40	4,019	4,061
Series 4221,Cl. HJ, 1.50%, 7/15/23	71,361	70,323

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[4]	1,051	139
Series 2079,Cl. S, 99.999%, 7/17/28[4]	1,891	252
Series 2130,Cl. SC, 99.999%, 3/15/29[4]	62,330	9,983
Series 2526,Cl. SE, 70.754%, 6/15/29[4]	2,362	413
Series 2796,Cl. SD, 99.999%, 7/15/26[4]	124,397	18,220
Series 2920,Cl. S, 30.588%, 1/15/35[4]	476,511	74,034
Series 2922,Cl. SE, 12.863%, 2/15/35[4]	58,707	9,698
Series 2981,Cl. AS, 6.88%, 5/15/35[4]	77,311	10,358
Series 3004,Cl. SB, 0.00%, 7/15/35[4,5]	22,016	2,235
Series 3397,Cl. GS, 0.00%, 12/15/37[4,5]	10,815	1,747
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	9,531	867
Series 3450,Cl. BI, 15.141%, 5/15/38[4]	289,539	43,024
Series 3606,Cl. SN, 15.331%, 12/15/39[4]	78,145	11,868

Federal National Mortgage Assn.:
2.50%, 1/1/33[7]	2,120,000	2,117,834
3.00%, 1/1/33[7]	7,460,000	7,600,831
3.50%, 1/1/48[7]	11,095,000	11,398,760
4.00%, 1/1/48[7]	7,620,000	7,973,401
4.50%, 1/1/48[7]	7,315,000	7,783,572
5.00%, 1/1/48[7]	1,380,000	1,483,716

Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	2,852	2,919
5.50%, 2/1/35-5/1/36	117,081	129,926
6.50%, 10/1/19-1/1/34	7,556	8,553
7.00%, 1/1/30-12/1/32	16,473	18,981
7.50%, 1/1/33	3,444	4,043
8.50%, 7/1/32	9,304	9,961

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[4]	1,552	222
Series 222,Cl. 2, 99.999%, 6/25/23[4]	168,149	21,621
Series 252,Cl. 2, 0.00%, 11/25/23[4,5]	155,996	23,044
Series 294,Cl. 2, 99.999%, 2/25/28[4]	21,532	5,002
Series 301,Cl. 2, 12.567%, 4/25/29[4]	1,736	378
Series 303,Cl. IO, 50.576%, 11/25/29[4]	39,085	9,538
Series 320,Cl. 2, 48.533%, 4/25/32[4]	150,509	37,455
Series 321,Cl. 2, 12.866%, 4/25/32[4]	371,440	88,162
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	3,866	883
Series 331,Cl. 5, 0.00%, 2/25/33[4,8]	5,416	1,008
Series 331,Cl. 9, 26.018%, 2/25/33[4]	124,556	25,641
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	8,827	1,922
Series 334,Cl. 17, 29.028%, 2/25/33[4]	76,810	15,065
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	122,614	28,398
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	260,769	54,208
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	131,404	28,088
Series 343,Cl. 18, 0.00%, 5/25/34[4,5]	31,569	6,660
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	93,929	19,518
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	40,783	8,839
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	71,145	14,166
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	50,292	10,377
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	24,697	5,400
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	98,278	21,795
Series 364,Cl. 15, 0.00%, 9/25/35[4,5]	5,156	1,047
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	107,277	23,812
Series 365,Cl. 16, 0.00%, 3/25/36[4,5]	138,654	28,296

8         OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	$117,608	$125,475
Series 1998-58,Cl. PC, 6.50%, 10/25/28	100,335	111,002
Series 1998-61,Cl. PL, 6.00%, 11/25/28	50,898	56,113
Series 1999-54,Cl. LH, 6.50%, 11/25/29	82,332	91,098
Series 2001-51,Cl. OD, 6.50%, 10/25/31	5,769	6,218
Series 2001-74,Cl. QE, 6.00%, 12/25/31	120,726	134,367
Series 2003-100,Cl. PA, 5.00%,
10/25/18	16,619	16,690
Series 2003-28,Cl. KG, 5.50%, 4/25/23	346,952	365,910
Series 2003-84,Cl. GE, 4.50%, 9/25/18	863	867
Series 2004-25,Cl. PC, 5.50%, 1/25/34	1,610	1,631
Series 2005-73,Cl. DF, 1.802%
[LIBOR01M+25], 8/25/35[3]	3,679	3,695
Series 2006-11,Cl. PS, 18.876% [(3.667)
x LIBOR01M)+2,456.67], 3/25/36[3]	73,168	114,255
Series 2006-46,Cl. SW, 18.508%
[(3.667) x LIBOR01M)+2,419.92], 6/25/36[3]	48,160	71,755
Series 2006-50,Cl. KS, 18.509%
[(3.667) x LIBOR01M)+2,420], 6/25/36[3]	65,915	100,105
Series 2008-75,Cl. DB, 4.50%, 9/25/23	7,705	7,745
Series 2009-113,Cl. DB, 3.00%,
12/25/20	25,789	25,877
Series 2009-36,Cl. FA, 2.492%
[LIBOR01M+94], 6/25/37[3]	36,604	37,421
Series 2009-70,Cl. TL, 4.00%, 8/25/19	7,236	7,252
Series 2010-43,Cl. KG, 3.00%, 1/25/21	11,125	11,176
Series 2011-3,Cl. EL, 3.00%, 5/25/20	43,927	44,022
Series 2011-38,Cl. AH, 2.75%, 5/25/20	597	597
Series 2011-82,Cl. AD, 4.00%, 8/25/26	24,202	24,408

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 21.316%, 11/18/31[4]	4,943	952
Series 2001-63,Cl. SD, 54.796%, 12/18/31[4]	1,638	291
Series 2001-65,Cl. S, 33.755%, 11/25/31[4]	124,014	23,887
Series 2001-68,Cl. SC, 48.086%, 11/25/31[4]	1,159	205
Series 2001-81,Cl. S, 38.76%, 1/25/32[4]	34,487	6,449
Series 2002-28,Cl. SA, 32.239%, 4/25/32[4]	1,081	201
Series 2002-38,Cl. SO, 75.594%, 4/25/32[4]	3,341	588
Series 2002-39,Cl. SD, 63.086%, 3/18/32[4]	2,209	435
Series 2002-47,Cl. NS, 43.038%, 4/25/32[4]	107,616	21,437
Series 2002-48,Cl. S, 48.573%, 7/25/32[4]	1,774	347
Series 2002-51,Cl. S, 42.124%, 8/25/32[4]	98,791	18,787
Series 2002-52,Cl. SD, 89.131%, 9/25/32[4]	155,498	31,653
Series 2002-52,Cl. SL, 41.855%, 9/25/32[4]	1,118	216
Series 2002-53,Cl. SK, 88.058%, 4/25/32[4]	7,698	1,551
Series 2002-56,Cl. SN, 45.837%, 7/25/32[4]	2,418	474
Series 2002-60,Cl. SM, 18.419%, 8/25/32[4]	15,150	2,467
Series 2002-7,Cl. SK, 22.732%, 1/25/32[4]	6,979	1,224
Series 2002-77,Cl. BS, 25.06%, 12/18/32[4]	10,203	2,040
Series 2002-77,Cl. IS, 58.853%, 12/18/32[4]	5,692	1,205

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-77,Cl. SH, 34.224%, 12/18/32[4]	$48,864	$9,351
Series 2002-84,Cl. SA, 29.042%, 12/25/32[4]	116,879	22,205
Series 2002-9,Cl. MS, 38.203%, 3/25/32[4]	1,820	336
Series 2002-90,Cl. SN, 18.737%, 8/25/32[4]	7,794	1,269
Series 2002-90,Cl. SY, 25.468%, 9/25/32[4]	5,850	974
Series 2003-26,Cl. DI, 54.496%, 4/25/33[4]	5,279	1,220
Series 2003-33,Cl. SP, 30.734%, 5/25/33[4]	119,290	26,430
Series 2003-4,Cl. S, 24.257%, 2/25/33[4]	73,339	15,914
Series 2004-54,Cl. DS, 99.999%, 11/25/30[4]	106,679	17,966
Series 2005-12,Cl. SC, 37.475%, 3/25/35[4]	27,578	3,900
Series 2005-14,Cl. SE, 45.409%, 3/25/35[4]	83,424	11,585
Series 2005-40,Cl. SA, 99.999%, 5/25/35[4]	244,692	33,695
Series 2005-40,Cl. SB, 77.813%, 5/25/35[4]	11,158	1,362
Series 2005-52,Cl. JH, 39.066%, 5/25/35[4]	64,382	9,212
Series 2005-93,Cl. SI, 7.824%, 10/25/35[4]	173,839	24,310
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	9,254	883
Series 2009-8,Cl. BS, 99.999%, 2/25/24[4]	2,409	98
Series 2011-96,Cl. SA, 5.871%, 10/25/41[4]	62,560	9,465
Series 2012-134,Cl. SA, 5.401%, 12/25/42[4]	156,154	30,925
Series 2012-40,Cl. PI, 8.169%, 4/25/41[4]	116,964	17,453

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[6]	53,341	49,717

		43,344,866

GNMA/Guaranteed—9.9%

Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	5,412	5,686

Government National Mortgage Assn. II Pool:
3.50%, 1/1/48[7]	4,165,000	4,309,018
4.00%, 1/1/48[7]	8,275,000	8,631,471

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[4]	170,435	780
Series 2007-17,Cl. AI, 55.764%, 4/16/37[4]	62,209	10,489
Series 2011-52,Cl. HS, 26.28%, 4/16/41[4]	408,942	57,117

		13,014,561

Non-Agency—16.2%

Commercial—8.7%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 99.999%, 4/14/29[4]	1,128,301	762

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,3]	62,903	63,199

9         OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[2,4,5,9]	$240,583	$5,874

CD Commercial Mortgage Trust: Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[10]	150,000	153,734
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	140,000	144,737

CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- CD6, Cl. XA, 12.227%, 11/13/50[4]	754,482	50,450

Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 3.448%, 1/25/36[10]	101,866	99,516

Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	109,398	110,030
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	95,000	98,013

Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 0.00%, 10/12/50[4,5]	2,078,286	164,542

COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	19,685	19,645
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	43,667	43,938
Series 2013-CR13,Cl. ASB, 3.706%, 11/12/46	185,000	191,932
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	245,000	246,525
Series 2013-CR7,Cl. D, 4.28%, 3/10/46[1,10]	390,000	311,197
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	65,000	66,776
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	748,407
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	170,000	179,454
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	475,000	496,432
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	110,000	111,128
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	288,666

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	2,113,040	130,670

CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	165,282	140,383

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	140,000	141,361

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.202% [US0001M+65], 11/25/35[3]	131,297	93,726

FREMF Mortgage Trust:
Series 2011-K702,Cl. B, 4.774%, 4/25/44[1,10]	55,000	55,016
Series 2013-K25,Cl. C, 3.619%, 11/25/45[1,10]	90,000	88,742
Series 2013-K26,Cl. C, 3.598%, 12/25/45[1,10]	60,000	59,212
Series 2013-K27,Cl. C, 3.495%, 1/25/46[1,10]	95,000	93,256
Series 2013-K28,Cl. C, 3.49%, 6/25/46[1,10]	285,000	279,559
Series 2013-K712,Cl. C, 3.362%, 5/25/45[1,10]	75,000	75,140

	Principal Amount	Value

Commercial (Continued)

FREMF Mortgage Trust: (Continued)
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,10]	$115,000	$114,638
Series 2014-K715,Cl. C, 4.125%, 2/25/46[1,10]	50,000	50,834
Series 2014-K717,Cl. B, 3.629%, 11/25/47[1,10]	40,000	40,840

GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	140,000	141,233

GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	35,000	35,114
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	45,000	48,344
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	85,000	88,010

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,10]	249,080	240,310

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	20,000	19,954
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	315,000	318,071
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	300,000	320,856
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	40,286
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	50,000	50,070
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	220,000	229,699
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	220,000	218,549

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.629%, 7/25/35[10]	76,185	78,256

JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.387%, 7/26/36[1,10]	233,820	224,255

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	75,000	77,796
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	105,000	107,300
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	40,000	41,294
Series 2014-C24,Cl. B, 4.116%, 11/15/47[10]	245,000	251,198
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	200,000	209,427
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	255,000	262,877

JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	230,000	229,459

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[4,5]	81,539	5

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,9,10]	34,872	26,334

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	100,000	100,170
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	225,000	227,696
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	613,389
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	375,000	366,148

Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.107%, 12/15/50[4]	685,000	42,304

Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1B, 2.968%, 11/26/36[1,10]	439,048	408,015

10         OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.149%, 6/26/46[1,10]	$124,371	$116,402
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.446%, 7/26/45[1,10]	15,664	16,049
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 11.683%, 11/15/50[4]	1,259,318	91,090
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[10]	245,000	255,296
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	355,000	373,135
Wells Fargo Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-Through
Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[4,5]	900,000	64,878
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.825%, 6/15/45[1,10]	120,000	98,129
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	150,000	152,782
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	135,584
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	45,000	46,268
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[10]	145,000	153,069
		11,477,435
Residential—7.5%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	90,756	84,891
Series 2007-C,Cl. 1A4, 3.444%, 5/20/36[10]	41,996	39,606
Series 2014-R7,Cl. 3A1, 3.544%, 3/26/36[1,9,10]	125,513	125,414
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	63,550	61,130
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.26%
[H15T1Y+245], 3/25/35[3]	124,722	126,366
Series 2005-9,Cl. A1, 3.52%
[H15T1Y+230], 10/25/35[3]	134,007	136,922
Series 2006-1,Cl. A1, 3.67%
[H15T1Y+225], 2/25/36[3]	166,492	167,230
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	12,926	12,899
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	81,266	74,362
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	10,576	10,617
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 3.21% [H15T1Y+240], 10/25/35[3]	403,073	405,992
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.502%
[US0001M+95], 5/25/24[3]	127,432	127,890
Series 2014-C03,Cl. 1M2, 4.552%
[US0001M+300], 7/25/24[3]	332,250	355,333
Series 2016-C03,Cl. 1M1, 3.552%
[US0001M+200], 10/25/28[3]	22,238	22,596
Series 2016-C07,Cl. 2M1, 2.852%
[US0001M+130], 5/25/29[3]	188,392	189,596
Series 2016-C07,Cl. 2M2, 5.902%
[US0001M+435], 5/25/29[3]	130,000	144,269
Series 2017-C02,Cl. 2M1, 2.702%
[US0001M+115], 9/25/29[3]	302,092	304,880
Series 2017-C02,Cl. 2M2, 5.202%
[US0001M+365], 9/25/29[3]	280,000	303,283
Series 2017-C03,Cl. 1M1, 2.502%
[US0001M+95], 10/25/29[3]	232,230	234,115

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2017-C04,Cl. 2M2, 4.402%
[US0001M+285], 11/25/29[3]	$180,000	$187,331
Series 2017-C06,Cl. 1M1, 2.302%
[US0001M+75], 2/25/30[3]	139,498	139,999
Series 2017-C07,Cl. 1M1, 2.202%
[US0001M+65], 5/25/30[3]	203,788	204,144
Series 2017-C07,Cl. 1M2, 3.952%
[US0001M+240], 5/25/30[3]	210,000	215,750
GSR Mortgage Loan Trust, Series 2005-AR4,
Cl. 6A1, 3.522%, 7/25/35[10]	71,758	72,286
HomeBanc Mortgage Trust, Series 2005-3, Cl.
A2, 1.862% [US0001M+31], 7/25/35[3]	31,399	31,388
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.652% [US0001M+10], 8/25/36[3]	47,377	25,630
RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	709	633
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	9,034	8,505
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 5.802%
[US0001M+425], 11/25/23[3]	285,000	317,300
Series 2014-DN1,Cl. M3, 6.052%
[US0001M+450], 2/25/24[3]	210,000	245,505
Series 2014-DN2,Cl. M3, 5.152%
[US0001M+360], 4/25/24[3]	225,000	251,199
Series 2014-HQ2,Cl. M2, 3.752%
[US0001M+220], 9/25/24[3]	85,859	88,610
Series 2014-HQ2,Cl. M3, 5.302%
[US0001M+375], 9/25/24[3]	335,000	383,214
Series 2015-HQA2,Cl. M2, 4.352%
[US0001M+280], 5/25/28[3]	64,466	66,672
Series 2016-DNA1,Cl. M2, 4.452%
[US0001M+290], 7/25/28[3]	100,000	103,070
Series 2016-DNA3,Cl. M1, 2.652%
[US0001M+110], 12/25/28[3]	91,870	92,010
Series 2016-DNA4,Cl. M1, 2.352%
[US0001M+80], 3/25/29[3]	96,895	97,092
Series 2016-DNA4,Cl. M3, 5.352%
[US0001M+380], 3/25/29[3]	325,000	363,161
Series 2016-HQA2,Cl. M1, 2.752%
[US0001M+120], 11/25/28[3]	37,552	37,595
Series 2016-HQA3,Cl. M1, 2.352%
[US0001M+80], 3/25/29[3]	405,314	406,066
Series 2016-HQA3,Cl. M3, 5.402%
[US0001M+385], 3/25/29[3]	310,000	345,650
Series 2016-HQA4,Cl. M1, 2.352%
[US0001M+80], 4/25/29[3]	267,579	268,122
Series 2016-HQA4,Cl. M3, 5.452%
[US0001M+390], 4/25/29[3]	320,000	356,370
Series 2017-DNA2,Cl. M2, 5.002%
[US0001M+345], 10/25/29[3]	255,000	277,734
Series 2017-DNA3,Cl. M2, 4.052%
[US0001M+250], 3/25/30[3]	135,000	139,989
Series 2017-HQA1,Cl. M1, 2.752%
[US0001M+120], 8/25/29[3]	243,522	246,168
Series 2017-HQA1,Cl. M2, 5.102%
[US0001M+355], 8/25/29[3]	290,000	313,352
Series 2017-HQA3,Cl. M1, 2.102%
[US0001M+55], 4/25/30[3]	255,665	255,704
Series 2017-HQA3,Cl. M2, 3.902%
[US0001M+235], 4/25/30[3]	335,000	343,333
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.453%, 10/25/33[10]	85,229	86,347
Series 2005-AR14,Cl. 1A4, 3.357%, 12/25/35[10]	167,366	163,974

11         OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Residential (Continued)
WaMu Mortgage Pass-Through Certificates Trust: (Continued)
Series 2005-AR16,Cl. 1A1, 3.363%, 12/25/35[10]	$74,287	$72,698
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 3.561%, 9/25/35[10]	82,613	80,282
Series 2005-AR15,Cl. 1A6, 3.561%, 9/25/35[10]	32,029	30,901
Series 2005-AR4,Cl. 2A2, 3.422%, 4/25/35[10]	190,245	191,486
Series 2006-AR10,Cl. 1A1, 3.354%, 7/25/36[10]	56,648	55,335
Series 2006-AR10,Cl. 5A5, 3.387%, 7/25/36[10]	149,916	151,579
Series 2006-AR2,Cl. 2A3, 3.544%, 3/25/36[10]	68,291	69,016
Series 2006-AR7,Cl. 2A4, 3.336%, 5/25/36[10]	5,118	5,081
Series 2006-AR8,Cl. 2A1, 3.568%, 4/25/36[10]	163,951	166,155
Series 2006-AR8,Cl. 2A4, 3.568%, 4/25/36[10]	71,765	72,730
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	54,274	56,897
		10,013,454
Total Mortgage-Backed Obligations (Cost $78,617,578)		77,850,316
U.S. Government Obligation—1.1%
United States Treasury Nts., 1.50%, 5/31/19[11,12] (Cost $1,440,704)	1,438,000	1,430,912
Corporate Bonds and Notes—50.8%
Consumer Discretionary—8.0%
Auto Components—0.1%
Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27	204,000	204,526
Automobiles—1.8%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	285,000	283,461
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	172,000	260,098
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	221,000	219,806
3.664% Sr. Unsec. Nts., 9/8/24	219,000	222,102
General Motors Co., 6.25% Sr. Unsec.
Nts., 10/2/43	88,000	104,513
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	301,000	301,040
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	93,000	101,339
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	347,000	340,527
Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[1]	217,000	215,276
Volkswagen Group of America Finance
LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	338,000	337,909
		2,386,071
Diversified Consumer Services—0.3%
Service Corp. International, 4.625% Sr.
Unsec. Nts., 12/15/27	340,000	345,821
Hotels, Restaurants & Leisure—0.5%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	163,000	172,584
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	148,000	150,854
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	287,000	286,965
		610,403

	Principal Amount	Value
Household Durables—1.4%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	$296,000	$295,742
Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	161,000	159,719
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	334,000	348,195
Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	346,000	365,243
5.50% Sr. Unsec. Nts., 4/1/46	98,000	117,012
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	251,000	263,236
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	257,000	267,601
4.875% Sr. Unsec. Nts., 3/15/27	75,000	78,000
		1,894,748
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	100,000	121,931
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	565,000	577,063
		698,994
Media—1.4%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	132,000	153,289
Charter Communications Operating LLC/ Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	139,000	142,933
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	306,000	400,008
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	311,000	326,579
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/241	152,000	158,729
6.10% Sr. Unsec. Nts., 2/15/18[1]	116,000	116,544
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	236,000	222,043
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	319,000	323,386
		1,843,511
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	307,000	322,158
Specialty Retail—1.2%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	64,000	63,482
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	286,000	308,276
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	322,000	344,943
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	360,177
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	170,000	170,000
Signet UK Finance plc, 4.70% Sr. Unsec.
Nts., 6/15/24	342,000	337,134
		1,584,012
Textiles, Apparel & Luxury Goods—0.6%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	325,000	334,750
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	239,000	250,352
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	154,000	157,450
		742,552

12         OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Consumer Staples—4.9%
Beverages—1.5%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	$408,000	$407,234
3.65% Sr. Unsec. Nts., 2/1/26	85,000	87,845
4.90% Sr. Unsec. Nts., 2/1/46	74,000	86,032
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	230,000	366,660
Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	335,000	332,129
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	309,000	303,085
4.20% Sr. Unsec. Nts., 7/15/46	48,000	49,070
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	307,000	325,403
		1,957,458
Food & Staples Retailing—0.7%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[1]	343,000	343,100
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	334,000	326,187
5.125% Sr. Unsec. Nts., 7/20/45	75,000	86,215
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	14,976
6.90% Sr. Unsec. Nts., 4/15/38	79,000	102,365
		872,843
Food Products—1.6%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	216,000	206,751
8.50% Sr. Unsec. Nts., 6/15/19	305,000	330,484
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	177,000	183,064
4.375% Sr. Unsec. Nts., 6/1/46	117,000	116,258
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	184,000	192,740
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	353,000	348,021
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	338,000	336,112
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	211,000	220,495
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	164,000	168,209
		2,102,134
Tobacco—1.1%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	231,000	245,213
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[1]	330,000	328,369
3.557% Sr. Unsec. Nts., 8/15/27[1]	169,000	169,512
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	357,000	356,725
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	288,000	285,591
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	115,000	144,027
		1,529,437
Energy—4.1%
Energy Equipment & Services—0.4%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	74,000	85,238
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	194,000	204,473
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	184,000	193,629
		483,340

	Principal Amount	Value
Oil, Gas & Consumable Fuels—3.7%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	$64,000	$63,968
6.20% Sr. Unsec. Nts., 3/15/40	64,000	77,799
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26[1]	311,000	342,281
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	166,000	167,706
5.25% Sr. Unsec. Nts., 1/15/25	107,000	112,666
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	96,000	98,944
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	156,000	167,324
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	328,000	326,310
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	85,000	83,680
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	352,000	350,029
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	302,000	306,466
4.50% Sr. Unsec. Nts., 6/1/25	162,000	172,714
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	42,000	47,741
5.95% Sr. Unsec. Nts., 3/15/46	70,000	94,575
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	74,000	78,579
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	94,000	93,679
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	74,000	77,655
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	79,000	86,999
4.90% Sr. Unsec. Nts., 5/15/46	27,000	29,840
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	340,000	337,828
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	253,000	277,662
Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27	175,000	183,184
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	92,000	98,832
ONEOK Partners LP:
4.90% Sr. Unsec. Nts., 3/15/25	135,000	144,933
8.625% Sr. Unsec. Nts., 3/1/19	143,000	152,665
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	164,000	165,443
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	176,000	178,374
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	115,000	122,680
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	190,000	186,622
Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27	131,000	131,489
5.25% Sr. Unsec. Nts., 3/15/20	145,000	153,238
Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[1]	3,000	3,212
		4,915,117
Financials—13.8%
Capital Markets—2.9%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[1]	201,000	205,907
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	142,000	139,764
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	332,000	341,146

13         OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Capital Markets (Continued)

Credit Suisse AG (New York), 3.625% Sr.
Unsec. Nts., 9/9/24	$189,000	$195,697

Credit Suisse Group Funding Guernsey
Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	130,000	139,395

E*TRADE Financial Corp., 5.875%
[US0003M+443.5] Jr. Sub. Perpetual
Bonds[3,13]	308,000	327,250

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	202,000	203,340
3.75% Sr. Unsec. Nts., 2/25/26	194,000	199,351
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[3]	136,000	140,042

Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	248,000	272,289
5.00% Sub. Nts., 11/24/25	312,000	341,882

MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	328,000	345,220

Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[3]	145,000	144,592

Raymond James Financial, Inc., 3.625%
Sr. Unsec. Nts., 9/15/26	202,000	203,269

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	226,000	226,687

TD Ameritrade Holding Corp., 3.30% Sr.
Unsec. Nts., 4/1/27	206,000	208,054

UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	128,000	134,415
4.253% Sr. Unsec. Nts., 3/23/28[1]	135,000	142,480

		3,910,780

Commercial Banks—6.7%

ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[3]	383,000	394,826

Australia & New Zealand Banking Group
Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	335,000	334,073

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	269,000	267,186
3.824% [US0003M+157.5] Sr. Unsec.
Nts., 1/20/28[3]	185,000	191,524
7.75% Jr. Sub. Nts., 5/14/38	232,000	348,444

Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	326,000	339,854

BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	277,000	275,170

BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[1]	234,000	250,027

BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	234,000	244,897

Citigroup, Inc., 4.281%
[US0003M+183.9] Sr. Unsec. Nts., 4/24/48[3]	334,000	363,837

Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	192,000	191,424
2.65% Sr. Unsec. Nts., 5/26/22	81,000	80,332

Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[1]	278,000	274,345

Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	345,000	341,706

Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	395,000	413,307

Fifth Third Bank (Cincinnati OH), 3.85%
Sub. Nts., 3/15/26	206,000	212,832

First Republic Bank, 4.375% Sub. Nts., 8/1/46	139,000	142,556

Glencore Funding LLC, 4.00% Sr. Unsec.
Nts., 4/16/25[1]	193,000	195,244

HSBC Holdings plc, 4.041%
[US0003M+154.6] Sr. Unsec. Nts., 3/13/28[3]	156,000	162,715

	Principal Amount	Value

Commercial Banks (Continued)

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	$218,000	$221,573

Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[1]	279,000	279,340

JPMorgan Chase & Co.: 3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[3]	271,000	275,948
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[3]	538,000	557,987

Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,3,13]	334,000	391,615

PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	301,000	302,304

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	287,000	287,355

Regions Financial Corp., 2.75% Sr.
Unsec. Nts., 8/14/22	228,000	227,497

Royal Bank of Scotland Group plc,
3.498% [US0003M+148] Sr. Unsec.
Nts., 5/15/23[3]	238,000	238,729

SunTrust Bank (Atlanta GA), 3.30% Sub.
Nts., 5/15/26	151,000	149,780

Synovus Financial Corp., 3.125% Sr.
Unsec. Nts., 11/1/22	201,000	199,583

US Bancorp:
3.10% Sub. Nts., 4/27/26	204,000	202,730
3.15% Sr. Unsec. Nts., 4/27/27	82,000	82,225

Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec.
Nts., 5/22/28[3]	272,000	277,542
4.75% Sub. Nts., 12/7/46	194,000	217,158

		8,935,665

Consumer Finance—0.8%

American Express Co., 2.50% Sr. Unsec.
Nts., 8/1/22	137,000	135,474

American Express Credit Corp., 3.30%
Sr. Unsec. Nts., 5/3/27	205,000	208,215

Capital One Financial Corp., 3.75% Sr.
Unsec. Nts., 3/9/27	135,000	136,664

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	137,000	138,082
4.10% Sr. Unsec. Nts., 2/9/27	134,000	137,477

Electricite de France SA, 6.50% Sr.
Unsec. Nts., 1/26/19[1]	246,000	257,345

		1,013,257

Diversified Financial Services—0.6%

Berkshire Hathaway Energy Co., 2.00%
Sr. Unsec. Nts., 11/15/18	102,000	102,099

Peachtree Corners Funding Trust,
3.976% Sr. Unsec. Nts., 2/15/25[1]	134,000	138,155

Precision Castparts Corp., 2.50% Sr.
Unsec. Nts., 1/15/23	204,000	202,823

Voya Financial, Inc., 5.65%
[US0003M+358] Jr. Sub. Nts., 5/15/53[3]	315,000	336,262

		779,339

Insurance—1.2%

AXIS Specialty Finance plc, 5.15% Sr.
Unsec. Nts., 4/1/45	167,000	179,712

Brighthouse Financial, Inc., 3.70% Sr.
Unsec. Nts., 6/22/27[1]	87,000	85,706

CNA Financial Corp., 3.45% Sr. Unsec.
Nts., 8/15/27	239,000	235,932

Manulife Financial Corp., 4.061%
[USISDA05+164.7] Sub. Nts., 2/24/32[3]	202,000	203,853

Marsh & McLennan Cos., Inc., 4.35% Sr.
Unsec. Nts., 1/30/47	106,000	117,801

14        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value

Insurance (Continued)

MetLife, Inc., 5.25% [US0003M+357.5]
Jr. Sub. Perpetual Bonds[3,13]	$258,000	$268,898

Nuveen Finance LLC, 4.125% Sr. Unsec.
Nts., 11/1/24[1]	257,000	271,572

Prudential Financial, Inc., 5.20%
[US0003M+304] Jr. Sub. Nts., 3/15/44[3]	253,000	269,761

		1,633,235

Real Estate Investment Trusts (REITs)—1.4%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	96,000	96,646
3.00% Sr. Unsec. Nts., 6/15/23	281,000	280,571
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	185,000	196,360

Crown Castle International Corp., 3.65%
Sr. Unsec. Nts., 9/1/27	170,000	169,876

Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	29,000	29,589
5.875% Sr. Unsec. Nts., 2/1/20	118,000	125,202

HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	326,000	327,299

Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	307,000	328,874

Ventas Realty LP/Ventas Capital Corp., 2.00% Sr. Unsec. Nts., 2/15/18	95,000	94,997

VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	126,000	126,631

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	75,033

		1,851,078

Thrifts & Mortgage Finance—0.2%

Nationwide Building Society, 4.125%
[USISDA05+184.9] Sub. Nts., 10/18/32[3]	202,000	202,413

Health Care—4.9%

Biotechnology—1.0%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	202,000	207,948
4.70% Sr. Unsec. Nts., 5/14/45	62,000	69,360

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	77,000	91,682

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	195,000	202,117
5.00% Sr. Unsec. Nts., 8/15/45	39,000	44,383

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	124,000	143,656

Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	354,000	350,905
3.20% Sr. Unsec. Nts., 9/23/26	276,000	270,294

		1,380,345

Health Care Equipment & Supplies—1.2%

Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	349,000	349,196
3.75% Sr. Unsec. Nts., 11/30/26	292,000	300,316

Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	213,000	211,955
3.70% Sr. Unsec. Nts., 6/6/27	252,000	254,362

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	260,000	267,665

Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	13,000	13,228

Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	136,000	158,691
		1,555,413

Health Care Providers & Services—1.5%

Anthem, Inc., 2.50% Sr. Unsec. Nts., 11/21/20	330,000	329,514

Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	286,000	303,576

	Principal Amount	Value

Health Care Providers & Services (Continued)

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	$431,000	$474,895

Humana, Inc., 2.50% Sr. Unsec. Nts., 12/15/20	86,000	85,988

Laboratory Corp. of America Holdings:
2.625% Sr. Unsec. Nts., 2/1/20	326,000	327,005
3.60% Sr. Unsec. Nts., 2/1/25	204,000	207,476

UnitedHealth Group, Inc., 2.75% Sr.
Unsec. Nts., 2/15/23	270,000	270,681

		1,999,135

Life Sciences Tools & Services—0.7%

Life Technologies Corp., 6.00% Sr.
Unsec. Nts., 3/1/20	237,000	253,773

Quintiles IMS, Inc., 5.00% Sr. Unsec.
Nts., 10/15/26[1]	319,000	328,171

Thermo Fisher Scientific, Inc.:
3.20% Sr. Unsec. Nts., 8/15/27	168,000	166,804
4.15% Sr. Unsec. Nts., 2/1/24	121,000	128,493

		877,241

Pharmaceuticals—0.5%

Allergan Funding SCS:
3.00% Sr. Unsec. Nts., 3/12/20	329,000	332,110
3.80% Sr. Unsec. Nts., 3/15/25	238,000	242,609

Zoetis, Inc., 3.00% Sr. Unsec. Nts., 9/12/27	83,000	81,222

		655,941

Industrials—3.5%

Aerospace & Defense—0.8%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	258,000	267,940

Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	124,000	126,613

Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[1]	126,000	125,843

Northrop Grumman Corp., 4.75% Sr.
Unsec. Nts., 6/1/43	185,000	214,308

Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[1]	87,000	86,480

Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	83,000	84,490
3.875% Sr. Unsec. Nts., 3/1/25	111,000	115,211

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[10]	60,000	59,913

		1,080,798

Air Freight & Couriers—0.0%

FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	65,000	69,581

Building Products—0.4%

Allegion US Holding Co., Inc., 3.55%
Sec. Nts., 10/1/27	246,000	243,862

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	234,000	230,042

		473,904

Commercial Services & Supplies—0.2%

Republic Services, Inc., 3.80% Sr. Unsec.
Nts., 5/15/18	294,000	296,059

Electrical Equipment—0.3%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	334,000	350,283

Industrial Conglomerates—0.5%

Carlisle Cos., Inc., 3.75% Sr. Unsec. Nts., 12/1/27	177,000	179,146

Roper Technologies, Inc.:
3.00% Sr. Unsec. Nts., 12/15/20	270,000	273,380

15        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Industrial Conglomerates (Continued)

Roper Technologies, Inc.: (Continued) 3.80% Sr. Unsec. Nts., 12/15/26	$253,000	$261,318

		713,844

Machinery—0.5%

CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	172,000	171,817

Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	360,000	357,496

Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	134,000	131,258

		660,571

Road & Rail—0.3%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	68,000	79,403

Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	276,000	272,957

		352,360

Trading Companies & Distributors—0.5%

Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	148,000	147,021
3.625% Sr. Unsec. Nts., 4/1/27	143,000	143,124

GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	261,000	258,031

United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	168,000	169,680

		717,856

Information Technology—2.9%

Electronic Equipment, Instruments, & Components—0.4%

Arrow Electronics, Inc., 3.875% Sr.
Unsec. Nts., 1/12/28	232,000	231,711

CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	54,000	58,995

Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	264,000	278,906

		569,612

Internet Software & Services—0.2%

VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	190,000	195,225
5.25% Sr. Unsec. Nts., 4/1/25	99,000	108,281

		303,506

IT Services—0.5%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	155,000	153,971

DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	238,000	239,273
4.75% Sr. Unsec. Nts., 4/15/27	255,000	271,596

		664,840

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[1]	101,000	105,061

Software—1.2%

Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	110,000	115,581

Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	255,000	258,260
6.02% Sr. Sec. Nts., 6/15/26[1]	199,000	219,727

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	246,915

Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	200,000	197,624
2.95% Sr. Unsec. Nts., 5/15/25	203,000	204,026

VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	104,000	103,469
3.90% Sr. Unsec. Nts., 8/21/27	171,000	172,909
		1,518,511

	Principal Amount	Value

Technology Hardware, Storage & Peripherals—0.5%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	$198,000	$223,410

Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	323,000	329,971

NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	155,000	153,848

		707,229

Materials—3.1%

Chemicals—1.7%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	111,000	111,660
4.125% Sr. Unsec. Nts., 3/15/35	75,000	77,664

CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	247,000	257,879

Ecolab, Inc., 2.00% Sr. Unsec. Nts., 1/14/19	338,000	337,502

LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	214,000	219,761

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	299,000	316,192

RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	285,000	292,332
3.75% Sr. Unsec. Nts., 3/15/27	84,000	85,136
4.25% Sr. Unsec. Nts., 1/15/48	81,000	80,792

Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25	103,000	102,524
3.95% Sr. Unsec. Nts., 1/15/26	152,000	158,737

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]	215,000	213,617

		2,253,796

Construction Materials—0.4%

LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	75,000	74,065

Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	161,000	160,082

Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	254,000	260,053

		494,200

Containers & Packaging—0.6%

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	157,000	152,475
4.80% Sr. Unsec. Nts., 6/15/44	131,000	143,827

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	96,502
4.50% Sr. Unsec. Nts., 11/1/23	168,000	180,927

Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	270,000	278,100

		851,831

Metals & Mining—0.3%

Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	83,000	82,681
4.00% Sr. Unsec. Nts., 9/11/27[1]	135,000	134,272

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	93,000	108,568

		325,521

Paper & Forest Products—0.1%

Louisiana-Pacific Corp., 4.875% Sr.
Unsec. Nts., 9/15/24	186,000	192,510

Telecommunication Services—2.3%

Diversified Telecommunication Services—2.3%

AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	141,000	141,897
4.30% Sr. Unsec. Nts., 2/15/30[1]	238,000	238,280
4.35% Sr. Unsec. Nts., 6/15/45	281,000	260,030
5.15% Sr. Unsec. Nts., 2/14/50	102,000	102,909

16        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	$276,000	$413,124

Deutsche Telekom International Finance BV, 2.225% Sr. Unsec. Nts., 1/17/20[1]	336,000	334,550

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	317,000	318,151
4.103% Sr. Unsec. Nts., 3/8/27	90,000	93,148
5.213% Sr. Unsec. Nts., 3/8/47	79,000	89,929
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	115,000	154,630

T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	300,000	328,125

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	127,000	123,683
4.125% Sr. Unsec. Nts., 8/15/46	148,000	137,154
4.522% Sr. Unsec. Nts., 9/15/48	264,000	260,777

		2,996,387

Utilities—3.3%

Electric Utilities—2.3%

AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	148,000	154,766

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	142,000	142,738

Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	169,000	168,073
3.75% Sr. Unsec. Nts., 9/1/46	68,000	67,474

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	208,000	208,536

EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	233,000	234,844

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	226,000	225,180

Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[1]	178,000	177,151

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	89,000	97,027

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	85,000	97,258

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	78,000	94,376

NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	30,000	30,600

Pennsylvania Electric Co., 5.20% Sr.
Unsec. Nts., 4/1/20	73,000	77,085

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	308,000	330,298

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	307,000	313,421

Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	120,000	128,982

Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	311,000	308,553

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	181,000	188,008

		3,044,370

Multi-Utilities—1.0%

Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	168,000	168,499

Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	255,000	255,243
4.90% Sr. Unsec. Nts., 8/1/41	120,000	139,063

NiSource Finance Corp., 3.49% Sr. Unsec. Nts., 5/15/27	254,000	258,961

Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	295,000	290,238

	Principal Amount	Value

Multi-Utilities (Continued)

Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	$233,000	$236,055

		1,348,059

Total Corporate Bonds and Notes (Cost $65,666,524)		67,377,656

Short-Term Notes—11.0%

Personal Products—0.5%
Reckitt Benckiser Group LLC, 1.496%, 1/16/18[14,15]	600,000	599,552

Metals & Mining—0.2%
Glencore Funding LLC, 1.617%, 1/18/18[14,15]	260,000	259,738

Chemicals—1.1%
Air Liquide US LLC, 1.546%, 1/24/18[1,14,15]	600,000	599,366

Cabot Corp., 1.951%, 1/9/18[14,15]	590,000	589,776

Eastman Chemical Co., 1.532%, 1/9/18[14,15]	260,000	259,866

		1,449,008

Textiles, Apparel & Luxury Goods—0.4%
VF Corp., 1.455%, 1/22/18[1,14,15]	530,000	529,378

Electric Utilities—1.4%
Alliant Energy Corp., 1.951%, 1/9/18[15]	590,000	589,694

Kroger Co. (The), 1.70%, 1/2/1814,15	260,000	259,952

Puget Sound Energy, Inc.:
1.524%, 1/3/18[15]	320,000	319,926
1.524%, 1/8/18[15]	260,000	259,878

Sempra Energy Holdings, 1.983%, 1/22/18[14,15]	590,000	589,320

		2,018,770

Household Products—0.3%
Church & Dwight Co., Inc., 1.463%, 1/5/18[1,14,15]	400,000	399,870

Telephone Utilities—1.6%
Bell Canada, 1.586%, 2/12/18[14,15]	590,000	588,683

Deutsche Telekom AG, 1.612%, 1/11/18[15]	260,000	259,828

Telus Corp., 1.909%, 3/20/18[1,15]	590,000	587,620

Vodafone Group plc, 1.672%, 1/5/18[15]	590,000	589,808

		2,025,939

Software—0.2%
Thomson Reuters Corp., 1.596%, 2/12/18[15]	230,000	229,487

Hotels, Restaurants & Leisure—0.3%
Marriott International, Inc., 1.574%, 1/19/18[1,14,15]	390,000	389,608

Media—0.4%
WPP CP LLC, 1.773%, 1/10/18[14,15]	590,000	589,667

Computers & Peripherals—0.8%
Hewlett Packard Enterprise Co., 1.532%, 1/3/18[15]	460,000	459,909

NetApp, Inc., 1.462%, 1/3/18[1,14,15]	530,000	529,877

		989,786

Commercial Services & Supplies—0.6%
Cintas Corp., 1.772%, 1/16/18[1,14,15]	220,000	219,808

Waste Management, Inc., 1.731%, 1/2/18 [1,14,15]	460,000	459,915

		679,723

Paper, Containers & Packaging—0.4%
Avery Dennison Co., 1.813%, 1/16/18[14,15]	590,000	589,495

Beverages—0.4%
Diageo Capital plc, 1.813%, 1/18/18[14,15]	590,000	589,437

Household Durables—0.4%
Mohawk Industries, Inc., 1.931%, 1/5/18[1,14,15]	590,000	589,808

Leasing & Factoring—0.5%
Hitachi Capital America Corp., 2.121%, 1/4/18[14,15]	590,000	589,836

17        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS / Continued

	Principal Amount	Value
Food Products—0.2%
Tyson Foods, Inc., 2.052%, 1/8/18[1,14,15]	$260,000	$259,878
Multi-Utilities—0.4%
CenterPoint Energy Resources Corp., 2.052%, 1/16/18[1,14,15]	590,000	589,495
Health Care Providers & Services—0.4%
McKesson Corp., 1.983%, 1/22/18[1,14,15]	590,000	589,320
Food & Staples Retailing—0.5%
CVS Health Corp., 1.85%, 1/2/18[1,14,15]	590,000	589,891
Total Short-Term Notes (Cost $14,549,459)		14,547,686

	Shares	Value
Investment Company—2.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[16,17] (Cost $2,772,340)	2,772,340	$2,772,340
Total Investments, at Value (Cost $181,536,334)	137.7%	182,466,543
Net Other Assets (Liabilities)	(37.7)	(49,955,106)
Net Assets	100.0%	$132,511,437

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $33,068,236 or 24.96% of the Fund’s net assets at period end.

2. Restricted security. The aggregate value of restricted securities at period end was $209,511, which represents 0.16% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Capital Lease Funding Securitization LP, Interest-Only
Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	$325,285	$5,874	$319,411
Credit Acceptance Auto Loan Trust, Series 2017-3A, Cl.
C, 3.48%, 10/15/26	10/17/17	204,967	203,637	1,330

		$530,252	$209,511	$320,741

3. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,668,716 or 1.26% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $74,801 or 0.06% of the Fund’s net assets at period end.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $169,162. See Note 6 of the accompanying Notes.

13. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

14. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $11,251,536 or 8.49% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

15. Current yield as of period end.

16. Rate shown is the 7-day yield at period end.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	2,688,938	193,169,634	193,086,232	2,772,340

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$2,772,340	$19,989	$—	$—

Futures Contracts as of December 31, 2017
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

United States Treasury Long Bonds	Buy	3/20/18	11	USD	1,684	$ 1,683,000	$ (809)
United States Treasury Nts., 10 yr.	Sell	3/20/18	106	USD	13,216	13,148,968	67,426
United States Treasury Nts., 2 yr	Sell	3/29/18	21	USD	4,503	4,496,297	6,691
United States Treasury Nts., 5 yr.	Sell	3/29/18	3	USD	349	348,492	769
United States Ultra Bonds	Buy	3/20/18	48	USD	8,002	8,047,500	45,384

							$ 119,461

18        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Glossary:

Definitions
H151T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

19        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $178,763,994)	$179,694,203
Affiliated companies (cost $2,772,340)	2,772,340
182,466,543
Cash	500,526
Cash used for collateral on futures	220,000
Receivables and other assets:
Investments sold (including $2,020,231 sold on a when-issued or delayed delivery basis)	2,258,381
Interest, dividends and principal paydowns	759,583
Shares of beneficial interest sold	305,187
Variation margin receivable	24,094
Other	46,468
Total assets	186,580,782

Liabilities
Payables and other liabilities:
Investments purchased (including $53,301,530 purchased on a when-issued or delayed delivery basis)	53,891,306
Trustees’ compensation	37,618
Shares of beneficial interest redeemed	26,984
Variation margin payable	23,125
Distribution and service plan fees	10,786
Shareholder communications	9,653
Other	69,873
Total liabilities	54,069,345
Net Assets	$132,511,437

Composition of Net Assets
Par value of shares of beneficial interest	$17,005
Additional paid-in capital	131,423,175
Accumulated net investment income	4,041,226
Accumulated net realized loss on investments	(4,019,639)
Net unrealized appreciation on investments	1,049,670
Net Assets	$132,511,437

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $81,481,031 and 10,401,595 shares of beneficial interest outstanding)	$7.83
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $51,030,406 and 6,603,427 shares of beneficial interest outstanding)	$7.73

See accompanying Notes to Financial Statements.

20        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Interest – unaffiliated companies	$3,433,032
Fee income on when-issued securities	804,432
Dividends – affiliated companies	19,989
Total investment income	4,257,453

Expenses
Management fees	814,494
Distribution and service plan fees – Service Shares	131,266
Transfer and shareholder servicing agent fees:
Non-Service shares	83,230
Service shares	52,519
Shareholder communications:
Non-Service shares	23,572
Service shares	14,870
Legal, auditing and other professional fees	90,088
Custodian fees and expenses	44,673
Trustees’ compensation	14,811
Borrowing fees	3,744
Other	12,726
Total expenses	1,285,993
Less reduction to custodian expenses	(242)
Less waivers and reimbursements of expenses	(132,624)
Net expenses	1,153,127

Net Investment Income	3,104,326

Realized and Unrealized Gain
Net realized gain on:
Investment transactions in unaffiliated companies	270,610
Futures contracts	350,898
Swap contracts	94,741
Net realized gain	716,249
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	2,015,295
Futures contracts	159,452
Swap contracts	776
Net change in unrealized appreciation/depreciation	2,175,523

Net Increase in Net Assets Resulting from Operations	$5,996,098

See accompanying Notes to Financial Statements.

21        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$ 3,104,326	$ 3,997,167
Net realized gain (loss)	716,249	(2,634,196)
Net change in unrealized appreciation/depreciation	2,175,523	3,000,273
Net increase in net assets resulting from operations	5,996,098	4,363,244

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,024,420)	(3,248,135)
Service shares	(1,136,931)	(1,867,358)
	(3,161,351)	(5,115,493)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(3,666,983)	(1,355,182)
Service shares	(3,411,210)	1,183,323
	(7,078,193)	(171,859)

Net Assets
Total decrease	(4,243,446)	(924,108)
Beginning of period	136,754,883	137,678,991
End of period (including accumulated net investment income of $4,041,226 and $3,115,545, respectively)	$ 132,511,437	$ 136,754,883

See accompanying Notes to Financial Statements.

22        OPPENHEIMER TOTAL RETURN BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$7.67	$7.71	$7.96	$7.83	$8.26
Income (loss) from investment operations:
Net investment income[1]	0.19	0.23	0.27	0.30	0.36
Net realized and unrealized gain (loss)	0.16	0.02	(0.19)	0.26	(0.37)
Total from investment operations	0.35	0.25	0.08	0.56	(0.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.29)	(0.33)	(0.43)	(0.42)
Net asset value, end of period	$7.83	$7.67	$7.71	$7.96	$7.83

Total Return, at Net Asset Value[2]	4.59%	3.27%	0.96%	7.27%	(0.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,481	$83,405	$85,160	$90,757	$96,785
Average net assets (in thousands)	$83,239	$87,039	$89,919	$94,336	$105,012
Ratios to average net assets:[3]
Net investment income	2.38%	2.96%	3.46%	3.72%	4.51%
Expenses excluding specific expenses listed below	0.85%	0.84%	0.82%	0.80%	0.80%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	0.85%	0.84%	0.82%	0.80%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate[6]	86%	79%	73%	127%	115%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.85%
Year Ended December 31, 2016	0.85%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.81%
Year Ended December 31, 2013	0.81%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2017	$679,964,368	$662,714,451
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121

See accompanying Notes to Financial Statements.

23        OPPENHEIMER TOTAL RETURN BOND FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$7.57	$7.61	$7.86	$7.74	$8.17
Income (loss) from investment operations:
Net investment income[1]	0.16	0.21	0.25	0.27	0.34
Net realized and unrealized gain (loss)	0.17	0.02	(0.19)	0.26	(0.37)
Total from investment operations	0.33	0.23	0.06	0.53	(0.03)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.27)	(0.31)	(0.41)	(0.40)
Net asset value, end of period	$7.73	$7.57	$7.61	$7.86	$7.74

Total Return, at Net Asset Value[2]	4.38%	3.05%	0.70%	6.93%	(0.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,030	$53,350	$52,519	$52,675	$54,946
Average net assets (in thousands)	$52,525	$52,738	$54,016	$55,215	$59,523
Ratios to average net assets:[3]
Net investment income	2.13%	2.70%	3.21%	3.47%	4.26%
Expenses excluding specific expenses listed below	1.10%	1.09%	1.07%	1.04%	1.05%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.10%	1.09%	1.07%	1.04%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate[6]	86%	79%	73%	127%	115%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.10%
Year Ended December 31, 2016	1.10%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2017	$679,964,368	$662,714,451
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121

See accompanying Notes to Financial Statements.

24        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Total Return Bond Fund/VA (the “Fund”), formerly Oppenheimer Core Bond Fund/VA, a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

25        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$4,078,840	$—	$3,898,917	$928,948

1. At period end, the Fund had $3,898,917 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$3,898,917

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $75,069,850 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Reduction
	to Accumulated	to Accumulated Net
Reduction to Paid-in Capital	Net Investment Income	Realized Loss on Investments

$75,068,969	$982,706	$74,086,263

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016

Distributions paid from:
Ordinary income	$3,161,351	$5,115,493

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$181,546,288
Federal tax cost of other investments	(8,263,258)

Total federal tax cost	$173,283,030

Gross unrealized appreciation	$3,192,902
Gross unrealized depreciation	(2,263,954)

Net unrealized appreciation	$928,948

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

26                OPPENHEIMER TOTAL RETURN BOND FUND/VA

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$18,487,633	$—	$18,487,633
Mortgage-Backed Obligations	—	77,692,694	157,622	77,850,316
U.S. Government Obligation	—	1,430,912	—	1,430,912
Corporate Bonds and Notes	—	67,377,656	—	67,377,656
Short-Term Notes	—	14,547,686	—	14,547,686
Investment Company	2,772,340	—	—	2,772,340

Total Investments, at Value	2,772,340	179,536,581	157,622	182,466,543

27                OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Futures contracts	$120,270	$—	$—	$120,270

Total Assets	$2,892,610	$179,536,581	$157,622	$182,586,813

Liabilities Table
Other Financial Instruments:
Futures contracts	$(809)	$—	$—	$(809)

Total Liabilities	$(809)	$—	$—	$(809)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$53,301,530
Sold securities	2,020,231

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

28                OPPENHEIMER TOTAL RETURN BOND FUND/VA

4. Investments and Risks (Continued)

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $22,877 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Shareholder Concentration. At period end, three shareholders each owned 20% or more of the Fund’s total outstanding shares.

A shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 23% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and

29        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $21,041,355 and $16,348,119 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $1,848,685 credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

30        OPPENHEIMER TOTAL RETURN BOND FUND/VA

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$24,094*	Variation margin payable	$23,125*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted for as Hedging	Futures
Instruments	contracts	Swap contracts	Total

Credit contracts	$—	$94,741	$94,741
Interest rate contracts	350,898	—	350,898

Total	$350,898	$94,741	$445,639

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted for as Hedging	Futures
Instruments	contracts	Swap contracts	Total
Credit contracts	$—	$776	$776
Interest rate contracts	159,452	—	159,452

Total	$159,452	$776	$160,228

31        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,035,605	$8,035,937	1,355,120	$10,666,396
Dividends and/or distributions reinvested	261,553	2,024,420	420,198	3,248,135
Redeemed	(1,765,201)	(13,727,340)	(1,952,587)	(15,269,713)

Net decrease	(468,043)	$(3,666,983)	(177,269)	$(1,355,182)

Service Shares
Sold	1,815,951	$13,919,373	3,050,438	$23,656,300
Dividends and/or distributions reinvested	148,618	1,136,931	244,739	1,867,358
Redeemed	(2,406,983)	(18,467,514)	(3,149,918)	(24,340,335)

Net increase (decrease)	(442,414)	$(3,411,210)	145,259	$1,183,323

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$97,711,776	$93,429,943
U.S. government and government agency obligations	253,835	1,360,797
To Be Announced (TBA) mortgage-related securities	679,964,368	662,714,451

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and

32        OPPENHEIMER TOTAL RETURN BOND FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$79,706
Service shares	50,424

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,494 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

33        OPPENHEIMER TOTAL RETURN BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Total Return Bond Fund/VA, formerly Oppenheimer Core Bond Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 13, 2018

34        OPPENHEIMER TOTAL RETURN BOND FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

35        OPPENHEIMER TOTAL RETURN BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other intermediate-term bond funds underlying variable insurance products. The Board considered that the Fund outperformed its category median during the one-, three- and five-year periods, although it underperformed for the ten-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other intermediate-term bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, net of any waivers, and contractual management fee were higher than its peer group medians and its category medians. The Board considered that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed that annual rate of 0.75% for Non-Service Shares and 1.00% for Service Shares. The Adviser has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Adviser or its affiliates. Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Unaudited / Continued

breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since August 2007); co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014); Vice President of the Sub-Adviser (August 2007-January 2016); a member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

40        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti- Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER TOTAL RETURN BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2017
Oppenheimer
Global Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Rajeev Bhaman, CFA and John Delano, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	11/12/90	36.66%	13.11%	7.16%
Service Shares	7/13/00	36.32	12.83	6.89
MSCI All Country World Index		23.97	10.80	4.65

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Airbus SE	3.2%
Alphabet, Inc., Cl. A	3.0
Alphabet, Inc., Cl. C	2.8
LVMH Moet Hennessy Louis Vuitton SE	2.8
Aetna, Inc.	2.7
Citigroup, Inc.	2.5
Nidec Corp.	2.5
DLF Ltd.	2.5
S&P Global, Inc.	2.4
Facebook, Inc., Cl. A	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of investments.

2        OPPENHEIMER GLOBAL FUND/VA

Fund Performance Discussion

Global equity sentiment was strong in 2017 following economic activity pick up in Europe and China and the election of President Trump in the US, presaging expectations for tax cuts and a lower regulatory burden. Equity markets rose strongly in 2017, with the global benchmark, the MSCI All Country World Index (the “Index”), returning 23.97%. The Fund had an excellent year too, with the Non-Service shares producing returns of 36.66%, outperforming the Index for the year December 31, 2017.

The Portfolio outperformed in 10 out of 11 sectors of the Index this reporting period, with strong contributions from the Consumer Discretionary, Health Care, Real Estate, Financials and Industrials sectors, where our stock selection drove performance. We hold one Real Estate position, DLF, and it rose sharply during the reporting period. Our allocations to Energy and Information Technology also produced material outperformance versus the Index – the Fund has an overweight position in Information Technology and an underweight position in Energy. The Portfolio only slightly underperformed within the Materials sector, where our typical underweight position detracted from performance. As our ability to predict commodities prices is limited, our confidence in the appropriate valuation for these companies is low and hence we are unlikely to be advantaged in our ownership of them.

FUND REVIEW

Top contributors to performance this period included DLF, Alphabet and Kering.

DLF is the largest listed Indian real estate company with a portfolio of residential projects, shopping malls and commercial properties of unmatched quality, in our view, in Delhi and the National Capital region. A soft residential market and regulatory burdens in the past 3 years had challenged cash flow dynamics in the company which have been significantly ameliorated through the sale of a portion of their commercial holdings. The resultant reduction of debt has fueled higher confidence in the future of DLF. We believe that the prospects for housing appreciation should improve with an economic rebound and lower interest rates and a more disciplined supply environment.

Alphabet has been a strong performer, reflecting its advantage in a number of fast growing verticals. We see those advantages holding, and there remains significant optionality for the company, which we do not believe is fully represented in its share value.    Our first investment in the company was in 2011.

Kering is a luxury goods powerhouse with its major brands including Gucci, Bottega Veneta, Saint Laurent and Balenciaga. The return to fashion relevance of its largest brand, Gucci, in the past 18 months combined with continued success at Saint Laurent and growth momentum at Balenciaga has led to a major improvement in profits and consequently a significant rise in stock price. The continued demand from the young and fashion forward Chinese consumer for Kering’s brands bodes well for its future.

The most significant detractors from performance this period included TechnipFMC, Earthport, and Shire.

TechnipFMC is the global leader in offshore oil infrastructure equipment and services. The firm’s competitive position strengthened with the FMC combination earlier in the year. The company operates under three reporting segments: Subsea, Surface, and Onshore/Offshore. Share weakness was partially due to lower oil prices earlier in the year, which constrains oil producers’ capital spending budget, which can lead to lower inbound orders for TechnipFMC. We see tangible evidence that its various business segments, particularly in Subsea, are attracting wide customer interest and are poised to gain market share in the coming years.

Earthport provides cross-border payment services to banks and businesses, focused on low value transactions. The company experienced declines after announcing it expected revenue to come in below market expectations for the year, due to several large client implementation delays.    Despite this disappointment, the new business pipeline is strong, and we expect the share price will recover.

Shire is a global specialty drug firm with specializing in orphan diseases. Its historic franchise in treating Attention Deficit Disorders funds growth in biologics and new orphan indications. The acquisition of Baxalta and concerns over its haemophilia franchise position hurt stock performance in 2017. We expect the regular approvals of new drugs and a return to growth after the digestion of Baxalta to lead to a better 2018.

POSITIONING AND OUTLOOK

A good starting point for investing in companies that have the capacity to grow at an above average rate for a long period of time is to be thinking carefully about what economic ecosystems are expanding structurally. From this thought process we can develop investment themes, some of which can be populated by

3        OPPENHEIMER GLOBAL FUND/VA

multiple companies/beneficiaries. Some of these themes today include the human desire for status and happiness. Within this broad idea we own some of the world’s best luxury goods companies. The use of technology to advance the treatment of illnesses for which there is no cure, or the deepening electronic content of automobiles and trucks are others. None are present in the portfolio to capitalize on a market regime or cycle; instead they play upon trends which we expect to unfold over the next decade or so.

The market that we see before us continues to carry above average headline valuations, and this is something to be mindful of. However, the level of interest rates today remains low. Equity free cash flow yields relative to bond yields are still in fair territory. Faster economic growth in an environment of low inflation provides valuation support. Meaningfully higher interest rates as a result of higher inflation would hurt valuations and the market however.

We try to assemble a portfolio that is adaptable to most environments by emphasizing the quality and sustainability of purpose for each company we invest in. We believe businesses that have these two traits can weather an uncertain future.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2017. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4        OPPENHEIMER GLOBAL FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/17

1-Year    36.66%                5-Year     13.11%    10-Year      7.16%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/17

1-Year    36.32%                5-Year     12.83%    10-Year      6.89%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Non-Service shares	$1,000.00	$1,139.40	$4.11
Service shares	1,000.00	1,137.90	5.46

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.37	3.88
Service shares	1,000.00	1,020.11	5.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.76%
Service shares	1.01

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS December 31, 2017

	Shares	Value
Common Stocks—97.1%
Consumer Discretionary—14.5%
Automobiles—1.1%
Suzuki Motor Corp.	538,000	$31,161,009

Hotels, Restaurants & Leisure—0.8%
International Game Technology plc	851,991	22,586,282

Household Durables—0.5%
Newell Brands, Inc.	390,120	12,054,708

Internet & Catalog Retail—1.7%
JD.com, Inc., ADR[1]	1,166,110	48,300,276

Media—1.8%
Walt Disney Co. (The)	362,400	38,961,624
Zee Entertainment Enterprises Ltd.	1,297,405	11,825,092
		50,786,716

Specialty Retail—3.0%
Industria de Diseno Textil SA	1,390,491	48,363,476
Tiffany & Co.	345,150	35,878,342
		84,241,818

Textiles, Apparel & Luxury Goods—5.6%
Brunello Cucinelli SpA	344,936	11,177,081
Kering	122,320	57,664,711
LVMH Moet Hennessy Louis Vuitton SE	268,330	78,821,955
Tod’s SpA	111,782	8,168,579
		155,832,326

Consumer Staples—4.0%
Food Products—1.8%
Unilever plc	923,822	51,179,316

Household Products—2.2%
Colgate-Palmolive Co.	801,700	60,488,265

Energy—0.9%
Energy Equipment & Services—0.9%
TechnipFMC plc	826,350	25,524,678

Financials—20.0%
Capital Markets—6.5%
Credit Suisse Group AG1	1,619,322	28,824,419
Goldman Sachs Group, Inc. (The)	165,430	42,144,947
S&P Global, Inc.	395,910	67,067,154
UBS Group AG1	2,438,956	44,813,887
		182,850,407

Commercial Banks—5.1%
Banco Bilbao Vizcaya Argentaria SA	1,907,764	16,239,683
Citigroup, Inc.	936,960	69,719,194
ICICI Bank Ltd., Sponsored ADR	2,419,204	23,538,855
Societe Generale SA	635,199	32,749,382
		142,247,114

Insurance—5.9%
Allianz SE	228,032	52,222,456
Dai-ichi Life Holdings, Inc.	1,812,400	37,394,978
FNF Group	552,980	21,698,935
Prudential plc	2,026,517	52,102,063
		163,418,432

Real Estate Management & Development—2.5%
DLF Ltd.	16,911,795	68,706,902

Health Care—16.1%
Biotechnology—7.4%
ACADIA Pharmaceuticals, Inc.[1]	574,960	17,312,046
AnaptysBio, Inc.[1]	138,740	13,973,893
Biogen, Inc.[1]	87,690	27,935,403
BioMarin Pharmaceutical, Inc.[1]	129,640	11,559,999
Bluebird Bio, Inc.[1]	125,490	22,349,769
Blueprint Medicines Corp.[1]	213,770	16,120,396
Circassia Pharmaceuticals plc[1]	4,471,614	6,202,803
Gilead Sciences, Inc.	318,350	22,806,594

	Shares	Value
Biotechnology (Continued)
Ionis Pharmaceuticals, Inc.[1]	351,410	$17,675,923
Loxo Oncology, Inc.[1]	139,180	11,716,172
MacroGenics, Inc.[1]	514,790	9,781,010
Sage Therapeutics, Inc.[1]	182,640	30,082,634
		207,516,642

Health Care Equipment & Supplies—1.1%
Zimmer Biomet Holdings, Inc.	243,580	29,392,799

Health Care Providers & Services—5.5%
Aetna, Inc.	412,980	74,497,462
Anthem, Inc.	260,385	58,589,229
Centene Corp.[1]	195,580	19,730,110
		152,816,801

Pharmaceuticals—2.1%
Bayer AG	261,359	32,506,553
Roche Holding AG	56,730	14,349,469
Shire plc	233,940	12,134,077
		58,990,099

Industrials—14.0%
Aerospace & Defense—3.2%
Airbus SE	891,780	88,558,851

Air Freight & Couriers—1.0%
United Parcel Service, Inc., Cl. B	238,010	28,358,891

Airlines—0.9%
International Consolidated Airlines Group SA	2,857,670	25,063,974
Building Products—1.2%
Assa Abloy AB, Cl. B	1,602,741	33,257,530

Construction & Engineering—0.5%
FLSmidth & Co. AS	262,140	15,228,249

Electrical Equipment—2.5%
Nidec Corp.	496,500	69,695,481

Industrial Conglomerates—2.8%
3M Co.	183,720	43,242,177
Siemens AG	244,512	33,925,820
		77,167,997

Machinery—1.3%
FANUC Corp.	100,100	24,049,895
MLC MLC, Inc.	622,000	13,050,813
		37,100,708

Professional Services—0.6%
Equifax, Inc.	130,130	15,344,929

Information Technology—26.5%
Electronic Equipment, Instruments, & Components—6.7%
Keyence Corp.	115,122	64,280,171
Kyocera Corp.	508,500	33,225,886
Murata Manufacturing Co. Ltd.	342,300	45,749,933
Omron Corp.	237,600	14,151,920
TDK Corp.	371,300	29,637,473
		187,045,383

Internet Software & Services—8.8%
Alphabet, Inc., Cl. A1	78,240	82,418,016
Alphabet, Inc., Cl. C1	75,512	79,015,757
Baidu, Inc., Sponsored ADR[1]	80,600	18,877,326
Facebook, Inc., Cl. A1	375,250	66,216,615
		246,527,714

IT Services—1.4%
Earthport plc[1]	14,765,253	2,055,111
PayPal Holdings, Inc.[1]	481,210	35,426,680
		37,481,791

Semiconductors & Semiconductor Equipment—2.3%
Maxim Integrated Products, Inc.	1,056,665	55,242,446

7        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Renesas Electronics Corp.[1]	767,600	$8,885,115
		64,127,561

Software—7.3%
Adobe Systems, Inc.[1]	362,623	63,546,055
Intuit, Inc.	354,040	55,860,431
Nintendo Co. Ltd.	71,700	26,102,526
SAP SE	528,155	59,221,970
		204,730,982

Materials—1.1%
Chemicals—1.1%
Linde AG1	124,187	29,051,917
Total Common Stocks (Cost $1,141,992,739)		2,706,836,548

	Shares	Value
Preferred Stocks—1.7%
Bayerische Motoren Werke (BMW) AG, Preference	535,851	$47,848,350
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	7,458,110	1,168,479
Total Preferred Stocks (Cost $15,686,427)		49,016,829

Investment Company—1.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[2,3] (Cost $27,124,866)	27,124,866	27,124,866
Total Investments, at Value (Cost $1,184,804,032)	99.8%	2,782,978,243
Net Other Assets (Liabilities)	0.2	5,645,522
Net Assets	100.0%	$2,788,623,765

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	32,806,872	367,918,279	373,600,285	27,124,866

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$27,124,866	$196,266	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings (Unaudited)	Value	Percent
United States	$1,283,333,472	46.3%
Japan	397,385,200	14.1
France	257,794,900	9.3
Germany	254,777,066	9.2
United Kingdom	184,714,226	6.6
India	105,239,328	3.8
Switzerland	87,987,775	3.2
China	67,177,602	2.4
Spain	64,603,159	2.3
Sweden	33,257,530	1.2
Italy	19,345,660	0.7
Denmark	15,228,249	0.5
Ireland	12,134,076	0.4
Total	$2,782,978,243	100.0%

See accompanying Notes to Financial Statements.

8        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,157,679,166)	$2,755,853,377
Affiliated companies (cost $27,124,866)	27,124,866
2,782,978,243
Cash	1,999,989
Receivables and other assets:
Dividends	4,270,986
Investments sold	1,584,658
Shares of beneficial interest sold	980,375
Other	160,331
Total assets	2,791,974,582

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,607,826
Distribution and service plan fees	277,837
Trustees’ compensation	131,124
Foreign capital gains tax	70,735
Shareholder communications	61,856
Investments purchased	53,430
Other	148,009
Total liabilities	3,350,817
Net Assets	$2,788,623,765

Composition of Net Assets
Par value of shares of beneficial interest	$59,128
Additional paid-in capital	1,008,039,943
Accumulated net investment income	11,319,434
Accumulated net realized gain on investments and foreign currency transactions	171,191,061
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,598,014,199
Net Assets	$2,788,623,765

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,479,034,142 and 31,191,684 shares of beneficial interest outstanding)	$47.42
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,309,589,623 and 27,936,505 shares of beneficial interest outstanding)	$46.88

See accompanying Notes to Financial Statements.

9        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,716,023)	$37,108,189
Affiliated companies	196,266
Total investment income	37,304,455

Expenses
Management fees	16,347,764
Distribution and service plan fees - Service shares	3,014,562
Transfer and shareholder servicing agent fees:
Non-Service shares	1,378,678
Service shares	1,205,950
Shareholder communications:
Non-Service shares	86,939
Service shares	75,984
Borrowing fees	68,470
Custodian fees and expenses	159,961
Trustees’ compensation	74,329
Other	232,725
Total expenses	22,645,362
Less reduction to custodian expenses	(927)
Less waivers and reimbursements of expenses	(29,436)
Net expenses	22,614,999

Net Investment Income	14,689,456

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	221,757,305
Foreign currency transactions	(198,987)
Net realized gain	221,558,318
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $56,701)	558,303,576
Translation of assets and liabilities denominated in foreign currencies	627,498
Net change in unrealized appreciation/depreciation	558,931,074

Net Increase in Net Assets Resulting from Operations	$795,178,848

See accompanying Notes to Financial Statements.

10        OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$14,689,456	$14,438,224
Net realized gain	221,558,318	3,052,676
Net change in unrealized appreciation/depreciation	558,931,074	(27,858,399)
Net increase (decrease) in net assets resulting from operations	795,178,848	(10,367,499)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(12,766,011)	(13,598,845)
Service shares	(8,799,180)	(7,587,430)
	(21,565,191)	(21,186,275)

Distributions from net realized gain:
Non-Service shares	—	(86,197,755)
Service shares	—	(67,272,765)
	—	(153,470,520)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(179,504,173)	(55,451,479)
Service shares	(115,703,050)	62,981,601
	(295,207,223)	7,530,122

Net Assets
Total increase (decrease)	478,406,434	(177,494,172)
Beginning of period	2,310,217,331	2,487,711,503
End of period (including accumulated net investment income of $11,319,434 and $17,542,546, respectively)	$2,788,623,765	$2,310,217,331

See accompanying Notes to Financial Statements.

11        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$35.02	$38.00	$39.50	$40.86	$32.55
Income (loss) from investment operations:
Net investment income[1]	0.29	0.26	0.37[2]	0.52[2]	0.44[2]
Net realized and unrealized gain (loss)	12.50	(0.42)	1.38[2]	0.44[2]	8.37[2]
Total from investment operations	12.79	(0.16)	1.75	0.96	8.81
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.38)	(0.54)	(0.46)	(0.50)
Distributions from net realized gain	0.00	(2.44)	(2.71)	(1.86)	0.00
Total dividends and/or distributions to shareholders	(0.39)	(2.82)	(3.25)	(2.32)	(0.50)
Net asset value, end of period	$47.42	$35.02	$38.00	$39.50	$40.86

Total Return, at Net Asset Value[3]	36.66%	0.08%	3.94%	2.29%	27.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,479,034	$1,245,070	$1,406,001	$1,468,107	$1,397,026
Average net assets (in thousands)	$1,379,895	$1,270,049	$1,502,338	$1,532,383	$1,333,848
Ratios to average net assets:[4]
Net investment income	0.69%	0.75%	0.92%[2]	1.30%[2]	1.20%[2]
Expenses excluding specific expenses listed below	0.76%	0.77%	0.76%	0.76%	0.77%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	0.76%	0.77%	0.76%	0.76%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%[7]	0.77%[7]	0.76%[7]	0.76%[7]	0.77%[7]
Portfolio turnover rate	9%	14%	14%	13%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.76%
Year Ended December 31, 2016	0.77%
Year Ended December 31, 2015	0.76%
Year Ended December 31, 2014	0.76%
Year Ended December 31, 2013	0.77%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER GLOBAL FUND/VA

Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$34.64	$37.59	$39.10	$40.47	$32.25
Income (loss) from investment operations:
Net investment income[1]	0.18	0.17	0.28[2]	0.42[2]	0.34[2]
Net realized and unrealized gain (loss)	12.36	(0.41)	1.36[2]	0.42[2]	8.30[2]
Total from investment operations	12.54	(0.24)	1.64	0.84	8.64
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.27)	(0.44)	(0.35)	(0.42)
Distributions from net realized gain	0.00	(2.44)	(2.71)	(1.86)	0.00
Total dividends and/or distributions to shareholders	(0.30)	(2.71)	(3.15)	(2.21)	(0.42)
Net asset value, end of period	$46.88	$34.64	$37.59	$39.10	$40.47

Total Return, at Net Asset Value[3]	36.32%	(0.16)%	3.67%	2.06%	26.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,309,590	$1,065,147	$1,081,711	$1,204,379	$1,216,285
Average net assets (in thousands)	$1,207,002	$1,016,772	$1,219,501	$1,265,528	$1,174,119
Ratios to average net assets:[4]
Net investment income	0.43%	0.49%	0.70%[2]	1.05%[2]	0.95%[2]
Expenses excluding specific expenses listed below	1.01%	1.02%	1.01%	1.01%	1.02%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.01%	1.02%	1.01%	1.01%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%[7]	1.02%[7]	1.01%[7]	1.01%[7]	1.02%[7]
Portfolio turnover rate	9%	14%	14%	13%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.01%
Year Ended December 31, 2016	1.02%
Year Ended December 31, 2015	1.01%
Year Ended December 31, 2014	1.01%
Year Ended December 31, 2013	1.03%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against

14        OPPENHEIMER GLOBAL FUND/VA

2. Significant Accounting Policies (Continued)

liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$23,167,433	$185,000,660	$—	$1,572,487,571

1. During the reporting period, the Fund utilized $17,365,953 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$17,508,374	$652,623	$18,160,997

3. $17,508,374, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income	$21,565,191	$25,033,705
Long-term capital gain	—	149,623,090
Total	$21,565,191	$174,656,795

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,210,330,660

Gross unrealized appreciation	$1,629,130,606
Gross unrealized depreciation	(56,643,035)
Net unrealized appreciation	$1,572,487,571

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions

15        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$157,781,232	$247,181,903	$—	$404,963,135
Consumer Staples	60,488,265	51,179,316	—	111,667,581

16        OPPENHEIMER GLOBAL FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Energy	$—	$25,524,678	$—	$25,524,678
Financials	224,169,085	333,053,770	—	557,222,855
Health Care	383,523,439	65,192,902	—	448,716,341
Industrials	86,945,997	302,830,613	—	389,776,610
Information Technology	456,603,326	283,310,105	—	739,913,431
Materials	—	29,051,917	—	29,051,917
Preferred Stocks	1,168,479	47,848,350	—	49,016,829
Investment Company	27,124,866	—	—	27,124,866

Total Assets	$1,397,804,689	$1,385,173,554	$—	$2,782,978,243

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

A shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 28% of the Fund’s total outstanding shares at period end.

17        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,449,891	$60,471,325	2,580,191	$89,371,624
Dividends and/or distributions reinvested	305,626	12,766,011	3,043,507	99,796,600
Redeemed	(6,113,341)	(252,741,509)	(7,075,696)	(244,619,703)
Net decrease	(4,357,824)	$(179,504,173)	(1,451,998)	$(55,451,479)

Service Shares
Sold	2,582,124	$107,475,911	5,078,438	$172,658,993
Dividends and/or distributions reinvested	212,797	8,799,180	2,305,519	74,860,195
Redeemed	(5,605,593)	(231,978,141)	(5,412,550)	(184,537,587)
Net increase (decrease)	(2,810,672)	$(115,703,050)	1,971,407	$62,981,601

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$218,896,774	$512,932,205

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

18        OPPENHEIMER GLOBAL FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. Prior to May 1, 2017, the Fund was subject to an expense limitation wherein the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; as percentages of daily net assets, would not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. Effective May 1, 2017, this expense limitation has been removed.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $29,436 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Prior Period Reclassification

An adjustment to reflect a prior period reclassification between net investment income and net change in unrealized appreciation (depreciation) on investments and/or net realized gain (loss) on investments during the years ending December 31, 2013, 2014 and 2015 has been made to properly reflect income distributions received by the Fund from two of its investments.

The following adjustments are reflected in the respective fiscal years per the Statements of Changes in Net Assets and the Financial Highlights:

	2013	2014	2015

Net investment income (loss)	$ 1,678,655	$ 1,668,338	$ 1,749,447
Net realized gain (loss)	(163,217)	(275,757)	(222,558)
Net change in unrealized appreciation/ depreciation	(1,515,438)	(1,392,581)	(1,526,889)

The cumulative impact of these adjustments are also reflected in the respective component of net assets on the Statement of Assets and liabilities and had no impact on total net assets or net asset values per share of the Fund.

19        OPPENHEIMER GLOBAL FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 13, 2018

20        OPPENHEIMER GLOBAL FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 46.20% to arrive at the amount eligible for the corporate dividend-received deduction.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $3,658,795 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $15,382,579 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21        OPPENHEIMER GLOBAL FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman and John Delano, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other world stock category funds underlying variable insurance products. The Board considered that the Fund outperformed its category median during the five- and ten-year periods, while it underperformed its category median during the one- and three-year periods. The Board further noted that the Fund’s recent underperformance occurred in 2016. In that regard, the Board observed that when it considered the Fund’s performance record one year prior, the Fund outperformed its category median for all periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other world stock funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses and contractual management fee were lower than its peer group medians and category medians.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the

Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was

22        OPPENHEIMER GLOBAL FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

23        OPPENHEIMER GLOBAL FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24        OPPENHEIMER GLOBAL FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

25        OPPENHEIMER GLOBAL FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Bhaman, Delano, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rajeev Bhaman, Vice President (since 2004) Year of Birth: 1963	Director of Global Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since May 2006); Vice President of the Sub-Adviser (January 1997-May 2006). An officer of other portfolios in the OppenheimerFunds complex.

John Delano, Vice President (since 2017) Year of Birth: 1972	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Director of Equity Research, Global Team, of the Sub-Adviser (since October 2010); Director of Equity Research, Growth Team, of the Sub-Adviser since (April 2007 - October 2010). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

26        OPPENHEIMER GLOBAL FUND/VA

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

27        OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

  December 31, 2017

Oppenheimer	Annual Report
Main Street Fund®/VA
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Manind Govil, CFA, Benjamin Ram and Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	7/5/95	16.91%	14.49%	7.74%
Service Shares	7/13/00	16.63	14.20	7.46
S&P 500 Index		21.83	15.79	8.50

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	5.7%
Alphabet, Inc., Cl. C	4.9
Citigroup, Inc.	3.2
Comcast Corp., Cl. A	3.1
PepsiCo, Inc.	3.0
Facebook, Inc., Cl. A	2.7
UnitedHealth Group, Inc.	2.7
Merck & Co., Inc.	2.7
Berkshire Hathaway, Inc., Cl. B	2.3
Suncor Energy, Inc.	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of common stocks.

2        OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

During the reporting period, the Fund’s Non-Service shares produced a return of 16.91%. In comparison, the S&P 500 Index (the “Index”) returned 21.83%. The Fund underperformed the Index in the Industrials, Health Care and Utilities sectors due mainly to stock selection. The Fund outperformed the Index in Energy and Financials due to stock selection, while an underweight position in Telecommunication Services also helped.

MARKET OVERVIEW

2017 was a banner year in terms of fundamentals for the U.S. economy. One of the longest job expansions in U.S. history continued with more than 2 million jobs added for the seventh consecutive year and unemployment close to an all-time low. There were various other signs of improvement as well, in everything from high consumer confidence scores to declining murder rates in big cities (New York and Los Angeles were at record lows). Despite this, the inflation rate remained low. Most importantly for equity investors, U.S. corporate revenues and earnings growth accelerated.

These trends helped the equity market continue its strong upward trend in the fourth quarter, topping off a year that saw the S&P 500 Index post a total return of a robust 21.83%. The rally in the market was unusual in several aspects. First, the Index posted positive total returns in every single month of the year, which is something the Index has never done before. The market was also extremely calm, as market volatility (as measured by the CBOE Volatility Index) hit a new all-time low for the year. Finally, cumulative losses on the down days during 2017 were the lowest on record. For many, the investor experience of 2017 was about as good as it gets.

While nearly all parts of the market rose in 2017, there were some notable differences within the market. Namely, large capitalization stocks outperformed smaller capitalization stocks, and companies on the “growth” part of the spectrum vastly outperformed the “value” names.

Several factors drove investors’ increased appetite for risk. For one, the underlying economy remained on the steady growth track that it has been on for several years. And though the Federal Reserve raised rates a couple times during the year, liquidity remained abundant with interest rates still at historically low levels. Last but not least, excitement around corporate tax reform drove expectations for a burst in corporate profitability and overall economic growth.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that is positioned to out-perform no matter the environment.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their business plans. Lastly, correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g., gaining market share, expanding profit margins), with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to relative performance this period included information technology stocks Apple and PayPal Holdings, and Financials holding Progressive. Apple has done well this year since reporting earnings results that eased prior fears of mediocre product acceptance. Sales of the new iPhone have been strong and the company has displayed pricing power as well. PayPal has continued to benefit from strong revenue growth driven by impressive customer acquisition and engagement, as well as the secular tailwinds of electronic payments and e-commerce spending. Progressive continued to beat consensus earnings expectations during the quarter driven by market share gains in auto insurance, better pricing (higher premiums), and lower than expected auto claims. We continue to view the company favorably and expect management to continue to display superior execution.

TOP INDIVIDUAL DETRACTORS

Top detractors from relative performance included General Electric, PG&E and AutoZone. General Electric underperformed this reporting period and recently underwent a CEO change. During November, there was general investor disappointment regarding the aggressiveness of the restructuring plan outlined by the new CEO. While largely anticipated, the company also announced a cut to the dividend. PG&E is one of the largest utility companies in California. The stock has been under pressure since the start of the Northern California wildfires due to concerns that some of the company’s equipment may have played a role in some of the fires. The stock saw further pressure after the company announced they would be suspending the dividend to preserve cash for potential future claims. AutoZone’s underperformance has been driven by a deceleration in same store sales and the narrative that the deceleration was partially being driven by

3        OPPENHEIMER MAIN STREET FUND/VA

Amazon encroaching on the auto parts retail business. The stock has rebounded more recently after a stabilization of same store sales and lessening concerns about the health of the industry.

STRATEGY & OUTLOOK

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable data around employment, wages and inflation. Rising home prices and innovation also continue to help drive the economy higher. Moreover, corporate tax reform will lead to a jump in earnings and cash flow for most companies, and it will more likely than not lead to a boost in economic growth in the short term. While the economic expansionary cycle is indeed long in the tooth, the economic growth has been at relatively low rates, suggesting it could continue for a while longer.

We are afraid companies are addicted to low interest rates, which have been low for almost a decade now. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially. As the markets have risen, we find fewer companies with attractive fundamentals that are attractively priced. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

Volatility in the markets was unusually low in 2017. We expect heightened uncertainty to return to the equity markets eventually. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2017. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4        OPPENHEIMER MAIN STREET FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/17

1-Year      16.91%             5-Year      14.49%            10-Year       7.74%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/17

1-Year      16.63%             5-Year      14.20%            10-Year       7.46%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Non-Service shares	$1,000.00	$1,067.20	$4.07
Service shares	1,000.00	1,065.80	5.38

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.27	3.98
Service shares	1,000.00	1,020.01	5.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.78%
Service shares	1.03

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS December 31, 2017

	Shares	Value

Common Stocks—98.5%

Consumer Discretionary—11.5%

Auto Components—0.9%

Aptiv plc	115,650	$9,810,590

Delphi Technologies plc[1]	38,550	2,022,718

		11,833,308

Hotels, Restaurants & Leisure—1.9%

McDonald’s Corp.	152,420	26,234,530

Household Durables—1.1%

Whirlpool Corp.	84,340	14,223,098

Media—3.1%

Comcast Corp., Cl. A	1,047,480	41,951,574

Specialty Retail—4.5%

CarMax, Inc.[1]	221,010	14,173,371

Lowe’s Cos., Inc.	277,580	25,798,285

O’Reilly Automotive, Inc.[1]	85,540	20,575,792

		60,547,448

Consumer Staples—7.9%

Beverages—3.0%

PepsiCo, Inc.	343,640	41,209,309

Food Products—3.1%

Kraft Heinz Co. (The)	283,775	22,066,344

Mondelez International, Inc., Cl. A	448,410	19,191,948

		41,258,292

Tobacco—1.8%

Philip Morris International, Inc.	232,669	24,581,480

Energy—5.8%

Energy Equipment & Services—1.6%

Schlumberger Ltd.	316,370	21,320,174

Oil, Gas & Consumable Fuels—4.2%

Magellan Midstream Partners LP2	366,575	26,004,831

Suncor Energy, Inc.	825,960	30,329,251

		56,334,082

Financials—21.0%

Capital Markets—6.1%

Bank of New York Mellon Corp. (The)	399,850	21,535,921

CME Group, Inc., Cl. A	131,530	19,209,957

Intercontinental Exchange, Inc.	297,220	20,971,843

S&P Global, Inc.	117,901	19,972,429

		81,690,150

Commercial Banks—5.7%

Citigroup, Inc.	575,218	42,801,971

SunTrust Banks, Inc.	235,620	15,218,696

US Bancorp	345,450	18,509,211

		76,529,878

Consumer Finance—2.1%

American Express Co.	163,400	16,227,254

Discover Financial Services	166,403	12,799,719

		29,026,973

Diversified Financial Services—2.3%

Berkshire Hathaway, Inc., Cl. B1	157,290	31,178,024

Insurance—3.6%

Marsh & McLennan Cos., Inc.	215,670	17,553,381

MetLife, Inc.	199,260	10,074,586

Progressive Corp. (The)	363,800	20,489,216

		48,117,183

Real Estate Investment Trusts (REITs)—1.2%

Mid-America Apartment Communities, Inc.	96,700	9,724,152

Ventas, Inc.	113,110	6,787,731

		16,511,883

	Shares	Value

Health Care—13.8%

Biotechnology—2.9%

Celgene Corp.[1]	223,480	$23,322,373

Gilead Sciences, Inc.	210,330	15,068,041

		38,390,414

Health Care Equipment & Supplies—1.9%

Boston Scientific Corp.[1]	446,820	11,076,668

Stryker Corp.	94,360	14,610,702

		25,687,370

Health Care Providers & Services—4.5%

DaVita, Inc.[1]	131,440	9,496,540

Express Scripts Holding Co.[1]	204,687	15,277,837

UnitedHealth Group, Inc.	164,180	36,195,123

		60,969,500

Health Care Technology—0.7%

Cerner Corp.[1]	147,280	9,925,199

Life Sciences Tools & Services—0.7%

Agilent Technologies, Inc.	132,680	8,885,580

Pharmaceuticals—3.1%

Merck & Co., Inc.	643,060	36,184,986

Valeant Pharmaceuticals International, Inc.[1]	263,510	5,475,738

		41,660,724

Industrials—9.9%

Aerospace & Defense—2.0%

Lockheed Martin Corp.	85,670	27,504,354

Airlines—0.5%

Alaska Air Group, Inc.	85,280	6,268,933

Commercial Services & Supplies—1.6%

Johnson Controls International plc	311,635	11,876,410

Republic Services, Inc., Cl. A	143,860	9,726,374

		21,602,784

Industrial Conglomerates—1.5%

General Electric Co.	1,172,245	20,455,675

Professional Services—1.5%

Equifax, Inc.	54,800	6,462,016

Nielsen Holdings plc	362,520	13,195,728

		19,657,744

Road & Rail—2.1%

Canadian National Railway Co.	201,100	16,590,750

Canadian Pacific Railway Ltd.	60,900	11,130,084

		27,720,834

Trading Companies & Distributors—0.7%

Fastenal Co.	176,380	9,646,222

Information Technology—21.6%

Communications Equipment—1.8%

Cisco Systems, Inc.	189,350	7,252,105

Motorola Solutions, Inc.	185,100	16,721,934

		23,974,039

Internet Software & Services—8.8%

Alphabet, Inc., Cl. C1	62,506	65,406,279

eBay, Inc.[1]	430,530	16,248,202

Facebook, Inc., Cl. A1	206,850	36,500,751

		118,155,232

IT Services—2.6%

Amdocs Ltd.	268,300	17,568,284

PayPal Holdings, Inc.[1]	244,910	18,030,274

		35,598,558

Semiconductors & Semiconductor Equipment—1.9%

Applied Materials, Inc.	349,710	17,877,175

Maxim Integrated Products, Inc.	144,800	7,570,144

		25,447,319

7        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Technology Hardware, Storage & Peripherals—6.5%

Apple, Inc.	453,066	$76,672,359

Western Digital Corp.	139,215	11,071,769

		87,744,128

Materials—3.0%

Chemicals—2.3%

DowDuPont, Inc.	197,107	14,037,961

PPG Industries, Inc.	142,420	16,637,504

		30,675,465

Construction Materials—0.7%

Vulcan Materials Co.	77,140	9,902,462

Telecommunication Services—1.9%

Diversified Telecommunication Services—1.9%

Verizon Communications, Inc.	471,935	24,979,519

	Shares	Value

Utilities—2.1%

Electric Utilities—1.0%

PG&E Corp.	305,020	$13,674,047

Multi-Utilities—1.1%

National Grid plc	1,296,690	15,232,204

Total Common Stocks (Cost $905,140,531)		1,326,305,692

Investment Company—1.4%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[3,4] (Cost $19,085,774)	19,085,774	19,085,774

Total Investments, at Value (Cost $924,226,305)	99.9%	1,345,391,466

Net Other Assets (Liabilities)	0.1	1,542,175

Net Assets	100.0%	$1,346,933,641

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	11,146,627	259,690,919	251,751,772	19,085,774

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$19,085,774	$174,107	$—	$—

See accompanying Notes to Financial Statements.

8        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $905,140,531)	$1,326,305,692
Affiliated companies (cost $19,085,774)	19,085,774

1,345,391,466

Cash	751,616

Receivables and other assets:
Dividends	2,661,998
Investments sold	1,028,334
Shares of beneficial interest sold	385,084
Other	141,596

Total assets	1,350,360,094

Liabilities
Payables and other liabilities:
Investments purchased	2,327,780
Shares of beneficial interest redeemed	708,136
Distribution and service plan fees	168,093
Trustees’ compensation	125,652
Shareholder communications	47,387
Other	49,405

Total liabilities	3,426,453

Net Assets	$1,346,933,641

Composition of Net Assets
Par value of shares of beneficial interest	$42,022

Additional paid-in capital	802,733,819

Accumulated net investment income	11,535,135

Accumulated net realized gain on investments and foreign currency transactions	111,461,873

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	421,160,792

Net Assets	$1,346,933,641

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $561,554,490 and 17,412,554 shares of beneficial interest outstanding)	$32.25

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $785,379,151 and 24,609,191 shares of beneficial interest outstanding)	$31.91

See accompanying Notes to Financial Statements.

9        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $192,705)	$24,971,192
Affiliated companies	174,107

Total investment income	25,145,299

Expenses
Management fees	8,715,696

Distribution and service plan fees — Service shares	1,970,256

Transfer and shareholder servicing agent fees:
Non-Service shares	535,481
Service shares	787,915

Shareholder communications:
Non-Service shares	54,320
Service shares	80,041

Trustees’ compensation	45,096

Borrowing fees	35,837

Custodian fees and expenses	9,172

Other	108,874

Total expenses	12,342,688
Less reduction to custodian expenses	(307)
Less waivers and reimbursements of expenses	(19,816)

Net expenses	12,322,565

Net Investment Income	12,822,734

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	121,851,005
Foreign currency transactions	(10,983)

Net realized gain	121,840,022

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	68,958,567
Translation of assets and liabilities denominated in foreign currencies	13,308

Net change in unrealized appreciation/depreciation	68,971,875

Net Increase in Net Assets Resulting from Operations	$203,634,631

See accompanying Notes to Financial Statements.

10        OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations
Net investment income	$12,822,734	$12,636,575

Net realized gain	121,840,022	29,438,205

Net change in unrealized appreciation/depreciation	68,971,875	88,749,651

Net increase in net assets resulting from operations	203,634,631	130,824,431

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(6,687,663)	(5,704,267)
Service shares	(8,150,647)	(6,065,396)

	(14,838,310)	(11,769,663)

Distributions from net realized gain:
Non-Service shares	(8,972,517)	(60,632,295)
Service shares	(13,368,399)	(84,601,632)

	(22,340,916)	(145,233,927)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	9,551,567	(20,488,952)
Service shares	(86,863,753)	70,674,306

	(77,312,186)	50,185,354

Net Assets
Total increase	89,143,219	24,006,195

Beginning of period	1,257,790,422	1,233,784,227

End of period (including accumulated net investment income of $11,535,135 and $12,234,256, respectively)	$1,346,933,641	$1,257,790,422

See accompanying Notes to Financial Statements.

11        OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$28.41	$29.24	$33.61	$31.24	$23.97
Income (loss) from investment operations:
Net investment income[1]	0.34	0.33	0.33	0.28	0.24
Net realized and unrealized gain	4.41	2.76	0.80	3.01	7.33

Total from investment operations	4.75	3.09	1.13	3.29	7.57
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.34)	(0.32)	(0.27)	(0.30)
Distributions from net realized gain	(0.52)	(3.58)	(5.18)	(0.65)	0.00

Total dividends and/or distributions to shareholders	(0.91)	(3.92)	(5.50)	(0.92)	(0.30)
Net asset value, end of period	$32.25	$28.41	$29.24	$33.61	$31.24

Total Return, at Net Asset Value[2]	16.91%	11.62%	3.33%	10.70%	31.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$561,555	$485,196	$518,456	$559,933	$561,016
Average net assets (in thousands)	$535,770	$502,522	$541,020	$554,449	$517,750
Ratios to average net assets:[3]
Net investment income	1.12%	1.16%	1.05%	0.86%	0.87%
Expenses excluding specific expenses listed below	0.78%	0.79%	0.78%	0.77%	0.78%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.78%	0.79%	0.78%	0.77%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%[6]	0.79%[6]	0.78%[6]	0.77%[6]	0.78%[6]
Portfolio turnover rate	35%	33%	44%	43%	49%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.78%
Year Ended December 31, 2016	0.79%
Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.77%
Year Ended December 31, 2013	0.78%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER MAIN STREET FUND/VA

Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$28.12	$28.98	$33.33	$30.99	$23.78
Income (loss) from investment operations:
Net investment income[1]	0.26	0.26	0.25	0.19	0.17
Net realized and unrealized gain	4.37	2.72	0.80	2.99	7.27

Total from investment operations	4.63	2.98	1.05	3.18	7.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.26)	(0.22)	(0.19)	(0.23)
Distributions from net realized gain	(0.52)	(3.58)	(5.18)	(0.65)	0.00

Total dividends and/or distributions to shareholders	(0.84)	(3.84)	(5.40)	(0.84)	(0.23)
Net asset value, end of period	$31.91	$28.12	$28.98	$33.33	$30.99

Total Return, at Net Asset Value[2]	16.63%	11.30%	3.11%	10.40%	31.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$785,379	$772,594	$715,328	$806,023	$915,027
Average net assets (in thousands)	$788,342	$725,836	$757,218	$856,467	$895,073
Ratios to average net assets:[3]
Net investment income	0.87%	0.94%	0.80%	0.61%	0.62%
Expenses excluding specific expenses listed below	1.03%	1.04%	1.03%	1.02%	1.04%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.03%	1.04%	1.03%	1.02%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%[6]	1.04%[6]	1.03%[6]	1.02%[6]	1.04%[6]
Portfolio turnover rate	35%	33%	44%	43%	49%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.03%
Year Ended December 31, 2016	1.04%
Year Ended December 31, 2015	1.03%
Year Ended December 31, 2014	1.02%
Year Ended December 31, 2013	1.04%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

14        OPPENHEIMER MAIN STREET FUND/VA

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$27,437,720	$96,895,473	$21,074	$419,971,326

1. At period end, the Fund had $16,688 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$16,688

Of these losses, $16,688 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $163,657 per year.

2. The Fund had $4,386 of straddle losses which were deferred.

3. During the reporting period, the Fund utilized $109,852 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund utilized $2,513,988 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[5]
$9,349,839	$1,316,455	$10,666,294

5. $9,248,917, including $8,033,218 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income	$14,838,310	$16,035,719
Long-term capital gain	22,340,916	140,967,871

Total	$37,179,226	$157,003,590

15        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$925,415,771

Gross unrealized appreciation	$446,198,069
Gross unrealized depreciation	(26,226,743)

Net unrealized appreciation	$419,971,326

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly

16        OPPENHEIMER MAIN STREET FUND/VA

3. Securities Valuation (Continued)

offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$154,789,958	$—	$—	$154,789,958
Consumer Staples	107,049,081	—	—	107,049,081
Energy	77,654,256	—	—	77,654,256
Financials	283,054,091	—	—	283,054,091
Health Care	185,518,787	—	—	185,518,787
Industrials	132,856,546	—	—	132,856,546
Information Technology	290,919,276	—	—	290,919,276
Materials	40,577,927	—	—	40,577,927
Telecommunication Services	24,979,519	—	—	24,979,519
Utilities	13,674,047	15,232,204	—	28,906,251
Investment Company	19,085,774	—	—	19,085,774

Total Assets	$1,330,159,262	$15,232,204	$—	$1,345,391,466

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

17        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,189,995	$66,648,162	1,123,635	$31,497,254
Dividends and/or distributions reinvested	515,816	15,660,180	2,522,303	66,336,562
Acquisition—Note 10	14,913	454,099	—	—
Redeemed	(2,388,470)	(73,210,874)	(4,296,043)	(118,322,768)

Net increase (decrease)	332,254	$9,551,567	(650,105)	$(20,488,952)

Service Shares
Sold	1,395,024	$42,024,615	4,774,619	$132,212,797
Dividends and/or distributions reinvested	715,394	21,519,046	3,477,830	90,667,028
Acquisition—Note 10	244,900	7,376,390	—	—
Redeemed	(5,216,278)	(157,783,804)	(5,466,756)	(152,205,519)

Net increase (decrease)	(2,860,960)	$(86,863,753)	2,785,693	$70,674,306

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$461,098,565	$577,122,786

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

18        OPPENHEIMER MAIN STREET FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.66% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. Prior to May 1, 2017, the Fund was subject to an expense limitation wherein the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses, as percentages of daily net assets, would not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. Effective May 1, 2017, this expense limitation has been removed.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $19,816 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Acquisition of Oppenheimer Equity Income Fund/VA

On May 1, 2017, the Fund acquired all of the net assets of Oppenheimer Equity Income Fund/VA, pursuant to an Agreement and Plan of Reorganization approved by the Fund’s Board. The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

Details of the merger are shown in the following table:

19        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

10. Acquisition of Oppenheimer Equity Income Fund/VA (Continued)

	Exchange Ratio to One Share of the Oppenheimer Equity Income Fund/VA	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on May 1, 2017[1]
Non-Service shares	0.347188309	14,913	$ 454,099	$522,307,311
Service shares	0.430279316	244,900	7,376,390	789,160,812

1. The net assets acquired included net unrealized appreciation of $1,182,786 and an unused capital loss carryforward of $126,540, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s pro forma Statement of Operations would have been as follows (Unaudited):

Net investment income	$12,883,960
Net gain on investments	190,984,944
Net increase in net assets resulting from operations	203,868,904

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the tax cost basis of the investments received from Oppenheimer Equity Income Fund/VA were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Oppenheimer Equity Income Fund/VA that have been included in the Fund’s statement of operations since May 1, 2017.

20        OPPENHEIMER MAIN STREET FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 13, 2018

21        OPPENHEIMER MAIN STREET FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Capital gain distributions of $0.51985 per share were paid to Non-Service and Service shareholders, respectively, on June 20, 2017. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 68.27% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22        OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil, Benjamin Ram and Paul Larson, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other large blend category funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three-, five- and ten-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was lower than its category median and higher than its peer group median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

23        OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24        OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25        OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26        OPPENHEIMER MAIN STREET FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Larson, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Manind Govil, Vice President (since 2009) Year of Birth: 1969	Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-March 2009). Head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005), and was lead portfolio manager - core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc.A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin Ram, Vice President (since 2009) Year of Birth: 1972	Senior Portfolio Manager of the Sub-Adviser (since January 2011); Vice President and Portfolio Manager of the Sub-Adviser (May 2009 - December 2010). Sector Manager for Financial Investments and co-Portfolio Manager for mid-cap portfolios with the RS Core Equity Team of RS Investments Management Co. LLC (October 2006-May 2009); Portfolio Manager of Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006-October 2006) when Guardian Life Insurance acquired an interest in RS Investments Management Co. LLC. Financial analyst (2003-2005) and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc.; Bank analyst at Legg Mason Securities (2000-2003); senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Paul Larson, Vice President (since 2014) Year of Birth: 1971	Vice President of the Sub-Adviser (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

27        OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

 December 31, 2017

Oppenheimer	Annual Report
Main Street Small Cap Fund/VA
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/1/98	14.15%	14.89%	9.29%
Service Shares	7/16/01	13.91	14.60	9.02
Russell 2000 Index		14.65	14.12	8.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Prestige Brands Holdings, Inc.	2.0%
Korn/Ferry International	2.0
Visteon Corp.	1.9
On Assignment, Inc.	1.9
CACI International, Inc., Cl. A	1.9
Hostess Brands, Inc., Cl. A	1.8
Group 1 Automotive, Inc.	1.8
Brandywine Realty Trust	1.7
Zynga, Inc., Cl. A	1.7
Four Corners Property Trust, Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of common stocks.

2       OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

During the reporting period, the Fund’s Non-Service shares produced a return of 14.15%. In comparison, the Fund underperformed the Russell 2000 Index (the “Index”), which returned 14.65%. During the reporting period, Fund underperformed the Index within the Health Care, Consumer Discretionary and Financials sectors, as a result of weaker relative stock selection. The Fund outperformed the Index primarily within the Information Technology, Real Estate and Materials sectors, due to stronger relative stock selection.

MARKET OVERVIEW

2017 was a banner year in terms of fundamentals for the U.S. economy. One of the longest job expansions in U.S. history continued with more than 2 million jobs added for the seventh consecutive year and unemployment close to an all-time low. There were various other signs of improvement as well, in everything from high consumer confidence scores to declining murder rates in big cities (New York and Los Angeles were at record lows). Despite this, the inflation rate remained low. Most importantly for equity investors, U.S. corporate revenues and earnings growth accelerated.

These trends helped the equity market continue its strong upward trend in the fourth quarter, topping off a year that saw the S&P 500 Index post a total return of a robust 21.83%. The rally in the market was unusual in several aspects. First, the S&P 500 Index posted positive total returns in every single month of the year, which is something the Index has never done before. The market was also extremely calm, as market volatility (as measured by the CBOE Volatility Index) hit a new all-time low for the year. Finally, cumulative losses on the down days during 2017 were the lowest on record. For many, the investor experience of 2017 was about as good as it gets.

While nearly all parts of the market rose in 2017, there were some notable differences within the market. Namely, large capitalization stocks outperformed smaller capitalization stocks, and companies on the “growth” part of the spectrum vastly outperformed the “value” names.

Several factors drove investors’ increased appetite for risk. For one, the underlying economy remained on the steady growth track that it has been on for several years. And though the Federal Reserve raised rates a couple times during the year, liquidity remained abundant with interest rates still at historically low levels. Last but not least, excitement around corporate tax reform drove expectations for a burst in corporate profitability and overall economic growth.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that is positioned to outperform no matter the environment.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their business plans. Lastly, correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g., gaining market share, expanding profit margins), with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

TOP INDIVIDUAL CONTRIBUTORS

Holdings that were contributors to the Fund’s relative performance this period included Canada Goose Holdings, SiteOne Landscape Supply, and Korn/Ferry International. Canada Goose Holdings is a Canada-based designer, manufacturer, distributor and retailer of outerwear for men, women and children. Shares of Canada Goose rallied strongly late in the reporting period, following excellent fiscal second quarter results. The company posted strong order growth leading into the winter season for its increasingly popular down parkas. Bitterly cold weather at the end of December kept sell-thru to consumers brisk as well. SiteOne Landscape Supply is a national wholesale distributor of landscape supplies in the United States. During the year, the company executed solidly on both internal operations and its aggressive acquisition strategy, and was rewarded with a premium valuation.  We exited the stock in December as the share price moved above our fair value estimate. Korn/Ferry is an executive recruiting and talent management company. Korn/Ferry has benefitted from the overall strong global economic environment, as evidenced by strong earnings results and guidance reported during the period. The company is seeing revenue acceleration in all key business units, including the Hay Group organizational consulting practice acquired in 2015.

TOP INDIVIDUAL DETRACTORS

Top detractors from relative performance included Prestige Brands Holdings, Wesco Aircraft Holdings, and Matthews International. Prestige Brands is engaged in the marketing, sales and distribution of over-the-counter healthcare and household cleaning products. Organic revenue growth has been sluggish, but the company continues to execute well on acquiring and integrating products and brands. Wesco materially underperformed in 2017 given market share loss,

3        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

disappointing execution, senior management turnover, and concerns regarding slower aerospace industry aftermarket growth. Despite 2017’s disappointing results, we continue to hold the shares as we believe they have a favorable risk/reward at current levels. We expect new management to show progress in 2018 toward addressing many of the issues that plagued the company last year. Matthews International is a provider of graphic and imaging solutions, memorialization products and industrial technologies. It experienced declines due partly to a slowdown in demand for graphics services, as regulatory changes in food labeling on packages have been delayed.

STRATEGY & OUTLOOK

The U.S. economy continued its “slow and steady” growth during the reporting period. This has been driven by favorable employment as well as wage and inflation data, while home prices and innovation also continue to help drive the economy higher.

However, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

Volatility in the markets was unusually low in 2017. We expect heightened uncertainty to eventually return to the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with strong competitive positions, sound financials and skilled management teams positions us well, should this environment come to pass. During times of economic volatility, such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance. With the corporate tax rate cut, the onus is on management teams to intelligently allocate any resulting capital “windfall” due to higher profitability.    Balancing amongst the competing constituencies of shareholders, employees and capital investment opportunities will demand the utmost in skill and discipline, and we are closely scrutinizing our companies’ capital allocation decisions as we move into 2018.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2017. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/17

1-Year         14.15%         5-Year         14.89%         10-Year         9.29%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/17

1-Year         13.91%         5-Year         14.60%         10-Year         9.02%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Non-Service shares	$1,000.00	$1,067.00	$4.18
Service shares	1,000.00	1,065.40	5.48

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS December 31, 2017

	Shares	Value
Common Stocks—98.0%
Consumer Discretionary—10.4%
Auto Components—1.9%
Visteon Corp.[1]	167,400	$20,948,436

Diversified Consumer Services—0.9%
Houghton Mifflin Harcourt Co.[1]	1,032,330	9,600,669

Hotels, Restaurants & Leisure—2.7%
Papa John’s International, Inc.	157,550	8,840,131
Sonic Corp.	485,980	13,354,730
Texas Roadhouse, Inc., Cl. A	143,510	7,560,107
		29,754,968

Media—0.6%
WideOpenWest, Inc.[1]	602,599	6,369,471

Multiline Retail—0.3%
Fred’s, Inc., Cl. A	724,440	2,933,982
Specialty Retail—2.9%
DSW, Inc., Cl. A	555,900	11,901,819
Group 1 Automotive, Inc.	271,600	19,275,452
		31,177,271

Textiles, Apparel & Luxury Goods—1.1%
Canada Goose Holdings, Inc.[1]	378,853	11,956,601

Consumer Staples—3.4%
Food Products—1.8%
Hostess Brands, Inc., Cl. A1	1,322,466	19,585,721

Personal Products—0.8%
elf Beauty, Inc.[1]	389,550	8,690,860

Tobacco—0.8%
Universal Corp.	165,570	8,692,425

Energy—3.2%
Energy Equipment & Services—0.2%
RigNet, Inc.[1]	163,302	2,441,365

Oil, Gas & Consumable Fuels—3.0%
Cone Midstream Partners LP2	381,329	6,394,887
Matador Resources Co.[1]	268,573	8,360,678
Noble Midstream Partners LP2	179,531	8,976,550
Renewable Energy Group, Inc.[1]	725,349	8,559,118
		32,291,233

Financials—24.0%
Capital Markets—1.2%
Stifel Financial Corp.	222,200	13,234,232

Commercial Banks—10.4%
Bank of NT Butterfield & Son Ltd. (The)	229,650	8,333,999
BankUnited, Inc.	399,695	16,275,580
Berkshire Hills Bancorp, Inc.	230,240	8,426,784
Chemical Financial Corp.	205,706	10,999,100
Customers Bancorp, Inc.[1]	229,600	5,967,304
FCB Financial Holdings, Inc., Cl. A1	210,119	10,674,045
IBERIABANK Corp.	141,040	10,930,600
MB Financial, Inc.	297,740	13,255,385
Sterling Bancorp	500,040	12,300,984
Webster Financial Corp.	286,940	16,114,550
		113,278,331

Insurance—0.9%
James River Group Holdings Ltd.	239,562	9,584,876

Real Estate Investment Trusts (REITs)—7.8%
Brandywine Realty Trust	1,035,320	18,832,471
CYS Investments, Inc.	1,921,000	15,425,630
DiamondRock Hospitality Co.	1,394,260	15,741,195
Four Corners Property Trust, Inc.	704,470	18,104,879
National Storage Affiliates Trust	609,406	16,612,408
		84,716,583

	Shares	Value
Real Estate Management & Development—1.0%
Realogy Holdings Corp.	400,660	$10,617,490

Thrifts & Mortgage Finance—2.7%
Beneficial Bancorp, Inc.	431,750	7,102,288
OceanFirst Financial Corp.	423,593	11,119,316
Oritani Financial Corp.	375,090	6,151,476
WSFS Financial Corp.	107,240	5,131,434
		29,504,514

Health Care—10.5%
Biotechnology—3.3%
Clovis Oncology, Inc.[1]	62,440	4,245,920
Emergent BioSolutions, Inc.[1]	172,070	7,996,093
Exact Sciences Corp.[1]	121,860	6,402,524
Galapagos NV1	43,605	4,130,831
Ligand Pharmaceuticals, Inc.[1]	42,600	5,833,218
Sage Therapeutics, Inc.[1]	43,956	7,239,993
		35,848,579

Health Care Equipment & Supplies—3.2%
CryoPort, Inc.[1]	213,850	1,836,971
NuVasive, Inc.[1]	215,520	12,605,765
NxStage Medical, Inc.[1]	204,180	4,947,281
Quidel Corp.[1]	181,790	7,880,597
Wright Medical Group NV1	340,630	7,561,986
		34,832,600

Health Care Providers & Services—1.5%
Addus HomeCare Corp.[1]	116,482	4,053,574
Amedisys, Inc.[1]	229,240	12,083,240
		16,136,814

Pharmaceuticals—2.5%
Prestige Brands Holdings, Inc.[1]	499,186	22,168,850
TherapeuticsMD, Inc.[1]	875,090	5,285,544
		27,454,394

Industrials—19.0%
Aerospace & Defense—0.6%
Wesco Aircraft Holdings, Inc.[1]	886,480	6,559,952

Airlines—1.5%
Spirit Airlines, Inc.[1]	360,770	16,180,535

Building Products—0.9%
Masonite International Corp.[1]	137,861	10,222,393

Commercial Services & Supplies—3.2%
ACCO Brands Corp.[1]	1,180,727	14,404,869
Advanced Disposal Services, Inc.[1]	400,157	9,579,759
Matthews International Corp., Cl. A	197,660	10,436,448
		34,421,076

Construction & Engineering—2.2%
Dycom Industries, Inc.[1]	107,280	11,954,210
KBR, Inc.	594,461	11,788,162
		23,742,372

Electrical Equipment—1.5%
Generac Holdings, Inc.[1]	340,410	16,857,103

Machinery—3.9%
Greenbrier Cos., Inc. (The)	233,090	12,423,697
Manitowoc Co., Inc. (The)[1]	231,347	9,101,191
Navistar International Corp.[1]	218,560	9,371,853
Rexnord Corp.[1]	436,100	11,347,322
		42,244,063

Professional Services—3.9%
Korn/Ferry International	516,805	21,385,391
On Assignment, Inc.[1]	322,640	20,736,073
		42,121,464

Road & Rail—1.3%
Genesee & Wyoming, Inc., Cl. A1	184,350	14,513,875

7        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Information Technology—17.9%
Internet Software & Services—5.0%
Envestnet, Inc.[1]	167,080	$8,328,938
Etsy, Inc.[1]	440,430	9,006,794
j2 Global, Inc.	212,383	15,935,096
Q2 Holdings, Inc.[1]	202,210	7,451,439
Yelp, Inc., Cl. A1	333,840	14,007,926
		54,730,193

IT Services—2.9%
CACI International, Inc., Cl. A1	156,559	20,720,583
Teradata Corp.[1]	297,480	11,441,081
		32,161,664

Semiconductors & Semiconductor Equipment—4.6%
Brooks Automation, Inc.	448,510	10,696,963
MaxLinear, Inc., Cl. A1	398,550	10,529,691
MKS Instruments, Inc.	150,450	14,217,525
Semtech Corp.[1]	438,960	15,012,432
		50,456,611

Software—5.4%
CommVault Systems, Inc.[1]	148,630	7,803,075
Paylocity Holding Corp.[1]	159,610	7,527,208
Pegasystems, Inc.	283,761	13,379,331
Proofpoint, Inc.[1]	135,880	12,067,503
Zynga, Inc., Cl. A1	4,558,800	18,235,200
		59,012,317

	Shares	Value
Materials—5.3%
Construction Materials—1.4%
Summit Materials, Inc., Cl. A1	488,661	$15,363,502
Metals & Mining—3.2%
Allegheny Technologies, Inc.[1]	364,468	8,798,258
Compass Minerals International, Inc.	161,460	11,665,485
Kaiser Aluminum Corp.	134,679	14,390,451
		34,854,194

Paper & Forest Products—0.7%
PH Glatfelter Co.	336,470	7,213,917

Utilities—4.3%
Gas Utilities—1.3%
Suburban Propane Partners LP2	605,045	14,654,190

Multi-Utilities—3.0%
Black Hills Corp.	277,880	16,703,367
NorthWestern Corp.	259,320	15,481,404
		32,184,771
Total Common Stocks (Cost $845,347,345)		1,067,145,607

Investment Company—1.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[3,4] (Cost $20,455,339)	20,455,339	20,455,339
Total Investments, at Value (Cost $865,802,684)	99.9%	1,087,600,946
Net Other Assets (Liabilities)	0.1	809,112
Net Assets	100.0%	$1,088,410,058

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	30,101,780	313,568,286	323,214,727	20,455,339

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$20,455,339	$123,943	$—	$—

See accompanying Notes to Financial Statements.

8        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $845,347,345)	$1,067,145,607
Affiliated companies (cost $20,455,339)	20,455,339
1,087,600,946
Cash	1,000,000
Receivables and other assets:
Dividends	555,887
Shares of beneficial interest sold	309,120
Other	71,100
Total assets	1,089,537,053

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	408,787
Investments purchased	359,689
Distribution and service plan fees	198,823
Trustees’ compensation	58,233
Shareholder communications	57,627
Other	43,836
Total liabilities	1,126,995
Net Assets	$1,088,410,058

Composition of Net Assets
Par value of shares of beneficial interest	$42,730
Additional paid-in capital	733,394,867
Accumulated net investment income	565,267
Accumulated net realized gain on investments and foreign currency transactions	132,608,932
Net unrealized appreciation on investments	221,798,262
Net Assets	$1,088,410,058

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $152,617,505 and 5,917,515 shares of beneficial interest outstanding)	$25.79
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $935,792,553 and 36,812,054 shares of beneficial interest outstanding)	$25.42

See accompanying Notes to Financial Statements.

9        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Dividends:
Unaffiliated companies	$11,457,439
Affiliated companies	123,943
Interest	35
Total investment income	11,581,417

Expenses
Management fees	7,243,026
Distribution and service plan fees – Service shares	2,297,899
Transfer and shareholder servicing agent fees:
Non-Service shares	150,326
Service shares	919,161
Shareholder communications:
Non-Service shares	21,461
Service shares	131,227
Trustees’ compensation	38,098
Borrowing fees	28,961
Custodian fees and expenses	5,586
Other	99,607
Total expenses	10,935,352
Less reduction to custodian expenses	(425)
Less waivers and reimbursements of expenses	(53,955)
Net expenses	10,880,972

Net Investment Income	700,445
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	146,347,008
Foreign currency transactions	(865)
Net realized gain	146,346,143
Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	(7,293,562)
Net Increase in Net Assets Resulting from Operations	$139,753,026

See accompanying Notes to Financial Statements.

10        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$700,445	$5,176,771
Net realized gain	146,346,143	64,008,292
Net change in unrealized appreciation/depreciation	(7,293,562)	97,917,019
Net increase in net assets resulting from operations	139,753,026	167,102,082

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,318,291)	(682,044)
Service shares	(5,916,141)	(2,155,681)
	(7,234,432)	(2,837,725)

Distributions from net realized gain:
Non-Service shares	(8,092,450)	(5,056,400)
Service shares	(49,338,866)	(33,184,812)
	(57,431,316)	(38,241,212)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(3,222,317)	(467,642)
Service shares	(50,919,555)	(43,913,591)
	(54,141,872)	(44,381,233)

Net Assets
Total increase	20,945,406	81,641,912
Beginning of period	1,067,464,652	985,822,740
End of period (including accumulated net investment income of $ 565,267 and $ 5,127,532, respectively)	$1,088,410,058	$1,067,464,652

See accompanying Notes to Financial Statements.

11        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$24.08	$21.32	$26.56	$27.80	$20.14
Income (loss) from investment operations:
Net investment income[1]	0.07	0.16	0.12	0.26	0.16
Net realized and unrealized gain (loss)	3.22	3.55	(1.28)	2.74	8.01
Total from investment operations	3.29	3.71	(1.16)	3.00	8.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.11)	(0.23)	(0.25)	(0.22)
Distributions from net realized gain	(1.36)	(0.84)	(3.85)	(3.99)	(0.29)
Total dividends and/or distributions to shareholders	(1.58)	(0.95)	(4.08)	(4.24)	(0.51)
Net asset value, end of period	$25.79	$24.08	$21.32	$26.56	$27.80

Total Return, at Net Asset Value[2]	14.15%	18.05%	(5.90)%	11.93%	41.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$152,617	$145,428	$129,104	$136,402	$134,692
Average net assets (in thousands)	$150,376	$130,889	$134,932	$133,864	$113,522
Ratios to average net assets:[3]
Net investment income	0.28%	0.74%	0.49%	0.99%	0.67%
Expenses excluding specific expenses listed below	0.80%	0.81%	0.80%	0.80%	0.81%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	0.80%	0.81%	0.80%	0.80%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%[6]	0.80%	0.80%[6]	0.79%	0.80%
Portfolio turnover rate	42%	65%	43%	65%	60%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.80%
Year Ended December 31, 2016	0.81%
Year Ended December 31, 2015	0.80%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$23.75	$21.05	$26.26	$27.53	$19.96
Income (loss) from investment operations:
Net investment income[1]	0.01	0.10	0.06	0.19	0.10
Net realized and unrealized gain (loss)	3.18	3.49	(1.25)	2.71	7.93
Total from investment operations	3.19	3.59	(1.19)	2.90	8.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.05)	(0.17)	(0.18)	(0.17)
Distributions from net realized gain	(1.36)	(0.84)	(3.85)	(3.99)	(0.29)
Total dividends and/or distributions to shareholders	(1.52)	(0.89)	(4.02)	(4.17)	(0.46)
Net asset value, end of period	$25.42	$23.75	$21.05	$26.26	$27.53

Total Return, at Net Asset Value[2]	13.91%	17.67%	(6.09)%	11.66%	40.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$935,793	$922,037	$856,719	$968,637	$990,168
Average net assets (in thousands)	$919,475	$850,883	$927,514	$957,874	$935,083
Ratios to average net assets:[3]
Net investment income	0.03%	0.49%	0.24%	0.75%	0.43%
Expenses excluding specific expenses listed below	1.05%	1.06%	1.05%	1.05%	1.06%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.05%	1.06%	1.05%	1.05%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%[6]	1.05%	1.05%[6]	1.04%	1.05%
Portfolio turnover rate	42%	65%	43%	65%	60%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.05%
Year Ended December 31, 2016	1.06%
Year Ended December 31, 2015	1.05%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

14        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$28,598,441	$106,709,787	$—	$219,722,465

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]
$11,009,347	$1,971,722	$12,981,069

3. $11,186,301, including $8,866,269 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income	$7,234,432	$2,837,725
Long-term capital gain	57,431,316	38,241,212

Total	$64,665,748	$41,078,937

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 867,878,481

Gross unrealized appreciation	$ 251,468,471
Gross unrealized depreciation	(31,746,006)

Net unrealized appreciation	$ 219,722,465

15        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

16        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$112,741,398	$—	$—	$112,741,398
Consumer Staples	36,969,006	—	—	36,969,006
Energy	34,732,598	—	—	34,732,598
Financials	260,936,026	—	—	260,936,026
Health Care	110,141,556	4,130,831	—	114,272,387
Industrials	206,862,833	—	—	206,862,833
Information Technology	196,360,785	—	—	196,360,785
Materials	57,431,613	—	—	57,431,613
Utilities	46,838,961	—	—	46,838,961
Investment Company	20,455,339	—	—	20,455,339

Total Assets	$1,083,470,115	$4,130,831	$—	$1,087,600,946

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

17        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	711,775	$17,670,310	1,207,275	$26,014,115
Dividends and/or distributions reinvested	392,769	9,410,741	272,999	5,738,444
Redeemed	(1,227,568)	(30,303,368)	(1,493,942)	(32,220,201)

Net decrease	(123,024)	$(3,222,317)	(13,668)	$(467,642)

Service Shares
Sold	2,321,546	$56,712,198	3,595,856	$73,971,132
Dividends and/or distributions reinvested	2,336,364	55,255,007	1,701,517	35,340,493
Redeemed	(6,662,764)	(162,886,760)	(7,186,807)	(153,225,216)

Net decrease	(2,004,854)	$(50,919,555)	(1,889,434)	$(43,913,591)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$443,362,477	$558,419,815

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.68% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid

18        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$5,408
Service shares	33,042

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $15,505 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

19        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 13, 2018

20        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Capital gain distributions of $1.35712 per share were paid to Non-Service and Service shareholders, respectively, on June 20, 2017. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 24.41% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other small blend underlying variable insurance products. The Board noted that the Fund outperformed its category median for each of the three-, five- and ten-year periods, although it underperformed its category median for the one-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other small blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians. The Board also considered that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee

22        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

23        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

25        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Vardharaj, Anello, Krantz, Weiner, Mss. Lo Bessette, Budzinski, Ketner, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President (since 2009) Year of Birth: 1967	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President (since 2009) Year of Birth: 1971	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raymond Anello, Vice President (since 2011) Year of Birth: 1964	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

26        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Joy Budzinski, Vice President (since 2012) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Kristin Ketner, Vice President (since 2012) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999-2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2012) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam Weiner, Vice President (since 2012) Year of Birth: 1969	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990-1992). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

27        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2017
.

ANNUAL REPORT

        Listing of Top Holdings

        Fund Performance Discussion

        Financial Statements

PORTFOLIO MANAGERS: Christopher Proctor, CFA and Adam S. Wilde, CFA

Current Yield
For the 7-Day Period Ended 12/31/17
With Compounding	0.82%
Without Compounding	0.82%
For the 12-Month Period Ended 12/31/17
With Compounding	0.39%
Without Compounding	0.39

Performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account contractual and voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

PORTFOLIO ALLOCATION
U.S. Government Agencies	60.2%
Repurchase Agreements	31.8
Short-Term Notes/Commercial Paper	4.2
Investment Company	3.5
U.S. Government Obligations	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of investments.

2      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Update

On April 29, 2016, the Fund converted from Oppenheimer Money Fund/VA to Oppenheimer Government Money Fund/VA.1 As such, the Fund now operates as a government money market fund, which requires that it invest 99.5 percent or more of its total assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash. As a government money market fund, the Fund invests primarily in government agency securities, such as Federal Home Loan Bank System obligations, and short-term repurchase agreements collateralized by agency and treasury securities. Under the new rules adopted by the Securities and Exchange Commission (“SEC”) effective in October 14, 2016, the Fund posts current and historical Fund metrics on the oppenheimerfunds.com website. Among these are the market based NAV, Daily Liquid Assets, Weekly Liquid Assets and Fund Net Inflows or Outflows.

FUND PERFORMANCE DISCUSSION

Throughout the reporting period, the Fund continued to offer very strong liquidity and a stable $1.00 net asset value (NAV), while providing competitive income. Short-term government market rates have risen in conjunction with the Federal Reserve (the “Fed”) raising its overnight benchmark Federal Funds rate in December 2016, March 2017, June 2017, and December 2017.

The Fund has benefited from the uptick in rates, as positions matured and we reinvested at higher rates. We would expect that should the Fed raise its overnight rate in March, as projected, the Fund’s yield would increase as well.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

1. In connection with new rules governing money market funds fully implemented in October 2016, effective April 29, 2016, Oppenheimer Money Fund/VA changed its name to Oppenheimer Government Money Fund/VA, and made changes to its investment strategies that will enable it to operate as a government money market fund.

3      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
	$1,000.00	$1,002.90	$2.53

Hypothetical (5% return before expenses)
	1,000.00	1,022.68	2.55

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). This annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 is as follows:

Expense Ratio
0.50%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS December 31, 2017

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Short-Term Notes/Commercial Paper—4.3%
New York City Housing Development Corp.:
1.56%[1]	1/5/18	1/5/18	$2,000,000	$2,000,000
1.65%[1]	1/5/18	1/5/18	5,780,000	5,780,000
1.70%[1]	1/5/18	1/5/18	3,550,000	3,550,000
1.70%[1,2]	1/5/18	1/5/18	1,500,000	1,500,000
New York State Housing Finance Agency, 1.70%[1,2]	1/5/18	1/5/18	4,530,000	4,530,000
Osceola County, FL Housing Finance Authority, 1.79%[1,2]	1/5/18	1/5/18	1,000,000	1,000,000
Total Short-Term Notes/Commercial Paper (Cost $18,360,000)				18,360,000

U.S. Government Agencies—61.4%
Federal Agricultural Mortgage Corp., 1.41% [FEDL01+(1)][3]	1/2/18	7/3/18	3,000,000	3,000,000
Federal Farm Credit Bank:
1.271%	5/30/18	5/30/18	3,000,000	2,998,524
1.291%	6/1/18	6/1/18	1,000,000	999,212
1.38% [FCPR DLY+(312)][3]	1/2/18	1/2/19	1,500,000	1,500,000
Federal Home Loan Bank:
0.75%	1/25/18	1/25/18	3,500,000	3,499,127
0.875%	1/30/18	1/30/18	1,800,000	1,799,609
1.036% [US0003M+(38)][3]	2/15/18	2/15/18	2,000,000	1,999,467
1.118%	2/16/18	2/16/18	11,000,000	10,984,360
1.128%	1/12/18	1/12/18	16,000,000	15,994,488
1.129% [US0003M+(22)][3]	1/9/18	7/9/18	1,000,000	999,926
1.137%	3/19/18	3/19/18	1,000,000	999,415
1.138%	2/28/18	2/28/18	3,000,000	2,994,530
1.143%	1/26/18	1/26/18	1,000,000	999,208
1.148%	1/23/18	1/23/18	2,000,000	1,998,601
1.166%	3/7/18	3/7/18	2,000,000	1,995,811
1.173%	2/9/18	2/9/18	3,500,000	3,495,576
1.187%	3/19/18	3/19/18	2,000,000	1,994,952
1.208%	1/5/18	1/5/18	3,000,000	2,999,598
1.21%	1/3/18	1/3/18	2,000,000	1,999,866
1.212%	1/8/18	1/8/18	4,000,000	3,999,059
1.224%	2/20/18	2/20/18	4,000,000	3,993,222
1.228%	1/10/18	1/10/18	12,000,000	11,996,323
1.241%	1/18/18	1/18/18	15,000,000	14,991,217
1.252%	1/19/18	1/19/18	10,000,000	9,993,751
1.256%	1/22/18	1/22/18	20,000,000	19,985,358
1.259%	1/17/18	1/17/18	11,000,000	10,993,849
1.262%	2/14/18	2/14/18	2,000,000	1,996,925
1.268%	2/2/18	2/2/18	12,000,000	11,986,494
1.273%	1/24/18	1/24/18	21,800,000	21,782,291
1.277%	2/5/18	2/5/18	10,000,000	9,987,604
1.287%	2/15/18	2/15/18	11,200,000	11,182,009
1.292%	1/29/18	1/29/18	10,000,000	9,989,967
1.297% [US0001M+(13.5)][3]	1/9/18	5/9/18	1,000,000	1,000,000
1.302% [US0003M+(16)][3]	2/26/18	2/26/18	3,000,000	3,000,185
1.306% [US0003M+(6.5)][3]	1/26/18	1/26/18	2,000,000	2,000,357
1.309% [US0003M+(4)][3]	1/8/18	1/8/18	2,000,000	2,000,065
1.318% [US0003M+(16.25)][3]	3/1/18	3/1/18	1,000,000	1,000,085
1.328%	3/16/18	3/16/18	1,000,000	997,278
1.346% [US0001M+(14.5)][3]	1/17/18	4/17/18	1,000,000	1,000,000
1.371% [US0001M+(13)][3]	1/20/18	8/20/18	1,000,000	1,000,000
1.375%	3/9/18	3/9/18	2,000,000	2,000,573
1.377% [US0001M+(17.5)][3]	1/25/18	1/25/18	1,000,000	1,000,000
1.384% [US0003M+(19)][3]	3/14/18	9/14/18	1,000,000	1,000,000
1.387% [US0001M+(16.5)][3]	1/25/18	1/25/18	2,000,000	1,999,986
1.392% [US0001M+(14.25)][3]	1/22/18	5/22/18	1,500,000	1,499,982
1.75%	12/14/18	12/14/18	1,000,000	999,605
2.00%	9/14/18	9/14/18	1,500,000	1,502,861
2.375%	3/9/18	3/9/18	1,600,000	1,603,496
Federal Home Loan Mortgage Corp.:
0.75%	1/12/18	1/12/18	3,000,000	2,999,601
0.75%	1/26/18	1/26/18	1,000,000	999,687
0.875%	3/7/18	3/7/18	2,532,000	2,530,026

5      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Agencies (Continued)
Federal Home Loan Mortgage Corp.: (Continued)
1.05%	2/26/18	2/26/18	$500,000	$499,777
1.543% [US0003M+2][3]	3/8/18	3/8/18	2,000,000	2,000,703
Federal National Mortgage Assn.:
0.875%	2/8/18	2/8/18	1,950,000	1,949,306
1.00%	2/14/18	2/14/18	1,400,000	1,399,702
1.161%	3/28/18	3/28/18	2,000,000	1,998,192
1.592% [US0003M+(5)][3]	3/21/18	3/21/18	2,000,000	2,000,902
Freddie Mac:
1.194%	2/9/18	2/9/18	2,000,000	1,997,422
1.195%	3/1/18	3/1/18	1,000,000	998,050
Tennessee Valley Authority:
1.241%	1/2/18	1/2/18	2,000,000	1,999,931
1.287%	1/23/18	1/23/18	10,000,000	9,992,147
Total U.S. Government Agencies (Cost $261,100,258)				261,100,258

U.S. Government Obligations—0.4%
United States Treasury Nts., 1.145% (Cost $1,499,654)	1/31/18	1/31/18	1,500,000	1,499,654

Repurchase Agreements—32.4%
Repurchase Agreements[4] (Cost $138,100,000)			138,100,000	138,100,000

			Shares
Investment Company—3.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[5,6] (Cost $15,295,885)		15,295,885	15,295,885
Total Investments, at Value (Cost $434,355,797)			102.1%	434,355,797
Net Other Assets (Liabilities)			(2.1)	(8,751,513)
Net Assets			100.0%	$425,604,284

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

4. Repurchase agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
Credit Agricole Corp. & Investment Bank	1.40%	12/29/17	1/2/18	$5,900,000	U.S. Treasury Bonds, 5.25%, 2/15/29 and U.S. Treasury Nts., 2.125%-3.50%, 2/15/18-1/31/21 and U.S. Treasury Bills, 0.00%, 4/26/18	$(6,018,938)	$5,900,000	$5,900,920
Credit Agricole Corp. & Investment Bank	1.41	12/28/17	1/4/18	4,000,000	U.S. Treasury Nts., 1.375%, 1/31/20 and U.S. Government Agency Mortgages, 3.75%, 3/27/19	(4,081,208)	4,000,000	4,001,185
Deutsche Bank Securities, Inc.	1.35	12/14/17	1/16/18	5,000,000	U.S. Treasury Nts., 2.625%, 11/15/20	(5,103,657)	5,000,000	5,003,585
Deutsche Bank Securities, Inc.	1.40	12/29/17	1/2/18	1,000,000	U.S. Treasury Nts., 2.625%, 11/15/20	(1,020,180)	1,000,000	1,000,177
Deutsche Bank Securities, Inc.	1.41	12/29/17	1/2/18	3,000,000	U.S. Treasury Nts., 2.625%, 11/15/20	(3,060,541)	3,000,000	3,000,530
INTL FCStone Financial, Inc.	1.35	12/26/17	1/2/18	5,000,000	U.S. Treasury Nts., 0%-3.375%, 2/15/19-5/15/36 and U.S. Government Agency Mortgages, 1.50%-9.50%, 8/1/18-7/25/48	(5,256,549)	5,000,000	5,001,313

6      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Footnotes to Statement of Investments (Continued)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
INTL FCStone Financial, Inc.	1.35%	12/26/17	1/2/18	$10,000,000	U.S. Government Agency Mortgages, 1.145%- 1.23%, 5/24/19-9/20/19	$(10,203,343)	$10,000,000	$10,002,625
RBC Dominion Securities, Inc.	1.34	12/26/17	1/2/18	2,000,000	U.S. Treasury Bonds, 3.125%-8.875%, 2/15/19- 8/15/44 and U.S. Treasury Nts., 0.125%-2.25%, 1/31/19-8/15/27	(2,040,539)	2,000,000	2,000,528
RBC Dominion Securities, Inc.	1.38	12/29/17	1/2/18	35,200,000	U.S. Government Agency Mortgages, 3.00%- 5.00%, 11/1/32-1/1/47	(35,909,506)	35,200,000	35,205,398
South Street Securities LLC	1.55	12/29/17	1/2/18	50,000,000	U.S. Government Agency Mortgages, 1.44%- 7.00%, 4/1/18-6/1/47	(51,008,784)	50,000,000	50,008,612
TD Securities (USA) LLC	1.40	12/29/17	1/2/18	10,000,000	U.S. Treasury Nts., 0.625%-2.125%, 1/15/24-2/29/24	(10,201,602)	10,000,000	10,001,570
TD Securities (USA) LLC	1.41	12/29/17	1/5/18	7,000,000	U.S. Treasury Nts., 0.625%-2.125%, 6/30/22-1/15/24	(7,141,205)	7,000,000	7,001,182
						$(141,046,052)	$138,100,000	$138,127,625

a. Includes accrued interest.

5. Rate shown is the 7-day yield at period end.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	15,295,885	—	15,295,885

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$15,295,885	$110,266	$—	$—

Glossary:
Definitions
FCPR DLY	Federal Reserve Bank Prime Loan Rate US Daily
FEDL01	US Federal Funds Effective Rate (continuous series)
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

See accompanying Notes to Financial Statements.

7      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $280,959,912)	$280,959,912
Affiliated companies (cost $15,295,885)	15,295,885
Repurchase agreements (cost $138,100,000)	138,100,000
434,355,797
Cash	154,986
Receivables and other assets:
Shares of beneficial interest sold	221,519
Interest	182,574
Other	52,438
Total assets	434,967,314
Liabilities
Payables and other liabilities:
Investments purchased (including $7,031,128 purchased on a when-issued or delayed delivery basis)	8,531,128
Shares of beneficial interest redeemed	598,008
Dividends	135,673
Trustees’ compensation	47,394
Shareholder communications	11,074
Other	39,753
Total liabilities	9,363,030
Net Assets	$425,604,284

Composition of Net Assets
Par value of shares of beneficial interest	$425,579
Additional paid-in capital	425,185,529
Accumulated net investment loss	(6,243)
Accumulated net realized loss on investments	(581)
Net Assets—applicable to 425,578,820 shares of beneficial interest outstanding	$425,604,284

Net Asset Value Per Share, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

8      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Interest	$4,237,438
Dividends from affiliated companies	110,266
Total investment income	4,347,704
Expenses
Management fees	2,196,845
Transfer and shareholder servicing agent fees	488,981
Shareholder communications	38,541
Trustees’ compensation	55,848
Custodian fees and expenses	606
Other	104,376
Total expenses	2,885,197
Less reduction to custodian expenses	(219)
Less waivers and reimbursements of expenses	(440,074)
Net expenses	2,444,904
Net Investment Income	1,902,800
Realized Loss	(366)
Net Increase in Net Assets Resulting from Operations	$1,902,434

See accompanying Notes to Financial Statements.

9      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$1,902,800	$147,995
Net realized loss	(366)	(215)
Net increase in net assets resulting from operations	1,902,434	147,780
Dividends and/or Distributions to Shareholders
Dividends from net investment income	(1,903,588)	(153,515)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions	(116,364,487)	(2,106,660,389)
Net Assets
Total decrease	(116,365,641)	(2,106,666,124)
Beginning of period	541,969,925	2,648,636,049
End of period (including accumulated net investment income (loss) of $(6,243) and $20,133, respectively)	$425,604,284	$541,969,925

See accompanying Notes to Financial Statements.

10      OPPENHEIMER GOVERNMENT MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]
Net realized gain (loss)	(0.00)[2]		(0.00)[2]		0.00	[2]	0.00	[2]	0.00	[2]
Total from investment operations	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[2]		(0.00)[2]		(0.00)[2]		(0.00)[2]		(0.00)[2]
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return, at Net Asset Value[3]	0.39%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$425,604		$541,970		$2,648,636		$515,297		$177,026
Average net assets (in thousands)	$488,532		$1,470,447		$1,144,581		$329,045		$178,263
Ratios to average net assets:[4]
Net investment income	0.39%		0.01%		0.01%		0.01%		0.01%
Total expenses	0.59%	[5]	0.55%	[5]	0.53%	[5]	0.57%	[5]	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%		0.35%		0.19%		0.15%		0.22%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.59%
Year Ended December 31, 2016	0.55%
Year Ended December 31, 2015	0.53%
Year Ended December 31, 2014	0.57%

See accompanying Notes to Financial Statements.

11      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Government Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]
$179,456	$—	$581

1. At period end, the Fund had $581 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$ 581

2. During the reporting period, the Fund did not utilize any capital loss carryforwards.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforwards.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

12      OPPENHEIMER GOVERNMENT MONEY FUND/VA

2. Significant Accounting Policies (Continued)

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income
$25,588	$25,588

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from: Ordinary income	$1,903,588	$153,515

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

13      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Short-Term Notes/Commercial Paper	$—	$18,360,000	$—	$18,360,000
U.S. Government Agencies	—	261,100,258	—	261,100,258
U.S. Government Obligations	—	1,499,654	—	1,499,654
Repurchase Agreement	—	138,100,000	—	138,100,000
Investment Company	15,295,885	—	—	15,295,885

Total Assets	$15,295,885	$419,059,912	$—	$434,355,797

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$7,031,128

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a

14      OPPENHEIMER GOVERNMENT MONEY FUND/VA

5. Market Risk Factors (Continued)

foreign curre.ncy. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold	306,082,431	$306,082,431	1,180,358,383	$1,180,358,383
Dividends and/or distributions reinvested	1,769,951	1,769,951	159,576	159,576
Redeemed	(424,216,869)	(424,216,869)	(3,287,178,348)	(3,287,178,348)

Net decrease	(116,364,487)	$(116,364,487)	(2,106,660,389)	$(2,106,660,389)

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding

15      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. During the reporting period, the Manager waived and/or reimbursed the Fund $427,655.

    This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. At period end, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date

December 31, 2018	$3,773,037
December 31, 2019	2,982,813
December 31, 2020	427,655

The Manager has not recaptured any previously waived and/or reimbursed amounts during the reporting period.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $12,419 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

8. Repurchase Agreements

In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

Counterparty	Repurchase Agreement Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]

Repurchase Agreements
Credit Agricole Corp. & Investment Bank	$5,900,920	$(6,018,938)	$(118,018)
Credit Agricole Corp. & Investment Bank	4,001,185	(4,081,208)	(80,023)
Deutsche Bank Securities, Inc.	5,003,585	(5,103,657)	(100,072)
Deutsche Bank Securities, Inc.	1,000,177	(1,020,180)	(20,003)
Deutsche Bank Securities, Inc.	3,000,530	(3,060,541)	(60,011)
INTL FCStone Financial, Inc.	5,001,313	(5,256,549)	(255,236)
INTL FCStone Financial, Inc.	10,002,625	(10,203,343)	(200,718)
RBC Dominion Securities, Inc.	2,000,528	(2,040,539)	(40,011)
RBC Dominion Securities, Inc.	35,205,398	(35,909,506)	(704,108)
South Street Securities LLC	50,008,612	(51,008,784)	(1,000,172)
TD Securities (USA) LLC	10,001,570	(10,201,602)	(200,032)
TD Securities (USA) LLC	7,001,182	(7,141,205)	(140,023)

	$138,127,625

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from the counterparty in the event of default.

16      OPPENHEIMER GOVERNMENT MONEY FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

    We have audited the accompanying statement of assets and liabilities of Oppenheimer Government Money Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

    These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

    We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

    We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 13, 2018

17      OPPENHEIMER GOVERNMENT MONEY FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

18      OPPENHEIMER GOVERNMENT MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Proctor and Adam Wilde, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other money market taxable category funds. The Board considered that the Fund outperformed its category median during the ten-year period, and performed in line with its performance category median during the one-, three- and five-year periods.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load money market taxable money market-taxable funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, net of waivers, were lower than its peer group median and its category median. The Board also considered that the Fund’s contractual management fee was higher than both its peer group median and its category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board. The Board also considered that the Adviser voluntarily agreed to waive fees to assist the Fund in attempting to maintain a positive yield, although there is no guarantee that the Fund will maintain a positive yield. This voluntary fee waiver may be amended or withdrawn at any time without prior notice to shareholders.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the

19      OPPENHEIMER GOVERNMENT MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

20      OPPENHEIMER GOVERNMENT MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21      OPPENHEIMER GOVERNMENT MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

22      OPPENHEIMER GOVERNMENT MONEY FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999- 2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since May 2011) and a Portfolio Manager of the Sub-Adviser (since July 2013). He served as the head of credit research for the cash strategies team of the Sub-Adviser (from 2011 to 2013), and as an Assistant Vice President and senior research analyst of the Sub-Adviser (from 2008 to 2011). Mr. Wilde served as an intermediate research analyst of the Sub-Adviser (from 2007 to 2008) and served in other analyst roles of the Sub-Adviser (since 2002). Mr. Wilde joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

23      OPPENHEIMER GOVERNMENT MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER GOVERNMENT MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2017
Oppenheimer
Global Strategic Income Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS1: Michael Mata, Krishna Memani, Ruta Ziverte, and Chris Kelly, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/3/93	6.27%	2.59%	4.31%
Service Shares	3/19/01	6.04	2.33	4.03
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	4.01

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION

Corporate Bonds and Notes	40.4%

Investment Companies
Oppenheimer Institutional Government Money Market Fund	2.3
Oppenheimer Master Event-Linked Bond Fund, LLC	2.1
Oppenheimer Master Loan Fund, LLC	13.2
Oppenheimer Ultra-Short Duration Fund	7.4

Mortgage-Backed Obligations
Government Agency	12.1
Non-Agency	9.6

Foreign Government Obligations	7.6

Asset-Backed Securities	3.5

Preferred Stocks	0.7

Short-Term Notes	0.5

Structured Securities	0.3

Common Stocks	0.2

Corporate Loans	0.1

Over-the-Counter Interest Rate Swaptions Purchased	—*

Exchange-Traded Options Purchased	—*

Rights, Warrants and Certificates	—*

Over-the-Counter Options Purchased	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on total market value of investments. For more current Fund holdings, please visit oppen-heimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of investments.

1. Effective January 24, 2018, the Fund’s Portfolio is managed by Hemant Baijal, the lead portfolio manager, Krishna Memani, Ruta Ziverte and Chris Kelly, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments.

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 6.27% during the reporting period, versus the 3.54% return provided by the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

Global economic data continued to improve during the reporting period. The cyclical uptick is encouraging with improvements in global investment, trade, and industrial production. Business and consumer confidence are at cyclical highs in many countries. Growth expectations remain upbeat with certain countries, like Canada, exceeding expectations. Latin America (LatAm) is a different story with growth being more challenged overall with the exception of Brazil. LatAm also faces a number of political challenges over the course of the year with elections in several countries and NAFTA negotiations.

In the U.S., the expansion continues as the economy is nearing the Fed’s dual mandate of full employment and price stability. While inflation surprised to the downside for a few months in a row, the Fed sees it as temporary and is moving forward its balance sheet normalization program. In the Fed’s December meeting, the committee continued to signal the expectation for three hikes in 2018 and three to four hikes in 2019. The Treasury curve sold off dramatically as the markets finally began taking the Fed’s message to heart and anticipated a rising interest rate environment. Despite that, credit and equity markets continue to be well-behaved, focusing on improving issuer fundamentals and the prospective benefits from tax reform.

FUND REVIEW

For the one-year reporting period, the Fund’s strongest absolute results stemmed from its exposure to high yield and emerging market credits.

In high yield, the Fund benefited most from its exposure to the healthcare sector. Being overweight the sector along with good security selection added to outperformance. Credit selection was positive during the period and benefited from our exposure to higher beta hospital operators, which outperformed primarily due to event-driven catalysts. Pharmaceutical credits remained topical and were volatile in the period given frequent headlines on potential drug pricing actions from Washington D.C. One of our pharmaceutical holdings in which we have an overweight position benefited from a turn in sentiment as its new management team delivered on asset sales and actions to mitigate the impact of loss of exclusivity (LOE) and encroachment from generics.

Emerging market credit outperformed U.S. and European markets in 2017. The Fund maintained an overall neutral position, but with a greater tilt toward higher-yielding credits, in particular state-owned oil & gas companies that have been repairing their credit profiles, but offered a significant yield advantage over their government bonds. The main contributors to performance included Brazil and Ukraine.

The largest detractors from performance were driven by a small allocation to catastrophe bonds which were affected by the multiple events that struck North America and the Caribbean.

STRATEGY & OUTLOOK

The outlook for the global economy continues to be positive with synchronized global growth close to 3.5%. Credit fundamentals, outside of some distressed sectors like retail and fixed line telecommunications, continue to improve modestly due to earnings growth and a lack of capital expenditures. Higher commodity prices, driven by rising demand, even in oil, have had a positive effect especially on high yield and emerging market credits. Given our expectation that growth will stabilize around current levels, our outlook remains positive. The passage of a tax deal that reduces corporate taxes to 21% will also be positive for most issuers in our view.

There are some potential headwinds to prospective returns. Valuations are rich relative to historical levels, leaving little cushion for potential negative shocks. That valuations appear somewhat rich at this point in the cycle is not unusual in our view, especially when growth is positive and fundamentals are improving. The new Fed Chairman, Jerome Powell, is expected to continue Chair Yellen’s gradual approach to normalization and has been well received by market participants.

Solid economic fundamentals and positive earnings growth lead us to continue to like spread sectors such as corporate credit and securitized credit, though we have reduced our exposure recently based on valuations and have rotated away from some of the higher beta sectors. We like senior floating rate loans for similar reasons. In addition, we believe loans should outperform other credit sectors if the Fed hikes rates at a more aggressive pace than the market expects. In addition, we continue to look for opportunities to add to our positions in mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) on any widening of spreads. Internationally, we expect strong performance from emerging market local bonds over the next few months as we believe

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

the growth differential continues to favor emerging market assets. From a valuation perspective, we believe real yields remain at high enough levels to absorb further modest monetary tightening in developed markets.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2017. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/17

1-Year	6.27%	5-Year	2.59%	10-Year	4.31%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/17

1-Year	6.04%	5-Year	2.33%	10-Year	4.03%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Non-Service shares	$1,000.00	$1,024.00	$3.83
Service shares	1,000.00	1,021.30	5.11

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.42	3.83
Service shares	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2017

	Principal Amount	Value
Asset-Backed Securities—3.9%
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. D, 5.24%, 2/10/22[1]	$160,000	$ 160,890
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	30,142	30,152
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	135,270	135,664
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	580,000	591,448
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	275,000	280,874
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	510,000	509,669
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	135,000	134,550
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	180,000	179,919
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	510,000	509,622
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	438,000	437,475
AmeriCredit Automobile Receivables Trust:
Series 2013-3, Cl. D, 3.00%, 7/8/19	410,684	411,104
Series 2013-4, Cl. D, 3.31%, 10/8/19	520,000	521,775
Series 2015-2, Cl. D, 3.00%, 6/8/21	505,000	510,169
Series 2017-2, Cl. D, 3.42%, 4/18/23	830,000	839,005
Series 2017-4, Cl. D, 3.08%, 12/18/23	640,000	638,077
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 2.127%
[LIBOR01M+65], 8/16/21[1,2]	280,000	280,972
Series 2016-1, Cl. A1, 1.78%, 6/15/22	870,000	865,187
Series 2016-1, Cl. A2, 2.327%
[LIBOR01M+85], 6/15/22[2]	1,690,000	1,706,296
Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19	185,000	185,522
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	110,000	109,477
Capital One Multi-Asset Execution Trust:
Series 2016-A1, Cl. A1, 1.927%
[LIBOR01M+45], 2/15/22[2]	1,075,000	1,080,288
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	805,000	796,971
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[1]	390,000	395,755
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	54,267	54,203
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	450,000	450,980
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	175,894
Series 2015-3, Cl. D, 3.27%, 3/15/22	610,000	612,135
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	468,503
Series 2016-3, Cl. D, 2.94%, 1/17/23	315,000	311,680
Series 2016-4, Cl. D, 2.91%, 4/17/23	710,000	701,080
Series 2017-1, Cl. D, 3.43%, 7/17/23	630,000	630,359
Series 2017-4, Cl. D, 3.30%, 5/15/24	280,000	278,135
CCG Receivables Trust, Series 2017-1,
Cl. B, 2.75%, 11/14/23[1]	635,000	628,840
Chase Issuance Trust, Series 2014-
A5, Cl. A5, 1.847% [LIBOR01M+37], 4/15/21[2]	675,000	677,664
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	342,904	342,436
Citibank Credit Card Issuance Trust,
Series 2014-A6, Cl. A6, 2.15%, 7/15/21	575,000	575,726
CNH Equipment Trust, Series 2017-C, Cl.
B, 2.54%, 5/15/25	185,000	184,141
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[1]	255,000	259,305
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	192,001	191,719
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	275,000	273,952
CPS Auto Trust:
Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	60,000	60,092
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	470,000	468,453
Credit Acceptance Auto Loan Trust,
Series 2017-3A, Cl. C, 3.48%, 10/15/26[3]	565,000	561,245
CWABS Asset-Backed Certificates
Trust, Series 2005-14, Cl. 1A1, 1.782%
[US0001M+23], 4/25/36[2]	274,210	274,811
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	190,000	188,985

	Principal Amount	Value
Asset-Backed Securities (Continued)
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	$805,000	$800,590
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	1,860,000	1,854,311
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	1,675,000	1,654,913
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	1,030,000	1,046,630
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	1,850,000	1,890,132
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	1,049,334	1,056,140
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	395,000	398,077
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	430,000	441,763
Series 2017-1, Cl. B, 2.36%, 3/15/21	425,000	425,462
Series 2017-2, Cl. B, 2.25%, 6/15/21	275,000	275,173
Series 2017-2, Cl. C, 2.75%, 9/15/23	305,000	305,559
Series 2017-3, Cl. C, 2.80%, 7/15/22	315,000	315,279
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	355,000	357,500
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	565,000	579,500
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	610,000	618,398
DT Auto Owner Trust:
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	1,492,185	1,497,054
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	2,135,000	2,161,273
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	3,020,000	3,059,351
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	915,000	930,584
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	2,530,000	2,586,712
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	17,160	17,165
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	200,000	205,749
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	180,000	179,599
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	440,000	440,022
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	415,000	421,767
Series 2017-2A, Cl. B, 2.44%, 2/15/21[1]	280,000	280,520
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	495,000	498,660
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	460,000	458,759
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	380,000	385,718
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	560,000	558,862
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	390,000	390,318
Element Rail Leasing I LLC,Series 2014-
1A, Cl. A1, 2.299%, 4/19/44[1]	192,645	192,250
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.977% [LIBOR01M+50], 11/16/20[1,2]	1,210,000	1,214,102
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	740,704	747,212
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	115,518	115,952
Series 2017-3A, Cl. A, 2.05%, 12/15/21[1]	382,497	381,980
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	890,000	891,644
Flagship Credit Auto Trust:
Series 2013-2, Cl. D, 6.26%, 2/16/21[1]	165,000	166,248
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	70,000	71,364
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	980,000	1,036,205
GM Financial Automobile Leasing Trust,
Series 2017-3, Cl. C, 2.73%, 9/20/21	320,000	316,990
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.852%
[LIBOR01M+330], 9/27/21[1,2]	205,000	205,344
Series 2017-1, Cl. C, 3.102%
[LIBOR01M+155], 6/27/22[1,2]	160,000	160,980
Series 2017-1, Cl. D, 3.852%
[LIBOR01M+230], 6/27/22[1,2]	185,000	185,099
Nissan Auto Lease Trust, Series 2017-A,
Cl. A3, 1.91%, 4/15/20	630,000	627,919
Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	520,000	521,128
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	405,000	407,859
Series 2014-1, Cl. E, 3.92%, 5/17/21	285,000	287,746
Series 2015-5, Cl. D, 3.65%, 12/15/21	915,000	929,222
Series 2016-2, Cl. D, 3.39%, 4/15/22	300,000	304,591
Series 2017-1, Cl. D, 3.17%, 4/17/23	440,000	442,503
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	1,110,000	1,141,511

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2017-2, Cl. D, 3.49%, 7/17/23	$190,000	$192,038
Series 2017-3, Cl. D, 3.20%, 11/15/23	1,080,000	1,082,000
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	505,000	504,914
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	284,261
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	500,000	498,056
Veros Automobile Receivables Trust,
Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	384,022	383,371
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	520,000	534,157
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	685,000	686,645
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	420,000	419,733
Series 2016-B, Cl. A, 1.44%, 6/15/22	1,010,000	1,007,131
Series 2017-A, Cl. A, 2.12%, 3/15/24	1,125,000	1,120,889
Series 2017-B, Cl. A, 1.98%, 6/15/23	845,000	842,740
Series 2017-C, Cl. A, 2.31%, 8/15/24	1,130,000	1,125,824
Total Asset-Backed Securities (Cost $64,561,552)		64,802,347

Mortgage-Backed Obligations—23.8%
Government Agency—13.3%
FHLMC/FNMA/FHLB/Sponsored—11.2%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	247,800	268,251
5.50%, 9/1/39	323,832	355,187
6.00%, 5/1/18-11/1/21	42,385	47,383
6.50%, 3/1/18-8/1/32	226,464	250,892
7.00%, 10/1/31-10/1/37	49,901	55,335
7.50%, 1/1/32	243,724	289,375
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 96.966%, 2/1/28[4]	5,526	1,034
Series 205,Cl. IO, 46.898%, 9/1/29[4]	30,787	6,574
Series 243,Cl. 6, 1.584%, 12/15/32[4]	69,033	11,840
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	217,645	234,771
Series 151,Cl. F, 9.00%, 5/15/21	2,123	2,224
Series 1674,Cl. Z, 6.75%, 2/15/24	107,208	115,509
Series 1897,Cl. K, 7.00%, 9/15/26	409,122	452,801
Series 2043,Cl. ZP, 6.50%, 4/15/28	162,740	182,090
Series 2106,Cl. FG, 1.927%
[LIBOR01M+45], 12/15/28[2]	280,397	281,168
Series 2122,Cl. F, 1.927%
[LIBOR01M+45], 2/15/29[2]	7,197	7,232
Series 2148,Cl. ZA, 6.00%, 4/15/29	157,281	173,172
Series 2195,Cl. LH, 6.50%, 10/15/29	115,193	128,022
Series 2326,Cl. ZP, 6.50%, 6/15/31	15,264	16,754
Series 2344,Cl. FP, 2.427%
[LIBOR01M+95], 8/15/31[2]	73,203	75,230
Series 2368,Cl. PR, 6.50%, 10/15/31	51,150	57,484
Series 2412,Cl. GF, 2.427%
[LIBOR01M+95], 2/15/32[2]	93,352	95,981
Series 2449,Cl. FL, 2.027%
[LIBOR01M+55], 1/15/32[2]	79,483	80,633
Series 2451,Cl. FD, 2.477%
[LIBOR01M+100], 3/15/32[2]	39,551	40,726
Series 2461,Cl. PZ, 6.50%, 6/15/32	188,429	208,330
Series 2464,Cl. FI, 2.477%
[LIBOR01M+100], 2/15/32[2]	35,413	36,264
Series 2470,Cl. AF, 2.477%
[LIBOR01M+100], 3/15/32[2]	67,860	69,875
Series 2470,Cl. LF, 2.477%
[LIBOR01M+100], 2/15/32[2]	36,240	37,111
Series 2477,Cl. FZ, 2.027%
[LIBOR01M+55], 6/15/31[2]	149,492	150,431

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2517,Cl. GF, 2.477%
[LIBOR01M+100], 2/15/32[2]	$31,509	$32,266
Series 2635,Cl. AG, 3.50%, 5/15/32	48,856	49,668
Series 2668,Cl. AZ, 4.00%, 9/15/18	3,537	3,545
Series 2676,Cl. KY, 5.00%, 9/15/23	499,213	525,041
Series 2707,Cl. QE, 4.50%, 11/15/18	19,325	19,433
Series 2770,Cl. TW, 4.50%, 3/15/19	3,254	3,287
Series 3025,Cl. SJ, 19.334% [(3.667) x
LIBOR01M+2,475], 8/15/35[2]	88,000	128,085
Series 3741,Cl. PA, 2.15%, 2/15/35	138,357	138,337
Series 3815,Cl. BD, 3.00%, 10/15/20	2,234	2,240
Series 3840,Cl. CA, 2.00%, 9/15/18	1,736	1,733
Series 3848,Cl. WL, 4.00%, 4/15/40	134,322	137,145
Series 3857,Cl. GL, 3.00%, 5/15/40	6,028	6,091
Series 3917,Cl. BA, 4.00%, 6/15/38	68,723	69,820
Series 4221,Cl. HJ, 1.50%, 7/15/23	184,210	181,531
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[4]	8,055	1,063
Series 2079,Cl. S, 99.999%, 7/17/28[4]	14,214	1,895
Series 2136,Cl. SG, 36.282%, 3/15/29[4]	406,159	62,064
Series 2399,Cl. SG, 99.999%, 12/15/26[4]	221,321	31,552
Series 2437,Cl. SB, 45.696%, 4/15/32[4]	701,656	117,935
Series 2526,Cl. SE, 54.82%, 6/15/29[4]	14,507	2,536
Series 2682,Cl. TQ, 99.999%, 10/15/33[4]	145,821	25,038
Series 2795,Cl. SH, 87.378%, 3/15/24[4]	279,917	23,807
Series 2920,Cl. S, 43.922%, 1/15/35[4]	155,291	24,127
Series 2922,Cl. SE, 12.635%, 2/15/35[4]	27,194	4,492
Series 2981,Cl. AS, 7.464%, 5/15/35[4]	256,795	34,406
Series 2981,Cl. BS, 99.999%, 5/15/35[4]	310,686	46,259
Series 3397,Cl. GS, 0.00%, 12/15/37[4,5]	100,536	16,242
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	36,898	3,358
Series 3450,Cl. BI, 16.463%, 5/15/38[4]	172,268	25,598
Series 3606,Cl. SN, 15.88%, 12/15/39[4]	53,242	8,086
Series 3659,Cl. IE, 0.00%, 3/15/19[4,5]	49,932	891
Series 3685,Cl. EI, 0.00%, 3/15/19[4,5]	7,697	73
Federal National Mortgage Assn.:
2.50%, 1/1/33[6]	5,925,000	5,918,945
3.00%, 1/1/33[6]	20,785,000	21,177,382
3.50%, 1/1/48[6]	31,205,000	32,059,334
4.00%, 1/1/48[6]	21,250,000	22,235,535
4.50%, 1/1/48[6]	83,560,000	88,912,540
5.00%, 1/1/48[6]	3,320,000	3,569,519
Federal National Mortgage Assn. Pool:
5.00%, 2/1/18-7/1/33	312,599	336,448
5.50%, 4/1/21-5/1/36	165,494	180,965
6.00%, 1/1/19	4	4
6.50%, 12/1/29-1/1/34	467,071	527,909
7.00%, 1/1/30-6/1/34	586,242	675,212
7.50%, 2/1/27-3/1/33	779,065	909,867
8.50%, 7/1/32	1,363	1,459
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 99.999%, 3/25/23[4]	78,270	10,150
Series 221,Cl. 2, 99.999%, 5/25/23[4]	9,297	1,331
Series 254,Cl. 2, 99.999%, 1/25/24[4]	161,637	24,447
Series 301,Cl. 2, 11.612%, 4/25/29[4]	31,790	6,932
Series 313,Cl. 2, 99.999%, 6/25/31[4]	315,833	68,561
Series 319,Cl. 2, 0.519%, 2/25/32[4]	152,980	34,605
Series 321,Cl. 2, 15.295%, 4/25/32[4]	45,186	10,725
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	47,199	10,775
Series 328,Cl. 2, 0.00%, 12/25/32[4,5]	91,217	20,908
Series 331,Cl. 5, 2.642%, 2/25/33[4]	177,148	32,959
Series 332,Cl. 2, 0.00%, 3/25/33[4,5]	736,986	170,611
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	141,808	30,881
Series 339,Cl. 15, 2.544%, 10/25/33[4]	421,437	96,769
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	131,512	27,328

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	$80,070	$17,353
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	144,978	28,867
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	102,859	21,225
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	50,628	11,070
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	67,925	15,064
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	99,135	109,689
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	84,872	94,370
Series 2002-29,Cl. F, 2.552%
[LIBOR01M+100], 4/25/32[2]	40,083	41,078
Series 2002-64,Cl. FJ, 2.552%
[LIBOR01M+100], 4/25/32[2]	12,343	12,649
Series 2002-68,Cl. FH, 1.991%
[LIBOR01M+50], 10/18/32[2]	27,852	27,984
Series 2002-84,Cl. FB, 2.552%
[LIBOR01M+100], 12/25/32[2]	174,250	178,377
Series 2002-90,Cl. FH, 2.052%
[LIBOR01M+50], 9/25/32[2]	97,493	97,896
Series 2003-100,Cl. PA, 5.00%,
10/25/18	18,476	18,556
Series 2003-11,Cl. FA, 2.552%
[LIBOR01M+100], 9/25/32[2]	174,254	178,381
Series 2003-112,Cl. AN, 4.00%,
11/25/18	7,846	7,884
Series 2003-116,Cl. FA, 1.952%
[LIBOR01M+40], 11/25/33[2]	18,458	18,479
Series 2003-84,Cl. GE, 4.50%, 9/25/18	2,876	2,890
Series 2004-25,Cl. PC, 5.50%, 1/25/34	15,297	15,496
Series 2005-109,Cl. AH, 5.50%,
12/25/25	670,552	707,576
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	619,756
Series 2005-71,Cl. DB, 4.50%, 8/25/25	98,399	101,723
Series 2006-11,Cl. PS, 18.876% [(3.667)
x LIBOR01M+2,456.67], 3/25/36[2]	84,757	132,352
Series 2006-46,Cl. SW, 18.508%
[(3.667) x LIBOR01M+2,419.92], 6/25/36[2]	126,953	189,151
Series 2008-75,Cl. DB, 4.50%, 9/25/23	12,841	12,909
Series 2009-113,Cl. DB, 3.00%,
12/25/20	38,593	38,724
Series 2009-36,Cl. FA, 2.492%
[LIBOR01M+94], 6/25/37[2]	25,017	25,576
Series 2009-70,Cl. TL, 4.00%, 8/25/19	29,559	29,623
Series 2010-43,Cl. KG, 3.00%, 1/25/21	29,055	29,188
Series 2011-122,Cl. EC, 1.50%, 1/25/20	25,953	25,816
Series 2011-15,Cl. DA, 4.00%, 3/25/41	65,625	66,832
Series 2011-3,Cl. EL, 3.00%, 5/25/20	65,736	65,879
Series 2011-3,Cl. KA, 5.00%, 4/25/40	155,373	164,442
Series 2011-38,Cl. AH, 2.75%, 5/25/20	1,707	1,707
Series 2011-6,Cl. BA, 2.75%, 6/25/20	29,995	30,172
Series 2011-82,Cl. AD, 4.00%, 8/25/26	64,917	65,469
Series 2012-20,Cl. FD, 1.952%
[LIBOR01M+40], 3/25/42[2]	211,918	212,107
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 35.823%,
11/18/31[4]	45,412	8,751
Series 2001-63,Cl. SD, 58.797%,
12/18/31[4]	11,763	2,086
Series 2001-68,Cl. SC, 41.415%,
11/25/31[4]	8,307	1,468
Series 2001-81,Cl. S, 46.829%, 1/25/32[4]	9,382	1,754
Series 2002-28,Cl. SA, 26.322%,
4/25/32[4]	6,871	1,280
Series 2002-38,Cl. SO, 57.135%,
4/25/32[4]	47,035	8,281

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-48,Cl. S, 45.949%, 7/25/32[4]	$10,710	$2,097
Series 2002-52,Cl. SL, 35.38%, 9/25/32[4]	6,904	1,332
Series 2002-56,Cl. SN, 46.964%, 7/25/32[4]	14,716	2,882
Series 2002-77,Cl. IS, 55.311%, 12/18/32[4]	80,134	16,962
Series 2002-77,Cl. SH, 41.331%, 12/18/32[4]	14,032	2,685
Series 2002-9,Cl. MS, 35.608%, 3/25/32[4]	12,786	2,359
Series 2003-13,Cl. IO, 39.96%, 3/25/33[4]	141,439	34,094
Series 2003-26,Cl. DI, 36.238%, 4/25/33[4]	107,068	24,740
Series 2003-33,Cl. SP, 31.148%, 5/25/33[4]	77,735	17,223
Series 2003-4,Cl. S, 20.378%, 2/25/33[4]	21,920	4,757
Series 2004-56,Cl. SE, 2.324%, 10/25/33[4]	364,722	71,974
Series 2005-12,Cl. SC, 33.82%, 3/25/35[4]	12,777	1,807
Series 2005-14,Cl. SE, 52.435%, 3/25/35[4]	451,576	62,708
Series 2005-40,Cl. SA, 54.139%, 5/25/35[4]	398,521	54,878
Series 2005-40,Cl. SB, 99.999%, 5/25/35[4]	637,485	77,827
Series 2005-52,Cl. JH, 35.919%, 5/25/35[4]	239,270	34,235
Series 2005-63,Cl. SA, 34.807%, 10/25/31[4]	21,639	3,434
Series 2006-90,Cl. SX, 99.999%, 9/25/36[4]	434,354	68,021
Series 2007-88,Cl. XI, 0.00%, 6/25/37[4,5]	423,314	67,988
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	28,301	2,701
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	2,384	97
Series 2010-95,Cl. DI, 16.084%, 11/25/20[4]	99,508	2,721
Series 2011-96,Cl. SA, 5.451%, 10/25/41[4]	183,851	27,815
Series 2012-134,Cl. SA, 5.157%, 12/25/42[4]	559,799	110,864
Series 2012-40,Cl. PI, 6.568%, 4/25/41[4]	935,712	139,627
		186,787,182

GNMA/Guaranteed—2.1%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	51,075	55,566
8.00%, 5/15/26	8,594	8,639
Government National Mortgage Assn. II Pool:
2.25% [H15T1Y+150], 11/20/25[2]	2,345	2,420
3.50%, 1/1/48[6]	11,310,000	11,701,079
4.00%, 1/1/48[6]	23,015,000	24,006,443
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 44.476%, 4/16/37[4]	221,957	37,423
Series 2011-52,Cl. HS, 23.213%, 4/16/41[4]	372,220	51,988
		35,863,558

Non-Agency—10.5%
Commercial—3.9%
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 3.41%
[H15T1Y+210], 9/26/35[1,2]	68,674	68,997
Series 2012-RR6,Cl. RR6, 2.054%, 11/26/36[1]	98,148	97,595

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial (Continued)
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[7]	$365,000	$374,085
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	530,000	547,932
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- CD6, Cl. XA, 12.227%, 11/13/50[4]	2,328,401	155,694
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.448%, 1/25/36[7]	14,124	13,798
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	309,169	310,955
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	270,000	278,565
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 0.00%, 10/12/50[4,5]	6,159,919	487,693
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	59,056	58,934
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	123,296	124,061
Series 2013-CR13,Cl. ASB, 3.706%, 11/12/46	510,000	529,109
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	960,000	965,976
Series 2013-CR7,Cl. D, 4.28%, 3/10/46[1,7]	3,270,000	2,609,265
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	180,000	184,919
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	25,000	26,168
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	455,000	480,304
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,600,000	1,672,193
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	305,000	308,126
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,100,000	1,134,043
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	2,663,620	164,718
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.513%, 6/25/36[7]	53,509	49,029
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	600,000	605,833
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 1.721% [US0001M+22], 7/22/36[1,2]	5,060,144	4,810,852
Federal National Mortgage Assn., Stripped
Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	3	1
FREMF Mortgage Trust:
Series 2011-K702,Cl. B, 4.774%, 4/25/44[1,7]	145,000	145,042
Series 2012-K20,Cl. C, 3.87%, 5/25/45[1,7]	4,165,000	4,170,815
Series 2013-K25,Cl. C, 3.619%, 11/25/45[1,7]	135,000	133,113
Series 2013-K26,Cl. C, 3.598%, 12/25/45[1,7]	95,000	93,753
Series 2013-K27,Cl. C, 3.495%, 1/25/46[1,7]	1,460,000	1,433,198
Series 2013-K28,Cl. C, 3.49%, 6/25/46[1,7]	2,330,000	2,285,514

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K29,Cl. C, 3.481%, 5/25/46[1,7]	$2,300,000	$2,254,834
Series 2013-K712,Cl. C, 3.362%, 5/25/45[1,7]	265,000	265,496
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,7]	535,000	533,318
Series 2014-K41,Cl. B, 3.832%, 11/25/47[1,7]	2,365,000	2,421,946
Series 2014-K714,Cl. C, 3.849%, 1/25/47[1,7]	400,000	401,212
Series 2015-K44,Cl. B, 3.684%, 1/25/48[1,7]	2,310,000	2,344,019
Series 2015-K45,Cl. B, 3.591%, 4/25/48[1,7]	4,646,000	4,650,453
Series 2015-K721,Cl. B, 3.565%, 11/25/47[1,7]	1,380,000	1,397,180
Series 2017-K62,Cl. B, 3.875%, 1/25/50[1,7]	2,050,000	2,073,227
Series 2017-K724,Cl. B, 3.487%, 11/25/23[1,7]	1,535,000	1,533,905
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	395,000	398,478
GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	95,000	95,310
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	160,000	171,889
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	235,000	243,322
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	60,000	59,863
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	855,000	863,336
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	820,000	877,006
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	110,000	110,787
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	140,000	140,197
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	630,000	657,773
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	600,000	596,043
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.629%, 7/25/35[7]	62,096	63,784
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.387%, 7/26/36[1,7]	2,959,943	2,838,868
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	200,000	207,455
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	295,000	301,461
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	110,000	113,559
Series 2014-C24,Cl. B, 4.116%, 11/15/47[7]	680,000	697,203
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,720,000	1,801,074
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,515,000	1,561,797
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C4, Cl. AS, 3.385%, 12/15/49	610,000	608,566
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	285,000	285,484
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	570,000	576,830
Series 2014-C14,Cl. B, 4.633%, 2/15/47[7]	240,000	254,556

10        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust: (Continued)
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	$1,020,000	$995,923
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.107%, 12/15/50[4]	2,025,000	125,058
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.968%, 11/26/36[1,7]	10,444	10,429
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.149%, 6/26/46[1,7]	102,480	102,635
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.399%, 8/25/34[7]	2,623,703	2,639,570
UBS Commercial Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through Certificates,
Series 2017-C5, Cl. XA, 11.683%, 11/15/50[4]	3,837,922	277,607
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Cl. E, 4.894%, 5/10/63[1,7]	930,000	784,065
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[7]	780,000	812,780
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	910,000	956,486
Wells Fargo Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-Through
Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[4,5]	2,810,000	202,563
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.825%, 6/15/45[1,7]	180,000	147,193
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	640,000	651,869
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	511,046
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	120,000	123,382
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[7]	395,000	416,981
WF-RBS Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-Through
Certificates, Series 2011-C3, Cl. XA, 32.923%, 3/15/44[1,4]	3,747,677	115,837
		64,593,935

Residential—6.6%
Banc of America Funding Trust, Series 2014-
R7, Cl. 3A1, 3.544%, 3/26/36[1,7,9]	51,600	51,559
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.26%
[H15T1Y+245], 3/25/35[2]	91,067	92,267
Series 2006-1,Cl. A1, 3.67%
[H15T1Y+225], 2/25/36[2]	51,946	52,176
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	604,291	603,006
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	557,859	560,043
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 3.489%, 5/25/35[7]	741,022	745,907
Series 2006-AR1,Cl. 1A1, 3.21%
[H15T1Y+240], 10/25/35[2]	217,594	219,170
Series 2009-8,Cl. 7A2, 3.544%, 3/25/36[1,7]	9,549,770	9,538,684
Series 2012-8,Cl. 1A1, 3.51%, 10/25/35[1,7]	106,200	106,738
Series 2014-8,Cl. 1A2, 1.791%
[US0001M+29], 7/20/36[1,2]	3,400,000	3,173,031
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.502%
[US0001M+95], 5/25/24[2]	341,296	342,523

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2014-C03,Cl. 1M2, 4.552%
[US0001M+300], 7/25/24[2]	$937,242	$1,002,357
Series 2015-C03,Cl. 1M2, 6.552%
[US0001M+500], 7/25/25[2]	1,254,857	1,416,947
Series 2016-C03,Cl. 1M1, 3.552%
[US0001M+200], 10/25/28[2]	69,890	71,015
Series 2016-C06,Cl. 1M2, 5.802%
[US0001M+425], 4/25/29[2]	4,295,000	4,890,820
Series 2016-C07,Cl. 2M1, 2.852%
[US0001M+130], 5/25/29[2]	512,845	516,122
Series 2016-C07,Cl. 2M2, 5.902%
[US0001M+435], 5/25/29[2]	4,705,000	5,221,424
Series 2017-C01,Cl. 1M2, 5.102%
[US0001M+355], 7/25/29[2]	4,140,000	4,503,698
Series 2017-C02,Cl. 2M1, 2.702%
[US0001M+115], 9/25/29[2]	873,234	881,293
Series 2017-C02,Cl. 2M2, 5.202%
[US0001M+365], 9/25/29[2]	2,280,000	2,469,593
Series 2017-C03,Cl. 1M1, 2.502%
[US0001M+95], 10/25/29[2]	837,685	844,485
Series 2017-C04,Cl. 2M2, 4.402%
[US0001M+285], 11/25/29[2]	4,190,000	4,360,641
Series 2017-C06,Cl. 1M1, 2.302%
[US0001M+75], 2/25/30[2]	333,950	335,150
Series 2017-C07,Cl. 1M1, 2.202%
[US0001M+65], 5/25/30[2]	596,454	597,495
Series 2017-C07,Cl. 1M2, 3.952%
[US0001M+240], 5/25/30[2]	580,000	595,882
CWHEQ Revolving Home Equity
Loan Trust: Series 2005-G,Cl. 2A, 1.707%
[US0001M+23], 12/15/35[2]	32,174	29,147
Series 2006-H,Cl. 2A1A, 1.627%
[US0001M+15], 11/15/36[2]	23,132	17,468
GSR Mortgage Loan Trust, Series
2005-AR4, Cl. 6A1, 3.522%, 7/25/35[7]	15,060	15,171
Home Equity Mortgage Trust, Series 2005-1,
Cl. M6, 5.863%, 6/25/35[7]	105,749	106,953
HomeBanc Mortgage Trust, Series
2005-3, Cl. A2, 1.862% [US0001M+31], 7/25/35[2]	21,654	21,647
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.652% [US0001M+10], 8/25/36[2]	886,635	479,646
RALI Trust:
Series 2005-QA4,Cl. A32, 3.874%, 4/25/35[7]	2,289	19
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	14,187	12,669
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	1,980,504	1,869,471
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 5.802%
[US0001M+425], 11/25/23[2]	990,000	1,102,201
Series 2014-DN1,Cl. M3, 6.052%
[US0001M+450], 2/25/24[2]	815,000	952,795
Series 2014-DN2,Cl. M3, 5.152%
[US0001M+360], 4/25/24[2]	840,000	937,810
Series 2014-DN4,Cl. M3, 6.102%
[US0001M+455], 10/25/24[2]	4,406,992	4,866,973
Series 2014-HQ2,Cl. M2, 3.752%
[US0001M+220], 9/25/24[2]	238,498	246,138
Series 2014-HQ2,Cl. M3, 5.302%
[US0001M+375], 9/25/24[2]	6,345,000	7,258,189
Series 2015-HQA2,Cl. M2, 4.352%
[US0001M+280], 5/25/28[2]	407,156	421,089
Series 2016-DNA1,Cl. M2, 4.452%
[US0001M+290], 7/25/28[2]	405,000	417,435
Series 2016-DNA2,Cl. M3, 6.202%
[US0001M+465], 10/25/28[2]	3,674,000	4,222,988

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2016-DNA3,Cl. M1, 2.652%
[US0001M+110], 12/25/28[2]		$253,560	$ 253,948
Series 2016-DNA3,Cl. M3, 6.552%
[US0001M+500], 12/25/28[2]		3,845,000	4,483,262
Series 2016-DNA4,Cl. M1, 2.352%
[US0001M+80], 3/25/29[2]		260,232	260,762
Series 2016-DNA4,Cl. M3, 5.352%
[US0001M+380], 3/25/29[2]		5,570,000	6,224,024
Series 2016-HQA2,Cl. M1, 2.752%
[US0001M+120], 11/25/28[2]		103,269	103,387
Series 2016-HQA3,Cl. M1, 2.352%
[US0001M+80], 3/25/29[2]		1,094,349	1,096,378
Series 2016-HQA3,Cl. M3, 5.402%
[US0001M+385], 3/25/29[2]		5,500,000	6,132,497
Series 2016-HQA4,Cl. M1, 2.352%
[US0001M+80], 4/25/29[2]		722,810	724,278
Series 2016-HQA4,Cl. M3, 5.452%
[US0001M+390], 4/25/29[2]		4,580,000	5,100,546
Series 2017-DNA1,Cl. M2, 4.802%
[US0001M+325], 7/25/29[2]		4,400,000	4,720,917
Series 2017-DNA2,Cl. M2, 5.002%
[US0001M+345], 10/25/29[2]		410,000	446,552
Series 2017-DNA3,Cl. M2, 4.052%
[US0001M+250], 3/25/30[2]		420,000	435,521
Series 2017-HQA1,Cl. M1, 2.752%
[US0001M+120], 8/25/29[2]		899,160	908,926
Series 2017-HQA1,Cl. M2, 5.102%
[US0001M+355], 8/25/29[2]		4,870,000	5,262,155
Series 2017-HQA3,Cl. M1, 2.102%
[US0001M+55], 4/25/30[2]		589,995	590,087
Series 2017-HQA3,Cl. M2, 3.902%
[US0001M+235], 4/25/30[2]		995,000	1,019,749
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.453%, 10/25/33[7]		70,144	71,065
Series 2005-AR16,Cl. 1A1, 3.363%, 12/25/35[7]		9,643	9,437
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 3.252%, 2/25/35[7]		1,029,281	1,052,258
Series 2005-AR15,Cl. 1A2, 3.561%, 9/25/35[7]		159,718	155,211
Series 2005-AR15,Cl. 1A6, 3.561%, 9/25/35[7]		1,933,503	1,865,377
Series 2005-AR4,Cl. 2A2, 3.422%, 4/25/35[7]		9,165	9,224
Series 2006-AR10,Cl. 1A1, 3.354%, 7/25/36[7]		183,079	178,835
Series 2006-AR10,Cl. 5A5, 3.387%,
7/25/36[7]		335,107	338,824
Series 2006-AR2,Cl. 2A3, 3.544%, 3/25/36[7]		1,619,982	1,637,185
Series 2006-AR7,Cl. 2A4, 3.336%, 5/25/36[7]		870,724	864,477
Series 2006-AR8,Cl. 2A1, 3.568%, 4/25/36[7]		647,205	655,904
			110,770,621
Total Mortgage-Backed Obligations (Cost $388,066,469)			398,015,296

Foreign Government Obligations—8.4%
Angola—0.0%
Republic of Angola, 9.50% Sr. Unsec.
Nts., 11/12/25[1]		755,000	872,962

Argentina—0.4%
Argentine Republic:
5.375% Sr. Unsec. Nts., 1/20/23[1]	EUR	450,000	574,278
6.50% Sr. Unsec. Nts., 2/15/23[1]		595,000	640,696

		Principal Amount	Value
Argentina (Continued)
Argentine Republic: (Continued)
6.875% Sr. Unsec. Nts., 1/26/27		$1,650,000	$ 1,805,100
7.50% Sr. Unsec. Nts., 4/22/26		645,000	731,204
7.875% Sr. Unsec. Nts., 6/15/27[1]		915,000	1,017,773
9.125% Sr. Unsec. Nts., 3/16/24[1]		485,000	568,662
16.00% Bonds, 10/17/23	ARS	9,285,000	499,133
18.20% Unsec. Nts., 10/3/21	ARS	9,285,000	510,737
			6,347,583

Bahamas—0.0%
Commonwealth of the Bahamas, 6.00%
Sr. Unsec. Nts., 11/21/28[1]		505,000	527,725

Belarus—0.0%
Republic of Belarus, 6.875% Sr. Unsec.
Nts., 2/28/23[1]		540,000	582,925

Brazil—0.7%
Federative Republic of Brazil:
4.625% Sr. Unsec. Nts., 1/13/28		1,335,000	1,342,676
10.00% Unsec. Nts., 1/1/19	BRL	26,900,000	8,345,330
17.546% Unsec. Nts., 5/15/55[13]	BRL	1,735,000	1,731,761
			11,419,767

Chile—0.3%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	2,568,500,000	4,276,604

Colombia—0.3%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		485,000	503,551
6.125% Sr. Unsec. Nts., 1/18/41		1,915,000	2,317,150
Series B, 10.00% Bonds, 7/24/24	COP	5,146,000,000	2,083,228
			4,903,929

Croatia—0.1%
Republic of Croatia, 3.875% Sr. Unsec.
Nts., 5/30/22	EUR	1,430,000	1,922,730

Dominican Republic—0.2%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		2,130,000	2,305,725
6.85% Sr. Unsec. Nts., 1/27/45[1]		1,055,000	1,189,523
			3,495,248

Ecuador—0.1%
Republic of Ecuador:
9.65% Sr. Unsec. Nts., 12/13/26[1]		325,000	374,156
10.75% Sr. Unsec. Nts., 3/28/22[1]		744,000	871,410
			1,245,566

Egypt—0.2%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[1]		1,065,000	1,116,306
8.50% Sr. Unsec. Nts., 1/31/47[1]		1,600,000	1,841,136
			2,957,442

Gabon—0.1%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		965,000	982,414

Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		540,000	578,934
8.75% Sr. Unsec. Nts., 12/16/20[1]		455,000	511,511
			1,090,445

Hungary—0.2%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		1,150,000	1,317,409
Series 25/B, 5.50% Bonds, 6/24/25	HUF	439,000,000	2,144,419
			3,461,828

India—0.3%
Republic of India, 8.20% Sr. Unsec. Nts., 9/24/25	INR	270,600,000	4,408,926

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Indonesia—0.9%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		$ 575,000	$ 608,724
4.55% Sr. Unsec. Nts., 3/29/26[1]		965,000	1,021,491
Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[1]	EUR	440,000	597,538
3.75% Sr. Unsec. Nts., 6/14/28[1]	EUR	485,000	672,245
3.85% Sr. Unsec. Nts., 7/18/27[1]		1,075,000	1,104,611
4.125% Sr. Unsec. Nts., 1/15/25[1]		540,000	561,962
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	33,505,000,000	2,661,402
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	69,095,000,000	5,770,770
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	20,480,000,000	1,600,488
			14,599,231
Iraq—0.1%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		540,000	522,481
6.752% Sr. Unsec. Nts., 3/9/23[1]		1,075,000	1,101,918
			1,624,399
Ivory Coast—0.2%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[1]	EUR	1,105,000	1,450,564
5.75% Sr. Unsec. Nts., 12/31/32[7]		727,610	725,419
6.125% Sr. Unsec. Nts., 6/15/33[1]		1,290,000	1,319,622
			3,495,605
Jamaica—0.1%
Commonwealth of Jamaica:
7.875% Sr. Unsec. Nts., 7/28/45		1,075,000	1,311,500
8.00% Sr. Unsec. Nts., 3/15/39		430,000	528,668
			1,840,168
Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[1]		1,035,000	1,116,103
Malaysia—0.2%
Malaysia, 5.734% Sr. Unsec. Nts., 7/30/19	MYR	13,203,000	3,397,879
Mexico—0.1%
United Mexican States, Series M, 5.75%
Bonds, 3/5/26	MXN	54,445,000	2,450,433
Mongolia—0.1%
Mongolia, 5.625% Sr. Unsec. Nts., 5/1/23[1]		1,480,000	1,496,924
Nigeria—0.1%
Federal Republic of Nigeria, 7.625% Sr.
Unsec. Nts., 11/28/47[1]		1,075,000	1,156,414
Peru—0.2%
Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]	PEN	5,345,000	1,780,314
6.15% Sr. Unsec. Nts., 8/12/32[1]	PEN	4,370,000	1,440,383
			3,220,697
Poland—0.3%
Republic of Poland:
Series 0422, 2.25% Bonds, 4/25/22	PLN	13,800,000	3,932,953
Series 0727, 2.50% Bonds, 7/25/27	PLN	6,650,000	1,788,933
			5,721,886
Romania—0.3%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[1]	EUR	1,075,000	1,328,858
3.875% Sr. Unsec. Nts., 10/29/35[1]	EUR	345,000	456,621
Series 10YR, 5.95% Bonds, 6/11/21	RON	9,460,000	2,623,151
			4,408,630

		Principal Amount	Value
Russia—0.5%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	169,585,000	$ 3,028,251
Series 6211, 7.00% Bonds, 1/25/23	RUB	96,250,000	1,670,950
Series 6217, 7.50% Bonds, 8/18/21	RUB	225,230,000	3,980,816
			8,680,017
Senegal—0.1%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[1]		540,000	584,747
6.25% Unsec. Nts., 5/23/33[1]		535,000	566,274
			1,151,021
Serbia—0.1%
Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[1]		2,215,000	2,279,696
South Africa—0.5%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	22,500,000	1,807,862
Series R186, 10.50% Bonds, 12/21/26	ZAR	65,975,000	5,959,223
			7,767,085
Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[1]		1,105,000	1,167,068
6.00% Sr. Unsec. Nts., 1/14/19[1]		1,515,000	1,554,245
6.20% Sr. Unsec. Nts., 5/11/27[1]		430,000	454,819
6.25% Sr. Unsec. Nts., 10/4/20[1]		495,000	522,571
6.85% Sr. Unsec. Nts., 11/3/25[1]		205,000	226,677
			3,925,380
Thailand—0.1%
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	65,400,000	2,017,081
Turkey—0.3%
Republic of Turkey:
8.80% Bonds, 11/14/18	TRY	10,570,000	2,690,951
10.60% Bonds, 2/11/26	TRY	5,000,000	1,210,141
11.00% Bonds, 2/24/27	TRY	4,000,000	1,011,750
			4,912,842
Ukraine—0.7%
Ukraine:
7.375% Sr. Unsec. Nts., 9/25/32[1]		2,985,000	2,940,356
7.75% Sr. Unsec. Nts., 9/1/20		1,060,000	1,125,571
7.75% Sr. Unsec. Nts., 9/1/22		1,070,000	1,140,426
7.75% Sr. Unsec. Nts., 9/1/23		2,425,000	2,580,321
7.75% Sr. Unsec. Nts., 9/1/24		1,620,000	1,708,938
7.75% Sr. Unsec. Nts., 9/1/25		1,075,000	1,124,028
7.75% Sr. Unsec. Nts., 9/1/27		1,610,000	1,666,588
			12,286,228
Uruguay—0.2%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		3,135,000	3,487,688
9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	13,555,000	500,050
			3,987,738
Total Foreign Government Obligations (Cost $133,480,637)			140,031,551

Corporate Loans—0.1%
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.083% [LIBOR4+675], 1/30/19[2]		800,000	602,332
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.50% [LIBOR4+725], 4/16/20[2]		264,292	233,568
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.492% [LIBOR12+325], 10/25/20[2]		1,054,948	864,403

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.50% [LIBOR12+400], 3/29/21[2]	$ 309,217	$ 291,374
Total Corporate Loans (Cost $2,068,589)		1,991,677

Corporate Bonds and Notes—44.4%
Consumer Discretionary—7.9%
Auto Components—0.3%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25[1]	1,325,000	1,397,875
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[1]	250,000	258,750
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	1,245,000	1,352,381
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	665,000	688,175
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	570,000	613,434
Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27	553,000	554,427
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	495,000	508,613
		5,373,655

Automobiles—0.5%
Daimler Finance North America LLC: 2.20% Sr. Unsec. Nts., 5/5/20[1]	785,000	780,760
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	485,000	733,416
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	608,000	604,714
3.664% Sr. Unsec. Nts., 9/8/24	606,000	614,583
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	235,000	279,097
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	823,000	823,110
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	258,000	281,134
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	944,000	926,390
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	1,600,000	1,584,000
Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[1]	586,000	581,345
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	913,000	912,756
ZF North America Capital, Inc., 4.75%
Sr. Unsec. Nts., 4/29/25[1]	381,000	404,812
		8,526,117
Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	1,442,000	1,481,655
Diversified Consumer Services—0.2%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	735,000	613,725
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	2,866,000	2,915,066
		3,528,791

Hotels, Restaurants & Leisure—1.8%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	785,000	785,000
5.00% Sec. Nts., 10/15/25[1]	1,335,000	1,351,688
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	745,000	758,037
5.00% Sr. Unsec. Nts., 4/1/25[1]	463,000	490,224
Boyd Gaming Corp., 6.375% Sr.
Unsec. Nts., 4/1/26	235,000	253,800

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
CEC Entertainment, Inc., 8.00% Sr.
Unsec. Nts., 2/15/22	$ 945,000	$ 893,025
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	1,065,000	1,078,632
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	650,000	682,500
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	390,000	418,275
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	2,045,000	2,085,900
8.75% Sr. Sub. Nts., 10/1/25[1]	1,465,000	1,541,912
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24	500,000	506,250
Hilton Grand Vacations Borrower LLC/
Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[1]	1,260,000	1,381,275
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	1,700,000	1,840,250
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	915,000	937,875
5.25% Sr. Unsec. Nts., 6/1/26[1]	995,000	1,049,725
Marriott International, Inc., 3.25% Sr.
Unsec. Nts., 9/15/22	388,000	395,481
Melco Resorts Finance Ltd., 4.875% Sr.
Unsec. Nts., 6/6/25[1]	1,380,000	1,398,335
MGM Growth Properties Operating
Partnership LP/MGP Finance Co.-Issuer,
Inc., 5.625% Sr. Unsec. Nts., 5/1/24	1,380,000	1,476,600
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	1,370,000	1,483,025
6.625% Sr. Unsec. Nts., 12/15/21	405,000	445,379
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	780,000	802,425
Penn National Gaming, Inc., 5.625%
Sr. Unsec. Nts., 1/15/27[1]	1,295,000	1,346,800
PF Chang’s China Bistro, Inc., 10.25%
Sr. Unsec. Nts., 6/30/20[1]	550,000	503,250
Premier Cruises Ltd., 11.00% Sr.
Unsec. Nts., 3/15/08[1,8,9]	250,000	—
Royal Caribbean Cruises Ltd., 2.65%
Sr. Unsec. Nts., 11/28/20	798,000	797,903
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	665,000	668,325
10.00% Sr. Unsec. Nts., 12/1/22	1,727,000	1,901,859
Silversea Cruise Finance Ltd., 7.25%
Sr. Sec. Nts., 2/1/25[1]	510,000	552,075
Six Flags Entertainment Corp., 4.875%
Sr. Unsec. Nts., 7/31/24[1]	500,000	508,750
Sugarhouse HSP Gaming Prop Mezz
LP/ Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	1,310,000	1,247,775
Viking Cruises Ltd., 5.875% Sr. Unsec.
Nts., 9/15/27[1]	535,000	545,700
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp., 5.25% Sr. Unsec. Nts., 5/15/27[1]	390,000	395,850
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	135,000	136,013
5.50% Sr. Unsec. Nts., 10/1/27[1]	135,000	136,856
		30,796,769

Household Durables—1.3%
American Greetings Corp., 7.875% Sr.
Unsec. Nts., 2/15/25[3]	1,020,000	1,106,700
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	1,310,000	1,378,775
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27[1]	935,000	944,350
6.75% Sr. Unsec. Nts., 3/15/25	1,335,000	1,413,431

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Household Durables (Continued)
Beazer Homes USA, Inc.: (Continued)
7.25% Sr. Unsec. Nts., 2/1/23	$ 43,000	$ 44,935
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	821,000	820,283
K Hovnanian Enterprises, Inc., 10.00% Sec. Nts., 7/15/22[1]	530,000	585,650
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	1,075,000	1,236,250
Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	449,000	445,426
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	95,000	97,641
4.75% Sr. Unsec. Nts., 11/29/27[1]	535,000	553,618
4.75% Sr. Unsec. Nts., 5/30/25	2,838,000	2,958,615
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	795,000	810,836
Mattamy Group Corp., 6.50% Sr. Unsec. Nts., 10/1/25[1]	265,000	281,563
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	800,000	786,000
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	386,000	386,410
5.00% Sr. Unsec. Nts., 11/15/23	628,000	662,927
5.50% Sr. Unsec. Nts., 4/1/46	269,000	321,186
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	1,355,000	1,421,056
5.50% Sr. Unsec. Nts., 3/1/26	740,000	807,525
6.00% Sr. Unsec. Nts., 2/15/35	80,000	86,400
Standard Industries, Inc., 4.75% Sr.
Unsec. Nts., 1/15/28[1]	805,000	810,885
Taylor Morrison Communities,
Inc./Taylor Morrison Holdings
II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[3]	1,160,000	1,231,050
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	824,000	857,990
4.875% Sr. Unsec. Nts., 3/15/27	375,000	390,000
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	1,020,000	1,044,225
		21,483,727
Internet & Catalog Retail—0.1%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	271,000	330,433
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	1,545,000	1,577,986
		1,908,419
Leisure Equipment & Products—0.1%
Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[1]	270,000	274,306
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	1,400,000	1,431,632
		1,705,938
Media—2.4%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	357,000	414,576
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	695,000	729,750
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	745,000	740,344
5.875% Sr. Sub. Nts., 11/15/26	760,000	752,400
6.125% Sr. Sub. Nts., 5/15/27	520,000	518,700
AMC Networks, Inc., 4.75% Sr. Unsec.
Nts., 8/1/25	530,000	526,687
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	1,362,000	1,539,060
Block Communications, Inc., 6.875% Sr.
Unsec. Nts., 2/15/25[1]	255,000	268,387
CCO Holdings LLC/CCO Holdings Capital
Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	265,000	263,012

	Principal Amount	Value
Media (Continued)
CCO Holdings LLC/CCO Holdings Capital Corp.: (Continued)
5.00% Sr. Unsec. Nts., 2/1/28[1]	$ 1,330,000	$ 1,300,075
5.125% Sr. Unsec. Nts., 5/1/27[1]	1,040,000	1,027,000
5.75% Sr. Unsec. Nts., 2/15/26[1]	1,315,000	1,369,244
Cequel Communications Holdings I
LLC/ Cequel Capital Corp., 6.375%
Sr. Unsec. Nts., 9/15/20[1]	532,000	541,310
Charter Communications Operating
LLC/Charter Communications
Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	386,000	396,922
Cinemark USA, Inc., 4.875% Sr.
Unsec. Nts., 6/1/23	495,000	503,662
Clear Channel International BV, 8.75%
Sr. Unsec. Nts., 12/15/20[1]	265,000	274,937
Clear Channel Worldwide Holdings, Inc.:
6.50% Sr. Unsec. Nts., Series B, 11/15/22	1,465,000	1,496,131
7.625% Sr. Sub. Nts., Series B, 3/15/20	1,505,000	1,480,544
Comcast Cable Communications
Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	838,000	1,095,446
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	715,000	702,487
5.50% Sr. Unsec. Nts., 4/15/27[1]	750,000	766,875
10.875% Sr. Unsec. Nts., 10/15/25[1]	722,000	859,180
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	2,280,000	2,225,850
7.75% Sr. Unsec. Nts., 7/1/26	250,000	263,750
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	760,000	760,000
5.875% Sr. Unsec. Nts., 7/15/26[1]	1,770,000	1,818,675
iHeartCommunications, Inc., 9.00% Sr.
Sec. Nts., 12/15/19	1,455,000	1,087,612
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	866,000	909,380
Lions Gate Entertainment Corp., 5.875%
Sr. Unsec. Nts., 11/1/24[1]	1,355,000	1,437,994
MDC Partners, Inc., 6.50% Sr. Unsec.
Nts., 5/1/24[1]	255,000	257,550
Nexstar Broadcasting, Inc., 5.625% Sr.
Unsec. Nts., 8/1/24[1]	1,095,000	1,133,325
Salem Media Group, Inc., 6.75% Sr. Sec.
Nts., 6/1/24[1]	775,000	775,000
SFR Group SA, 6.00% Sr. Sec. Nts., 5/15/22[1]	390,000	395,362
Sinclair Television Group, Inc., 5.625%
Sr. Unsec. Nts., 8/1/24[1]	995,000	1,028,581
Sirius XM Radio, Inc., 5.375% Sr. Unsec.
Nts., 7/15/26[1]	665,000	690,769
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	422,000	440,684
6.10% Sr. Unsec. Nts., 2/15/18[1]	317,000	318,487
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	650,000	684,125
Time Warner Cable LLC, 4.50% Sr.
Unsec. Unsub. Nts., 9/15/42	648,000	609,677
Time, Inc., 7.50% Sr. Unsec. Nts., 10/15/25[1]	265,000	313,363
Townsquare Media, Inc., 6.50% Sr.
Unsec. Nts., 4/1/23[1]	265,000	260,031
Tribune Media Co., 5.875% Sr. Unsec.
Nts., 7/15/22	725,000	748,563
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	245,000	245,000
5.125% Sr. Sec. Nts., 2/15/25[1]	2,175,000	2,126,063
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	876,000	888,045
5.50% Sr. Sec. Nts., 8/15/26[1]	705,000	724,388

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
Ziggo Secured Finance BV, 5.50%
Sr. Sec. Nts., 1/15/27[1]	$ 1,930,000	$ 1,932,413
		39,641,416

Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	1,746,000	1,832,209
JC Penney Corp., Inc., 5.875% Sr. Sec.
Nts., 7/1/23[1]	665,000	630,087
		2,462,296

Specialty Retail—0.7%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	174,000	172,593
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	791,000	852,609
Eurotorg LLC Via Bonitron DAC, 8.75%
Sr. Unsec. Nts., 10/30/22[1]	745,000	755,095
Freedom Mortgage Corp., 8.125% Sr.
Unsec. Nts., 11/15/24[1]	400,000	408,500
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	685,000	698,700
6.75% Sr. Unsec. Nts., 3/15/21[1]	1,425,000	1,496,250
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	365,000	339,450
L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	867,000	928,774
6.875% Sr. Unsec. Nts., 11/1/35	2,335,000	2,370,025
Lithia Motors, Inc., 5.25% Sr. Unsec.
Nts., 8/1/25[1]	530,000	553,850
Murphy Oil USA, Inc., 5.625% Sr. Unsec.
Nts., 5/1/27	260,000	274,027
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	813,000	824,856
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	475,000	475,000
Signet UK Finance plc, 4.70% Sr. Unsec.
Nts., 6/15/24	927,000	913,811
Sonic Automotive, Inc., 6.125% Sr. Sub.
Nts., 3/15/27	650,000	648,375
		11,711,915

Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	425,000	435,625
4.875% Sr. Unsec. Nts., 5/15/26[1]	1,370,000	1,411,100
Levi Strauss & Co., 5.00% Sr. Unsec.
Nts., 5/1/25	654,000	685,065
PVH Corp., 4.50% Sr. Unsec.
Unsub. Nts., 12/15/22	412,000	421,229
Springs Industries, Inc., 6.25% Sr. Sec.
Nts., 6/1/21	655,000	669,737
		3,622,756

Consumer Staples—2.5%
Beverages—0.4%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	970,000	968,180
3.65% Sr. Unsec. Nts., 2/1/26	533,000	550,841
4.90% Sr. Unsec. Nts., 2/1/46	343,000	398,770
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	390,000	621,728
Coca-Cola Icecek AS, 4.215% Sr. Unsec.
Nts., 9/19/24[1]	555,000	564,824
Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	922,000	914,097
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	348,000	343,748
2.10% Sr. Unsec. Nts., 7/15/21	833,000	817,055
4.20% Sr. Unsec. Nts., 7/15/46	130,000	132,899

	Principal Amount	Value
Beverages (Continued)
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	$ 853,000	$ 904,131
		6,216,273

Food & Staples Retailing—0.8%
Albertsons Cos LLC/Safeway, Inc./
New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	745,000	715,200
Alimentation Couche-Tard, Inc., 2.35%
Sr. Unsec. Nts., 12/13/19[1]	953,000	953,277
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	929,000	907,268
5.125% Sr. Unsec. Nts., 7/20/45	208,000	239,103
Fresh Market, Inc. (The), 9.75% Sr. Sec.
Nts., 5/1/23[1]	705,000	440,625
Ingles Markets, Inc., 5.75% Sr. Unsec.
Nts., 6/15/23	1,353,000	1,376,677
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	40,000	39,936
6.80% Sr. Unsec. Nts., 12/15/18	287,000	299,581
6.90% Sr. Unsec. Nts., 4/15/38	221,000	286,364
New Albertson’s, Inc., 7.45% Sr. Unsec.
Nts., 8/1/29	740,000	649,350
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,858,914
Performance Food Group, Inc., 5.50% Sr.
Unsec. Nts., 6/1/24[1]	495,000	512,325
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	2,050,000	1,857,813
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	1,870,000	1,855,975
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	500,000	500,625
7.75% Sr. Unsec. Nts., 11/15/22	630,000	618,975
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	125,000	131,875
		13,243,883

Food Products—0.8%
Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[1]	575,000	572,987
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	260,000	265,109
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	590,000	564,737
8.50% Sr. Unsec. Nts., 6/15/19	823,000	891,764
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	1,780,000	1,775,550
JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	1,315,000	1,272,263
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	493,000	509,891
4.375% Sr. Unsec. Nts., 6/1/46	325,000	322,939
Lamb Weston Holdings, Inc., 4.875% Sr.
Unsec. Nts., 11/1/26[1]	498,000	521,655
Minerva Luxembourg SA, 5.875% Sr.
Unsec. Nts., 1/19/28[1]	535,000	521,224
Mondelez International Holdings
Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	966,000	952,374
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	939,575
5.875% Sr. Unsec. Nts., 9/30/27[1]	265,000	273,613
Post Holdings, Inc., 5.75% Sr. Unsec.
Nts., 3/1/27[1]	795,000	810,900
Smithfield Foods, Inc., 2.70% Sr. Unsec.
Nts., 1/31/20[1]	932,000	926,795
TreeHouse Foods, Inc., 6.00% Sr. Unsec.
Nts., 2/15/24[1]	1,005,000	1,050,225

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Food Products (Continued)
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	$ 454,000	$ 465,651
		12,637,252

Household Products—0.1%
Kronos Acquisition Holdings,
Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	645,000	604,687
Spectrum Brands, Inc., 6.125%
Sr. Unsec. Nts., 12/15/24	360,000	382,950
		987,637

Personal Products—0.2%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	2,280,000	2,331,300
Edgewell Personal Care Co., 4.70%
Sr. Unsec. Nts., 5/24/22	85,000	87,550
Revlon Consumer Products Corp.,
5.75% Sr. Unsec. Nts., 2/15/21	1,865,000	1,417,400
		3,836,250

Tobacco—0.2%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	619,000	657,087
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[1]	918,000	913,464
3.557% Sr. Unsec. Nts., 8/15/27[1]	458,000	459,386
Imperial Brands Finance plc, 2.05%
Sr. Unsec. Nts., 7/20/18[1]	947,000	946,271
Philip Morris International, Inc.,
2.50% Sr. Unsec. Nts., 11/2/22	814,000	807,192
Reynolds American, Inc.,
5.85% Sr. Unsec. Nts., 8/15/45	312,000	390,751
		4,174,151

Energy—7.6%
Energy Equipment & Services—0.9%
Calfrac Holdings LP, 7.50% Sr.
Unsec. Nts., 12/1/20[1]	925,000	915,750
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	685,000	585,675
Exterran Energy Solutions
LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1]	260,000	280,150
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	203,000	233,830
Helmerich & Payne International
Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	522,000	550,179
McDermott International, Inc., 8.00%
Sec. Nts., 5/1/21[1]	1,115,000	1,151,628
Noble Holding International
Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	760,000	657,400
Parker Drilling Co., 6.75% Sr. Unsec.
Nts., 7/15/22	1,225,000	1,010,625
Pertamina Persero PT, 6.45% Sr.
Unsec. Nts., 5/30/44[1]	1,235,000	1,482,693
Pioneer Energy Services Corp., 6.125%
Sr. Unsec. Nts., 3/15/22	1,515,000	1,249,420
Rowan Cos., Inc., 7.375% Sr. Unsec.
Nts., 6/15/25	1,330,000	1,364,912
Schlumberger Holdings Corp., 4.00% Sr.
Unsec. Nts., 12/21/25[1]	514,000	540,897
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24[1]	795,000	846,675
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	265,000	272,036
9.00% Sr. Unsec. Nts., 7/15/23[1]	1,105,000	1,198,925
Trinidad Drilling Ltd., 6.625% Sr. Unsec.
Nts., 2/15/25[1]	385,000	367,675
Weatherford International Ltd., 9.875%
Sr. Unsec. Nts., 2/15/24	1,462,000	1,560,685
		14,269,155

	Principal Amount	Value
Oil, Gas & Consumable Fuels—6.7%
Alta Mesa Holdings LP/Alta
Mesa Finance Services Corp.,
7.875% Sr. Unsec. Nts., 12/15/24	$ 265,000	$ 291,831
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	213,000	212,893
6.20% Sr. Unsec. Nts., 3/15/40	175,000	212,733
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26[1]	835,000	918,987
Andeavor Logistics LP/Tesoro
Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	462,000	466,748
5.25% Sr. Unsec. Nts., 1/15/25	324,000	341,156
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	263,000	271,065
Ardagh Packaging Finance
plc/Ardagh Holdings USA, Inc.,
6.00% Sr. Unsec. Nts., 2/15/25[1]	1,150,000	1,213,250
Ascent Resources Utica Holdings LLC/ ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	425,000	457,937
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	1,075,000	1,006,469
Bharat Petroleum Corp. Ltd., 4.00% Sr. Unsec. Nts., 5/8/25	1,105,000	1,128,808
Bill Barrett Corp., 8.75% Sr. Unsec. Nts., 6/15/25	795,000	882,450
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	422,000	452,633
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	967,000	962,019
Buckeye Partners LP, 3.95% Sr. Unsec.
Nts., 12/1/26	230,000	226,428
California Resources Corp., 8.00% Sec.
Nts., 12/15/22[1]	658,000	545,317
Calumet Specialty Products Partners LP/
Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	630,000	630,000
7.625% Sr. Unsec. Nts., 1/15/22	1,075,000	1,081,719
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	670,000	684,237
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	525,000	544,372
7.00% Sr. Sec. Nts., 6/30/24	1,430,000	1,630,200
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	493,000	501,627
8.00% Sec. Nts., 12/15/22[1]	249,000	269,543
8.00% Sr. Unsec. Nts., 1/15/25[1]	265,000	267,981
8.00% Sr. Unsec. Nts., 6/15/27[1]	270,000	259,875
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	972,000	966,557
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	805,000	831,246
CITGO Petroleum Corp., 6.25% Sr. Sec.
Nts., 8/15/22[1]	70,000	70,875
Cloud Peak Energy Resources LLC/Cloud
Peak Energy Finance Corp., 12.00% Sec.
Nts., 11/1/21	990,000	1,071,675
CNX Resources Corp.:
5.875% Sr. Unsec. Nts., 4/15/22	445,000	456,681
8.00% Sr. Unsec. Nts., 4/1/23	625,000	671,562
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	833,000	845,318
4.50% Sr. Unsec. Nts., 6/1/25	438,000	466,966
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	108,000	122,763
5.95% Sr. Unsec. Nts., 3/15/46	195,000	263,459
Continental Resources, Inc.:
4.375% Sr. Unsec. Nts., 1/15/28[1]	1,610,000	1,591,404
5.00% Sr. Unsec. Nts., 9/15/22	520,000	529,750

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	$ 530,000	$ 533,975
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	1,400,000	1,449,000
Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	805,000	519,225
5.50% Sr. Sub. Nts., 5/1/22	662,000	455,952
6.375% Sr. Sub. Nts., 8/15/21	805,000	611,800
9.00% Sec. Nts., 5/15/21[1]	1,140,000	1,169,925
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	207,000	219,810
Endeavor Energy Resources LP/EER Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1]	540,000	550,800
5.75% Sr. Unsec. Nts., 1/30/28[1]	540,000	556,605
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	255,000	254,129
Energy Transfer Partners LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[2,10]	341,000	331,836
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	206,000	216,175
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	144,000	158,580
4.90% Sr. Unsec. Nts., 5/15/46	151,000	166,881
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	1,235,000	1,319,906
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	645,000	362,812
8.00% Sr. Sec. Nts., 11/29/24[1]	1,260,000	1,307,250
8.00% Sec. Nts., 2/15/25[1]	1,022,000	751,170
9.375% Sr. Unsec. Nts., 5/1/20	635,000	539,750
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	918,000	912,136
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	265,000	284,212
Foresight Energy LLC/Foresight Energy
Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	1,300,000	1,069,250
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	1,265,000	1,326,321
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	725,000	737,687
6.25% Sr. Unsec. Nts., 5/15/26	1,070,000	1,068,662
6.50% Sr. Unsec. Nts., 10/1/25	795,000	810,900
Geopark Ltd., 6.50% Sr. Sec. Nts., 9/21/24[1]	460,000	472,986
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25[1]	530,000	553,850
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	805,000	835,187
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	265,000	277,587
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	1,505,000	1,679,454
Jones Energy Holdings LLC/Jones Energy
Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	2,533,000	1,912,415
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	480,000	498,271
5.75% Sr. Unsec. Nts., 4/19/47[1]	2,060,000	2,201,625
6.375% Sr. Unsec. Nts., 4/9/21[1]	1,685,000	1,842,295
7.00% Sr. Unsec. Nts., 5/5/20[1]	1,580,000	1,714,458
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	703,000	771,528

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]		$ 475,000	$ 496,969
Marathon Oil Corp., 4.40% Sr. Unsec.
Nts., 7/15/27		470,000	491,979
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]		520,000	515,450
7.00% Sr. Unsec. Nts., 3/31/24[1]		1,355,000	1,150,056
Murphy Oil Corp., 6.875% Sr. Unsec.
Nts., 8/15/24		720,000	770,400
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]		3,240,000	1,668,600
Newfield Exploration Co., 5.625% Sr.
Unsec. Nts., 7/1/24		515,000	556,200
NGL Energy Partners LP/NGL Energy
Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25		1,295,000	1,269,100
6.875% Sr. Unsec. Nts., 10/15/21		385,000	394,625
7.50% Sr. Unsec. Nts., 11/1/23		1,045,000	1,086,800
Noble Energy, Inc., 5.05% Sr. Unsec.
Nts., 11/15/44		240,000	257,822
Novatek OAO Via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]		605,000	624,148
NuStar Logistics LP, 5.625% Sr. Unsec.
Nts., 4/28/27		785,000	800,700
Oasis Petroleum, Inc., 6.875% Sr. Unsec.
Nts., 1/15/23		830,000	851,788
ONEOK Partners LP:
4.90% Sr. Unsec. Nts., 3/15/25		364,000	390,781
8.625% Sr. Unsec. Nts., 3/1/19		396,000	422,765
Parsley Energy LLC/Parsley Finance
Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		400,000	410,000
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23		635,000	665,956
7.25% Sr. Unsec. Nts., 6/15/25		800,000	843,000
PBF Logistics LP/PBF Logistics Finance
Corp., 6.875% Sr. Unsec. Nts., 5/15/23[1]		265,000	274,275
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26[1]		535,000	549,044
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[8,9,11]		1,110,000	1
6.375% Sr. Sec. Nts., 3/31/25[1]		515,000	537,531
10.00% Sr. Sec. Nts., 3/15/22[8,9,11]		2,075,000	2
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		2,765,000	2,741,415
5.299% Sr. Unsec. Nts., 1/27/25[1]		1,850,000	1,857,863
5.999% Sr. Unsec. Nts., 1/27/28[1]		4,007,000	4,022,026
6.125% Sr. Unsec. Nts., 1/17/22		920,000	978,650
6.85% Sr. Unsec. Nts., 6/5/15		2,130,000	2,058,113
7.375% Sr. Unsec. Nts., 1/17/27		1,615,000	1,781,345
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[12]	EUR	205,000	267,290
3.75% Sr. Unsec. Nts., 4/16/26	EUR	1,445,000	1,816,459
4.625% Sr. Unsec. Nts., 9/21/23		2,680,000	2,763,750
6.50% Sr. Unsec. Nts., 3/13/27[1]		805,000	880,871
6.75% Sr. Unsec. Nts., 9/21/47[1]		1,950,000	2,040,383
6.875% Sr. Unsec. Nts., 8/4/26		795,000	903,319
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		444,000	447,907
Proven Glory Capital Ltd., 4.00% Sr. Unsec. Nts., 2/21/27[12]		290,000	293,555
Puma International Financing SA, 5.125% Sr. Unsec. Nts., 10/6/24[1]		445,000	454,345
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		665,000	676,638
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		2,435,000	2,489,788
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28		465,000	471,273

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]	$ 700,000	$ 712,006
Sanchez Energy Corp.: 6.125% Sr. Unsec. Nts., 1/15/23	1,600,000	1,364,000
7.75% Sr. Unsec. Nts., 6/15/21	405,000	382,725
SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23	545,000	534,100
Shell International Finance BV, 4.00% Sr.
Unsec. Nts., 5/10/46	320,000	341,372
Southwestern Energy Co., 7.50% Sr.
Unsec. Nts., 4/1/26	265,000	281,894
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25[1]	885,000	909,338
Summit Midstream Holdings LLC/Summit
Midstream Finance Corp., 5.75% Sr.
Unsec. Nts., 4/15/25	515,000	521,896
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	516,000	506,826
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23	755,000	797,469
SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[1]	735,000	744,188
Tallgrass Energy Partners LP/Tallgrass
Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	690,000	711,562
5.50% Sr. Unsec. Nts., 1/15/28[1]	1,075,000	1,089,459
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00% Sr. Unsec. Nts., 1/15/28[1]	800,000	801,000
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]	365,000	379,008
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	390,000	392,438
7.125% Sr. Unsec. Nts., 4/15/25[1]	520,000	520,650
Ultrapar International SA, 5.25% Sr.
Unsec. Nts., 10/6/26[1]	495,000	506,494
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26[1]	535,000	546,369
Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27	364,000	365,358
5.25% Sr. Unsec. Nts., 3/15/20	398,000	420,612
Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[1]	8,000	8,566
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	1,140,000	1,299,600
YPF SA, 6.95% Sr. Unsec. Nts., 7/21/27[1]	2,130,000	2,265,359
		112,168,210

Financials—7.8%
Capital Markets—1.6%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[1]	541,000	554,207
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	383,000	376,970
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	923,000	948,429
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[2,10]	668,000	671,373
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	512,000	530,143
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,10]	620,000	679,365
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	360,000	386,016
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	1,085,000	1,182,542
10.75% Sr. Unsec. Nts., 9/1/24[1]	665,000	715,706

	Principal Amount	Value
Capital Markets (Continued)
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,10]	$ 1,596,000	$ 1,695,750
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	1,530,000	1,587,337
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	543,000	546,602
3.75% Sr. Unsec. Nts., 2/25/26	522,000	536,397
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[2]	375,000	386,145
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[2,10]	340,000	335,410
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L2,10	496,000	512,046
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25[1]	1,075,000	1,077,795
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	730,000	776,169
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,10]	631,000	657,029
Marble II Pte Ltd., 5.30% Sr. Sec. Nts., 6/20/22[1]	340,000	345,692
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	667,000	732,325
5.00% Sub. Nts., 11/24/25	839,000	919,355
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	881,000	927,253
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	400,000	398,876
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	1,070,000	1,190,375
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	543,000	546,411
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	375,000	373,125
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	941,000	943,859
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	1,860,000	1,725,150
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	562,000	567,605
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]	805,000	821,100
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]	805,000	805,000
UBS Group AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,10]	700,000	763,540
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	347,000	364,391
4.253% Sr. Unsec. Nts., 3/23/28[1]	377,000	397,888
VFH Parent LLC/Orchestra Co.-Issuer, Inc., 6.75% Sec. Nts., 6/15/22[1]	260,000	274,300
		26,251,676

Commercial Banks—2.9%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2]	1,061,000	1,093,759
ACE Cash Express, Inc., 12.00% Sr. Sec. Nts., 12/15/22[1]	135,000	140,062
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8,9]	315,159	—
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	929,000	926,428

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks (Continued)
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,10]	$ 735,000	$ 837,900
Banco Bilbao Vizcaya Argentaria SA: 6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[2,10]	495,000	511,706
9.00% [USSW5+826.2] Jr. Sub. Perpetual Bonds[2,10]	495,000	507,276
Banco do Brasil SA (Cayman), 6.25% [H15T10Y+439.8] Jr. Sub. Perpetual Bonds[1,2,10]	820,000	756,450
Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,10]	429,000	453,131
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,10]	395,000	434,006
Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[2,10]	650,000	666,278
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	723,000	718,124
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	497,000	514,527
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,10]	613,000	694,222
7.75% Jr. Sub. Nts., 5/14/38	623,000	935,692
Bank of Nova Scotia (The), 4.65% [US0003M+264.8] Jr. Sub. Perpetual Bonds[2,10]	680,000	676,379
Barclays plc:
4.375% Sr. Unsec. Nts., 1/12/26	880,000	917,397
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,10]	750,000	824,063
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	764,000	758,953
BNP Paribas SA:
4.625% Sub. Nts., 3/13/27[1]	635,000	678,493
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,10]	755,000	832,387
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	630,000	659,339
CIT Group, Inc., 5.80%
[US0003M+397.2] Jr. Sub. Perpetual Bonds[2,10]	688,000	710,360
Citigroup, Inc.:
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	916,000	997,828
4.75% Sub. Nts., 5/18/46	440,000	486,559
6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[2,10]	485,000	516,525
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	529,000	527,412
2.65% Sr. Unsec. Nts., 5/26/22	224,000	222,152
Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[1]	750,000	740,139
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	945,000	935,977
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	1,066,000	1,115,407
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,10]	250,000	254,375
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	551,000	569,273
First Republic Bank, 4.375% Sub. Nts., 8/1/46	380,000	389,721
Glencore Funding LLC, 4.00% Sr. Unsec. Nts., 4/16/25[1]	523,000	529,082

	Principal Amount	Value
Commercial Banks (Continued)
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	$ 605,000	$ 617,826
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[1]	1,110,000	1,132,200
HSBC Holdings plc:
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	440,000	458,940
6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[2,10]	615,000	656,512
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	528,000	536,653
IDBI Bank Ltd. (DIFC Dubai), 5.00% Sr. Unsec. Nts., 9/25/19	430,000	441,606
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[1]	749,000	749,913
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	735,000	748,420
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	1,458,000	1,512,166
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,10]	640,000	701,600
7.90% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,10]	492,000	498,765
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	1,125,000	1,170,000
Krung Thai Bank PCL (Cayman Islands), 5.20% [H15T5Y+353.5] Sub. Nts., 12/26/24[2]	540,000	556,844
Lloyds Banking Group plc, 6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[1,2,10]	566,000	655,145
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	835,000	838,619
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	477,000	477,591
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	618,000	616,638
Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	660,000	662,023
Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]	1,580,000	1,608,677
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,10]	795,000	863,609
Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,2,10]	805,000	873,425
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	417,000	413,632
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,10]	697,000	707,455
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,10]	104,000	102,128
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	557,000	553,073
Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]	300,000	300,171
Turkiye Is Bankasi, 6.00% Sub. Nts., 10/24/22[1]	540,000	543,328
Turkiye Vakiflar Bankasi TAO: 5.625% Sr. Unsec. Nts., 5/30/22[1]	970,000	969,446
6.875% [USSW5+543.9] Sub. Nts., 2/3/25[1,2]	525,000	531,576
UniCredit SpA, 8.00% [USSW5+518] Jr.
Sub. Perpetual Bonds[2,10]	630,000	691,406

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Commercial Banks (Continued)
US Bancorp:
3.10% Sub. Nts., 4/27/26		$ 548,000	$ 544,588
3.15% Sr. Unsec. Nts., 4/27/27		225,000	225,617
Wachovia Capital Trust III, 5.57%
[US0003M+93] Jr. Sub. Perpetual Bonds[2,10]		992,000	1,000,680
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]		754,000	769,362
4.75% Sub. Nts., 12/7/46		532,000	595,504
Westpac Banking Corp. (New Zealand), 5.00% [USISDA05+288.8] Jr. Sub. Perpetual Bonds[2,10]		680,000	678,748
Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[1]		770,000	771,456
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]		675,000	704,160
			49,010,884

Consumer Finance—0.9%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		910,000	859,950
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		440,000	458,700
5.75% Sub. Nts., 11/20/25		1,325,000	1,449,219
8.00% Sr. Unsec. Nts., 11/1/31		415,000	541,575
American Express Co.:
2.50% Sr. Unsec. Nts., 8/1/22		371,000	366,867
4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,10]		758,000	774,107
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27		562,000	570,815
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27		371,000	375,572
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25		371,000	373,931
4.10% Sr. Unsec. Nts., 2/9/27		374,000	383,704
5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[2,10]		335,000	345,469
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]		665,000	695,668
Financiera Independencia SAB de CV
SOFOM ENR, 8.00% Sr. Unsec. Nts., 7/19/24[1]		365,000	373,212
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[1]		2,635,000	2,699,702
Navient Corp.:
6.50% Sr. Unsec. Nts., 6/15/22		535,000	561,884
6.625% Sr. Unsec. Nts., 7/26/21		505,000	534,038
6.75% Sr. Unsec. Nts., 6/25/25		685,000	705,550
Springleaf Finance Corp.: 5.625% Sr. Unsec. Nts., 3/15/23		805,000	807,777
6.125% Sr. Unsec. Nts., 5/15/22		785,000	818,363
8.25% Sr. Unsec. Nts., 12/15/20		490,000	540,225
			14,236,328

Diversified Financial Services—0.3%
Berkshire Hathaway Energy Co., 2.00% Sr. Unsec. Nts., 11/15/18		267,000	267,259
Charming Light Investments Ltd., 4.375% Sr. Unsec. Nts., 12/21/27[12]		390,000	393,064
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[3,9,13]	MXN	5,808,600	28,803
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		1,000,000	1,034,500
Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[1]		1,020,000	1,014,900
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		363,000	374,255

		Principal Amount	Value
Diversified Financial Services (Continued)
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23		$ 549,000	$ 545,831
Voya Financial, Inc., 5.65%
[US0003M+358] Jr. Sub. Nts., 5/15/53[2]		875,000	934,063
			4,592,675

Insurance—0.3%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		464,000	499,319
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]		239,000	235,445
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27		663,000	654,489
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[1]		370,000	385,725
Genworth Holdings, Inc., 7.70% Sr. Unsec. Nts., 6/15/20		535,000	541,019
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]		565,000	570,184
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47		294,000	326,731
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,10]		936,000	975,537
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		695,000	734,405
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]		712,000	759,170
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]		172,000	184,728
			5,866,752

Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		817,000	822,501
3.00% Sr. Unsec. Nts., 6/15/23		782,000	780,807
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,9,13]	MXN	4,830,531	—
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27		455,000	454,669
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20		79,000	80,606
5.875% Sr. Unsec. Nts., 2/1/20		327,000	346,958
Equinix, Inc.: 5.375% Sr. Unsec. Nts., 5/15/27		780,000	836,550
5.875% Sr. Unsec. Nts., 1/15/26		945,000	1,017,056
FelCor Lodging LP, 6.00% Sr. Unsec. Nts., 6/1/25		635,000	673,100
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		810,000	867,712
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20		907,000	910,613
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		995,000	1,027,338
Iron Mountain, Inc.:
4.875% Sr. Unsec. Nts., 9/15/27[1]		795,000	798,975
5.25% Sr. Unsec. Nts., 3/15/28[1]		535,000	535,000
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19		405,000	407,278
5.25% Sr. Unsec. Nts., 9/15/22		800,000	807,000
6.00% Sr. Unsec. Nts., 4/1/22		1,325,000	1,374,687
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		1,465,000	1,569,381
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27		795,000	811,894
6.375% Sr. Unsec. Nts., 3/1/24		740,000	786,250
Outfront Media Capital LLC/Outfront
Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		1,090,000	1,156,762

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22[1]	$ 800,000	$ 805,000
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25[1]	805,000	800,975
5.00% Sr. Unsec. Nts., 12/15/21	760,000	790,400
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]	1,245,000	1,316,588
Uniti Group LP/Uniti Fiber Holdings, Inc./ CSL Capital LLC, 7.125% Sr. Unsec. Nts., 12/15/24[1]	530,000	484,950
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	1,055,000	1,020,712
Ventas Realty LP/Ventas Capital Corp., 2.00% Sr. Unsec. Nts., 2/15/18	269,000	268,993
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	346,000	347,732
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	130,000	130,057
		22,030,544

Real Estate Management & Development—0.3%
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]	400,000	411,000
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]	1,075,000	1,109,937
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	505,000	536,563
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]	1,240,000	1,230,700
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	1,065,000	1,112,925
		4,401,125

Thrifts & Mortgage Finance—0.2%
Nationwide Building Society, 4.125% [USISDA05+184.9] Sub. Nts., 10/18/32[2]	557,000	558,139
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]	395,000	415,737
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]	1,075,000	1,063,928
5.75% Sr. Unsec. Nts., 5/1/25[1]	1,420,000	1,476,814
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	665,000	682,955
		4,197,573

Health Care—3.5%
Biotechnology—0.2%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	546,000	562,078
4.70% Sr. Unsec. Nts., 5/14/45	168,000	187,943
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	212,000	252,423
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	527,000	546,235
5.00% Sr. Unsec. Nts., 8/15/45	104,000	118,355
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	343,000	397,370
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	964,000	955,571
3.20% Sr. Unsec. Nts., 9/23/26	748,000	732,535
		3,752,510

Health Care Equipment & Supplies—0.4%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	927,000	927,522
3.75% Sr. Unsec. Nts., 11/30/26	785,000	807,357
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	585,000	582,130

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Becton Dickinson & Co.: (Continued)
3.70% Sr. Unsec. Nts., 6/6/27	$ 692,000	$ 698,486
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	720,000	741,225
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	480,000	451,200
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	680,000	714,850
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	180,000	183,150
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	377,000	439,902
Teleflex, Inc., 4.625% Sr. Unsec. Nts., 11/15/27	535,000	541,580
		6,087,402

Health Care Providers & Services—1.7%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	830,000	846,600
6.50% Sr. Unsec. Nts., 3/1/24	250,000	261,250
Anthem, Inc., 2.50% Sr. Unsec. Nts., 11/21/20	917,000	915,649
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	2,110,000	2,199,675
6.125% Sr. Unsec. Nts., 2/15/24	245,000	259,700
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	2,265,000	2,049,825
6.875% Sr. Unsec. Nts., 2/1/22	765,000	443,700
7.125% Sr. Unsec. Nts., 7/15/20	345,000	259,612
8.00% Sr. Unsec. Nts., 11/15/19	1,000,000	852,500
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	794,000	842,795
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	275,000	275,605
5.125% Sr. Unsec. Nts., 7/15/24	1,435,000	1,452,041
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	1,163,000	1,281,445
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	700,000	726,250
5.50% Sr. Sec. Nts., 6/15/47	1,315,000	1,315,000
7.50% Sr. Unsec. Nts., 2/15/22	2,405,000	2,711,638
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	1,700,000	1,746,750
Humana, Inc., 2.50% Sr. Unsec. Nts., 12/15/20	238,000	237,967
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	540,000	550,800
Laboratory Corp. of America Holdings:
2.625% Sr. Unsec. Nts., 2/1/20	908,000	910,799
3.60% Sr. Unsec. Nts., 2/1/25	557,000	566,491
LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24	260,000	259,025
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	1,160,000	1,163,821
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	900,000	927,000
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	520,000	521,300
6.75% Sr. Unsec. Nts., 6/15/23	1,685,000	1,640,769
7.50% Sec. Nts., 1/1/22[1]	505,000	532,144
8.125% Sr. Unsec. Nts., 4/1/22	1,040,000	1,062,100
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	735,000	736,854
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	755,000	758,775
		28,307,880

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Health Care Technology—0.0%
Telenet Finance Luxembourg Notes Sarl, 1st Lien Nts., 5.50% Sr. Sec. Nts., 3/1/28[1]	$805,000	$801,855
Life Sciences Tools & Services—0.2%
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	673,000	720,628
Quintiles IMS, Inc.:
4.875% Sr. Unsec. Nts., 5/15/23[1]	732,000	757,620
5.00% Sr. Unsec. Nts., 10/15/26[1]	861,000	885,754
Thermo Fisher Scientific, Inc.:
3.20% Sr. Unsec. Nts., 8/15/27	455,000	451,762
4.15% Sr. Unsec. Nts., 2/1/24	328,000	348,312
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	415,000	418,112
		3,582,188

Pharmaceuticals—1.0%
Allergan Funding SCS:
3.00% Sr. Unsec. Nts., 3/12/20	907,000	915,575
3.80% Sr. Unsec. Nts., 3/15/25	643,000	655,453
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23[1]	585,000	55,575
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	1,255,000	991,450
6.00% Sr. Unsec. Nts., 2/1/25[1]	210,000	163,800
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	1,555,000	1,220,675
Mallinckrodt International Finance
SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	520,000	501,800
5.50% Sr. Unsec. Nts., 4/15/25[1]	1,320,000	1,082,400
5.75% Sr. Unsec. Nts., 8/1/22[1]	930,000	848,625
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	370,000	385,262
Valeant Pharmaceuticals International,
Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	149,000	149,931
5.50% Sr. Unsec. Nts., 3/1/23[1]	355,000	326,600
5.50% Sr. Sec. Nts., 11/1/25[1]	935,000	956,037
5.875% Sr. Unsec. Nts., 5/15/23[1]	1,845,000	1,713,544
6.125% Sr. Unsec. Nts., 4/15/25[1]	1,535,000	1,410,281
6.75% Sr. Unsec. Nts., 8/15/21[1]	1,115,000	1,127,544
7.00% Sr. Sec. Nts., 3/15/24[1]	780,000	836,550
7.25% Sr. Unsec. Nts., 7/15/22[1]	1,150,000	1,167,250
7.50% Sr. Unsec. Nts., 7/15/21[1]	935,000	954,869
9.00% Sr. Unsec. Nts., 12/15/25[1]	670,000	699,949
Zoetis, Inc., 3.00% Sr. Unsec. Nts., 9/12/27	224,000	219,200
		16,382,370

Industrials—4.5%
Aerospace & Defense—0.8%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	535,000	572,695
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	705,000	732,162
Bombardier, Inc.:
7.50% Sr. Unsec. Nts., 12/1/24[1]	805,000	819,088
7.50% Sr. Unsec. Nts., 3/15/25[1]	805,000	815,062
8.75% Sr. Unsec. Nts., 12/1/21[1]	1,750,000	1,933,750
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	265,000	261,025
5.00% Sr. Unsec. Nts., 8/1/24[1]	265,000	262,350
Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27	1,065,000	1,151,531
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	350,000	357,376

	Principal Amount	Value
Aerospace & Defense (Continued)
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[1]	$350,000	$349,562
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	400,000	416,500
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	495,000	573,420
Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[1]	242,000	240,554
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	233,000	237,181
4.30% Sr. Unsec. Nts., 3/1/24	293,000	310,194
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	1,345,000	1,366,856
6.50% Sr. Sub. Nts., 7/15/24	535,000	549,713
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	1,355,000	1,334,675
7.75% Sr. Unsec. Nts., 8/15/25[1]	1,330,000	1,414,788
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[7]	170,000	169,754
		13,868,236

Air Freight & Couriers—0.1%
CEVA Group plc, 7.00% Sr. Sec. Nts., 3/1/21[1]	775,000	755,625
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	175,000	187,333
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	370,000	392,662
		1,335,620

Airlines—0.2%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	830,000	843,487
Azul Investments LLP, 5.875% Sr. Unsec. Nts., 10/26/24[1]	575,000	572,844
Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[1]	370,000	386,650
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	800,000	803,000
		2,605,981

Building Products—0.2%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	664,000	658,230
Jeld-Wen, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	120,000	121,200
4.875% Sr. Unsec. Nts., 12/15/27[1]	120,000	121,500
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	631,000	620,327
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	1,535,000	1,612,210
USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	450,000	467,573
		3,601,040

Commercial Services & Supplies—0.8%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	490,000	504,700
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[3,14]	2,312,752	2,081,477
ARD Finance SA, 7.875% Sr. Sec. Nts., 9/15/23[14]	920,000	963,700
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	1,065,000	1,046,362
Cenveo Corp., 6.00% Sr. Sec. Nts., 8/1/19[1]	345,000	246,675
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	1,230,000	1,245,375
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	1,565,000	1,592,387
5.875% Sr. Unsec. Nts., 7/1/25	530,000	533,975

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	$ 720,000	$ 750,600
Matthews International Corp., 5.25% Sr. Unsec. Nts., 12/1/25[1]	730,000	739,125
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	786,000	791,505
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,200,000	1,254,000
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[3]	265,000	277,588
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[3]	685,000	698,769
8.50% Sr. Unsec. Nts., 10/15/25[1]	665,000	660,012
		13,386,250

Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	535,000	546,315
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	535,000	620,600
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	780,000	840,450
		2,007,365

Electrical Equipment—0.2%
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	898,000	941,778
5.625% Sr. Unsec. Nts., 11/1/24[1]	1,190,000	1,311,975
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	270,000	289,575
		2,543,328

Industrial Conglomerates—0.2%
Carlisle Cos., Inc., 3.75% Sr. Unsec. Nts., 12/1/27	492,000	497,965
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	570,000	614,175
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	490,000	497,962
Roper Technologies, Inc.:
3.00% Sr. Unsec. Nts., 12/15/20	754,000	763,438
3.80% Sr. Unsec. Nts., 12/15/26	695,000	717,851
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[1]	535,000	529,750
		3,621,141

Machinery—0.6%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	265,000	267,319
5.00% Sr. Unsec. Nts., 10/1/24[1]	500,000	516,875
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[3]	1,120,000	1,149,400
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	1,305,000	1,396,350
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	491,000	490,478
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	985,000	978,148
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	1,320,000	1,361,250
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	665,000	695,510
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	260,000	281,450
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	222,000	222,717
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	255,000	266,794

	Principal Amount	Value
Machinery (Continued)
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	$ 1,075,000	$ 1,096,500
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	270,000	272,700
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	374,000	366,346
		9,361,837

Marine—0.0%
Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	270,000	279,788

Professional Services—0.2%
Atento Luxco 1 SA, 6.125% Sr. Sec. Nts., 8/10/22[1]	655,000	687,750
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	795,000	836,737
FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	1,720,000	1,778,996
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]	270,000	271,013
		3,574,496

Road & Rail—0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	765,000	760,219
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	111,000	129,613
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	265,000	268,312
Hertz Corp. (The), 7.375% Sr. Unsec. Nts., 1/15/21	265,000	268,975
Kazakhstan Temir Zholy National Co. JSC, 4.85% Sr. Unsec. Nts., 11/17/27[1]	215,000	224,593
Penske Truck Leasing Co. LP/PTL Finance
Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	743,000	734,809
		2,386,521

Trading Companies & Distributors—0.6%
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	403,000	400,335
3.625% Sr. Unsec. Nts., 4/1/27	403,000	403,351
Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23	245,000	258,781
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	340,000	358,700
American Tire Distributors, Inc., 10.25% Sr. Sub. Nts., 3/1/22[1]	405,000	419,173
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	530,000	531,325
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	738,000	729,604
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25[1]	800,000	838,000
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	596,000	645,170
7.75% Sec. Nts., 6/1/24[1]	400,000	441,000
ILFC E-Capital Trust I, 4.37% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,2]	690,000	674,475
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]	1,435,000	1,539,038
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25	732,000	739,320
4.875% Sr. Unsec. Nts., 1/15/28	1,330,000	1,339,975
5.875% Sr. Unsec. Nts., 9/15/26	1,235,000	1,326,081
		10,644,328

Transportation Infrastructure—0.3%
Adani Abbot Point Terminal Pty Ltd., 4.45% Sr. Sec. Nts., 12/15/22[1]	1,075,000	1,046,559

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Transportation Infrastructure (Continued)
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	$ 835,000	$ 1,030,000
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]	1,065,000	1,048,308
Indika Energy Capital III Pte Ltd., 5.875% Sr. Unsec. Nts., 11/9/24[1]	1,075,000	1,079,002
Mexico City Airport Trust, 5.50% Sr. Sec. Nts., 7/31/47[1]	710,000	704,675
PT Jasa Margo (Persero) Tbk, 7.50% Sr. Unsec. Nts., 12/11/20[1] IDR	9,160,000,000	683,888
		5,592,432

Information Technology—2.4%
Communications Equipment—0.2%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]	570,000	608,475
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	430,000	462,250
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	920,000	956,800
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	730,000	760,112
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	295,000	279,513
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]	265,000	268,313
		3,335,463

Electronic Equipment, Instruments, & Components—0.2%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	644,000	643,198
CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/23	485,000	502,581
5.50% Sr. Unsec. Nts., 12/1/24	147,000	160,598
Itron, Inc., 5.00% Sr. Unsec. Nts., 1/15/26[1]	200,000	201,250
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	702,000	741,637
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	800,000	822,000
		3,071,264

Internet Software & Services—0.2%
j2 Cloud Services LLC/j2 Global Co.- Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	790,000	835,425
Match Group, Inc., 5.00% Sr. Unsec. Nts., 12/15/27[1]	535,000	544,362
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	1,395,000	1,492,650
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	1,083,000	1,112,783
5.25% Sr. Unsec. Nts., 4/1/25	268,000	293,125
		4,278,345

IT Services—0.8%
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	530,000	532,650
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	425,000	422,179
Conduent Finance, Inc./Conduent Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	1,280,000	1,505,600
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	672,000	675,593
4.75% Sr. Unsec. Nts., 4/15/27	695,000	740,233
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	1,075,000	1,068,281
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	795,000	777,112

	Principal Amount	Value
IT Services (Continued)
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	$ 626,000	$ 629,918
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	455,000	469,787
5.75% Sec. Nts., 1/15/24[1]	910,000	948,448
7.00% Sr. Unsec. Nts., 12/1/23[1]	1,465,000	1,552,900
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	780,000	817,050
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[3]	905,000	925,363
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	1,430,000	1,469,754
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	506,000	506,202
		13,041,070

Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[1]	254,000	264,212
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	1,350,000	1,415,475
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	250,000	268,125
		1,947,812

Software—0.6%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	275,000	288,953
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	1,355,000	1,370,244
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	971,000	983,415
5.875% Sr. Unsec. Nts., 6/15/21[1]	215,000	223,600
6.02% Sr. Sec. Nts., 6/15/26[1]	553,000	610,598
7.125% Sr. Unsec. Nts., 6/15/24[1]	745,000	815,955
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	595,000	611,362
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	401,000	419,546
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	555,000	548,405
2.95% Sr. Unsec. Nts., 5/15/25	547,000	549,765
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	495,000	516,038
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	625,000	682,425
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	1,155,000	1,212,750
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	281,000	279,565
3.90% Sr. Unsec. Nts., 8/21/27	462,000	467,158
		9,579,779

Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	535,000	603,658
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	920,000	957,674
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	889,000	908,186
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	520,000	546,000
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	418,000	414,892
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	875,000	1,016,094
		4,446,504

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Materials—3.9%
Chemicals—1.2%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		$378,000	$380,248
4.125% Sr. Unsec. Nts., 3/15/35		154,000	159,470
Ashland LLC, 6.875% Sr. Unsec. Nts., 5/15/43		295,000	328,925
CF Industries, Inc.:
4.50% Sr. Sec. Nts., 12/1/26[1]		687,000	717,258
4.95% Sr. Unsec. Nts., 6/1/43		535,000	508,250
5.15% Sr. Unsec. Nts., 3/15/34		335,000	342,956
Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27		395,000	409,812
6.625% Sr. Unsec. Nts., 5/15/23		450,000	478,125
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]		185,000	199,800
Ecolab, Inc., 2.00% Sr. Unsec. Nts., 1/14/19		803,000	801,818
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20		1,850,000	1,669,625
10.375% Sr. Sec. Nts., 2/1/22[1]		1,050,000	982,406
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		965,000	972,971
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]		370,000	386,187
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]		510,000	541,875
Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]		260,000	279,500
10.50% Sr. Unsec. Nts., 4/15/23[1]		190,000	215,650
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19		594,000	609,990
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		260,000	260,000
5.25% Sr. Unsec. Nts., 8/1/23[1]		495,000	511,087
Olin Corp., 5.125% Sr. Unsec. Nts., 9/15/27		300,000	316,500
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	1,265,000	1,622,287
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]		690,000	685,688
6.50% Sr. Unsec. Nts., 2/1/22[1]		730,000	755,550
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		806,000	852,345
PQ Corp., 5.75% Sr. Unsec. Nts., 12/15/25[1]		270,000	275,400
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		980,000	1,069,425
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22		692,000	709,803
3.75% Sr. Unsec. Nts., 3/15/27		234,000	237,163
4.25% Sr. Unsec. Nts., 1/15/48		223,000	222,427
Sherwin-Williams Co. (The):
3.45% Sr. Unsec. Nts., 6/1/27		110,000	111,946
3.95% Sr. Unsec. Nts., 1/15/26		418,000	436,526
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		535,000	551,050
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25		530,000	535,963
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]		790,000	837,400
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		585,000	581,236
			20,556,662

Construction Materials—0.2%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		535,000	520,956

	Principal Amount	Value
Construction Materials (Continued)
James Hardie International Finance DAC:
4.75% Sr. Unsec. Nts., 1/15/25[1]	$270,000	$273,375
5.00% Sr. Unsec. Nts., 1/15/28[1]	265,000	268,312
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	209,000	206,393
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	447,000	444,453
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]	500,000	529,375
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	260,000	265,850
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	745,000	802,738
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	687,000	703,371
		4,014,823

Containers & Packaging—0.7%
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	270,000	279,450
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	1,140,000	1,137,150
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	1,000,000	1,017,500
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	765,000	795,600
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	390,000	378,761
4.80% Sr. Unsec. Nts., 6/15/44	366,000	401,837
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	1,050,000	1,038,975
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	535,000	537,060
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	500,000	519,375
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	690,000	743,092
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	800,000	826,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	745,000	772,006
7.00% Sr. Unsec. Nts., 7/15/24[1]	1,415,000	1,518,118
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	585,000	620,100
5.125% Sr. Unsec. Nts., 12/1/24[1]	785,000	843,875
6.875% Sr. Unsec. Nts., 7/15/33[1]	270,000	315,225
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	755,000	777,650
		12,521,774

Metals & Mining—1.5%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	1,070,000	1,131,525
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	1,325,000	1,318,375
7.00% Sr. Unsec. Nts., 3/15/27	630,000	644,175
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	245,000	268,275
7.00% Sr. Unsec. Nts., 9/30/26[1]	240,000	270,600
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	947,000	942,265
9.50% Sr. Sec. Nts., 4/1/21[1]	515,000	545,900
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	530,000	573,391
Anglo American Capital plc: 3.625% Sr. Unsec. Nts., 9/11/24[1]	224,000	223,140

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Metals & Mining (Continued)
Anglo American Capital plc: (Continued)
4.00% Sr. Unsec. Nts., 9/11/27[1]	$365,000	$363,033
ArcelorMittal:
7.25% Sr. Unsec. Nts., 3/1/41	295,000	374,650
7.50% Sr. Unsec. Nts., 10/15/39	475,000	610,375
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	785,000	778,131
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	510,000	538,687
First Quantum Minerals Ltd.:
7.25% Sr. Unsec. Nts., 5/15/22[1]	435,000	458,185
7.25% Sr. Unsec. Nts., 4/1/23[1]	780,000	842,400
Freeport-McMoRan, Inc.:
4.55% Sr. Unsec. Nts., 11/14/24	530,000	541,501
5.40% Sr. Unsec. Nts., 11/14/34	915,000	935,587
5.45% Sr. Unsec. Nts., 3/15/43	540,000	542,025
Gerdau Trade, Inc., 4.875% Sr. Unsec. Nts., 10/24/27[1]	1,395,000	1,389,769
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	250,000	291,849
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	505,000	555,500
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	1,075,000	1,092,340
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1]	790,000	796,912
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	255,000	268,519
Metinvest BV, 9.373% Sr. Sec. Nts., 12/31/21[14]	535,441	561,276
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	535,000	530,987
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	400,000	414,000
Petropavlovsk 2016 Ltd., 8.125% Sr. Unsec. Nts., 11/14/22[1]	540,000	531,900
Polyus Finance plc, 5.25% Sr. Unsec. Nts., 2/7/23[1]	1,065,000	1,119,246
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	975,000	1,329,314
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr.
Unsec. Nts., 6/15/25[1]	330,000	346,500
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	1,225,000	1,218,875
6.125% Sr. Unsec. Nts., 10/1/35	550,000	618,750
United States Steel Corp., 6.875% Sr. Unsec. Nts., 8/15/25	530,000	555,864
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[1]	535,000	559,771
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[3]	535,000	603,213
		24,686,805

Paper & Forest Products—0.3%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	780,000	787,800
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	788,000	815,580
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26[1]	250,000	254,375
6.50% Sr. Unsec. Nts., 2/1/24	510,000	543,150
7.75% Sr. Unsec. Nts., 12/1/22	500,000	530,000
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	1,150,000	1,251,315
		4,182,220

	Principal Amount	Value
Telecommunication Services—2.3%
Diversified Telecommunication Services—1.4%
AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	$380,000	$382,417
4.30% Sr. Unsec. Nts., 2/15/30[1]	744,000	744,874
4.35% Sr. Unsec. Nts., 6/15/45	763,000	706,059
5.15% Sr. Unsec. Nts., 2/14/50	283,000	285,522
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	755,000	781,425
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	748,000	1,119,626
CB Escrow Corp., 8.00% Sr. Unsec. Nts., 10/15/25[1]	265,000	270,300
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	785,000	717,294
6.45% Sr. Unsec. Nts., Series S, 6/15/21	1,200,000	1,218,000
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	1,375,000	1,375,000
Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	520,000	520,000
Deutsche Telekom International Finance
BV, 2.225% Sr. Unsec. Nts., 1/17/20[1]	923,000	919,016
Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	590,000	426,092
10.50% Sr. Unsec. Nts., 9/15/22	2,290,000	1,737,537
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	1,195,000	1,175,940
5.625% Sr. Unsec. Nts., 2/1/23	490,000	494,900
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	260,000	230,100
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	785,000	754,122
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	577,000	579,095
4.103% Sr. Unsec. Nts., 3/8/27	252,000	260,815
5.213% Sr. Unsec. Nts., 3/8/47	351,000	399,558
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	289,000	388,593
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	780,000	801,937
5.125% Sr. Unsec. Nts., 4/15/25	780,000	812,175
5.375% Sr. Unsec. Nts., 4/15/27	390,000	416,812
6.00% Sr. Unsec. Nts., 4/15/24	985,000	1,046,562
6.50% Sr. Unsec. Nts., 1/15/26	825,000	902,344
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	342,000	333,069
4.125% Sr. Unsec. Nts., 8/15/46	394,000	365,126
4.522% Sr. Unsec. Nts., 9/15/48	732,000	723,065
Windstream Services LLC/Windstream Finance Corp.:
8.625% Sr. Sec. Nts., 10/31/25	1,062,000	1,027,485
8.75% Sr. Unsec. Nts., 12/15/24	454,000	319,502
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	265,000	270,963
6.00% Sr. Unsec. Nts., 4/1/23	1,345,000	1,407,610
		23,912,935

Wireless Telecommunication Services—0.9%
C&W Senior Financing Designated Activity Co., 6.875% Sr. Unsec. Nts., 9/15/27[1]	650,000	682,500
Digicel Group Ltd.:
7.125% Sr. Unsec. Nts., 4/1/22[1]	535,000	497,427
8.25% Sr. Unsec. Nts., 9/30/20[1]	325,000	320,547
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5.00% Sr. Unsec. Nts., 8/1/21[1]	1,595,000	1,647,166
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	267,158	269,496
Sprint Communications, Inc.: 6.00% Sr. Unsec. Nts., 11/15/22	1,975,000	1,979,937

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Sprint Communications, Inc.: (Continued)
7.00% Sr. Unsec. Nts., 3/1/20[1]	$850,000	$911,625
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	2,505,000	2,555,100
7.875% Sr. Unsec. Nts., 9/15/23	2,075,000	2,215,063
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[3]	1,040,000	1,068,600
VimpelCom Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[1]	1,075,000	1,092,738
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	805,000	769,580
		14,009,779

Utilities—2.0%
Electric Utilities—0.6%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	395,000	413,059
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	470,000	492,198
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	382,000	383,986
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	456,000	453,499
3.75% Sr. Unsec. Nts., 9/1/46	183,000	181,584
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	539,000	540,390
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	608,000	612,811
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	764,000	761,228
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[1]	462,000	459,795
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	263,000	276,347
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	240,000	261,646
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	230,000	263,169
Intelsat Jackson Holdings SA, 9.75% Sr. Unsec. Nts., 7/15/25[1]	790,000	762,350
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	210,000	254,088
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]	340,000	342,604
NextEra Energy Operating Partners LP:
4.25% Sr. Unsec. Nts., 9/15/24[1]	342,000	348,840
4.50% Sr. Unsec. Nts., 9/15/27[1]	265,000	264,338
PPL Capital Funding, Inc., 4.358%
[US0003M+266.5] Jr. Sub. Nts., 3/30/67[2]	352,000	349,360
PPL WEM Ltd./Western Power
Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	828,000	887,945
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	523,000	533,938
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	332,000	356,850
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	829,000	822,477
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	488,000	506,894
		10,529,396

Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	660,000	621,225
6.75% Sr. Unsec. Nts., 6/15/23	690,000	636,525

	Principal Amount	Value
Gas Utilities (Continued)
Suburban Propane Partners LP/Suburban
Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	$645,000	$633,713
		1,891,463

Independent Power and Renewable Electricity Producers—0.8%
AES Andres BV/Dominican Power
Partners/Empresa Generadora de
Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	565,000	614,437
AES Corp., 6.00% Sr. Unsec. Nts., 5/15/26	980,000	1,063,300
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	470,000	479,400
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	1,230,000	1,210,025
5.75% Sr. Unsec. Nts., 1/15/25	1,325,000	1,263,719
Dynegy, Inc.:
8.00% Sr. Unsec. Nts., 1/15/25[1]	1,465,000	1,593,187
8.125% Sr. Unsec. Nts., 1/30/26[1]	1,325,000	1,452,531
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18[8]	610,000	488,000
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 10.06%, 12/30/28	492,019	499,399
NRG Energy, Inc.:
5.75% Sr. Unsec. Nts., 1/15/28[1]	535,000	541,688
6.625% Sr. Unsec. Nts., 1/15/27	665,000	706,562
7.25% Sr. Unsec. Nts., 5/15/26	1,135,000	1,241,395
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21	535,000	492,200
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]	670,000	665,813
5.00% Sr. Unsec. Nts., 1/31/28[1]	400,000	396,500
		12,708,156

Multi-Utilities—0.5%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]	330,000	329,175
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	468,000	469,390
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	746,000	746,711
4.90% Sr. Unsec. Nts., 8/1/41	322,000	373,153
InterGen NV, 7.00% Sr. Sec. Nts., 6/30/23[1]	1,055,000	1,023,350
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	1,280,000	1,288,032
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	395,000	411,294
7.768% Sr. Unsec. Nts., 12/15/37[1]	650,000	804,375
NiSource Finance Corp.:
3.49% Sr. Unsec. Nts., 5/15/27	674,000	687,163
6.80% Sr. Unsec. Nts., 1/15/19	130,000	135,890
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	784,000	771,346
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	626,000	634,207
		7,674,086

Water Utilities—0.0%
Aegea Finance Sarl, 5.75% Sr. Unsec. Nts., 10/10/24[1]	625,000	637,500
Total Corporate Bonds and Notes (Cost $731,873,724)		741,112,226

	Shares
Preferred Stocks—0.7%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	12,600	330,750
American Homes 4 Rent, 6.50% Cum. Cv., Series D, Non-Vtg.	13,000	355,940

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Shares	Value
Preferred Stocks (Continued)
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	14,375	$361,100
Carlyle Group LP (The), 5.875% Non-Cum., Series A, Non-Vtg.	13,650	346,300
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	31,125	855,315
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	3,900	107,601
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	9,350	249,364
Dominion Energy, Inc., 5.25% Cum.	13,900	355,423
eBay, Inc., 6.00% Cv.	12,700	342,138
Fifth Third Bancorp, 6.625% Non-Cum., Non- Vtg. [US0003M+371][2]	15,900	453,150
First Republic Bank, 7.00% Non-Cum.	9,200	240,396
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	20,025	519,649
Goldman Sachs Group, Inc. (The), 6.30% Non- Cum., Series N, Non-Vtg.	24,775	689,736
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg. [US0003M+559.6][2]	21,750	636,405
Huntington Bancshares, Inc., 6.25% Non- Cum., Non-Vtg.	9,800	275,772
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	28,100	812,652
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	20,200	547,420
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	19,175	534,024
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	9,775	256,691
Peabody Energy Corp., 8.50% Cv., Series A, Vtg.	2,255	179,002
PNC Financial Services Group, Inc.
(The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	17,900	506,570
Prudential Financial, Inc., 5.75% Jr. Sub.	10,125	255,656
Qwest Corp., 7.00% Sr. Unsec.	19,525	482,463
Senior Housing Properties Trust, 5.625% Sr. Unsec.	13,925	351,885
State Street Corp., 6.00% Non-Cum., Non-Vtg.	18,275	483,557
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	19,100	539,002
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	15,300	384,872
Wells Fargo & Co., 5.625% Non-Cum., Non- Vtg.	5,000	129,700
Wells Fargo & Co., 6.625% Non-Cum Non- Vtg. [US0003M+369][2]	11,800	337,716
Total Preferred Stocks (Cost $11,700,174)		11,920,249

Common Stocks—0.2%
Arco Capital Corp. Ltd.[1,9,11,15]	690,638	—
Carrizo Oil & Gas, Inc.[15]	11,001	234,101
Dynegy, Inc.[15]	68,001	805,812

		Shares	Value
Common Stocks (Continued)
JSC Astana Finance, GDR[3,9,15]		446,838	$—
Newfield Exploration Co.[15]		7,383	232,786
Parsley Energy, Inc., Cl. A15		8,264	243,292
Peabody Energy Corp.[15]		3,450	135,827
Premier Holdings Ltd.[9,15]		18,514	—
Quicksilver Resources, Inc.[9,15]		4,151,000	78,263
Range Resources Corp.		15,901	271,271
RSP Permian, Inc.[15]		6,836	278,088
Sabine Oil[15]		822	39,045
Schlumberger Ltd.		3,595	242,267
SM Energy Co.		12,750	281,520
Valeant Pharmaceuticals International, Inc.[15]		32,064	666,290
Total Common Stocks (Cost $8,422,948)			3,508,562

		Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[9,15]		8,584	102,922
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[15]		2,611	18,277
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[15]		465	2,790
Total Rights, Warrants and Certificates (Cost $420,786)			123,989

		Principal Amount
Structured Securities—0.3%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,16]		$1,017,404	467,799
3.054%, 4/30/25[1,16]		1,296,330	596,048
3.098%, 4/30/25[1,16]		1,119,173	514,592
3.131%, 4/30/25[1,16]		1,000,400	459,980
3.179%, 4/30/25[1,16]		1,245,578	572,712
3.231%, 4/30/25[1,16]		1,421,639	653,664
3.265%, 4/30/25[1,16]		1,135,723	522,201
3.346%, 4/30/25[1,16]		1,067,531	490,847
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[8,9,16]		2,994	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[9]	RUB	29,185,674	223,349
Total Structured Securities (Cost $8,613,867)			4,501,192
Short-Term Notes—0.6%
Arab Republic of Egypt Treasury Bills: 17.17%, 8/14/18[16]	EGP	80,500,000	4,065,354
18.696%, 2/27/18[16]	EGP	54,500,000	2,989,806
21.693%, 1/16/18[16]	EGP	48,800,000	2,734,540
Total Short-Term Notes (Cost $9,812,961)			9,789,700

		Shares
Investment Companies—27.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[17,18]		41,765,253	41,765,253
Oppenheimer Master Event-Linked Bond Fund, LLC[18]		2,520,983	38,519,475
Oppenheimer Master Loan Fund, LLC[18]		14,397,097	242,778,840
Oppenheimer Ultra-Short Duration Fund, Cl. Y18		27,024,582	135,393,154
Total Investment Companies (Cost $459,630,836)			458,456,722

			Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)

Exchange-Traded Option Purchased—0.0%

S&P 500 Index Put[15] (Cost $396,225)		USD	263.000	2/16/18	USD	1,904	USD 509,055	424,592

	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)

Over-the-Counter Options Purchased—0.0%

AUD Currency Call[15]	HSBC	NZD	1.105	3/15/18	AUD	20,800,000	AUD 20,800	159,874

BRL Currency Call[15]	BAC	BRL	3.200	2/27/18	BRL	40,800,000	BRL 160,000	63,281

29    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)	Value

Over-the-Counter Options Purchased (Continued)

EUR Currency Call[15]	HSBC	PLN	4.270	3/13/18	EUR	20,624,607	EUR 1,002	$79,150

S&P 500 Index Put[15,19]	DEU	USD	2521.300	3/16/18	USD	20,461	USD 5,470,473	79,991

SGD Currency Put[15]	BNP	SGD	1.354	3/2/18	SGD	18,595,000	SGD 67,700	32,225

SX5E Index Put[15]	JPM	EUR	3407.650	6/15/18	EUR	7,851	EUR 27,563	2,826

Total Over-the-Counter Options Purchased (Cost $1,161,955)								417,347

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.0%

CAP Swap Maturing 1/24/18 Call[15]	BAC	Receive	MAX [0; (FRO1– FRO2) – Strike Swap Rate]	62.500%	1/22/18	EUR	468,090	32,648

Interest Rate Swap			Three-Month USD
Maturing 1/31/28 Call[15]	BAC	Receive	BBA LIBOR	2.576	1/25/18	USD	39,000	27,657

Interest Rate Swap			Six-Month GBP BBA
Maturing 3/13/28 Call[15]	BAC	Receive	LIBOR	1.440	3/12/18	GBP	24,000	125,103

Interest Rate Swap			Six-Month EUR
Maturing 6/21/48 Call[15]	UBS	Receive	EURIBOR	1.610	6/19/18	EUR	11,700	270,130
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $1,063,619)								455,538

Total Investments, at Value (Cost $1,821,274,342)							109.8%	1,835,550,988

Net Other Assets (Liabilities)							(9.8)	(164,524,920)

Net Assets							100.0%	$1,671,026,068

Consolidated Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $477,173,775 or 28.56% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Restricted security. The aggregate value of restricted securities at period end was $10,229,177, which represents 0.61% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/8/10 –11/10/17	$2,102,385	$2,081,477	$(20,908)
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25	2/2/17	1,021,899	1,106,700	84,801
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22	4/14/14 – 3/1/17	1,109,386	1,149,400	40,014
Credit Acceptance Auto Loan Trust, Series 2017-3A, Cl. C, 3.48%, 10/15/26	10/17/17	564,910	561,245	(3,665)
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14 – 3/2/17	911,064	925,363	14,299
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,848	28,803	(500,045)
JSC Astana Finance, GDR	6/5/15	—	—	—
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	491,883	496,969	5,086
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/22/16 – 3/1/17	1,115,987	1,231,050	115,063
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	265,000	277,588	12,588
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	1,034,863	1,068,600	33,737
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	10/30/14 – 11/3/14	672,934	698,769	25,835
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	580,876	603,213	22,337

		$10,400,035	$10,229,177	$ (170,858)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,567,460 or 0.21% of the

Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. Security received as the result of issuer reorganization.

12. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

30    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Consolidated Footnotes to Statement of Investments (Continued)

13. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

14. Interest or dividend is paid-in-kind, when applicable.

15. Non-income producing security.

16. Zero coupon bond reflects effective yield on the original acquisition date.

17. Rate shown is the 7-day yield at period end.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	38,454,698	589,225,400	585,914,845	41,765,253
Oppenheimer Master Event-Linked Bond Fund, LLC	2,520,983	—	—	2,520,983
Oppenheimer Master Loan Fund, LLC	12,870,585	1,526,512	—	14,397,097
Oppenheimer Ultra-Short Duration Fund, Cl. Y	4,042,818	27,692,343	4,710,579	27,024,582

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$41,765,253	$515,600	$—	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	38,519,475	2,692,115[a]	(877,906)[a]	(3,575,033)[a]
Oppenheimer Master Loan Fund, LLC	242,778,840	14,088,246[b]	(98)[b]	(3,124,913)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	135,393,154	931,758	—	—

Total	$458,456,722	$18,227,719	$(878,004)	$(6,699,946)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19. Knock-out option becomes ineligible for exercise if at any time the price of the index is equal to or less than 2,255.90 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings (Unaudited)	Value	Percent

United States	$1,485,374,148	80.7%
Brazil	35,164,379	1.9
Canada	25,414,770	1.3
Indonesia	21,256,522	1.2
United Kingdom	17,829,293	1.0
Russia	16,251,083	0.9
Mexico	15,214,345	0.8
India	13,938,117	0.8
Ukraine	12,847,504	0.7
Egypt	12,747,143	0.7
Argentina	9,678,128	0.5
Peru	9,214,041	0.5
Turkey	9,123,392	0.5
Kazakhstan	8,885,376	0.5
Netherlands	8,598,809	0.5
South Africa	7,767,085	0.4
Colombia	6,654,442	0.4
France	6,144,396	0.3
Poland	5,721,886	0.3
Ireland	5,671,769	0.3
Luxembourg	5,325,039	0.3
Chile	5,136,240	0.3
Australia	5,055,242	0.3
Germany	5,032,205	0.3
Sri Lanka	4,959,880	0.3
Romania	4,408,630	0.3
Dominican Republic	4,109,686	0.2
Spain	4,001,072	0.2
Uruguay	3,987,738	0.2
Belgium	3,838,342	0.2
Ivory Coast	3,495,605	0.2
Switzerland	3,470,803	0.2
Hungary	3,461,827	0.2
Malaysia	3,397,879	0.2
Bermuda	2,894,756	0.2
Italy	2,670,694	0.2
Jamaica	2,658,142	0.2
Thailand	2,573,926	0.1
Hong Kong	2,325,130	0.1
New Zealand	2,290,124	0.1
Serbia	2,279,696	0.1
United Arab Emirates	2,200,696	0.1
China	2,118,251	0.1

31    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent

Croatia	$1,922,730	0.1%
Nigeria	1,860,574	0.1
Iraq	1,624,399	0.1
Mongolia	1,496,924	0.1
Belarus	1,338,019	0.1
Ecuador	1,245,566	0.1
Morocco	1,163,821	0.1
Senegal	1,151,021	0.1
Honduras	1,090,445	0.1
Bahamas	1,079,800	0.1
Gabon	982,414	0.1
Angola	872,962	0.1
Israel	729,750	0.0
Panama	617,826	0.0
Portugal	612,811	0.0
Norway	581,236	0.0
Singapore	486,570	0.0
Mauritius	462,250	0.0
Guernsey	386,016	0.0
Eurozone	384,754	0.0
Macau	272,869	0.0

Total	$1,835,550,988	100.0%

Forward Currency Exchange Contracts as of December 31, 2017

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	03/2018	AUD	21,975	USD	16,628	$515,486	$—
BAC	03/2018	CNH	9,830	USD	1,474	28,213	—
BAC	04/2018	IDR	122,856,000	USD	8,804	200,891	—
BAC	03/2018	MXN	78,300	USD	3,952	—	24,582
BAC	03/2018	NZD	12,110	USD	8,457	117,137	—
BAC	03/2018	RUB	486,900	USD	8,115	238,114	—
BAC	03/2018	USD	8,305	AUD	10,930	—	222,161
BAC	02/2018 - 04/2018	USD	21,602	IDR	300,470,000	—	442,707
BAC	03/2018	USD	25,103	ILS	88,100	—	295,830
BAC	03/2018	USD	8,821	INR	567,000	2,515	—
BAC	02/2018	USD	1,370	MYR	5,605	—	7,174
BAC	03/2018	USD	16,763	NZD	24,170	—	349,226
BNP	02/2018 - 06/2018	ARS	157,330	USD	8,251	—	289,897
BOA	03/2018	COP	11,250,000	USD	3,706	39,163	—
BOA	03/2018	CZK	79,800	USD	3,711	49,430	—
BOA	03/2018	INR	631,000	USD	9,678	135,715	—
BOA	03/2018	MXN	132,300	USD	6,849	—	212,875
BOA	03/2018	PHP	7,000	USD	138	1,914	—
BOA	03/2018	PLN	13,230	USD	3,691	110,739	—
BOA	03/2018	USD	8,516	EUR	7,040	37,400	—
BOA	03/2018	USD	4,448	INR	290,000	—	62,373
BOA	03/2018	USD	3,624	MXN	70,000	112,632	—
BOA	03/2018	USD	1,165	PEN	3,780	2,280	—
BOA	03/2018	USD	13,618	RUB	815,000	—	364,070
CITNA-B	01/2018	BRL	26,360	USD	7,955	9,519	18,018
CITNA-B	03/2018	EUR	7,040	USD	8,451	26,930	—
CITNA-B	02/2018	IDR	168,070,000	USD	12,359	23,582	—
CITNA-B	03/2018	SGD	6,560	USD	4,877	34,194	—
CITNA-B	01/2018	USD	7,969	BRL	26,360	21,861	—
CITNA-B	01/2018	USD	2,587	EGP	48,800	—	144,612
CITNA-B	02/2018	USD	690	IDR	9,378,500	—	1,316
CITNA-B	03/2018	ZAR	68,900	USD	5,423	81,386	—
GSCO-OT	02/2018	MYR	17,050	USD	4,173	17,232	—
GSCO-OT	03/2018	USD	268	RON	1,060	—	3,823
HSBC	03/2018	USD	3,946	MXN	78,100	28,464	—
JPM	01/2018	BRL	26,700	USD	8,071	—	22,143
JPM	03/2018	HUF	401,000	USD	1,504	50,028	—
JPM	04/2018	IDR	119,819,000	USD	8,666	115,815	—
JPM	03/2018	PHP	15,000	USD	297	2,711	—
JPM	03/2018	RUB	250,500	USD	4,209	88,340	—
JPM	03/2018	THB	147,200	USD	4,531	—	6,239
JPM	03/2018	TRY	37,380	USD	9,549	93,801	2,846
JPM	01/2018	USD	8,014	BRL	26,700	—	35,197

32    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	03/2018	USD	814	CLP	519,000	$—	$28,688
JPM	03/2018	USD	1,010	CZK	21,700	—	12,803
JPM	03/2018	USD	10,612	EUR	8,760	62,757	351
JPM	02/2018	USD	672	IDR	9,160,000	—	2,694
JPM	03/2018	USD	7,136	TRY	28,270	—	153,957
JPM	03/2018	USD	7,040	ZAR	97,430	—	743,920
TDB	01/2018 - 02/2018	BRL	24,390	USD	7,414	—	66,591
TDB	03/2018	EUR	765	USD	907	14,435	—
TDB	01/2018 - 02/2018	USD	10,330	BRL	33,855	139,911	—
TDB	03/2018	USD	1,140	CLP	747,000	—	73,422

Total Unrealized Appreciation and Depreciation						$2,402,595	$3,587,515

Futures Contracts as of December 31, 2017

Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

Euro-BOBL	Sell	3/08/18	546	EUR	86,906	$86,220,092	$685,631
Euro-BUND	Sell	3/08/18	254	EUR	49,663	49,273,903	389,114
United States Treasury Long Bonds	Buy	3/20/18	138	USD	21,114	21,114,000	(206)
United States Treasury Nts., 10 yr.	Buy	3/20/18	660	USD	82,117	81,870,938	(245,863)
United States Treasury Nts., 10 yr.	Sell	3/20/18	324	USD	40,343	40,191,188	152,084
United States Treasury Nts., 2 yr.	Sell	3/29/18	135	USD	28,951	28,904,766	46,202
United States Treasury Nts., 2 yr.	Buy	3/29/18	376	USD	80,647	80,505,126	(141,937)
United States Treasury Nts., 5 yr.	Sell	3/29/18	16	USD	1,861	1,858,625	2,833
United States Treasury Nts., 5 yr.	Buy	3/29/18	438	USD	51,001	50,879,860	(120,847)
United States Ultra Bonds	Buy	3/20/18	197	USD	32,839	33,028,281	188,997

							$956,008

Over-the-Counter Options Written at December 31, 2017

Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value

AUD Currency Call	HSBC	NZD	1.128	3/15/18	AUD	(20,800,000)	AUD 80,000	$62,988	$(58,713)

AUD Currency Put	HSBC	NZD	1.068	3/15/18	AUD	(20,800,000)	AUD 80,000	50,630	(31,947)

BRL Currency Put	BAC	BRL	3.410	2/27/18	BRL	(43,477,500)	BRL 170,500	118,575	(146,562)

BRL Currency Call	BAC	BRL	3.140	2/27/18	BRL	(40,035,000)	BRL 157,000	123,037	(29,346)

EUR Currency Put	HSBC	PLN	4.170	3/13/18	EUR	(20,624,607)	EUR 75,000	77,598	(138,357)

EUR Currency Call	HSBC	PLN	4.320	3/13/18	EUR	(20,624,607)	EUR 75,000	100,635	(43,882)

RUB Currency Call	BAC	RUB	56.800	1/11/18	RUB	(774,900,000)	RUB 3,075,000	125,376	(14,723)

RUB Currency Put	BAC	RUB	61.500	1/11/18	RUB	(839,000,000)	RUB 2,840,000	94,677	(5,034)

SGD Currency Put	BNP	SGD	1.366	3/2/18	SGD	(18,760,000)	SGD 68,300	38,701	(14,614)

SGD Currency Call	BNP	SGD	1.329	3/2/18	SGD	(18,250,000)	SGD 6,645	37,901	(59,258)

Total Over-the-Counter Options Written								$830,118	$(542,436)

Centrally Cleared Credit Default Swaps at December 31, 2017

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)

Federative Republic of Brazil	Sell	1.000%	6/20/22	USD	2,500	$154,768	$(44,795)	$109,973

People’s Republic of China	Buy	1.000	12/20/22	USD	4,400	70,082	(104,295)	(34,213)

Petrobras Global Finance BV	Sell	1.000	12/20/20	USD	1,000	10,092	(7,700)	2,392

Petrobras Global Finance BV	Sell	1.000	12/20/20	USD	1,000	10,178	(7,700)	2,478

Republic of Korea	Buy	1.000	12/20/22	USD	6,600	76,440	(147,108)	(70,668)

Republic of South Africa	Buy	1.000	12/20/22	USD	3,000	(133,441)	77,513	(55,928)

Republic of South Africa	Buy	1.000	12/20/22	USD	3,000	(133,650)	77,513	(56,137)

Republic of Turkey	Buy	1.000	12/20/22	USD	2,000	(73,364)	58,401	(14,963)

Total Cleared Credit Default Swaps						$(18,895)	$(98,171)	$(117,066)

Over-the-Counter Credit Default Swaps at December 31, 2017

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount 000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)

Federative Republic of Brazil	BNP	Sell	1.000%	12/20/18	USD	1,190	$94,152	$6,687	$100,839

Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD	1,000	32,421	(26,675)	5,746

Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD	1,000	30,175	(26,675)	3,500

Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	2,697	48,743	23,545	72,288

State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	21,565	93,356

Total Over-the-Counter Credit Default Swaps							$277,282	$(1,553)	$275,729

33    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**(Unaudited)

Non-Investment Grade Corporate Debt	$4,000,000	$—	BB+ to BB
Investment Grade Single Name Corporate Debt	1,740,000	—	BBB-
Investment Grade Sovereign Debt	2,697,000	—	BBB
Non-Investment Grade Sovereign Debt	3,690,000	—	BB

Total USD	$12,127,000	$—

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
		Three-Month USD
BAC	Receive	BBA LIBOR	1.839%	8/24/22	USD	33,566	$403,984	$403,984

		Six-Month JPY BBA
BAC	Receive	LIBOR	0.296	11/29/27	JPY	4,654,000	145,880	145,880

		Three-Month USD
BAC	Receive	BBA LIBOR	2.203	5/31/22	USD	90,985	189,524	189,524

		Six-Month PLN
CITNA-B	Pay	WIBOR WIBO	2.990	11/17/27	PLN	5,770	10,181	10,181

CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN	284,240	(719,740)	(719,740)

CITNA-B	Pay	BZDI	11.710	1/4/21	BRL	16,750	366,685	366,685

		Six-Month HUF
CITNA-B	Pay	BUBOR	1.390	1/25/22	HUF	784,000	136,293	136,293

		Three-Month ZAR
DEU	Receive	JIBAR SAFEX	8.310	6/29/26	ZAR	28,050	(74,958)	(74,958)

		Three-Month ZAR
DEU	Pay	JIBAR SAFEX	7.675	2/21/22	ZAR	26,465	36,368	36,368

DEU	Pay	BZDI	10.570	1/4/21	BRL	15,500	185,385	185,385

DEU	Pay	MXN TIIE BANXICO	7.380	2/18/22	MXN	182,700	(163,336)	(163,336)

		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	7.930	11/27/22	ZAR	55,000	117,120	117,120

Total of Centrally Cleared Interest Rate Swaps							$633,386	$633,386

Over-the-Counter Interest Rate Swaps at December 31, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)

		Six-Month INR FBIL MIBOR OIS
BOA	Pay	Compound	6.330%	1/31/22	INR	210,000	$—	$(12,441)	$(12,441)

		Three-Month KRW CD
BOA	Receive	KSDA	1.860	3/6/24	KRW	4,472,500	18	68,307	68,325

		Six-Month THB
BOA	Pay	THBFIX	1.765	10/17/22	THB	477,530	—	(50,005)	(50,005)

		Six-Month THB
BOA	Pay	THBFIX	2.200	3/20/22	THB	99,500	—	62,487	62,487

		Three-Month COP IBR
CITNA-B	Pay	OIS Compound	5.370	3/24/20	COP	13,032,090	—	84,963	84,963

		1 Time COP IBR OIS
CITNA-B	Receive	Compound	4.490	8/14/18	COP	53,300,000	—	(18,169)	(18,169)

		1 Time COP IBR OIS
CITNA-B	Receive	Compound	5.870	3/24/18	COP	40,160,110	—	(77,435)	(77,435)

		1 Time COP IBR OIS
CITNA-B	Pay	Compound	4.580	5/14/19	COP	27,560,000	—	38,166	38,166

		Three-Month KRW CD
DEU	Pay	KSDA	1.480	4/20/18	KRW	102,630,000	(189)	(22,342)	(22,531)

		Three-Month COP IBR
GSCOI	Pay	OIS Compound	5.530	1/17/19	COP	20,871,770	—	109,378	109,378

		Six-Month THB
JPM	Pay	THBFIX	2.603	3/24/27	THB	53,200	—	57,296	57,296

		Three-Month MYR
JPM	Receive	KLIBOR BNM	4.005	2/21/22	MYR	13,230	—	(16,445)	(16,445)

34    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)

		Three-Month MYR
SCB	Pay	KLIBOR BNM	3.310%	8/19/21	MYR	45,000	$—	$(207,924)	$(207,924)

Total of Over-the-Counter Interest Rate Swaps							$(171)	$15,836	$15,665

Over-the-Counter Total Return Swaps at December 31, 2017

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

			One-Month USD BBA
PowerShares Senior Loan			LIBOR plus 30 basis
Exchange Traded Fund	CITNA-B	Receive	points	1/12/18	USD	16,694	$28,394	$28,394

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Interest Rate Swaptions Written at December 31, 2017

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value

Interest Rate Swap Maturing 1/31/28 Call	BAC	Pay	Three-Month USD BBA LIBOR	2.776%	1/25/18	USD	78,000	$250,900	$(6,919)

Interest Rate Swap Maturing 3/13/28 Call	BAC	Pay	Six-Month GBP BBA LIBOR	1.690	3/12/18	GBP	24,000	169,234	(20,998)

Total Over-the-Counter Interest Rate Swaptions Written								$420,134	$(27,917)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Offshore ChineseRenminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar

35    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BAXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negra Malaysia
BOBL	German Federal Obligation
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
FRO1	Floating Rate Option 30 yr. Rate
FRO2	Floating Rate Option 10 yr. Rate
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
LIBOR	London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR4	London Interbank Offered Rate-Quarterly
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s
SX5E	The EURO STOXX 50 Index
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Consolidated Financial Statements.

36    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,361,643,506)	$1,377,094,266
Affiliated companies (cost $459,630,836)	458,456,722
1,835,550,988
Cash	16,389,188
Cash—foreign currencies (cost $2,264,813)	2,282,640
Cash used for collateral on futures	3,355,000
Cash used for collateral on OTC derivatives	2,034,000
Cash used for collateral on centrally cleared swaps	5,833,060
Unrealized appreciation on forward currency exchange contracts	2,402,595
Swaps, at value (premiums received $214,704)	500,788
Centrally cleared swaps, at value (premiums paid $340,455)	1,804,847
Receivables and other assets:
Interest, dividends and principal paydowns	14,015,916
Investments sold (including $5,653,450 sold on a when-issued or delayed delivery basis)	10,270,215
Shares of beneficial interest sold	389,843
Variation margin receivable	281,132
Other	161,882
Total assets	1,895,272,094
Liabilities
Unrealized depreciation on forward currency exchange contracts	3,587,515
Options written, at value (premiums received $830,118)	542,436
Swaps, at value (net premiums received $62,407)	458,111
Centrally cleared swaps, at value (premiums received $321,560)	1,269,632
Swaptions written, at value (premiums received $420,134)	27,917
Payables and other liabilities:
Investments purchased (including $215,152,818 purchased on a when-issued or delayed delivery basis)	215,593,387
Shares of beneficial interest redeemed	625,106
Distribution and service plan fees	271,386
Trustees’ compensation	123,615
Shareholder communications	90,139
Other	1,656,782
Total liabilities	224,246,026
Net Assets	$1,671,026,068

Composition of Net Assets
Par value of shares of beneficial interest	$318,932
Additional paid-in capital	1,743,302,732
Accumulated net investment income	87,377,286
Accumulated net realized loss on investments and foreign currency transactions	(175,527,920)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	15,555,038
Net Assets	$1,671,026,068

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $393,336,559 and 76,639,515 shares of beneficial interest outstanding)	$5.13
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,277,689,509 and 242,292,872 shares of beneficial interest outstanding)	$5.27

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,685,880
Dividends	6,235
Net expenses	(183,365)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,508,750
Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	13,735,291
Dividends	352,955
Net expenses	(821,464)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	13,266,782
Total allocation of net investment income from master funds	15,775,532
Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $704,146)	66,535,740
Fee income on when-issued securities	2,053,139
Dividends:
Unaffiliated companies	699,059
Affiliated companies	1,447,358
Total investment income	70,735,296
Expenses
Management fees	10,357,738
Distribution and service plan fees—Service shares	3,239,860
Transfer and shareholder servicing agent fees:
Non-Service shares	400,923
Service shares	1,295,935
Shareholder communications:
Non-Service shares	53,411
Service shares	172,590
Custodian fees and expenses	132,321
Trustees’ compensation	65,665
Borrowing fees	46,107
Other	436,261
Total expenses	16,200,811
Less reduction to custodian expenses	(5,545)
Less waivers and reimbursements of expenses	(1,125,339)
Net expenses	15,069,927
Net Investment Income	71,440,901

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $ 90,753)	$(3,281,377)
Option contracts written	2,909,136
Futures contracts	2,890,384
Foreign currency transactions	(145,535)
Forward currency exchange contracts	3,878,041
Short Positions	8,408
Swap contracts	(1,700,384)
Swaption contracts written	2,568,884
Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(877,906)
Oppenheimer Master Loan Fund, LLC	(98)
Net realized gain	6,249,553
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	29,116,304
Translation of assets and liabilities denominated in foreign currencies	9,535
Forward currency exchange contracts	(2,088,758)
Futures contracts	1,389,721
Option contracts written	(347,704)
Swap contracts	859,510
Swaption contracts written	458,019
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(3,575,033)
Oppenheimer Master Loan Fund, LLC	(3,124,913)
Net change in unrealized appreciation/depreciation	22,696,681
Net Increase in Net Assets Resulting from Operations	$100,387,135

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$71,440,901	$66,559,264
Net realized gain (loss)	6,249,553	(87,282,592)
Net change in unrealized appreciation/depreciation	22,696,681	130,129,701
Net increase in net assets resulting from operations	100,387,135	109,406,373
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(9,178,475)	(20,719,866)
Service shares	(25,692,448)	(61,256,620)
	(34,870,923)	(81,976,486)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(23,313,057)	(34,595,904)
Service shares	(56,507,178)	(112,356,578)
	(79,820,235)	(146,952,482)
Net Assets
Total decrease	(14,304,023)	(119,522,595)
Beginning of period	1,685,330,091	1,804,852,686
End of period (including accumulated net investment income of $87,377,286 and $ 44,340,175, respectively)	$1,671,026,068	$1,685,330,091

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$4.94	$4.88	$5.30	$5.38	$5.67
Income (loss) from investment operations:
Net investment income[1]	0.22	0.20	0.23	0.26	0.28
Net realized and unrealized gain (loss)	0.09	0.11	(0.34)	(0.11)	(0.29)
Total from investment operations	0.31	0.31	(0.11)	0.15	(0.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.25)	(0.31)	(0.23)	(0.28)
Net asset value, end of period	$5.13	$4.94	$4.88	$5.30	$5.38

Total Return, at Net Asset Value[2]	6.27%	6.53%	(2.26)%	2.84%	(0.13)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$393,337	$401,308	$429,710	$586,951	$738,741
Average net assets (in thousands)	$400,945	$416,054	$510,765	$707,673	$734,707
Ratios to average net assets:[3,4]
Net investment income	4.40%	4.00%	4.51%	4.73%	5.12%
Expenses excluding specific expenses listed below	0.82%	0.79%	0.76%	0.74%	0.74%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	0.82%	0.79%	0.76%	0.74%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.74%	0.73%	0.71%	0.72%
Portfolio turnover rate[7]	74%	80%	79%	93%	107%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.83%
Year Ended December 31, 2016	0.80%
Year Ended December 31, 2015	0.77%
Year Ended December 31, 2014	0.75%
Year Ended December 31, 2013	0.74%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2017	$2,271,944,419	$2,153,905,799
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$5.07	$5.00	$5.42	$5.50	$5.79
Income (loss) from investment operations:
Net investment income[1]	0.22	0.19	0.23	0.25	0.27
Net realized and unrealized gain (loss)	0.08	0.12	(0.35)	(0.11)	(0.29)
Total from investment operations	0.30	0.31	(0.12)	0.14	(0.02)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.24)	(0.30)	(0.22)	(0.27)
Net asset value, end of period	$5.27	$5.07	$5.00	$5.42	$5.50

Total Return, at Net Asset Value[2]	6.04%	6.27%	(2.49)%	2.49%	(0.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,277,689	$1,284,022	$1,375,143	$1,551,247	$1,716,026
Average net assets (in thousands)	$1,295,999	$1,332,343	$1,496,350	$1,646,615	$1,794,640
Ratios to average net assets:[3,4]
Net investment income	4.15%	3.75%	4.26%	4.48%	4.88%
Expenses excluding specific expenses listed below	1.07%	1.04%	1.01%	0.99%	0.99%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.07%	1.04%	1.01%	0.99%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	0.99%	0.98%	0.96%	0.97%
Portfolio turnover rate[7]	74%	80%	79%	93%	107%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.08%
Year Ended December 31, 2016	1.05%
Year Ended December 31, 2015	1.02%
Year Ended December 31, 2014	1.00%
Year Ended December 31, 2013	0.99%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2017	$2,271,944,419	$2,153,905,799
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 51,485 shares with net assets of $4,465,296 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$953,909
Net assets	$4,465,296
Net income (loss)	$(42,520)
Net realized gain (loss)	$20,225
Net change in unrealized appreciation/depreciation	$42,830

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with

43    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$72,639,573	$—	$162,638,535	$18,160,866

1. At period end, the Fund had $162,638,535 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$162,638,535

2. During the reporting period, the Fund utilized $3,016,001 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

44    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$1,825	$6,467,133	$6,468,958

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016

Distributions paid from:
Ordinary income	$34,870,923	$81,976,486

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,818,322,421
Federal tax cost of other investments	61,096,061

Total federal tax cost	$1,879,418,482

Gross unrealized appreciation	$52,713,199
Gross unrealized depreciation	(34,552,333)

Net unrealized appreciation	$18,160,866

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes,

45    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$64,802,347	$—	$64,802,347
Mortgage-Backed Obligations	—	397,963,737	51,559	398,015,296
Foreign Government Obligations	—	140,031,551	—	140,031,551

46    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs	Value

Corporate Loans	$—	$1,991,677		$—	$1,991,677
Corporate Bonds and Notes	—	741,083,420		28,806	741,112,226
Preferred Stocks	11,920,249	—		—	11,920,249
Common Stocks	3,391,254	39,045		78,263	3,508,562
Rights, Warrants and Certificates	—	21,067		102,922	123,989
Structured Securities	—	4,277,843		223,349	4,501,192
Short-Term Notes	—	9,789,700		—	9,789,700
Investment Companies	177,158,407	281,298,315		—	458,456,722
Exchange-Traded Option Purchased	424,592	—		—	424,592
Over-the-Counter Options Purchased	—	417,347		—	417,347
Over-the-Counter Interest Rate Swaptions Purchased	—	455,538		—	455,538

Total Investments, at Value	192,894,502	1,642,171,587		484,899	1,835,550,988
Other Financial Instruments:
Swaps, at value	—	500,788		—	500,788
Centrally cleared swaps, at value	—	1,804,847		—	1,804,847
Futures contracts	1,464,861	—		—	1,464,861
Forward currency exchange contracts	—	2,402,595		—	2,402,595

Total Assets	$194,359,363	$1,646,879,817		$484,899	$1,841,724,079

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(458,111)		$—	$(458,111)
Centrally cleared swaps, at value	—	(1,269,632)		—	(1,269,632)
Futures contracts	(508,853)	—		—	(508,853)
Options written, at value	—	(542,436)		—	(542,436)
Forward currency exchange contracts	—	(3,587,515)		—	(3,587,515)
Swaptions written, at value	—	(27,917)		—	(27,917)

Total Liabilities	$(508,853)	$(5,885,611	) $	—	$(6,394,464)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government

47    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 16.7% of Master Loan and 14.0% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$215,152,818
Sold securities	5,653,450

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

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4. Investments and Risks (Continued)

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $18,000 of collateral to the Fund for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$2,543,506
Market Value	$488,003
Market Value as % of Net Assets	0.03%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, three shareholders each owned 20% or more of the Fund’s total outstanding shares.

Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 21% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk,

49    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $352,585,839 and $341,315,541, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $241,628,401 and $91,902,278 on futures contracts purchased and sold, respectively.

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6. Use of Derivatives (Continued)

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $499,557 and $676,045 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $746,313 and $501,392 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the

51    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $40,375,769 and $36,750,369 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $144,712,111 and $273,921,394 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $15,528,099 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted

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6. Use of Derivatives (Continued)

by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $1,369,686 and $1,100,582 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $536,155.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

53    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$643,612	$(643,612)	$–	$–	$–
Barclays Bank plc	1,351,045	(1,351,045)	–	–	–
BNP Paribas	60,477	(60,477)	–	–	–
Citibank NA	348,995	(259,550)	–	–	89,445
Deutsche Bank AG	79,991	(22,342)	–	–	57,649
Goldman Sachs Bank USA	17,232	(3,823)	–	–	13,409
Goldman Sachs International	109,378	–	–	–	109,378
HSBC Bank USA, NA	267,488	(267,488)	–	–	–
JPMorgan Chase Bank NA	473,574	(473,574)	–	–	–
Toronto Dominion Bank	154,346	(140,013)	–	–	14,333
UBS AG	270,130	–	(270,130)	–	–

	$3,776,268	$(3,221,924)	$(270,130)	$–	$284,214

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(701,764)	$643,612	$–	$–	$(58,152)
Barclays Bank plc	(1,591,937)	1,351,045	–	240,892	–
BNP Paribas	(390,444)	60,477	–	329,967	–
Citibank NA	(259,550)	259,550	–	–	–
Deutsche Bank AG	(22,342)	22,342	–	–	–
Goldman Sachs Bank USA	(3,823)	3,823	–	–	–
HSBC Bank USA, NA	(272,899)	267,488	–	–	(5,411)
JPMorgan Chase Bank NA	(1,025,283)	473,574	–	390,000	(161,709)
Standard Chartered Bank	(207,924)	–	–	207,924	–
Toronto Dominion Bank	(140,013)	140,013	–	–	–

	$(4,615,979)	$3,221,924	$–	$1,168,783	$(225,272)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$80,191	Swaps, at value	$53,350

54    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts	Swaps, at value	$420,597	Swaps, at value	$404,761
Credit contracts	Centrally cleared swaps, at value	213,427	Centrally cleared swaps, at value	311,598
Interest rate contracts	Centrally cleared swaps, at value	1,591,420	Centrally cleared swaps, at value	958,034
Interest rate contracts	Variation margin receivable	281,132*
	Unrealized appreciation on		Unrealized depreciation on
Forward currency	forward currency exchange		forward currency exchange
exchange contracts	contracts	2,402,595	contracts	3,587,515
Forward currency exchange contracts			Options written, at value	542,436
Interest rate contracts			Swaptions written, at value	27,917
Equity contracts	Investments, at value	507,409**
Forward currency exchange contracts	Investments, at value	334,530**
Interest rate contracts	Investments, at value	455,538**

Total		$6,286,839		$5,885,611

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$(1,414,654)	$(1,414,654)
Equity contracts	(608,745)	—	441,241	—	—	(39,257)	(206,761)
Forward currency exchange contracts	(1,343,313)	—	2,623,403	—	3,878,041	—	5,158,131
Interest rate contracts	(3,254,486)	2,568,884	(155,508)	2,890,384	—	(246,473)	1,802,801

Total	$(5,206,544)	$2,568,884	$2,909,136	$2,890,384	$3,878,041	$(1,700,384)	$5,339,517

*Includes purchased option contracts and purchased swaption contracts, if any.

	Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Swaption contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$120,447	$120,447
Equity contracts	(412,524)	—	—	—	—	—	(412,524)
Forward currency exchange contracts	(39,370)	(347,704)	—	—	(2,088,758)	—	(2,475,832)
Interest rate contracts	(810,250)	—	458,019	1,389,721	—	739,063	1,776,553

Total	$(1,262,144)	$(347,704)	$458,019	$1,389,721	$(2,088,758)	$859,510	$(991,356)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	4,936,516	$24,907,153	2,809,997	$13,876,130
Dividends and/or distributions reinvested	1,828,381	9,178,475	4,307,664	20,719,866
Redeemed	(11,338,330)	(57,398,685)	(14,033,568)	(69,191,900)

Net decrease	(4,573,433)	$(23,313,057)	(6,915,907)	$(34,595,904)

55    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Service Shares
Sold	12,450,513	$64,464,791	9,843,598	$49,602,452
Dividends and/or distributions reinvested	4,979,157	25,692,448	12,375,075	61,256,620
Redeemed	(28,206,027)	(146,664,417)	(44,290,987)	(223,215,650)

Net decrease	(10,776,357)	$(56,507,178)	(22,072,314)	$(112,356,578)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,181,187,746	$1,096,521,618
U.S. government and government agency obligations	22,412,221	54,934,450
To Be Announced (TBA) mortgage-related securities	2,271,944,419	2,153,905,799

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.61% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of

56    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. Prior to May 1, 2017, the Fund was subject to an expense limitation wherein the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; as percentages of daily net assets, would not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. Effective May 1, 2017, this expense limitation has been removed.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$2,160
Service shares	6,665

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $33,447. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,083,067 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

57    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”) and subsidiary, including the consolidated statement of investments, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related consolidated notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the five year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund and subsidiary as of December 31, 2017, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund and subsidiary in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 16, 2018

58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.70% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Mata, Krishna Memani, Ruta Ziverte and Chris Kelly, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other multisector bond category funds underlying variable insurance products. The Board considered that the Fund underperformed its category median during the one-, three-, five- and ten-year periods. The Board considered several factors that contributed to the Fund’s underperformance, noting that, as a result of conversations with the Board and in an effort to address performance, two portfolio managers were recently added to the Fund’s investment team in January 2017. The Board further considered that the Adviser recently has made changes to the Fund’s outcome objectives and, corresponding to that, also changed the Fund’s benchmark. The Board also noted that the Fund’s performance improved in 2017 and that the Fund outperformed its benchmark index in the year-to-date period ended June 30, 2017. The Board concluded it was appropriate to permit the Fund’s performance to reflect these changes and additional investments on the part of the Adviser.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, net of waivers, were higher than its category median and its peer group median. The Board also considered that the Fund’s contractual management fee was lower than its peer group median and category median. The Board noted that Adviser has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investment in funds managed by the Adviser or its affiliates, which may not be amended or withdrawn until April 28, 2018, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as

60      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the

Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

61      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Mata, Memani, Kelly, Mss. Ziverte, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Mata[1] , Vice President (since 2014) Year of Birth: 1963	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Chris Kelly, Vice President (since 2017) Year of Birth: 1967	Senior Vice President of the Sub-Adviser (since January 2016); Portfolio Manager of the Sub-Adviser (since March 2015); Co-Head of the Global Debt Team (since March 2015); Vice President of the Sub-Adviser (March 2015-January 2016). Deputy Head of Emerging Markets Fixed Income at BlackRock, Inc. (June 2012 - January 2015); Portfolio Manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner (February 2008 - April 2012). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

1. Effective January 24, 2018, Michael Mata is no longer an officer of the Fund.

64    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Ruta Ziverte, Vice President (since 2017) Year of Birth: 1973	Vice President and Senior Portfolio Manager of the Sub-Adviser (July 2015). Prior to joining the Sub-Adviser, she was Senior Vice President and Portfolio Manager at GE Asset Management (June 2009 to June 2015). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub - Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

              December 31, 2017

            ANNUAL REPORT

                Listing of Top Holdings

                Fund Performance Discussion

                Financial Statements

PORTFOLIO MANAGERS: Mark Hamilton, Ben Rockmuller, CFA, Dokyoung Lee, CFA and Alessio de Longis, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/17

	Inception		Since
	Date	1-Year	Inception
Non-Service Shares	11/14/13	0.56%	1.43%
Service Shares	11/14/13	0.19	1.19
ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		0.86	0.31

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	0.8%
Chubb Ltd.	0.8
M&T Bank Corp.	0.7
Apple, Inc.	0.6
Altria Group, Inc.	0.6
Lockheed Martin Corp.	0.6
Cisco Systems, Inc.	0.6
Enterprise Products Partners LP	0.6
Allstate Corp. (The)	0.5
Energy Transfer Partners LP	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Common Stocks	43.7%
Short-Term Notes	22.6
Event-Linked Bonds
Multiple Event	5.0
Earthquake	3.5
Windstorm	2.2
Other	0.7
Pandemic	0.1
Longevity	0.1
Non-Convertible Corporate Bonds and Notes	8.1
Investment Companies
Highland/iBoxx Senior Loan Exchange Traded Fund	0.5
Oppenheimer Institutional Government Money Market Fund	4.2
Scottish Mortgage Investment Trust plc	—	*
SPDR Gold Trust Exchange Traded Fund	1.0
Corporate Loans	3.0
Asset-Backed Securities	2.6
Foreign Government Obligations	1.8
Mortgage-Backed Obligations
Non-Agency	0.5
Preferred Stocks	0.3
Exchange-Traded Options Purchased	0.1
Rights, Warrants and Certificates	—*
Over-the-Counter Options Purchased	—*
Convertible Corporate Bonds and Notes	—*
Over-the-Counter Interest Rate Swaptions Purchased	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of investments.

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Fund Performance Discussion

The Fund’s Non-Service shares returned 0.56% during the reporting period. On a relative basis, the Fund underperformed the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 0.86% during the same period.

FUND REVIEW

The primary detractors from the Fund’s performance versus the Index included its exposure to income alternatives, particularly master limited partnerships (“MLPs”) and event-linked bonds. Top performing areas included the Fund’s exposure to Alpha alternatives, Global Real Estate through real estate investment trusts (REITs), and its risk management overlays.

In income alternatives, event-linked bonds were impacted negatively as global insurance and reinsurance markets endured an extremely challenging environment amid an unprecedented number of large and impactful natural disaster events that occurred in late August through September. Losses from Hurricanes Harvey, Irma, and Maria, along with a major earthquake in Mexico have contributed to what is expected to be at least the third highest level for insured losses in the market’s history. Our MLP strategy seeks to invest in U.S. midstream MLPs that the investment team believes have attractive risk and reward characteristics. During the reporting period, midstream sector equities continued to be challenged by anemic capital flows and pervasively negative sentiment among market participants toward all things energy. Hurricane Harvey also hit Houston, Texas in August 2017. The hurricane produced an extraordinary amount of flooding, but little wind or storm surge related damage to midstream infrastructure, and thus only transitory disruptions with insignificant sustainable impact upon midstream operators. Offsetting the underperformance in these areas to a degree was the Fund’s exposure to leveraged loans, which performed positively during the reporting period. Credit assets were strong performers on a risk-adjusted basis this year.

Our exposure to Alpha alternatives produced positive results, driven by the Global Multi Strategies and Fundamental Alternatives strategies. Within Global Multi Strategies, which is our systematic alpha strategy, we had positive contribution from the Global Macro, Equity Market Neutral, Fixed Income Alternatives, and Volatility components. This positive performance was partially offset by the Event Driven strategy. Within the Fundamental Alternatives, which is our fundamental alpha strategy, we had positive performance from the Equity and Credit strategies. This positive performance was partially offset by the Global Macro strategy.

Our Currency Alpha Strategy detracted from performance. The strategy can be long and/or short currencies against the U.S. dollar and seeks opportunities regardless of dollar bull or bear market cycles. One of our key market views at the turn of the year was that the U.S. dollar, though already significantly overvalued, would continue to appreciate in light of a shifting U.S. policy landscape. A united Republican Congress and presidency had increased the odds of fiscal stimulus which, coupled with monetary tightening already underway, created the potential for meaningful fiscal and monetary policy divergence between the United States and other major developed countries. In our view, such a policy mix was likely to boost the greenback against other major currencies. In 2017, however, the U.S. dollar has fallen on a trade-weighted basis. This has been a headwind to our currency positioning and has been a detractor during the period. With a few setbacks to the current administration’s agenda and tax reform still an open question, we have reduced our U.S. dollar long position to neutral and continue to express relative relative-value views in high-yielding emerging market currencies such as the Colombian Peso, Chilean Peso, Indonesian Rupiah, and Indian rupee versus their developed-market peers. We have also added long exposure to Japanese yen as a means of balancing risk in this strategy.

The Fund’s exposure to Global Real Estate through real estate investment trusts (REITs) contributed positively to performance for this reporting period. After healthy year-to-date returns through the third quarter of 2016, global-listed securities declined sharply starting in the fourth quarter of 2016, as real estate investment trusts (“REITs”) were negatively impacted by rising interest rates around the world, and we decreased our exposure at that time. However, in early 2017, we increased our position again after interest rate volatility subsided and we witnessed positive momentum in the alternative. This worked in our benefit as Global Real Estate subsequently had positive performance.

The Fund’s risk management overlays were also a positive contributor to performance. Given appropriate market conditions, the Fund periodically utilizes risk management overlays in an attempt to control and manage volatility, hedge unwanted risks, and maximize risk-adjusted returns. With an underweight to real asset alternatives, the Fund was positioned somewhat conservatively versus its peers in terms of fund volatility and sensitivity to equities. To offset this risk, we increased equity market exposure and upside market potential through derivatives. This proved to be a constructive strategy during the period, as these upside hedges were a capital and cost effective way to participate in the equity market upswing. In particular, our emerging market equity exposure was a positive contributor as this market moved higher during the period.

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

STRATEGY & OUTLOOK

The Fund comprises a flexible blend of alternative strategies and assets and is designed to be a turnkey alternative solution that improves the risk/reward tradeoff of a traditional balanced portfolio. We classify alternatives into three categories: Alpha alternatives, such as Global Multi Strategies, Fundamental Alternatives Strategies, and the Currency Alpha Strategy, rely less on the direction of major markets and economic factors to generate returns. Income alternatives (e.g., MLPs, loans, and event-linked bonds) provide exposure to relatively stable income producing assets with less interest rate sensitivity than traditional fixed income allocations. Real asset alternatives, like Global Real Estate and Commodities, could help guard against inflation over the long-term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some of the risk from equity drawdowns, rising interest rates and inflationary shocks.

As we look ahead, we see an accelerating growth picture abroad as a potential tailwind to risky assets in the near term. In terms of our asset allocation overlays, we have a relative value preference for European and Emerging equities versus the US equity market, where we see the greatest opportunity in growth and cheaper valuations. We do see some headwinds in credit markets with non-financial corporate leverage nearing previous cyclical peaks and tight spread levels. Given the advanced stage of the credit cycle; we have carry or yield like return expectations for credit. As always, we continue to closely monitor the developments in financial conditions as well as the political and policy landscape to assess risks to the macro outlook and financial markets. While the macro backdrop is positive, valuation in some asset classes are stretched and we believe that diversifying risk, controlling volatility and managing the downside will be a winning strategy going forward. Because the Fund comprises a number of different alternative assets and strategies, with diversifying properties as well as the potential to generate attractive total returns, we believe it can play a particularly valuable role in investors’ portfolios.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2017. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The ICE Bank of America (BofA) Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/17

1-Year     0.56%                                         Since Inception (11/14/13)  1.43%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/17

1-Year     0.19%                             Since Inception (11/14/13)  1.19%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2017	December 31, 2017	December 31, 2017
Non-Service shares	$1,000.00	$999.00	$6.72
Service shares	1,000.00	996.90	7.98

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,018.50	6.79
Service shares	1,000.00	1,017.24	8.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	1.33%
Service shares	1.58

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2017

	Shares	Value
Common Stocks—42.9%
Consumer Discretionary—2.5%
Auto Components—0.1%
American Axle & Manufacturing Holdings, Inc.[1]	1,044	$17,779
Cooper Tire & Rubber Co.	435	15,377
Cooper-Standard Holdings, Inc.[1]	147	18,008
Dana, Inc.	1,265	40,493
Dorman Products, Inc.[1]	324	19,809
Fox Factory Holding Corp.[1]	387	15,035
Gentherm, Inc.[1]	323	10,255
GKN plc	12,934	55,537
Horizon Global Corp.[1]	272	3,814
LCI Industries	223	28,990
Modine Manufacturing Co.[1]	564	11,393
Motorcar Parts of America, Inc.[1]	200	4,998
Shiloh Industries, Inc.[1]	307	2,517
Standard Motor Products, Inc.	206	9,252
Stoneridge, Inc.[1]	342	7,818
Superior Industries International, Inc.	220	3,267
Tenneco, Inc.	482	28,216
Tower International, Inc.	236	7,210
Valeo SA	1,454	108,355
VOXX International Corp., Cl. A1	227	1,271
		409,394
Automobiles—0.0%
Ford Motor Co.	4,317	53,919
General Motors Co.	1,196	49,024
Winnebago Industries, Inc.	268	14,901
		117,844
Distributors—0.0%
Core-Mark Holding Co., Inc.	449	14,179
Weyco Group, Inc.	93	2,764
		16,943
Diversified Consumer Services—0.1%
Adtalem Global Education, Inc.[1]	516	21,698
American Public Education, Inc.[1]	115	2,881
Ascent Capital Group, Inc., Cl. A1	109	1,252
Bridgepoint Education, Inc., Cl. A1	293	2,432
Cambium Learning Group, Inc.[1]	588	3,340
Capella Education Co.	136	10,526
Career Education Corp.[1]	526	6,354
Carriage Services, Inc., Cl. A	154	3,959
Chegg, Inc.[1]	1,044	17,038
Collectors Universe, Inc.	72	2,062
Grand Canyon Education, Inc.[1]	553	49,510
Houghton Mifflin Harcourt Co.[1]	1,185	11,021
K12, Inc.[1]	494	7,855
Laureate Education, Inc., Cl. A1	1,739	23,581
Liberty Tax, Inc.	172	1,892
Regis Corp.[1]	413	6,344
Rentokil Initial plc	14,386	61,548
Sotheby’s1	500	25,800
Strayer Education, Inc.	100	8,958
Weight Watchers International, Inc.[1]	623	27,586
		295,637
Hotels, Restaurants & Leisure—0.9%
Accor SA	3,776	194,637
Belmond Ltd., Cl. A1	1,027	12,581
Biglari Holdings, Inc.[1]	20	8,288
BJ’s Restaurants, Inc.	174	6,334
Bloomin’ Brands, Inc.	28,026	598,075
Bojangles’, Inc.[1]	319	3,764
Boyd Gaming Corp.	977	34,244
Brinker International, Inc.	374	14,526
Buffalo Wild Wings, Inc.[1]	4,296	671,680
Caesars Entertainment Corp.[1]	8,395	106,197

	Shares	Value
Hotels, Restaurants & Leisure (Continued)
Carnival plc	745	$48,984
Carrols Restaurant Group, Inc.[1]	285	3,463
Century Casinos, Inc.[1]	272	2,483
Cheesecake Factory, Inc. (The)	398	19,176
Churchill Downs, Inc.	129	30,018
Chuy’s Holdings, Inc.[1]	145	4,067
Compass Group plc	2,171	46,943
Dave & Buster’s Entertainment, Inc.[1]	354	19,530
Del Frisco’s Restaurant Group, Inc.[1]	191	2,913
Del Taco Restaurants, Inc.[1]	378	4,581
Denny’s Corp.[1]	600	7,944
DineEquity, Inc.	177	8,979
Drive Shack, Inc.[1]	374	2,068
El Pollo Loco Holdings, Inc.[1]	399	3,950
Eldorado Resorts, Inc.[1]	611	20,255
Fiesta Restaurant Group, Inc.[1]	223	4,237
Fogo de Chao, Inc.[1]	254	2,946
Golden Entertainment, Inc.[1]	164	5,355
Habit Restaurants, Inc. (The), Cl. A1	253	2,416
Hilton Worldwide Holdings, Inc.	4,163	332,457
ILG, Inc.	1,598	45,511
InterContinental Hotels Group plc	849	54,002
International Speedway Corp., Cl. A	503	20,045
J Alexander’s Holdings, Inc.[1]	185	1,795
Jack in the Box, Inc.	359	35,221
La Quinta Holdings, Inc.[1]	1,418	26,176
Lindblad Expeditions Holdings, Inc.[1]	447	4,376
Marcus Corp. (The)	247	6,755
Marriott Vacations Worldwide Corp.	246	33,262
McDonald’s Corp.	657	113,083
Merlin Entertainments plc[2]	8,828	43,155
Monarch Casino & Resort, Inc.[1]	159	7,126
Nathan’s Famous, Inc.	34	2,567
Paddy Power Betfair plc	606	72,180
Papa John’s International, Inc.	389	21,827
Penn National Gaming, Inc.[1]	780	24,437
Pinnacle Entertainment, Inc.[1]	455	14,892
Planet Fitness, Inc., Cl. A1	668	23,133
Potbelly Corp.[1]	15,109	185,841
RCI Hospitality Holdings, Inc.	77	2,154
Red Lion Hotels Corp.[1]	217	2,137
Red Robin Gourmet Burgers, Inc.[1]	160	9,024
Red Rock Resorts, Inc., Cl. A	519	17,511
Ruth’s Hospitality Group, Inc.	280	6,062
Scientific Games Corp., Cl. A1	767	39,347
Shake Shack, Inc., Cl. A1	229	9,893
Sodexo SA	1,446	194,149
Sonic Corp.	4,514	124,045
Speedway Motorsports, Inc.	517	9,756
Starbucks Corp.	1,011	58,062
Texas Roadhouse, Inc., Cl. A	659	34,716
TUI AG	2,606	53,958
Whitbread plc	967	52,224
Wingstop, Inc.	238	9,277
Zoe’s Kitchen, Inc.[1]	142	2,374
		3,583,164
Household Durables—0.1%
AV Homes, Inc.[1]	193	3,213
Bassett Furniture Industries, Inc.	103	3,873
Beazer Homes USA, Inc.[1]	315	6,051
Berkeley Group Holdings plc	1,274	72,142
Cavco Industries, Inc.[1]	88	13,429
Century Communities, Inc.[1]	235	7,309
CSS Industries, Inc.	95	2,644
Ethan Allen Interiors, Inc.	263	7,522
Flexsteel Industries, Inc.	93	4,351
Green Brick Partners, Inc.[1]	431	4,870

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Household Durables (Continued)
Hamilton Beach Brands Holding Co., Cl. A	176	$4,521
Hamilton Beach Brands Holding Co., Cl. B	61	1,567
Helen of Troy Ltd.[1]	268	25,822
Hooker Furniture Corp.	134	5,688
Hovnanian Enterprises, Inc., Cl. A1	1,186	3,973
Installed Building Products, Inc.[1]	273	20,734
iRobot Corp.[1]	258	19,789
KB Home	716	22,876
La-Z-Boy, Inc.	369	11,513
LGI Homes, Inc.[1]	177	13,280
Libbey, Inc.	210	1,579
Lifetime Brands, Inc.	186	3,069
M/I Homes, Inc.[1]	240	8,256
MDC Holdings, Inc.	548	17,470
Meritage Homes Corp.[1]	338	17,306
New Home Co., Inc. (The)[1]	257	3,220
PICO Holdings, Inc.	316	4,045
Taylor Morrison Home Corp., Cl. A1	882	21,583
Taylor Wimpey plc	19,157	53,366
TopBuild Corp.[1]	327	24,767
TRI Pointe Group, Inc.[1]	1,390	24,909
Universal Electronics, Inc.[1]	153	7,229
William Lyon Homes, Cl. A1	280	8,142
ZAGG, Inc.[1]	203	3,745
		453,853
Internet & Catalog Retail—0.0%
1-800-Flowers.com, Inc., Cl. A1	562	6,013
Amazon.com, Inc.[1]	44	51,457
FTD Cos., Inc.[1]	418	3,005
Gaia, Inc., Cl. A1	137	1,699
Groupon, Inc., Cl. A1	4,466	22,777
HSN, Inc.	460	18,561
Liberty TripAdvisor Holdings, Inc., Cl. A1	821	7,738
Nutrisystem, Inc.	280	14,728
PetMed Express, Inc.	175	7,962
Priceline Group, Inc. (The)[1]	24	41,706
Shutterfly, Inc.[1]	300	14,925
		190,571
Leisure Products—0.0%
Acushnet Holdings Corp.	655	13,807
American Outdoor Brands Corp.[1]	522	6,702
Callaway Golf Co.	890	12,398
Clarus Corp.[1]	270	2,120
Escalade, Inc.	124	1,525
Johnson Outdoors, Inc., Cl. A	125	7,761
Malibu Boats, Inc., Cl. A1	192	5,708
Marine Products Corp.	315	4,013
MCBC Holdings, Inc.[1]	221	4,911
Nautilus, Inc.[1]	288	3,845
Vista Outdoor, Inc.[1]	695	10,126
		72,916
Media—0.9%
Beasley Broadcast Group, Inc., Cl. A	227	3,042
Central European Media Enterprises Ltd., Cl. A1	1,274	5,924
Charter Communications, Inc., Cl. A1	190	63,832
Clear Channel Outdoor Holdings, Inc., Cl. A	2,786	12,816
Comcast Corp., Cl. A	1,494	59,835
Daily Journal Corp.[1]	13	2,993
DISH Network Corp., Cl. A1	19,203	916,943
Emerald Expositions Events, Inc.	712	14,482
Entercom Communications Corp., Cl. A	367	3,964
Entravision Communications Corp., Cl. A	814	5,820

	Shares	Value
Media (Continued)
Eros International plc[1]	547	$5,279
EW Scripps Co. (The), Cl. A1	892	13,942
Gannett Co., Inc.	803	9,307
Global Eagle Entertainment, Inc.[1]	720	1,649
Gray Television, Inc.[1]	743	12,445
Hemisphere Media Group, Inc., Cl. A1	428	4,943
IMAX Corp.[1]	585	13,543
Informa plc	7,327	71,275
ITV plc	25,760	57,352
Liberty Media Corp.-Liberty Braves, Cl. A1	486	10,716
Liberty Media Corp.-Liberty Braves, Cl. C1	488	10,843
Live Nation Entertainment, Inc.[1]	14,300	608,751
Loral Space & Communications, Inc.[1]	296	13,039
MDC Partners, Inc., Cl. A1	529	5,158
Media General, Inc.[1,3,4]	1,099	66
Meredith Corp.	329	21,730
MSG Networks, Inc., Cl. A1	692	14,013
National CineMedia, Inc.	767	5,262
New Media Investment Group, Inc.	463	7,769
New York Times Co. (The), Cl. A	1,560	28,860
Nexstar Media Group, Inc., Cl. A	405	31,671
Publicis Groupe SA	3,155	214,340
Reading International, Inc., Cl. A1	273	4,559
Regal Entertainment Group, Cl. A	28,319	651,620
RELX plc	2,679	62,763
Saga Communications, Inc., Cl. A	54	2,184
Salem Media Group, Inc., Cl. A	426	1,917
Scholastic Corp.	298	11,953
Sinclair Broadcast Group, Inc., Cl. A	896	33,914
Sky plc[1]	25,654	349,819
Time Warner, Inc.	1,352	123,667
Time, Inc.	588	10,849
Townsquare Media, Inc., Cl. A1	296	2,273
tronc, Inc.[1]	265	4,661
Twenty-First Century Fox, Inc., Cl. A	1,498	51,726
Twenty-First Century Fox, Inc., Cl. B	1,544	52,681
Walt Disney Co. (The)	730	78,482
WideOpenWest, Inc.[1]	1,075	11,363
World Wrestling Entertainment, Inc., Cl. A	680	20,794
WPP plc	3,083	55,872
		3,782,701
Multiline Retail—0.1%
Big Lots, Inc.	347	19,484
Marks & Spencer Group plc	17,866	75,771
Next plc	1,985	121,539
Ollie’s Bargain Outlet Holdings, Inc.[1]	546	29,074
Target Corp.	895	58,399
		304,267
Specialty Retail—0.2%
Aaron’s, Inc.	653	26,022
Abercrombie & Fitch Co., Cl. A	499	8,698
American Eagle Outfitters, Inc.	1,356	25,493
America’s Car-Mart, Inc.[1]	63	2,813
Asbury Automotive Group, Inc.[1]	184	11,776
Ascena Retail Group, Inc.[1]	2,362	5,551
At Home Group, Inc.[1]	424	12,885
Barnes & Noble Education, Inc.[1]	397	3,271
Barnes & Noble, Inc.	698	4,677
Boot Barn Holdings, Inc.[1]	140	2,325
Build-A-Bear Workshop, Inc.[1]	143	1,316
Caleres, Inc.	341	11,417
Camping World Holdings, Inc., Cl. A	259	11,585
Cato Corp. (The), Cl. A	193	3,073
Chico’s FAS, Inc.	1,096	9,667

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Specialty Retail (Continued)
Children’s Place, Inc. (The)	135	$19,622
Citi Trends, Inc.	110	2,911
Container Store Group, Inc. (The)[1]	288	1,365
DSW, Inc., Cl. A	680	14,559
Express, Inc.[1]	518	5,258
Finish Line, Inc. (The), Cl. A	327	4,751
Five Below, Inc.[1]	467	30,971
Francesca’s Holdings Corp.[1]	303	2,215
Genesco, Inc.[1]	149	4,842
Group 1 Automotive, Inc.	191	13,555
Guess?, Inc.	774	13,065
Haverty Furniture Cos., Inc.	198	4,485
Hibbett Sports, Inc.[1]	126	2,570
Home Depot, Inc. (The)	487	92,301
Kingfisher plc	12,476	56,875
Kirkland’s, Inc.[1]	136	1,627
Lithia Motors, Inc., Cl. A	228	25,899
Lowe’s Cos., Inc.	584	54,277
Lumber Liquidators Holdings, Inc.[1]	293	9,197
MarineMax, Inc.[1]	200	3,780
Monro, Inc.	303	17,256
Office Depot, Inc.	4,632	16,397
Party City Holdco, Inc.[1]	909	12,681
Pier 1 Imports, Inc.	675	2,794
Shoe Carnival, Inc.	113	3,023
Sleep Number Corp.[1]	348	13,081
Sonic Automotive, Inc., Cl. A	382	7,048
Sportsman’s Warehouse Holdings, Inc.[1]	328	2,168
Tailored Brands, Inc.	427	9,321
Tesco plc	24,495	69,172
Tile Shop Holdings, Inc.	508	4,877
Tilly’s, Inc., Cl. A	197	2,908
Vitamin Shoppe, Inc.[1]	278	1,223
Winmark Corp.	46	5,952
Zumiez, Inc.[1]	194	4,040
		676,635
Textiles, Apparel & Luxury Goods—0.1%
Burberry Group plc	1,865	45,088
Columbia Sportswear Co.	587	42,194
Crocs, Inc.[1]	627	7,925
Culp, Inc.	116	3,886
Deckers Outdoor Corp.[1]	277	22,229
Delta Apparel, Inc.[1]	71	1,434
Fossil Group, Inc.[1]	511	3,971
G-III Apparel Group Ltd.[1]	379	13,981
Iconix Brand Group, Inc.[1]	472	609
Kering	375	176,784
LVMH Moet Hennessy Louis Vuitton SE	524	153,925
Movado Group, Inc.	205	6,601
NIKE, Inc., Cl. B	944	59,047
Oxford Industries, Inc.	149	11,203
Perry Ellis International, Inc.[1]	142	3,556
Sequential Brands Group, Inc.[1]	878	1,563
Steven Madden Ltd.[1]	510	23,817
Superior Uniform Group, Inc.	167	4,461
Unifi, Inc.[1]	232	8,322
Vera Bradley, Inc.[1]	277	3,374
Wolverine World Wide, Inc.	853	27,194
		621,164
Consumer Staples—2.5%
Beverages—0.5%
Boston Beer Co., Inc. (The), Cl. A1	110	21,021
Coca-Cola Bottling Co. Consolidated	92	19,804
Coca-Cola Co. (The)	29,475	1,352,313
Coca-Cola HBC AG1	2,266	73,706
Craft Brew Alliance, Inc.[1]	171	3,283
Diageo plc	1,669	61,083

	Shares	Value
Beverages (Continued)
MGP Ingredients, Inc.	145	$11,148
National Beverage Corp.	396	38,586
PepsiCo, Inc.	906	108,647
Pernod Ricard SA	1,602	253,582
Primo Water Corp.[1]	238	2,992
		1,946,165
Food & Staples Retailing—0.2%
Andersons, Inc. (The)	311	9,688
Carrefour SA	12,015	260,020
Chefs’ Warehouse, Inc. (The)[1]	248	5,084
Costco Wholesale Corp.	382	71,098
CVS Health Corp.	741	53,722
Ingles Markets, Inc., Cl. A	157	5,432
J Sainsbury plc	20,936	68,158
Natural Grocers by Vitamin Cottage, Inc.[1]	133	1,188
Performance Food Group Co.[1]	1,176	38,926
PriceSmart, Inc.	282	24,280
Smart & Final Stores, Inc.[1]	454	3,882
SpartanNash Co.	339	9,044
SUPERVALU, Inc.[1]	321	6,934
United Natural Foods, Inc.[1]	387	19,067
Village Super Market, Inc., Cl. A	127	2,912
Walgreens Boots Alliance, Inc.	879	63,833
Wal-Mart Stores, Inc.	1,128	111,390
Weis Markets, Inc.	240	9,934
Wm Morrison Supermarkets plc	16,833	49,958
		814,550
Food Products—0.5%
Admiral Group plc	3,087	83,247
Alico, Inc.	80	2,360
Associated British Foods plc	1,917	72,877
Bob Evans Farms, Inc.	8,634	680,532
Calavo Growers, Inc.	160	13,504
Danone SA	2,143	179,664
Darling Ingredients, Inc.[1]	1,585	28,736
Dean Foods Co.	753	8,705
Farmer Brothers Co.[1]	158	5,080
Fresh Del Monte Produce, Inc.	430	20,498
Freshpet, Inc.[1]	270	5,116
Hostess Brands, Inc., Cl. A1	776	11,493
J&J Snack Foods Corp.	156	23,685
John B Sanfilippo & Son, Inc.	104	6,578
Kraft Heinz Co. (The)	854	66,407
Lancaster Colony Corp.	244	31,527
Landec Corp.[1]	276	3,478
Lifeway Foods, Inc.[1]	150	1,200
Limoneira Co.	126	2,822
Mondelez International, Inc., Cl. A	1,352	57,866
Sanderson Farms, Inc.	190	26,368
Seneca Foods Corp., Cl. A1	97	2,983
Snyder’s-Lance, Inc.	13,874	694,810
Unilever plc	1,203	66,646
		2,096,182
Household Products—0.1%
Central Garden & Pet Co.[1]	472	18,370
Central Garden & Pet Co., Cl. A1	604	22,777
Colgate-Palmolive Co.	1,491	112,496
HRG Group, Inc.[1]	1,775	30,086
Oil-Dri Corp. of America	77	3,195
Procter & Gamble Co. (The)	1,095	100,609
Reckitt Benckiser Group plc	545	50,908
WD-40 Co.	123	14,514
		352,955
Personal Products—0.2%
Inter Parfums, Inc.	309	13,426

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Personal Products (Continued)
L’Oreal SA	872	$193,174
Medifast, Inc.	103	7,191
Nature’s Sunshine Products, Inc.	138	1,594
Peugeot SA	5,256	106,768
Revlon, Inc., Cl. A1	29,589	645,040
USANA Health Sciences, Inc.[1]	208	15,402
		982,595
Tobacco—1.0%
Altria Group, Inc.	32,524	2,322,539
British American Tobacco plc	774	52,238
Imperial Brands plc	1,730	73,931
Philip Morris International, Inc.	16,605	1,754,318
Turning Point Brands, Inc.	182	3,846
Universal Corp.	256	13,440
Vector Group Ltd.	1,182	26,453
		4,246,765
Energy—7.9%
Energy Equipment & Services—0.6%
Archrock, Inc.	849	8,914
Basic Energy Services, Inc.[1]	14,278	335,105
Bristow Group, Inc.	217	2,923
C&J Energy Services, Inc.[1]	546	18,275
Dril-Quip, Inc.[1]	315	15,026
Ensco plc, Cl. A	2,887	17,062
Era Group, Inc.[1]	197	2,118
Exterran Corp.[1]	460	14,462
Forum Energy Technologies, Inc.[1]	927	14,415
Frank’s International NV	2,240	14,896
Geospace Technologies Corp.[1]	131	1,699
Gulf Island Fabrication, Inc.	146	1,960
Halliburton Co.	11,142	544,510
Helix Energy Solutions Group, Inc.[1]	1,434	10,812
Independence Contract Drilling, Inc.[1]	328	1,305
Keane Group, Inc.[1]	1,093	20,778
Mammoth Energy Services, Inc.[1]	441	8,657
Matrix Service Co.[1]	209	3,720
McDermott International, Inc.[1]	2,451	16,128
Nabors Industries Ltd.	286	1,953
Natural Gas Services Group, Inc.[1]	171	4,480
NCS Multistage Holdings, Inc.[1]	539	7,945
Newpark Resources, Inc.[1]	803	6,906
Noble Corp. plc[1]	2,308	10,432
Oil States International, Inc.[1]	468	13,244
Parker Drilling Co.[1]	1,409	1,409
Pearson plc	7,171	71,080
PHI, Inc.[1]	175	2,025
Pioneer Energy Services Corp.[1]	666	2,031
ProPetro Holding Corp.[1]	638	12,862
RigNet, Inc.[1]	241	3,603
Rowan Cos. plc, Cl. A1	1,165	18,244
Schlumberger Ltd.	11,290	760,833
SEACOR Holdings, Inc.[1]	167	7,719
SEACOR Marine Holdings, Inc.[1]	193	2,258
Select Energy Services, Inc., Cl. A1	645	11,765
Smart Sand, Inc.[1]	345	2,988
Superior Energy Services, Inc.[1]	1,324	12,750
TechnipFMC plc	7,493	231,447
TETRA Technologies, Inc.[1]	775	3,309
Unit Corp.[1]	438	9,636
US Silica Holdings, Inc.	707	23,020
Vantage Drilling International[1]	447	87,165
Willbros Group, Inc.[1]	1,387	1,970
		2,363,839
Oil, Gas & Consumable Fuels—7.3%
Abraxas Petroleum Corp.[1]	1,616	3,975
Adams Resources & Energy, Inc.	36	1,566
Antero Midstream GP LP	27,441	541,137

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Arch Coal, Inc., Cl. A	333	$31,022
Ardmore Shipping Corp.[1]	332	2,656
Bill Barrett Corp.[1]	609	3,124
Bonanza Creek Energy, Inc.[1]	304	8,387
BP plc	10,231	72,154
Buckeye Partners LP5	28,490	1,411,679
Callon Petroleum Co.[1]	1,919	23,316
Canadian Natural Resources Ltd.	14,432	515,740
Carrizo Oil & Gas, Inc.[1]	706	15,024
Chevron Corp.	8,890	1,112,939
Clean Energy Fuels Corp.[1]	1,493	3,031
Cloud Peak Energy, Inc.[1]	730	3,249
ConocoPhillips	17,563	964,033
Contango Oil & Gas Co.[1]	395	1,860
Delek US Holdings, Inc.	605	21,139
Denbury Resources, Inc.[1]	2,676	5,914
DHT Holdings, Inc.	1,372	4,925
Dorian LPG Ltd.[1]	554	4,554
Earthstone Energy, Inc., Cl. A1	188	1,998
Eclipse Resources Corp.[1]	2,226	5,342
Energy Transfer Equity LP5	105,785	1,825,849
Energy Transfer Partners LP5	121,949	2,185,326
Energy XXI Gulf Coast, Inc.[1]	536	3,077
Enterprise Products Partners LP5	85,320	2,261,833
EOG Resources, Inc.	8,372	903,423
EQT Corp.	10,329	587,927
EQT Midstream Partners LP5	8,895	650,225
Evolution Petroleum Corp.	426	2,918
Exxon Mobil Corp.	856	71,596
GasLog Ltd.	732	16,287
Genco Shipping & Trading Ltd.[1]	344	4,582
Gener8 Maritime, Inc.[1]	796	5,270
Genesis Energy LP5	15,545	347,431
Green Plains, Inc.	425	7,161
Halcon Resources Corp.[1]	8,820	66,767
Hallador Energy Co.	223	1,358
International Seaways, Inc.[1]	326	6,018
Jagged Peak Energy, Inc.[1]	1,844	29,098
Kinder Morgan, Inc.	2,380	43,007
Magellan Midstream Partners LP5	21,415	1,519,180
Matador Resources Co.[1]	883	27,488
Midstates Petroleum Co., Inc.[1]	218	3,614
MPLX LP5	47,287	1,677,270
NACCO Industries, Inc., Cl. A	62	2,334
Navios Maritime Acquisition Corp.	1,328	1,474
Newfield Exploration Co.[1]	10,570	333,272
Noble Energy, Inc.[6]	22,617	659,059
Oasis Petroleum, Inc.[1]	2,075	17,451
Obsidian Energy Ltd.[1]	164,912	204,491
Occidental Petroleum Corp.	14,408	1,061,293
Overseas Shipholding Group, Inc., Cl. A1	576	1,578
Pacific Ethanol, Inc.[1]	444	2,020
Panhandle Oil & Gas, Inc., Cl. A	172	3,535
Par Pacific Holdings, Inc.[1]	438	8,445
PDC Energy, Inc.[1]	691	35,614
Peabody Energy Corp.[1]	902	35,512
Penn Virginia Corp.[1]	15,448	604,171
Phillips 66 Partners LP5	11,400	596,790
Plains All American Pipeline LP5	23,930	493,915
Plains GP Holdings LP, Cl. A	24,200	531,190
Renault SA	1,685	169,356
Renewable Energy Group, Inc.[1]	392	4,626
Resolute Energy Corp.[1]	214	6,735
REX American Resources Corp.[1]	60	4,967
Rice Midstream Partners LP5	28,725	616,726
Ring Energy, Inc.[1]	463	6,436
Royal Dutch Shell plc, Cl. A	2,567	85,935
Royal Dutch Shell plc, Cl. B	2,456	82,833

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Safe Bulkers, Inc.[1]	1,076	$3,475
SandRidge Energy, Inc.[1]	1,470	30,973
Scorpio Bulkers, Inc.	794	5,876
Scorpio Tankers, Inc.	3,056	9,321
SemGroup Corp., Cl. A	808	24,402
Ship Finance International Ltd.	851	13,191
SRC Energy, Inc.[1]	2,071	17,666
Stone Energy Corp.[1]	220	7,075
Tallgrass Energy GP LP, Cl. A	44,477	1,144,838
Tallgrass Energy Partners LP5	4,600	210,910
Targa Resources Corp.[6]	34,122	1,652,187
TC PipeLines LP5	26,895	1,428,125
Teekay Tankers Ltd., Cl. A	1,458	2,041
TOTAL SA7	4,014	221,474
TOTAL SA, Sponsored ADR[7]	15,090	834,175
Ultra Petroleum Corp.[1]	1,539	13,943
Valero Energy Corp.	6,781	623,242
W&T Offshore, Inc.[1]	1,300	4,303
Western Gas Partners LP5	7,835	376,785
Westmoreland Coal Co.[1]	268	324
WildHorse Resource Development Corp.[1]	755	13,900
Williams Cos., Inc. (The)	17,570	535,709
Williams Partners LP5	27,417	1,063,231
		30,812,393
Financials—10.4%
Capital Markets—0.7%
3i Group plc	5,281	65,096
Arlington Asset Investment Corp., Cl. A	258	3,039
Artisan Partners Asset Management, Inc., Cl. A	412	16,274
Associated Capital Group, Inc., Cl. A	240	8,184
AXA SA	5,284	156,610
B. Riley Financial, Inc.	232	4,199
Bank of New York Mellon Corp. (The)	792	42,657
BlackRock, Inc., Cl. A	86	44,179
Cohen & Steers, Inc.	409	19,342
Cowen, Inc., Cl. A1	296	4,040
Diamond Hill Investment Group, Inc.	42	8,680
Donnelley Financial Solutions, Inc.[1]	336	6,549
Evercore, Inc., Cl. A	337	30,330
Financial Engines, Inc.	774	23,452
GAIN Capital Holdings, Inc.	417	4,170
GAMCO Investors, Inc., Cl. A	273	8,094
Goldman Sachs Group, Inc. (The)	4,063	1,035,090
Hamilton Lane, Inc., Cl. A	146	5,167
Houlihan Lokey, Inc., Cl. A	588	26,713
INTL. FCStone, Inc.[1]	216	9,186
Investment Technology Group, Inc.	408	7,854
Ladenburg Thalmann Financial Services, Inc.	1,648	5,208
Medley Management, Inc., Cl. A	41	266
Moelis & Co., Cl. A	281	13,628
Morgan Stanley	746	39,143
OM Asset Management plc	1,247	20,887
Oppenheimer Holdings, Inc., Cl. A	129	3,457
Piper Jaffray Cos.	114	9,833
PJT Partners, Inc., Cl. A	160	7,296
Pzena Investment Management, Inc., Cl. A	223	2,379
Raymond James Financial, Inc.	5,430	484,899
Safeguard Scientifics, Inc.[1]	220	2,464
Schroders plc	1,235	58,418
Silvercrest Asset Management Group, Inc., Cl. A	106	1,701
State Street Corp.	7,710	752,573
Stifel Financial Corp.	611	36,391
Virtus Investment Partners, Inc.	66	7,593

	Shares	Value
Capital Markets (Continued)
Waddell & Reed Financial, Inc., Cl. A	727	$16,241
Westwood Holdings Group, Inc.	103	6,820
WisdomTree Investments, Inc.	1,250	15,688
		3,013,790
Commercial Banks—1.5%
1st Source Corp.	245	12,115
Access National Corp.	191	5,317
ACNB Corp.	82	2,423
Allegiance Bancshares, Inc.[1]	123	4,631
American National Bankshares, Inc.	100	3,830
Ameris Bancorp	340	16,388
Arrow Financial Corp.	126	4,278
Atlantic Capital Bancshares, Inc.[1]	233	4,101
Banc of California, Inc.	446	9,210
BancFirst Corp.	290	14,833
Banco Latinoamericano de Comercio Exterior SA, Cl. E	332	8,931
Bancorp, Inc. (The)[1]	592	5,849
BancorpSouth Bank	813	25,569
Bank of America Corp.	1,368	40,383
Bank of Commerce Holdings	153	1,759
Bank of Marin Bancorp	56	3,808
Bank of NT Butterfield & Son Ltd. (The)	634	23,008
Bankwell Financial Group, Inc.	97	3,331
Banner Corp.	404	22,268
Bar Harbor Bankshares	155	4,187
Barclays plc	24,947	68,021
BCB Bancorp, Inc.	137	1,986
Berkshire Hills Bancorp, Inc.	380	13,908
Blue Hills Bancorp, Inc.	259	5,206
BNP Paribas SA	1,530	114,098
Boston Private Financial Holdings, Inc.	774	11,958
Bridge Bancorp, Inc.	184	6,440
Brookline Bancorp, Inc.	900	14,130
Bryn Mawr Bank Corp.	160	7,072
Byline Bancorp, Inc.[1]	336	7,718
C&F Financial Corp.	32	1,856
Cadence BanCorp, Cl. A1	1,018	27,608
Camden National Corp.	139	5,856
Capital City Bank Group, Inc.	202	4,634
Capstar Financial Holdings, Inc.[1]	99	2,056
Carolina Financial Corp.	146	5,424
Cathay General Bancorp	737	31,079
CenterState Bank Corp.	558	14,357
Central Pacific Financial Corp.	356	10,619
Central Valley Community Bancorp	147	2,966
Century Bancorp, Inc., Cl. A	55	4,304
Chemical Financial Corp.	629	33,633
Chemung Financial Corp.	43	2,068
Citigroup, Inc.	640	47,622
Citizens & Northern Corp.	110	2,640
City Holding Co.	146	9,851
Civista Bancshares, Inc.	96	2,112
CNB Financial Corp.	146	3,831
CoBiz Financial, Inc.	382	7,636
Codorus Valley Bancorp, Inc.	119	3,276
Columbia Banking System, Inc.	522	22,676
Community Bank System, Inc.	478	25,692
Community Bankers Trust Corp.[1]	208	1,695
Community Financial Corp. (The)	44	1,685
Community Trust Bancorp, Inc.	162	7,630
ConnectOne Bancorp, Inc.	300	7,725
County Bancorp, Inc.	65	1,934
Credit Agricole SA	7,809	129,003
Customers Bancorp, Inc.[1]	294	7,641
CVB Financial Corp.	1,012	23,843
DNB Financial Corp.	39	1,314
Eagle Bancorp, Inc.[1]	326	18,875

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Commercial Banks (Continued)
Enterprise Bancorp, Inc.	106	$3,609
Enterprise Financial Services Corp.	210	9,481
Equity Bancshares, Inc., Cl. A1	114	4,037
Evans Bancorp, Inc.	44	1,844
Farmers Capital Bank Corp.	93	3,581
Farmers National Banc Corp.	322	4,750
FB Financial Corp.[1]	278	11,673
FCB Financial Holdings, Inc., Cl. A1	366	18,593
Fidelity Southern Corp.	252	5,494
Financial Institutions, Inc.	189	5,878
First BanCorp (Puerto Rico)[1]	2,116	10,792
First Bancorp (Southern Pines NC)	227	8,015
First Bancorp, Inc. (Maine)	103	2,805
First Busey Corp.	543	16,257
First Business Financial Services, Inc.	79	1,747
First Citizens BancShares, Inc., Cl. A	139	56,017
First Commonwealth Financial Corp.	890	12,745
First Community Bancshares, Inc.	206	5,918
First Connecticut Bancorp, Inc. (Farmington CT)	193	5,047
First Financial Bancorp	566	14,914
First Financial Bankshares, Inc.	599	26,985
First Financial Corp.	147	6,666
First Financial Northwest, Inc.	129	2,001
First Foundation, Inc.[1]	323	5,988
First Horizon National Corp.	591	11,814
First Internet Bancorp	75	2,861
First Interstate BancSystem, Inc., Cl. A	529	21,186
First Merchants Corp.	588	24,731
First Mid-Illinois Bancshares, Inc.	114	4,394
First Midwest Bancorp, Inc.	899	21,585
First Northwest Bancorp[1]	137	2,233
First of Long Island Corp. (The)	242	6,897
Flushing Financial Corp.	289	7,948
FNB Bancorp	67	2,445
Franklin Financial Network, Inc.[1]	123	4,194
Fulton Financial Corp.	1,588	28,425
German American Bancorp, Inc.	208	7,349
Glacier Bancorp, Inc.	700	27,573
Great Southern Bancorp, Inc.	170	8,781
Great Western Bancorp, Inc.	547	21,771
Green Bancorp, Inc.[1]	347	7,044
Guaranty Bancorp	339	9,373
Guaranty Bancshares, Inc.	98	3,004
Hancock Holding Co.	982	48,609
Hanmi Financial Corp.	383	11,624
HarborOne Bancorp, Inc.[1]	311	5,959
Heartland Financial USA, Inc.	276	14,807
Heritage Commerce Corp.	453	6,940
Heritage Financial Corp.	265	8,162
Hilltop Holdings, Inc.	1,108	28,066
Home BancShares, Inc.	1,553	36,107
HomeTrust Bancshares, Inc.[1]	225	5,794
Hope Bancorp, Inc.	1,262	23,032
Horizon Bancorp	285	7,923
Howard Bancorp, Inc.[1]	88	1,936
HSBC Holdings plc	6,511	67,148
IBERIABANK Corp.	623	48,283
Independent Bank Corp.	261	5,833
Independent Bank Corp. (Rockland MA)	258	18,021
Independent Bank Group, Inc.	240	16,224
International Bancshares Corp.	793	31,482
Investors Bancorp, Inc.	2,793	38,767
JPMorgan Chase & Co.	541	57,855
Lakeland Bancorp, Inc.	441	8,489
Lakeland Financial Corp.	226	10,959
LCNB Corp.	119	2,434
LegacyTexas Financial Group, Inc.	433	18,277

	Shares	Value
Commercial Banks (Continued)
Live Oak Bancshares, Inc.	347	$8,276
Lloyds Banking Group plc	105,575	96,675
M&T Bank Corp.[6]	15,725	2,688,818
Macatawa Bank Corp.	317	3,170
MainSource Financial Group, Inc.	297	10,784
MB Financial, Inc.	784	34,904
MBT Financial Corp.	270	2,862
Mercantile Bank Corp.	196	6,933
Midland States Bancorp, Inc.	176	5,716
MidSouth Bancorp, Inc.	150	1,988
MidWestOne Financial Group, Inc.	112	3,755
MutualFirst Financial, Inc.	92	3,547
National Bank Holdings Corp., Cl. A	245	7,945
National Commerce Corp.[1]	138	5,555
NBT Bancorp, Inc.	405	14,904
Nicolet Bankshares, Inc.[1]	91	4,981
Northeast Bancorp	88	2,037
Northrim BanCorp, Inc.	56	1,896
OFG Bancorp	378	3,553
Ohio Valley Banc Corp.	40	1,616
Old Line Bancshares, Inc.	118	3,474
Old National Bancorp	1,279	22,319
Old Second Bancorp, Inc.	286	3,904
Opus Bank[1]	317	8,654
Orrstown Financial Services, Inc.	103	2,601
Pacific Mercantile Bancorp[1]	214	1,873
Pacific Premier Bancorp, Inc.[1]	388	15,520
Paragon Commercial Corp.[1]	67	3,565
Park National Corp.	141	14,664
Parke Bancorp, Inc.	75	1,541
Peapack Gladstone Financial Corp.	170	5,953
Penns Woods Bancorp, Inc.	43	2,003
Peoples Bancorp, Inc.	218	7,111
People’s Utah Bancorp	217	6,575
PNC Financial Services Group, Inc. (The)	3,430	494,915
Preferred Bank (Los Angeles CA)	136	7,994
Premier Financial Bancorp, Inc.	135	2,711
QCR Holdings, Inc.	169	7,242
RBB Bancorp	192	5,255
Renasant Corp.	449	18,360
Republic Bancorp, Inc., Cl. A	233	8,859
Republic First Bancorp, Inc.[1]	528	4,462
Royal Bank of Scotland Group plc[1]	28,425	106,021
S&T Bancorp, Inc.	324	12,898
Sandy Spring Bancorp, Inc.	233	9,092
Seacoast Banking Corp. of Florida[1]	505	12,731
ServisFirst Bancshares, Inc.	490	20,335
Shore Bancshares, Inc.	146	2,438
Sierra Bancorp	160	4,250
Simmons First National Corp., Cl. A	304	17,358
SmartFinancial, Inc.[1]	82	1,779
Societe Generale SA	1,894	97,650
South State Corp.	339	29,544
Southern First Bancshares, Inc.[1]	62	2,558
Southern National Bancorp of Virginia, Inc.	217	3,479
Southside Bancshares, Inc.	273	9,195
Standard Chartered plc[1]	6,201	65,255
State Bank Financial Corp.	351	10,474
Sterling Bancorp	1,270	31,242
Stock Yards Bancorp, Inc.	204	7,691
Summit Financial Group, Inc.	118	3,106
Sun Bancorp, Inc.	179	4,350
Sunshine Bancorp, Inc.[1]	74	1,698
Texas Capital Bancshares, Inc.[1]	447	39,738
Tompkins Financial Corp.	141	11,470
Towne Bank (Portsmouth VA)	593	18,235
TriCo Bancshares	276	10,449

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Commercial Banks (Continued)
TriState Capital Holdings, Inc.[1]	254	$5,842
Triumph Bancorp, Inc.[1]	184	5,796
Trustmark Corp.	622	19,817
Two River Bancorp	85	1,541
UMB Financial Corp.	462	33,227
Umpqua Holdings Corp.	1,929	40,123
Union Bankshares Corp.	379	13,708
United Bankshares, Inc.	951	33,047
United Community Banks, Inc.	854	24,032
United Security Bancshares (Fresno CA)	153	1,683
Unity Bancorp, Inc.	95	1,876
Univest Corp. of Pennsylvania	263	7,377
US Bancorp	938	50,258
Valley National Bancorp	2,417	27,119
Veritex Holdings, Inc.[1]	203	5,601
Washington Trust Bancorp, Inc.	159	8,467
WashingtonFirst Bankshares, Inc.	163	5,584
Wells Fargo & Co.	893	54,178
WesBanco, Inc.	400	16,260
West Bancorporation, Inc.	181	4,552
Westamerica Bancorporation	235	13,994
Wintrust Financial Corp.	512	42,173
Xenith Bankshares, Inc.[1]	200	6,766
		6,446,600
Consumer Finance—0.1%
American Express Co.	622	61,771
Capital One Financial Corp.	485	48,296
Elevate Credit, Inc.[1]	413	3,110
Encore Capital Group, Inc.[1]	247	10,399
Enova International, Inc.[1]	318	4,834
EZCORP, Inc., Cl. A1	438	5,344
FirstCash, Inc.	425	28,666
Green Dot Corp., Cl. A1	439	26,454
LendingClub Corp.[1]	5,112	21,112
Nelnet, Inc., Cl. A	423	23,172
PRA Group, Inc.[1]	343	11,388
Regional Management Corp.[1]	14,607	384,310
World Acceptance Corp.[1]	88	7,103
		635,959
Diversified Financial Services—0.0%
Berkshire Hathaway, Inc., Cl. B1	285	56,493
Cannae Holdings, Inc.[1]	3,031	51,618
Marlin Business Services Corp.	140	3,136
NewStar Financial, Inc.[1,3,4]	409	199
On Deck Capital, Inc.[1]	649	3,725
Tiptree, Inc.	280	1,666
		116,837
Insurance—1.6%
Allstate Corp. (The)	20,738	2,171,476
Ambac Financial Group, Inc.[1]	463	7,399
American Equity Investment Life Holding Co.	783	24,062
American International Group, Inc.	931	55,469
AMERISAFE, Inc.	180	11,088
AmTrust Financial Services, Inc.	2,417	24,339
Argo Group International Holdings Ltd.	388	23,920
Atlas Financial Holdings, Inc.[1]	145	2,980
Aviva plc	10,654	72,810
Baldwin & Lyons, Inc., Cl. B	173	4,143
Blue Capital Reinsurance Holdings Ltd.	90	1,085
Chubb Ltd.	21,475	3,138,142
CNO Financial Group, Inc.	1,510	37,282
Crawford & Co., Cl. B	621	5,974
Direct Line Insurance Group plc	11,359	58,538
Donegal Group, Inc., Cl. A	317	5,484
eHealth, Inc.[1]	195	3,387
EMC Insurance Group, Inc.	248	7,115

	Shares	Value
Insurance (Continued)
Employers Holdings, Inc.	385	$17,094
Enstar Group Ltd.[1]	189	37,942
FBL Financial Group, Inc., Cl. A	242	16,855
Federated National Holding Co.	140	2,320
Genworth Financial, Inc., Cl. A1	5,943	18,483
Global Indemnity Ltd.[1]	161	6,765
Greenlight Capital Re Ltd., Cl. A1	352	7,075
Hallmark Financial Services, Inc.[1]	230	2,399
HCI Group, Inc.	107	3,199
Health Insurance Innovations, Inc., Cl. A1	4,621	115,294
Horace Mann Educators Corp.	465	20,506
Independence Holding Co.	129	3,541
Infinity Property & Casualty Corp.	117	12,402
Investors Title Co.	17	3,372
James River Group Holdings Ltd.	293	11,723
Kemper Corp.	452	31,143
Kingstone Cos., Inc.	84	1,579
Kinsale Capital Group, Inc.	194	8,730
Legal & General Group plc	19,648	72,324
Maiden Holdings Ltd.	1,017	6,712
MetLife, Inc.	837	42,319
National General Holdings Corp.	964	18,933
National Western Life Group, Inc., Cl. A	34	11,255
Navigators Group, Inc. (The)	405	19,723
NI Holdings, Inc.[1]	215	3,651
Old Mutual plc	14,374	44,953
Primerica, Inc.	357	36,253
Prudential plc	1,817	46,715
RLI Corp.	413	25,053
RSA Insurance Group plc	7,682	65,460
Safety Insurance Group, Inc.	144	11,578
Selective Insurance Group, Inc.	538	31,581
St James’s Place plc	3,567	58,961
Standard Life Aberdeen plc	6,617	38,983
State Auto Financial Corp.	367	10,687
Stewart Information Services Corp.	273	11,548
Third Point Reinsurance Ltd.[1]	965	14,137
United Fire Group, Inc.	291	13,264
United Insurance Holdings Corp.	382	6,589
Universal Insurance Holdings, Inc.	295	8,068
WMIH Corp.[1]	1,937	1,645
		6,575,507
Real Estate Investment Trusts (REITs)—4.6%
Acadia Realty Trust	9,016	246,678
AG Mortgage Investment Trust, Inc.	265	5,038
Agree Realty Corp.	5,555	285,749
Alexander & Baldwin, Inc.	725	20,111
Alexander’s, Inc.	61	24,147
Allied Properties Real Estate Investment Trust	5,052	169,123
Altisource Residential Corp.	493	5,847
American Assets Trust, Inc.	10,385	397,122
American Tower Corp.	1,110	158,364
Anworth Mortgage Asset Corp.	1,187	6,457
Apollo Commercial Real Estate Finance, Inc.	967	17,841
Ares Commercial Real Estate Corp.	336	4,334
Armada Hoffler Properties, Inc.	393	6,103
ARMOUR Residential REIT, Inc.	390	10,031
Ascendas Real Estate Investment Trust	53,000	107,756
Ashford Hospitality Prime, Inc.	411	3,999
Ashford Hospitality Trust, Inc.	1,283	8,635
Ashtead Group plc	2,213	59,060
AvalonBay Communities, Inc.	1,770	315,786
Blackstone Mortgage Trust, Inc., Cl. A	42,855	1,379,074
Bluerock Residential Growth REIT, Inc., Cl. A	229	2,315

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Boston Properties, Inc.	3,580	$465,507
British Land Co. plc (The)	7,887	73,585
Camden Property Trust	3,470	319,448
Capstead Mortgage Corp.	885	7,655
CareTrust REIT, Inc.	741	12,419
CatchMark Timber Trust, Inc., Cl. A	460	6,040
CBL & Associates Properties, Inc.	2,255	12,763
Cedar Realty Trust, Inc.	759	4,615
Chatham Lodging Trust	362	8,239
Cherry Hill Mortgage Investment Corp.	120	2,159
Chesapeake Lodging Trust	5,061	137,102
City Office REIT, Inc.	364	4,736
Clipper Realty, Inc.	182	1,818
Community Healthcare Trust, Inc.	172	4,833
CorEnergy Infrastructure Trust, Inc.	116	4,431
Cousins Properties, Inc.	26,258	242,887
Crown Castle International Corp.	1,490	165,405
CYS Investments, Inc.	1,451	11,652
Derwent London plc	1,780	74,912
Dexus	25,600	194,415
DiamondRock Hospitality Co.	1,840	20,774
Digital Realty Trust, Inc.	4,230	481,797
Duke Realty Corp.	14,470	393,729
Dynex Capital, Inc.	474	3,323
Easterly Government Properties, Inc.	394	8,408
EastGroup Properties, Inc.	314	27,751
Education Realty Trust, Inc.	684	23,885
Ellington Residential Mortgage REIT	131	1,577
Equinix, Inc.	460	208,481
Essex Property Trust, Inc.	1,570	378,951
Farmland Partners, Inc.	288	2,500
First Industrial Realty Trust, Inc.	1,387	43,649
Four Corners Property Trust, Inc.	706	18,144
Franklin Street Properties Corp.	932	10,010
Gaming & Leisure Properties, Inc.	4,120	152,440
Gecina SA	1,010	186,347
GEO Group, Inc. (The)	7,804	184,174
Getty Realty Corp.	373	10,131
Gladstone Commercial Corp.	257	5,412
Global Medical REIT, Inc.	182	1,492
Global Net Lease, Inc.	636	13,089
Goodman Group	56,800	372,331
Government Properties Income Trust	914	16,946
Gramercy Property Trust	1,584	42,229
Granite Point Mortgage Trust, Inc.	423	7,504
Great Ajax Corp.	171	2,363
Green REIT plc	93,771	174,940
Hammerson plc	23,523	173,629
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	495	11,910
Healthcare Realty Trust, Inc.	5,433	174,508
Hersha Hospitality Trust, Cl. A	397	6,908
Hispania Activos Inmobiliarios SOCIMI SA	6,232	117,255
ICADE	2,040	200,506
Independence Realty Trust, Inc.	20,522	207,067
InfraREIT, Inc.	567	10,535
Invesco Mortgage Capital, Inc.	1,030	18,365
Investa Office Fund	44,300	157,153
Investors Real Estate Trust	1,102	6,259
Invincible Investment Corp.	257	109,237
Invitation Homes, Inc.	24,353	574,000
iStar, Inc.[1]	657	7,424
Japan Retail Fund Investment Corp.	59	108,154
Jernigan Capital, Inc.	134	2,547
Keppel REIT	191,000	180,229
Kilroy Realty Corp.	6,670	497,916
Kimco Realty Corp.	12,680	230,142

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Kite Realty Group Trust	769	$15,072
KKR Real Estate Finance Trust, Inc.	501	10,025
Ladder Capital Corp., Cl. A	1,034	14,093
Land Securities Group plc	24,332	329,994
LaSalle Hotel Properties	1,063	29,838
LaSalle Logiport REIT	165	168,852
Lexington Realty Trust	2,840	27,406
Link REIT	27,500	254,831
LondonMetric Property plc	40,080	100,589
LTC Properties, Inc.	380	16,549
Mack-Cali Realty Corp.	876	18,887
MedEquities Realty Trust, Inc.	402	4,510
Medical Properties Trust, Inc.	9,230	127,189
Monmouth Real Estate Investment Corp.	880	15,664
MTGE Investment Corp.	545	10,083
National Health Investors, Inc.	384	28,946
National Storage Affiliates Trust	390	10,631
New Senior Investment Group, Inc.	848	6,411
New York Mortgage Trust, Inc.	998	6,158
NexPoint Residential Trust, Inc.	169	4,722
NIPPON REIT Investment Corp.	72	206,633
NorthStar Realty Europe Corp.	626	8,407
One Liberty Properties, Inc.	200	5,184
Owens Realty Mortgage, Inc.	136	2,177
Paramount Group, Inc.	11,080	175,618
Park Hotels & Resorts, Inc.	4,340	124,775
Pebblebrook Hotel Trust	604	22,451
Pennsylvania Real Estate Investment Trust	580	6,896
PennyMac Mortgage Investment Trust	640	10,285
Physicians Realty Trust	24,030	432,300
Potlatch Corp.	386	19,261
Preferred Apartment Communities, Inc., Cl. A	315	6,379
Prologis, Inc.	12,790	825,083
PS Business Parks, Inc.	332	41,530
Pure Industrial Real Estate Trust	53,173	286,381
QTS Realty Trust, Inc., Cl. A	496	26,863
Quality Care Properties, Inc.[1]	1,233	17,028
RAIT Financial Trust	1,386	520
Ramco-Gershenson Properties Trust	658	9,692
Realty Income Corp.	2,300	131,146
Redwood Trust, Inc.	764	11,322
Regency Centers Corp.	7,742	535,592
Resource Capital Corp.	305	2,858
Retail Opportunity Investments Corp.	954	19,032
Rexford Industrial Realty, Inc.	896	26,127
RLJ Lodging Trust	1,654	36,338
Ryman Hospitality Properties, Inc.	456	31,473
Sabra Health Care REIT, Inc.	1,723	32,341
Saul Centers, Inc.	254	15,685
Scentre Group	41,600	135,758
Segro plc	8,016	63,489
Select Income REIT	1,051	26,412
Simon Property Group, Inc.	4,699	807,006
STAG Industrial, Inc.	857	23,422
Starwood Property Trust, Inc.	28,840	615,734
STORE Capital Corp.	5,470	142,439
Summit Hotel Properties, Inc.	1,033	15,733
Sunstone Hotel Investors, Inc.	2,083	34,432
Sutherland Asset Management Corp.	300	4,545
Terreno Realty Corp.	650	22,789
Tier REIT, Inc.	440	8,972
TPG RE Finance Trust, Inc.	757	14,421
UMH Properties, Inc.	319	4,753
Unibail-Rodamco SE	2,921	735,878
Universal Health Realty Income Trust	127	9,539

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Urban Edge Properties	989	$25,210
Urstadt Biddle Properties, Inc., Cl. A	428	9,305
Ventas, Inc.	2,870	172,229
Vicinity Centres	110,100	233,926
Washington Prime Group, Inc.	1,937	13,791
Washington Real Estate Investment Trust	740	23,029
Welltower, Inc.	7,340	468,072
Western Asset Mortgage Capital Corp.	398	3,960
Weyerhaeuser Co.	5,940	209,444
Wheeler Real Estate Investment Trust, Inc.	36,137	360,647
Whitestone REIT, Cl. B	330	4,755
Worldpay Group plc[2]	18,311	104,943
Xenia Hotels & Resorts, Inc.	1,000	21,590
		19,160,362
Real Estate Management & Development—1.7%
Ayala Land, Inc.	116,500	103,844
Barratt Developments plc	5,562	48,607
Carmila SA	3,850	107,236
Castellum AB	10,424	175,781
Central Pattana PCL	39,500	103,176
China Overseas Land & Investment Ltd.	112,000	360,479
China Vanke Co. Ltd., Cl. H	76,999	306,614
Ciputra Development Tbk PT	403,900	35,272
City Developments Ltd.	40,000	371,990
CK Asset Holdings Ltd.	49,000	428,304
Consolidated-Tomoka Land Co.	50	3,175
Country Garden Holdings Co. Ltd.	127,000	241,312
Deutsche Wohnen SE	2,543	110,877
Fabege AB	8,926	189,729
FRP Holdings, Inc.[1]	92	4,071
Griffin Industrial Realty, Inc.	48	1,762
HFF, Inc., Cl. A	355	17,267
Hongkong Land Holdings Ltd.	16,000	112,510
Hulic Co. Ltd.	21,200	237,318
Inmobiliaria Colonial SA	19,466	193,041
Kennedy-Wilson Holdings, Inc.	1,098	19,050
Marcus & Millichap, Inc.[1]	321	10,468
Maui Land & Pineapple Co., Inc.[1]	177	3,062
Mitsubishi Estate Co. Ltd.	15,100	262,368
Mitsui Fudosan Co. Ltd.	25,000	560,449
New World Development Co. Ltd.	113,000	169,779
Persimmon plc	1,195	44,130
RE/MAX Holdings, Inc., Cl. A	209	10,137
RMR Group, Inc. (The), Cl. A	133	7,887
Safety Income & Growth, Inc.	169	2,974
SM Prime Holdings, Inc.	126,000	94,646
St Joe Co. (The)[1]	596	10,758
StorageVault Canada, Inc.	70,058	146,581
Stratus Properties, Inc.	73	2,168
Sumitomo Realty & Development Co. Ltd.	13,000	426,695
Sun Hung Kai Properties Ltd.	26,000	433,104
Tejon Ranch Co.[1]	171	3,550
Trinity Place Holdings, Inc.[1]	304	2,113
Unite Group plc (The)	23,400	254,193
Vonovia SE	18,351	908,377
Wharf Holdings Ltd. (The)	31,000	107,196
Wharf Real Estate Investment Co. Ltd.[1]	45,000	299,507
		6,931,557
Thrifts & Mortgage Finance—0.2%
Bank Mutual Corp.	554	5,900
BankFinancial Corp.	212	3,252
Bear State Financial, Inc.	358	3,662
Beneficial Bancorp, Inc.	698	11,482
BofI Holding, Inc.[1]	586	17,521

	Shares	Value
Thrifts & Mortgage Finance (Continued)
BSB Bancorp, Inc.[1]	87	$2,545
Capitol Federal Financial, Inc.	1,283	17,205
Charter Financial Corp.	191	3,350
Clifton Bancorp, Inc.	205	3,506
Dime Community Bancshares, Inc.	354	7,416
Entegra Financial Corp.[1]	57	1,667
ESSA Bancorp, Inc.	111	1,739
Essent Group Ltd.[1]	897	38,948
Federal Agricultural Mortgage Corp., Cl. C	100	7,824
First Defiance Financial Corp.	124	6,444
Flagstar Bancorp, Inc.[1]	532	19,908
Hingham Institution for Savings	17	3,519
Home Bancorp, Inc.	91	3,933
HomeStreet, Inc.[1]	8,050	233,048
Kearny Financial Corp.	785	11,343
LendingTree, Inc.[1]	101	34,386
Meridian Bancorp, Inc.	475	9,785
Meta Financial Group, Inc.	85	7,875
MGIC Investment Corp.[1]	3,431	48,411
Nationstar Mortgage Holdings, Inc.[1]	997	18,445
NMI Holdings, Inc., Cl. A1	484	8,228
Northfield Bancorp, Inc.	445	7,601
Northwest Bancshares, Inc.	967	16,178
OceanFirst Financial Corp.	308	8,085
Ocwen Financial Corp.[1]	1,355	4,241
Oritani Financial Corp.	430	7,052
PCSB Financial Corp.[1]	163	3,105
PennyMac Financial Services, Inc., Cl. A1	197	4,403
PHH Corp.[1]	358	3,687
Provident Bancorp, Inc.[1]	91	2,407
Provident Financial Holdings, Inc.	72	1,325
Provident Financial Services, Inc.	626	16,883
Prudential Bancorp, Inc.	84	1,478
Radian Group, Inc.	2,085	42,972
Riverview Bancorp, Inc.	264	2,289
SI Financial Group, Inc.	148	2,176
Southern Missouri Bancorp, Inc.	96	3,609
Territorial Bancorp, Inc.	119	3,674
Timberland Bancorp, Inc.	74	1,965
TrustCo Bank Corp. (New York)	893	8,216
United Community Financial Corp.	572	5,222
United Financial Bancorp, Inc.	609	10,743
Walker & Dunlop, Inc.[1]	316	15,010
Washington Federal, Inc.	825	28,256
Waterstone Financial, Inc.	365	6,223
Western New England Bancorp, Inc.	288	3,139
WSFS Financial Corp.	292	13,972
		755,253
Health Care—4.9%
Biotechnology—0.7%
AbbVie, Inc.	572	55,318
Abeona Therapeutics, Inc.[1]	402	6,372
Acceleron Pharma, Inc.[1]	449	19,056
Achaogen, Inc.[1]	426	4,575
Achillion Pharmaceuticals, Inc.[1]	1,681	4,841
Acorda Therapeutics, Inc.[1]	579	12,420
Adamas Pharmaceuticals, Inc.[1]	143	4,846
Aduro Biotech, Inc.[1]	610	4,575
Agenus, Inc.[1]	879	2,866
Aimmune Therapeutics, Inc.[1]	365	13,804
Akebia Therapeutics, Inc.[1]	522	7,762
Alder Biopharmaceuticals, Inc.[1]	656	7,511
AMAG Pharmaceuticals, Inc.[1]	377	4,995
Amgen, Inc.	190	33,041
Amicus Therapeutics, Inc.[1]	1,603	23,067
Anavex Life Sciences Corp.[1]	443	1,426
Ardelyx, Inc.[1]	362	2,389

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Biotechnology (Continued)
Arena Pharmaceuticals, Inc.[1]	336	$11,414
Array BioPharma, Inc.[1]	1,725	22,080
Atara Biotherapeutics, Inc.[1]	285	5,159
Audentes Therapeutics, Inc.[1]	259	8,094
Avexis, Inc.[1]	334	36,964
Axovant Sciences Ltd.[1]	968	5,101
Bellicum Pharmaceuticals, Inc.[1]	296	2,489
BioCryst Pharmaceuticals, Inc.[1]	825	4,051
Biogen, Inc.[1]	103	32,813
Biohaven Pharmaceutical Holding Co. Ltd.[1]	442	11,925
BioSpecifics Technologies Corp.[1]	69	2,990
BioTime, Inc.[1]	982	2,111
Bluebird Bio, Inc.[1]	349	62,157
Blueprint Medicines Corp.[1]	328	24,735
Calithera Biosciences, Inc.[1]	515	4,300
Cascadian Therapeutics, Inc.[1]	516	1,909
Catalyst Pharmaceuticals, Inc.[1]	537	2,100
Celgene Corp.[1]	230	24,003
Celldex Therapeutics, Inc.[1]	1,017	2,888
Chelsea Therapeutics, Inc.[1,3,4]	10,531	—
ChemoCentryx, Inc.[1]	467	2,779
Chimerix, Inc.[1]	491	2,273
Clovis Oncology, Inc.[1]	556	37,808
Coherus Biosciences, Inc.[1]	689	6,063
Concert Pharmaceuticals, Inc.[1]	163	4,217
Corvus Pharmaceuticals, Inc.[1]	240	2,486
Curis, Inc.[1]	3,084	2,159
Cytokinetics, Inc.[1]	809	6,593
CytomX Therapeutics, Inc.[1]	339	7,156
Dyax Corp.[1,3,4]	10,770	108
Dynavax Technologies Corp.[1]	631	11,800
Eagle Pharmaceuticals, Inc.[1]	129	6,891
Edge Therapeutics, Inc.[1]	314	2,942
Editas Medicine, Inc.[1]	340	10,448
Emergent BioSolutions, Inc.[1]	366	17,008
Enanta Pharmaceuticals, Inc.[1]	181	10,621
Epizyme, Inc.[1]	912	11,446
Esperion Therapeutics, Inc.[1]	184	12,115
Exact Sciences Corp.[1]	1,047	55,009
Fate Therapeutics, Inc.[1]	425	2,597
FibroGen, Inc.[1]	911	43,181
Five Prime Therapeutics, Inc.[1]	452	9,908
Foundation Medicine, Inc.[1]	290	19,778
G1 Therapeutics, Inc.[1]	309	6,131
Genocea Biosciences, Inc.[1]	258	299
Genomic Health, Inc.[1]	356	12,175
Geron Corp.[1]	1,704	3,067
Gilead Sciences, Inc.	696	49,861
Global Blood Therapeutics, Inc.[1]	414	16,291
Halozyme Therapeutics, Inc.[1]	1,279	25,913
Heron Therapeutics, Inc.[1]	450	8,145
Idera Pharmaceuticals, Inc.[1]	1,000	2,110
Ignyta, Inc.[1]	24,862	663,815
Immune Design Corp.[1]	293	1,143
ImmunoGen, Inc.[1]	999	6,404
Immunomedics, Inc.[1]	1,420	22,947
Inovio Pharmaceuticals, Inc.[1]	1,086	4,485
Insmed, Inc.[1]	628	19,581
Intellia Therapeutics, Inc.[1]	472	9,072
Invitae Corp.[1]	459	4,168
Iovance Biotherapeutics, Inc.[1]	585	4,680
Ironwood Pharmaceuticals, Inc., Cl. A1	1,262	18,917
Jounce Therapeutics, Inc.[1]	271	3,455
Karyopharm Therapeutics, Inc.[1]	407	3,907
Keryx Biopharmaceuticals, Inc.[1]	1,526	7,096
Kindred Biosciences, Inc.[1]	260	2,457
La Jolla Pharmaceutical Co.[1]	216	6,951

	Shares	Value
Biotechnology (Continued)
Lexicon Pharmaceuticals, Inc.[1]	997	$9,850
Ligand Pharmaceuticals, Inc.[1]	220	30,125
Loxo Oncology, Inc.[1]	318	26,769
MacroGenics, Inc.[1]	357	6,783
Madrigal Pharmaceuticals, Inc.[1]	117	10,739
Merrimack Pharmaceuticals, Inc.	128	1,312
Mersana Therapeutics, Inc.[1]	184	3,023
Minerva Neurosciences, Inc.[1]	401	2,426
Momenta Pharmaceuticals, Inc.[1]	739	10,309
Myriad Genetics, Inc.[1]	648	22,256
Natera, Inc.[1]	574	5,160
Novavax, Inc.[1]	2,353	2,918
Otonomy, Inc.[1]	160	888
PDL BioPharma, Inc.[1]	1,486	4,072
Pieris Pharmaceuticals, Inc.[1]	346	2,612
Portola Pharmaceuticals, Inc.[1]	601	29,257
Progenics Pharmaceuticals, Inc.[1]	712	4,236
Prothena Corp. plc[1]	454	17,020
PTC Therapeutics, Inc.[1]	461	7,689
Puma Biotechnology, Inc.[1]	425	42,011
Ra Pharmaceuticals, Inc.[1]	197	1,675
Recro Pharma, Inc.[1]	162	1,499
REGENXBIO, Inc.[1]	314	10,441
Repligen Corp.[1]	433	15,709
Retrophin, Inc.[1]	410	8,639
Rigel Pharmaceuticals, Inc.[1]	1,250	4,850
Sage Therapeutics, Inc.[1]	243	40,025
Sangamo Therapeutics, Inc.[1]	609	9,988
Sarepta Therapeutics, Inc.[1]	541	30,101
Selecta Biosciences, Inc.[1]	417	4,091
Seres Therapeutics, Inc.[1]	367	3,721
Shire plc[7]	1,106	57,366
Shire plc, ADR[7]	6,050	938,476
Spark Therapeutics, Inc.[1]	386	19,848
Spectrum Pharmaceuticals, Inc.[1]	890	16,866
Stemline Therapeutics, Inc.[1]	212	3,307
Syndax Pharmaceuticals, Inc.[1]	270	2,365
Syros Pharmaceuticals, Inc.[1]	288	2,802
TG Therapeutics, Inc.[1]	634	5,199
Trevena, Inc.[1]	528	845
Ultragenyx Pharmaceutical, Inc.[1]	367	17,021
Vanda Pharmaceuticals, Inc.[1]	612	9,302
VBI Vaccines, Inc.[1]	250	1,068
Veracyte, Inc.[1]	523	3,415
Versartis, Inc.[1]	313	689
Voyager Therapeutics, Inc.[1]	358	5,943
vTv Therapeutics, Inc., Cl. A1	138	829
Xencor, Inc.[1]	405	8,878
		3,129,016
Health Care Equipment & Supplies—0.9%
Abaxis, Inc.	213	10,548
Abbott Laboratories	9,310	531,322
Accuray, Inc.[1]	731	3,143
Analogic Corp.	114	9,548
AngioDynamics, Inc.[1]	346	5,754
Anika Therapeutics, Inc.[1]	138	7,440
Antares Pharma, Inc.[1]	1,457	2,899
AtriCure, Inc.[1]	378	6,895
Atrion Corp.	17	10,720
AxoGen, Inc.[1]	243	6,877
Cantel Medical Corp.	364	37,445
Cardiovascular Systems, Inc.[1]	400	9,476
Cerus Corp.[1]	785	2,653
ConforMIS, Inc.[1]	476	1,133
CONMED Corp.	258	13,150
CryoLife, Inc.[1]	303	5,802
Cutera, Inc.[1]	126	5,714

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Health Care Equipment & Supplies (Continued)
Danaher Corp.	799	$74,163
Endologix, Inc.[1]	762	4,077
Entellus Medical, Inc.[1]	27,632	673,945
Essilor International Cie Generale d’Optique SA	1,410	194,432
Exactech, Inc.[1]	175	8,654
FONAR Corp.[1]	78	1,899
GenMark Diagnostics, Inc.[1]	866	3,611
Glaukos Corp.[1]	431	11,055
Globus Medical, Inc., Cl. A1	765	31,442
Haemonetics Corp.[1]	410	23,813
Halyard Health, Inc.[1]	385	17,779
Heska Corp.[1]	78	6,256
ICU Medical, Inc.[1]	170	36,720
Inogen, Inc.[1]	152	18,100
Insulet Corp.[1]	451	31,119
Integer Holdings Corp.[1]	301	13,635
Integra LifeSciences Holdings Corp.[1]	714	34,172
Invacare Corp.	275	4,634
iRhythm Technologies, Inc.[1]	200	11,210
K2M Group Holdings, Inc.[1]	411	7,398
Lantheus Holdings, Inc.[1]	315	6,442
LeMaitre Vascular, Inc.	177	5,636
Masimo Corp.[1]	483	40,958
Medtronic plc	14,059	1,135,264
Meridian Bioscience, Inc.	397	5,558
Merit Medical Systems, Inc.[1]	536	23,155
Natus Medical, Inc.[1]	332	12,682
Neogen Corp.[1]	346	28,445
Nevro Corp.[1]	328	22,645
NuVasive, Inc.[1]	474	27,724
NxStage Medical, Inc.[1]	22,555	546,508
OraSure Technologies, Inc.[1]	685	12,919
Orthofix International NV1	220	12,034
Oxford Immunotec Global plc[1]	215	3,004
Penumbra, Inc.[1]	307	28,889
Quidel Corp.[1]	347	15,042
RTI Surgical, Inc.[1]	688	2,821
Smith & Nephew plc	2,917	50,474
STAAR Surgical Co.[1]	298	4,619
Surmodics, Inc.[1]	144	4,032
Tactile Systems Technology, Inc.[1]	161	4,666
Utah Medical Products, Inc.	42	3,419
Varex Imaging Corp.[1]	330	13,256
Viveve Medical, Inc.[1]	200	994
Wright Medical Group NV1	1,072	23,798
		3,913,617
Health Care Providers & Services—1.6%
AAC Holdings, Inc.[1]	197	1,773
Aceto Corp.	275	2,841
Addus HomeCare Corp.[1]	153	5,325
Almost Family, Inc.[1]	98	5,424
Amedisys, Inc.[1]	286	15,075
American Renal Associates Holdings, Inc.[1]	248	4,315
AMN Healthcare Services, Inc.[1]	395	19,454
BioScrip, Inc.[1]	1,166	3,393
BioTelemetry, Inc.[1]	307	9,179
Capital Senior Living Corp.[1]	236	3,184
Chemed Corp.	137	33,294
Cigna Corp.	7,670	1,557,700
Civitas Solutions, Inc.[1]	339	5,797
Community Health Systems, Inc.[1]	1,407	5,994
ConvaTec Group plc[2]	16,795	46,415
CorVel Corp.[1]	249	13,172
Cross Country Healthcare, Inc.[1]	338	4,313
Diplomat Pharmacy, Inc.[1]	765	15,354
Ensign Group, Inc. (The)	460	10,212

	Shares	Value
Health Care Providers & Services (Continued)
Genesis Healthcare, Inc., Cl. A1	1,270	$969
HCA Healthcare, Inc.[1]	7,385	648,698
HealthEquity, Inc.[1]	554	25,850
HealthSouth Corp.	860	42,493
Kindred Healthcare, Inc.	70,989	688,593
LHC Group, Inc.[1]	171	10,474
Magellan Health, Inc.[1]	230	22,207
Mediclinic International plc	5,826	50,865
MEDNAX, Inc.[1]	5,935	317,166
Molina Healthcare, Inc.[1]	468	35,886
National HealthCare Corp.	179	10,908
National Research Corp., Cl. A	442	16,487
NMC Health plc	1,699	66,171
Novocure Ltd.[1]	949	19,170
Owens & Minor, Inc.	744	14,047
PetIQ, Inc., Cl. A1	136	2,970
Premier, Inc., Cl. A1	19,570	571,248
Providence Service Corp. (The)[1]	151	8,960
R1 RCM, Inc.[1]	969	4,273
RadNet, Inc.[1]	469	4,737
Select Medical Holdings Corp.[1]	1,375	24,269
Surgery Partners, Inc.[1]	454	5,493
Teladoc, Inc.[1]	480	16,728
Tivity Health, Inc.[1]	471	17,215
Triple-S Management Corp., Cl. B1	191	4,746
UnitedHealth Group, Inc.[6]	9,576	2,111,125
US Physical Therapy, Inc.	111	8,014
		6,511,976
Health Care Technology—0.0%
Allscripts Healthcare Solutions, Inc.[1]	1,612	23,455
Castlight Health, Inc., Cl. B1	1,245	4,669
Cotiviti Holdings, Inc.[1]	941	30,310
Evolent Health, Inc., Cl. A1	894	10,996
HealthStream, Inc.[1]	311	7,203
HMS Holdings Corp.[1]	926	15,696
Inovalon Holdings, Inc., Cl. A1	1,455	21,825
Medidata Solutions, Inc.[1]	625	39,606
Omnicell, Inc.[1]	341	16,538
Quality Systems, Inc.[1]	588	7,985
Simulations Plus, Inc.	171	2,753
Tabula Rasa HealthCare, Inc.[1]	141	3,955
Vocera Communications, Inc.[1]	266	8,038
		193,029
Life Sciences Tools & Services—0.1%
Cambrex Corp.[1]	275	13,200
CHC Group LLC[1]	697	6,273
Enzo Biochem, Inc.[1]	570	4,646
Fluidigm Corp.[1]	356	2,097
INC Research Holdings, Inc., Cl. A1	1,472	64,179
Luminex Corp.	410	8,077
Medpace Holdings, Inc.[1]	398	14,431
NanoString Technologies, Inc.[1]	312	2,331
NeoGenomics, Inc.[1]	714	6,326
Pacific Biosciences of California, Inc.1	1,459	3,852
PRA Health Sciences, Inc.[1]	764	69,577
		194,989
Pharmaceuticals—1.6%
Aclaris Therapeutics, Inc.[1]	310	7,645
Aerie Pharmaceuticals, Inc.[1]	331	19,777
Allergan plc[6]	3,318	542,758
Ambit Biosciences Corp.[1,3,4]	10,347	6,208
Amphastar Pharmaceuticals, Inc.[1]	401	7,715
ANI Pharmaceuticals, Inc.[1]	90	5,801
Aratana Therapeutics, Inc.[1]	394	2,072
Assembly Biosciences, Inc.[1]	97	4,389
AstraZeneca plc	996	68,349
Bristol-Myers Squibb Co.	7,855	481,354

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Pharmaceuticals (Continued)
Catalent, Inc.[1]	1,734	$71,233
Corcept Therapeutics, Inc.[1]	1,185	21,401
Corium International, Inc.[1]	292	2,806
Depomed, Inc.[1]	421	3,389
Dermira, Inc.[1]	412	11,458
Durata Therapeutics[1,3,4]	6,530	—
Durect Corp.[1]	1,068	984
Eli Lilly & Co.	783	66,132
GlaxoSmithKline plc	3,259	57,645
Horizon Pharma plc[1]	1,463	21,360
Impax Laboratories, Inc.[1]	765	12,737
Innoviva, Inc.[1]	954	13,537
Intersect ENT, Inc.[1]	270	8,748
Intra-Cellular Therapies, Inc., Cl. A1	413	5,980
Johnson & Johnson	558	77,964
Kala Pharmaceuticals, Inc.[1]	193	3,569
Medicines Co. (The)[1]	683	18,673
Melinta Therapeutics, Inc.[1]	67	1,059
Merck & Co., Inc.	18,399	1,035,312
Mylan NV1	19,280	815,737
MyoKardia, Inc.[1]	354	14,903
Nektar Therapeutics, Cl. A1	663	39,594
Novartis AG, Sponsored ADR	13,530	1,135,979
Pacira Pharmaceuticals, Inc.[1]	266	12,143
Paratek Pharmaceuticals, Inc.[1]	300	5,370
Pfizer, Inc.	2,201	79,720
Phibro Animal Health Corp., Cl. A	413	13,836
Prestige Brands Holdings, Inc.[1]	521	23,138
Revance Therapeutics, Inc.[1]	274	9,796
Roche Holding AG	4,251	1,075,262
Sanofi	2,309	198,813
Sucampo Pharmaceuticals, Inc., Cl. A1	36,896	662,283
Supernus Pharmaceuticals, Inc.[1]	534	21,280
Teligent, Inc.[1]	714	2,592
Tetraphase Pharmaceuticals, Inc.[1]	454	2,860
Teva Pharmaceutical Industries Ltd.[1,4]	10	—
Theravance Biopharma, Inc.[1]	519	14,475
Zogenix, Inc.[1]	243	9,732
		6,717,568
Industrials—5.3%
Aerospace & Defense—2.2%
AAR Corp.	395	15,520
Aerojet Rocketdyne Holdings, Inc.[1]	665	20,748
Aerovironment, Inc.[1]	253	14,208
Airbus SE	1,401	139,127
Astronics Corp.[1]	220	9,123
Axon Enterprise, Inc.[1]	462	12,243
BAE Systems plc	8,245	63,414
Boeing Co. (The)	269	79,331
Cubic Corp.	226	13,323
Curtiss-Wright Corp.	398	48,496
Ducommun, Inc.[1]	126	3,585
Engility Holdings, Inc.[1]	402	11,405
Esterline Technologies Corp.[1]	490	36,603
General Dynamics Corp.	328	66,732
KeyW Holding Corp. (The)[1]	648	3,804
KLX, Inc.[1]	476	32,487
Kratos Defense & Security Solutions, Inc.[1]	1,129	11,956
L3 Technologies, Inc.	5,750	1,137,637
Lockheed Martin Corp.	7,089	2,275,923
Mercury Systems, Inc.[1]	428	21,978
Moog, Inc., Cl. A1	455	39,517
National Presto Industries, Inc.	79	7,857
Northrop Grumman Corp.	5,520	1,694,143
Orbital ATK, Inc.	4,848	637,512
Raytheon Co.	8,913	1,674,307
Rolls-Royce Holdings plc[1]	3,969	45,171

	Shares	Value
Aerospace & Defense (Continued)
Safran SA	1,328	$136,558
Sparton Corp.[1]	27,946	644,435
Triumph Group, Inc.	472	12,838
United Technologies Corp.	562	71,694
Vectrus, Inc.[1]	128	3,949
Wesco Aircraft Holdings, Inc.[1]	1,151	8,517
		8,994,141
Air Freight & Couriers—0.1%
Air Transport Services Group, Inc.[1]	559	12,935
Atlas Air Worldwide Holdings, Inc.[1]	254	14,897
Echo Global Logistics, Inc.[1]	229	6,412
FedEx Corp.	1,775	442,934
Forward Air Corp.	364	20,908
Hub Group, Inc., Cl. A1	377	18,059
Radiant Logistics, Inc.[1]	472	2,171
United Parcel Service, Inc., Cl. B	474	56,477
		574,793
Airlines—0.1%
Allegiant Travel Co., Cl. A	137	21,201
Hawaiian Holdings, Inc.	386	15,382
International Consolidated Airlines Group SA	6,007	52,686
SkyWest, Inc.	444	23,576
United Continental Holdings, Inc.[1]	5,500	370,700
		483,545
Building Products—0.1%
AAON, Inc.	477	17,506
Advanced Drainage Systems, Inc.	433	10,327
American Woodmark Corp.[1]	150	19,537
Apogee Enterprises, Inc.	259	11,844
Armstrong Flooring, Inc.[1]	206	3,486
Builders FirstSource, Inc.[1]	944	20,570
Continental Building Products, Inc.[1]	440	12,386
CSW Industrials, Inc.[1]	198	9,098
Gibraltar Industries, Inc.[1]	303	9,999
Griffon Corp.	431	8,771
Insteel Industries, Inc.	167	4,729
JELD-WEN Holding, Inc.[1]	1,210	47,638
Masonite International Corp.[1]	316	23,431
NCI Building Systems, Inc.[1]	826	15,942
Patrick Industries, Inc.[1]	219	15,210
PGT Innovations, Inc.[1]	522	8,796
Ply Gem Holdings, Inc.[1]	793	14,670
Quanex Building Products Corp.	330	7,722
Simpson Manufacturing Co., Inc.	416	23,883
Trex Co., Inc.[1]	259	28,073
Universal Forest Products, Inc.	557	20,954
		334,572
Commercial Services & Supplies—0.8%
ABM Industries, Inc.	518	19,539
ACCO Brands Corp.[1]	1,001	12,212
Advanced Disposal Services, Inc.[1]	894	21,402
ARC Document Solutions, Inc.[1]	907	2,313
Brady Corp., Cl. A	612	23,195
Brink’s Co. (The)	450	35,415
Casella Waste Systems, Inc., Cl. A1	444	10,221
CECO Environmental Corp.	530	2,719
CompX International, Inc.	130	1,729
Covanta Holding Corp.	1,313	22,190
Deluxe Corp.	446	34,271
Ennis, Inc.	228	4,731
Essendant, Inc.	366	3,393
G4S plc	14,262	51,270
Healthcare Services Group, Inc.	706	37,220
Heritage-Crystal Clean, Inc.[1]	285	6,199
Herman Miller, Inc.	532	21,307

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Commercial Services & Supplies (Continued)
HNI Corp.	402	$15,505
Hudson Technologies, Inc.[1]	410	2,489
InnerWorkings, Inc.[1]	513	5,145
Interface, Inc., Cl. A	521	13,103
Johnson Controls International plc[6]	21,200	807,932
Kimball International, Inc., Cl. B	473	8,831
Knoll, Inc.	455	10,483
LSC Communications, Inc.	322	4,878
Matthews International Corp., Cl. A	338	17,846
McGrath RentCorp	274	12,873
Mobile Mini, Inc.	387	13,351
MSA Safety, Inc.	429	33,256
Multi-Color Corp.	175	13,099
NL Industries, Inc.[1]	391	5,572
Quad/Graphics, Inc.	496	11,210
Republic Services, Inc., Cl. A6	26,230	1,773,410
RR Donnelley & Sons Co.	649	6,036
SP Plus Corp.[1]	271	10,054
Steelcase, Inc., Cl. A	1,051	15,975
Team, Inc.[1]	253	3,770
Tetra Tech, Inc.	521	25,086
UniFirst Corp.	176	29,022
US Ecology, Inc.	191	9,741
Viad Corp.	251	13,905
VSE Corp.	105	5,085
		3,176,983
Construction & Engineering—0.3%
Aegion Corp., Cl. A1	261	6,637
Ameresco, Inc., Cl. A1	390	3,354
Argan, Inc.	171	7,695
Cie de Saint-Gobain	2,097	115,410
Comfort Systems USA, Inc.	467	20,385
Dycom Industries, Inc.[1]	240	26,743
EMCOR Group, Inc.	715	58,451
Granite Construction, Inc.	8,362	530,402
Great Lakes Dredge & Dock Corp.[1]	595	3,213
HC2 Holdings, Inc.[1]	405	2,410
IES Holdings, Inc.[1]	214	3,692
KBR, Inc.	1,388	27,524
Layne Christensen Co.[1]	192	2,410
MasTec, Inc.[1]	761	37,251
MYR Group, Inc.[1]	140	5,002
Northwest Pipe Co.[1]	91	1,742
NV5 Global, Inc.[1]	107	5,794
Orion Group Holdings, Inc.[1]	247	1,934
Primoris Services Corp.	634	17,238
Sterling Construction Co., Inc.[1]	266	4,330
Tutor Perini Corp.[1]	527	13,359
Vinci SA	1,543	157,428
		1,052,404
Electrical Equipment—0.3%
Allied Motion Technologies, Inc.	103	3,408
Atkore International Group, Inc.[1]	701	15,036
AZZ, Inc.	244	12,468
Babcock & Wilcox Enterprises, Inc.[1]	17,391	98,781
Emerson Electric Co.	674	46,971
Encore Wire Corp.	246	11,968
EnerSys	516	35,929
Generac Holdings, Inc.[1]	623	30,851
General Cable Corp.	21,856	646,938
Legrand SA	2,096	161,145
LSI Industries, Inc.	310	2,133
Powell Industries, Inc.	112	3,209
Preformed Line Products Co.	41	2,913
Schneider Electric SE	1,371	116,276
Severn Trent plc	2,599	75,833
Sunrun, Inc.[1]	1,035	6,107

	Shares	Value
Electrical Equipment (Continued)
Thermon Group Holdings, Inc.[1]	284	$6,722
TPI Composites, Inc.[1]	426	8,716
Vicor Corp.[1]	356	7,440
		1,292,844
Industrial Conglomerates—0.8%
3M Co.	300	70,611
DCC plc	571	57,535
General Electric Co.[6]	67,312	1,174,595
Honeywell International, Inc.[6]	13,356	2,048,276
Raven Industries, Inc.	298	10,236
Smiths Group plc	3,157	63,156
		3,424,409
Machinery—0.2%
Actuant Corp., Cl. A	546	13,814
Alamo Group, Inc.	126	14,222
Albany International Corp., Cl. A	284	17,452
Altra Industrial Motion Corp.	349	17,590
American Railcar Industries, Inc.	177	7,370
Astec Industries, Inc.	205	11,992
Barnes Group, Inc.	498	31,508
Blue Bird Corp.[1]	238	4,736
Briggs & Stratton Corp.	410	10,402
Caterpillar, Inc.	445	70,123
Chart Industries, Inc.[1]	260	12,184
CIRCOR International, Inc.	142	6,913
Columbus McKinnon Corp.	278	11,114
Commercial Vehicle Group, Inc.[1]	199	2,127
DMC Global, Inc.	151	3,783
Douglas Dynamics, Inc.	220	8,316
Eastern Co. (The)	59	1,543
Energy Recovery, Inc.[1]	348	3,045
EnPro Industries, Inc.	252	23,565
ESCO Technologies, Inc.	217	13,074
Federal Signal Corp.	727	14,605
Franklin Electric Co., Inc.	433	19,875
FreightCar America, Inc.	131	2,237
Gencor Industries, Inc.[1]	177	2,929
Global Brass & Copper Holdings, Inc.	270	8,937
Gorman-Rupp Co. (The)	240	7,490
Graham Corp.	116	2,428
Greenbrier Cos., Inc. (The)	282	15,031
Hardinge, Inc.	153	2,665
Harsco Corp.[1]	1,155	21,541
Hillenbrand, Inc.	519	23,199
Hurco Cos., Inc.	81	3,418
Hyster-Yale Materials Handling, Inc.	144	12,263
John Bean Technologies Corp.	267	29,584
Kadant, Inc.	116	11,646
Kennametal, Inc.	718	34,758
LB Foster Co., Cl. A1	106	2,878
Lindsay Corp.	99	8,732
Lydall, Inc.[1]	221	11,216
Manitowoc Co., Inc. (The)[1]	316	12,431
Meritor, Inc.[1]	873	20,481
Milacron Holdings Corp.[1]	862	16,499
Miller Industries, Inc.	141	3,638
Mueller Industries, Inc.	522	18,494
Mueller Water Products, Inc., Cl. A	1,849	23,168
Navistar International Corp.[1]	966	41,422
NN, Inc.	276	7,618
Omega Flex, Inc.	95	6,784
Park-Ohio Holdings Corp.	120	5,514
Proto Labs, Inc.[1]	229	23,587
RBC Bearings, Inc.[1]	213	26,923
REV Group, Inc.	571	18,575
Rexnord Corp.[1]	1,007	26,202
Spartan Motors, Inc.	336	5,292

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Machinery (Continued)
SPX Corp.[1]	370	$11,614
SPX FLOW, Inc.[1]	369	17,546
Standex International Corp.	150	15,277
Sun Hydraulics Corp.	243	15,720
Tennant Co.	178	12,932
Titan International, Inc.	460	5,925
TriMas Corp.[1]	572	15,301
Twin Discount, Inc.[1]	83	2,205
Wabash National Corp.	623	13,519
Watts Water Technologies, Inc., Cl. A	293	22,253
Woodward, Inc.	744	56,946
		966,171
Marine—0.0%
Costamare, Inc.	1,094	6,312
Matson, Inc.	375	11,190
		17,502
Professional Services—0.1%
Barrett Business Services, Inc.	63	4,063
BG Staffing, Inc.	89	1,419
CBIZ, Inc.[1]	769	11,881
CRA International, Inc.	71	3,191
Experian plc	2,611	57,383
Exponent, Inc.	308	21,899
Forrester Research, Inc.	205	9,061
Franklin Covey Co.[1]	125	2,594
FTI Consulting, Inc.[1]	357	15,337
GP Strategies Corp.[1]	259	6,009
Heidrick & Struggles International, Inc.	228	5,597
Hill International, Inc.[1]	457	2,491
Huron Consulting Group, Inc.[1]	187	7,564
ICF International, Inc.[1]	226	11,865
Insperity, Inc.	410	23,513
Intertek Group plc	618	43,290
Kelly Services, Inc., Cl. A	328	8,945
Kforce, Inc.	262	6,615
Korn/Ferry International	666	27,559
Mistras Group, Inc.[1]	245	5,750
Navigant Consulting, Inc.[1]	394	7,648
On Assignment, Inc.[1]	471	30,271
Pendrell Corp.	2	1,170
Resources Connection, Inc.	278	4,295
RPX Corp.	596	8,010
TriNet Group, Inc.[1]	511	22,658
TrueBlue, Inc.[1]	480	13,200
WageWorks, Inc.[1]	373	23,126
Willdan Group, Inc.[1]	98	2,346
		388,750
Road & Rail—0.2%
ArcBest Corp.	209	7,472
Avis Budget Group, Inc.[1]	840	36,859
Covenant Transportation Group, Inc., Cl. A1	172	4,942
Daseke, Inc.[1]	459	6,559
Heartland Express, Inc.	736	17,178
Hertz Global Holdings, Inc.[1]	1,044	23,072
Knight-Swift Transportation Holdings, Inc., Cl. A	1,635	71,482
Marten Transport Ltd.	503	10,211
Roadrunner Transportation Systems, Inc.[1]	373	2,876
Saia, Inc.[1]	238	16,839
Schneider National, Inc., Cl. B	1,672	47,752
Union Pacific Corp.	3,548	475,787
Universal Logistics Holdings, Inc.	321	7,624
Werner Enterprises, Inc.	639	24,697

	Shares	Value
Road & Rail (Continued)
YRC Worldwide, Inc.[1]	339	$4,875
		758,225
Trading Companies & Distributors—0.1%
Aircastle Ltd.	912	21,332
Applied Industrial Technologies, Inc.	366	24,925
Beacon Roofing Supply, Inc.[1]	554	35,323
BMC Stock Holdings, Inc.[1]	588	14,876
Bunzl plc	2,055	57,462
CAI International, Inc.[1]	254	7,193
DXP Enterprises, Inc.[1]	190	5,618
Ferguson plc	695	49,729
Foundation Building Materials, Inc.[1]	359	5,310
GATX Corp.	341	21,197
GMS, Inc.[1]	456	17,164
H&E Equipment Services, Inc.	299	12,154
Herc Holdings, Inc.[1]	219	13,712
Huttig Building Products, Inc.[1]	241	1,603
Kaman Corp.	247	14,533
Lawson Products, Inc.[1]	82	2,029
MRC Global, Inc.[1]	977	16,531
Nexeo Solutions, Inc.[1]	788	7,171
NOW, Inc.[1]	1,238	13,655
Rush Enterprises, Inc., Cl. A1	506	25,710
Rush Enterprises, Inc., Cl. B1	502	24,201
SiteOne Landscape Supply, Inc.[1]	320	24,544
Textainer Group Holdings Ltd.[1]	458	9,847
Titan Machinery, Inc.[1]	163	3,451
Triton International Ltd.[1]	992	37,150
Veritiv Corp.[1]	175	5,058
Willis Lease Finance Corp.[1]	58	1,448
		472,926
Transportation Infrastructure—0.0%
easyJet plc	4,378	86,539
Information Technology—4.9%
Communications Equipment—0.8%
ADTRAN, Inc.	415	8,030
Aerohive Networks, Inc.[1]	372	2,169
CalAmp Corp.[1]	335	7,179
Calix, Inc.[1]	397	2,362
Ciena Corp.[1]	1,321	27,649
Cisco Systems, Inc.	57,131	2,188,117
Clearfield, Inc.1	123	1,507
CommScope Holding Co., Inc.[1]	22,040	833,773
Comtech Telecommunications Corp.	222	4,911
Digi International, Inc.[1]	329	3,142
EMCORE Corp.[1]	269	1,735
Extreme Networks, Inc.[1]	1,002	12,545
Finisar Corp.[1]	1,268	25,804
Harmonic, Inc.[1]	681	2,860
Infinera Corp.[1]	1,634	10,343
InterDigital, Inc.	317	24,140
KVH Industries, Inc.[1]	173	1,791
Lumentum Holdings, Inc.[1]	686	33,545
NETGEAR, Inc.[1]	270	15,862
NetScout Systems, Inc.[1]	754	22,959
Oclaro, Inc.[1]	1,856	12,509
Plantronics, Inc.	271	13,653
Quantenna Communications, Inc.[1]	421	5,136
Ribbon Communications, Inc.[1]	475	3,672
ViaSat, Inc.[1]	483	36,153
Viavi Solutions, Inc.[1]	2,138	18,686
		3,320,232
Electronic Equipment, Instruments, & Components—0.2%
Anixter International, Inc.[1]	306	23,256
AVX Corp.	1,654	28,614
Badger Meter, Inc.	260	12,428

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
Bel Fuse, Inc., Cl. B	134	$3,373
Belden, Inc.	377	29,093
Benchmark Electronics, Inc.[1]	479	13,939
Control4 Corp.[1]	212	6,309
CTS Corp.	311	8,008
Daktronics, Inc.	449	4,099
Electro Scientific Industries, Inc.[1]	241	5,165
ePlus, Inc.[1]	158	11,882
Fabrinet[1]	414	11,882
FARO Technologies, Inc.[1]	157	7,379
Fitbit, Inc., Cl. A1	2,003	11,437
II-VI, Inc.[1]	561	26,339
Insight Enterprises, Inc.[1]	504	19,298
Iteris, Inc.[1]	335	2,335
Itron, Inc.[1]	444	30,281
KEMET Corp.[1]	888	13,373
Kimball Electronics, Inc.[1]	345	6,296
Knowles Corp.[1]	888	13,018
Littelfuse, Inc.	221	43,718
LivaNova plc[1]	387	30,929
Maxwell Technologies, Inc.[1]	304	1,751
Mesa Laboratories, Inc.	42	5,221
Methode Electronics, Inc.	347	13,915
MTS Systems Corp.	157	8,431
Napco Security Technologies, Inc.[1]	181	1,584
Novanta, Inc.[1]	415	20,750
OSI Systems, Inc.[1]	183	11,781
Park Electrochemical Corp.	189	3,714
PC Connection, Inc.	250	6,552
PCM, Inc.[1]	159	1,574
Plexus Corp.[1]	311	18,884
Radisys Corp.[1]	655	658
Rogers Corp.[1]	163	26,393
Sanmina Corp.[1]	653	21,549
ScanSource, Inc.[1]	287	10,275
SYNNEX Corp.	478	64,984
Systemax, Inc.	328	10,913
Tech Data Corp.[1]	346	33,898
TTM Technologies, Inc.[1]	931	14,589
VeriFone Systems, Inc.[1]	1,169	20,703
Vishay Intertechnology, Inc.	1,385	28,739
Vishay Precision Group, Inc.[1]	112	2,817
		692,126
Internet Software & Services—1.1%
2U, Inc.[1]	490	31,610
Actua Corp.[1]	398	6,209
Akamai Technologies, Inc.[1]	4,199	273,103
Alarm.com Holdings, Inc.[1]	508	19,177
Alphabet, Inc., Cl. A1,6	3,101	3,266,593
Alphabet, Inc., Cl. C1	57	59,645
Alteryx, Inc., Cl. A1	507	12,812
Amber Road, Inc.[1]	337	2,474
Appfolio, Inc., Cl. A1	342	14,193
Apptio, Inc., Cl. A1	415	9,761
Bazaarvoice, Inc.[1]	929	5,063
Benefitfocus, Inc.[1]	299	8,073
Blucora, Inc.[1]	461	10,188
Box, Inc., Cl. A1	1,345	28,406
Brightcove, Inc.[1]	354	2,513
Carbonite, Inc.[1]	250	6,275
Care.com, Inc.[1]	230	4,149
Cars.com, Inc.[1]	666	19,208
ChannelAdvisor Corp.[1]	423	3,807
Cimpress NV1	263	31,529
CommerceHub, Inc., Cl. A1	401	8,818
CommerceHub, Inc., Cl. C1	525	10,810
Cornerstone OnDemand, Inc.[1]	567	20,032

	Shares	Value
Internet Software & Services (Continued)
Coupa Software, Inc.[1]	497	$15,516
DHI Group, Inc.[1]	729	1,385
Endurance International Group Holdings, Inc.[1]	1,146	9,626
Envestnet, Inc.[1]	455	22,682
Etsy, Inc.[1]	1,163	23,783
Facebook, Inc., Cl. A1	261	46,056
Five9, Inc.[1]	542	13,485
GrubHub, Inc.[1]	740	53,132
GTT Communications, Inc.[1]	371	17,419
Hortonworks, Inc.[1]	571	11,483
Instructure, Inc.[1]	282	9,334
Internap Corp.[1]	203	3,189
j2 Global, Inc.	443	33,238
Leaf Group Ltd.[1]	168	1,663
Limelight Networks, Inc.[1]	1,362	6,007
Liquidity Services, Inc.[1]	295	1,431
LivePerson, Inc.[1]	878	10,097
London Stock Exchange Group plc	1,171	59,957
Meet Group, Inc. (The)[1]	907	2,558
MINDBODY, Inc., Cl. A1	434	13,215
MuleSoft, Inc., Cl. A1	1,248	29,029
New Relic, Inc.[1]	475	27,441
NIC, Inc.	642	10,657
Nutanix, Inc., Cl. A1	1,272	44,876
Okta, Inc., Cl. A1	895	22,921
Q2 Holdings, Inc.[1]	401	14,777
QuinStreet, Inc.[1]	464	3,888
Quotient Technology, Inc.[1]	1,154	13,560
Reis, Inc.	91	1,879
Shutterstock, Inc.[1]	301	12,952
SPS Commerce, Inc.[1]	205	9,961
Stamps.com, Inc.[1]	219	41,172
TechTarget, Inc.[1]	300	4,176
Trade Desk, Inc. (The), Cl. A1	521	23,825
TrueCar, Inc.[1]	1,255	14,056
Twilio, Inc., Cl. A1	1,054	24,874
Web.com Group, Inc.[1]	483	10,529
XO Group, Inc.[1]	324	5,981
Yelp, Inc., Cl. A1	821	34,449
		4,560,707
IT Services—0.2%
Accenture plc, Cl. A	350	53,582
Acxiom Corp.[1]	691	19,044
Atos SE	972	141,485
Blackhawk Network Holdings, Inc., Cl. A1	497	17,718
CACI International, Inc., Cl. A1	327	43,278
Capgemini SE	1,163	137,632
Cardtronics plc, Cl. A1	529	9,797
Cass Information Systems, Inc.	110	6,403
Convergys Corp.	912	21,432
CSG Systems International, Inc.	378	16,564
EPAM Systems, Inc.[1]	448	48,129
Everi Holdings, Inc.[1]	832	6,273
EVERTEC, Inc.	739	10,087
ExlService Holdings, Inc.[1]	419	25,287
Hackett Group, Inc. (The)	330	5,184
Information Services Group, Inc.[1]	477	1,989
International Business Machines Corp.	586	89,904
ManTech International Corp., Cl. A	433	21,732
Mastercard, Inc., Cl. A	313	47,376
MAXIMUS, Inc.	593	42,447
MoneyGram International, Inc.[1]	653	8,607
PayPal Holdings, Inc.[1]	558	41,080
Perficient, Inc.[1]	410	7,819
Presidio, Inc.[1]	831	15,930
Science Applications International Corp.	412	31,547

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
IT Services (Continued)
ServiceSource International, Inc.[1]	1,035	$3,198
StarTek, Inc.[1]	186	1,854
Sykes Enterprises, Inc.[1]	475	14,939
Syntel, Inc.[1]	715	16,438
TeleTech Holdings, Inc.	446	17,951
Travelport Worldwide Ltd.	1,779	23,252
Unisys Corp.[1]	540	4,401
Virtusa Corp.[1]	228	10,050
Visa, Inc., Cl. A	581	66,246
		1,028,655
Semiconductors & Semiconductor Equipment—1.3%
Advanced Energy Industries, Inc.[1]	546	36,844
Alpha & Omega Semiconductor Ltd.[1]	307	5,023
Ambarella, Inc.[1]	327	19,211
Amkor Technology, Inc.[1]	2,477	24,894
Axcelis Technologies, Inc.[1]	306	8,782
AXT, Inc.[1]	355	3,089
Brooks Automation, Inc.	913	21,775
Cabot Microelectronics Corp.	310	29,165
CEVA, Inc.[1]	211	9,738
Cirrus Logic, Inc.[1]	611	31,686
Cohu, Inc.	390	8,561
Cree, Inc.[1]	932	34,614
CyberOptics Corp.[1]	60	900
Diodes, Inc.[1]	545	15,625
DSP Group, Inc.[1]	279	3,488
Entegris, Inc.	1,865	56,789
FormFactor, Inc.[1]	988	15,462
GSI Technology, Inc.[1]	173	1,377
Hanergy Thin Film Power Group Ltd.[1,4]	161,121	2
Ichor Holdings Ltd.[1]	265	6,519
Inphi Corp.[1]	401	14,677
Integrated Device Technology, Inc.[1]	1,300	38,649
Intel Corp.	1,259	58,115
IXYS Corp.[1]	406	9,724
Kopin Corp.[1]	745	2,384
Lattice Semiconductor Corp.[1]	1,497	8,653
MACOM Technology Solutions Holdings, Inc.[1]	763	24,828
MaxLinear, Inc., Cl. A1	587	15,509
Mellanox Technologies Ltd.[1]	5,740	371,378
MKS Instruments, Inc.	592	55,944
Monolithic Power Systems, Inc.	404	45,393
Nanometrics, Inc.[1]	350	8,722
NVE Corp.	47	4,042
NXP Semiconductors NV1	6,540	765,769
PDF Solutions, Inc.[1]	244	3,831
Photronics, Inc.[1]	652	5,558
Pixelworks, Inc.[1]	315	1,994
Power Integrations, Inc.	288	21,182
QUALCOMM, Inc.[6]	12,554	803,707
Rambus, Inc.[1]	1,033	14,689
Rudolph Technologies, Inc.[1]	439	10,492
Semtech Corp.[1]	757	25,889
Sigma Designs, Inc.[1]	93,790	651,841
Silicon Laboratories, Inc.[1]	420	37,086
STMicroelectronics NV	5,312	115,361
Synaptics, Inc.[1]	314	12,541
Texas Instruments, Inc.	449	46,894
Ultra Clean Holdings, Inc.[1]	387	8,936
Veeco Instruments, Inc.[1]	511	7,588
Xcerra Corp.[1]	659	6,452
Xilinx, Inc.[6]	26,405	1,780,225
Xperi Corp.	556	13,566
		5,325,163
Software—0.6%
8x8, Inc.[1]	824	11,618

	Shares	Value
Software (Continued)
A10 Networks, Inc.[1]	785	$6,060
ACI Worldwide, Inc.[1]	1,179	26,728
Agilysys, Inc.[1]	285	3,500
American Software, Inc., Cl. A	349	4,059
Aspen Technology, Inc.[1]	664	43,957
Barracuda Networks, Inc.[1]	424	11,660
Blackbaud, Inc.	468	44,221
Blackline, Inc.[1]	485	15,908
Bottomline Technologies de, Inc.[1]	351	12,173
BroadSoft, Inc.[1]	12,245	672,250
Callidus Software, Inc.[1]	539	15,442
CommVault Systems, Inc.[1]	418	21,945
Ebix, Inc.	262	20,763
Ellie Mae, Inc.[1]	333	29,770
Everbridge, Inc.[1]	268	7,965
Fair Isaac Corp.	341	52,241
Glu Mobile, Inc.[1]	1,322	4,812
HubSpot, Inc.[1]	378	33,415
Imperva, Inc.[1]	333	13,220
Majesco[1]	387	2,078
Micro Focus International plc	2,516	85,388
Microsoft Corp.	645	55,173
MicroStrategy, Inc., Cl. A1	135	17,726
Mitek Systems, Inc.[1]	316	2,828
MobileIron, Inc.[1]	898	3,502
Model N, Inc.[1]	249	3,922
Monotype Imaging Holdings, Inc.	362	8,724
Oracle Corp.	1,281	60,566
Paycom Software, Inc.[1]	552	44,342
Paylocity Holding Corp.[1]	567	26,740
Pegasystems, Inc.	851	40,125
Progress Software Corp.	7,250	308,633
Proofpoint, Inc.[1]	435	38,632
PROS Holdings, Inc.[1]	272	7,194
QAD, Inc., Cl. A	276	10,723
Qualys, Inc.[1]	322	19,111
Rapid7, Inc.[1]	397	7,408
RealNetworks, Inc.[1]	399	1,365
RealPage, Inc.[1]	751	33,269
RingCentral, Inc., Cl. A1	655	31,702
Rosetta Stone, Inc.[1]	232	2,893
Rubicon Project, Inc. (The)[1]	932	1,743
Sage Group plc (The)	6,089	65,432
Silver Spring Networks, Inc.[1]	41,125	667,870
Synchronoss Technologies, Inc.[1]	366	3,272
Telenav, Inc.[1]	634	3,487
TiVo Corp.	1,177	18,361
Varonis Systems, Inc.[1]	294	14,274
VASCO Data Security International, Inc.[1]	497	6,908
Verint Systems, Inc.[1]	750	31,388
Workiva, Inc., Cl. A1	408	8,731
Zendesk, Inc.[1]	883	29,881
Zix Corp.[1]	740	3,241
		2,718,339
Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.	15,852	2,682,634
Avid Technology, Inc.[1]	257	1,385
Cray, Inc.[1]	347	8,398
Diebold Nixdorf, Inc.	719	11,756
Eastman Kodak Co.[1]	654	2,027
Electronics for Imaging, Inc.[1]	441	13,023
Immersion Corp.[1]	17,584	124,143
Intevac, Inc.[1]	300	2,055
Pure Storage, Inc., Cl. A1	1,776	28,167
Quantum Corp.[1]	30,270	170,420
Stratasys Ltd.[1]	521	10,399
Super Micro Computer, Inc.[1]	416	8,705

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Technology Hardware, Storage & Peripherals (Continued)
USA Technologies, Inc.[1]	347	$3,383
		3,066,495
Materials—2.2%
Chemicals—1.0%
A. Schulman, Inc.	6,823	254,157
AdvanSix, Inc.[1]	400	16,828
AgroFresh Solutions, Inc.[1]	462	3,419
Air Liquide SA	1,085	136,462
American Vanguard Corp.	319	6,268
Balchem Corp.	293	23,616
Calgon Carbon Corp.	30,982	659,917
Celanese Corp., Cl. A6	14,620	1,565,510
Chase Corp.	107	12,893
Codexis, Inc.[1]	408	3,407
Core Molding Technologies, Inc.	79	1,714
Croda International plc	1,399	83,538
DowDuPont, Inc.	502	35,752
Ferro Corp.[1]	961	22,670
Flotek Industries, Inc.[1]	560	2,610
FutureFuel Corp.	419	5,904
GCP Applied Technologies, Inc.[1]	606	19,331
H.B. Fuller Co.	479	25,804
Hawkins, Inc.	129	4,541
Ingevity Corp.[1]	460	32,416
Innophos Holdings, Inc.	252	11,776
Innospec, Inc.	255	18,003
Intrepid Potash, Inc.[1]	1,266	6,026
Johnson Matthey plc	2,025	83,726
KMG Chemicals, Inc.	147	9,714
Koppers Holdings, Inc.[1]	246	12,521
Kraton Corp.[1]	397	19,123
Kronos Worldwide, Inc.	1,034	26,646
LSB Industries, Inc.[1]	225	1,971
Minerals Technologies, Inc.	332	22,858
Monsanto Co.	1,176	137,333
OMNOVA Solutions, Inc.[1]	566	5,660
PolyOne Corp.	983	42,760
Quaker Chemical Corp.	119	17,944
Rayonier Advanced Materials, Inc.	313	6,401
Sensient Technologies Corp.	520	38,038
Solvay SA	1,004	139,425
Stepan Co.	264	20,848
Trecora Resources[1]	223	3,011
Tredegar Corp.	395	7,584
Trinseo SA	513	37,244
Valhi, Inc.	2,069	12,766
Westlake Chemical Partners LP5	19,812	494,309
		4,092,444
Construction Materials—0.1%
Caesarstone Ltd.[1]	369	8,118
CRH plc	1,013	36,307
LafargeHolcim Ltd.[1]	3,057	172,192
Summit Materials, Inc., Cl. A1	1,062	33,389
United States Lime & Minerals, Inc.	72	5,551
US Concrete, Inc.[1]	152	12,715
		268,272
Containers & Packaging—0.6%
Greif, Inc., Cl. A	567	34,349
Greif, Inc., Cl. B	562	38,975
Myers Industries, Inc.	290	5,655
Packaging Corp. of America	10,580	1,275,419
Sonoco Products Co.[6]	23,870	1,268,452
UFP Technologies, Inc.[1]	99	2,752
		2,625,602
Metals & Mining—0.4%
AK Steel Holding Corp.[1]	2,809	15,899

	Shares	Value
Metals & Mining (Continued)
Allegheny Technologies, Inc.[1]	1,140	$27,520
Ampco-Pittsburgh Corp.	135	1,674
Anglo American plc	2,286	47,778
Antofagasta plc	2,555	34,640
ArcelorMittal[1]	4,130	133,751
BHP Billiton plc	2,559	52,379
Carpenter Technology Corp.	446	22,742
Century Aluminum Co.[1]	873	17,146
Cie Generale des Etablissements Michelin	1,267	181,491
Cleveland-Cliffs, Inc.[1]	2,512	18,112
Coeur Mining, Inc.[1]	1,711	12,832
Commercial Metals Co.	1,076	22,940
Compass Minerals International, Inc.	301	21,747
Fresnillo plc	2,683	51,800
Glencore plc[1]	8,020	42,196
Gold Resource Corp.	491	2,160
Hargreaves Lansdown plc	3,142	76,430
Haynes International, Inc.	132	4,231
Hecla Mining Co.	4,767	18,925
Kaiser Aluminum Corp.	164	17,523
Klondex Mines Ltd.[1]	2,002	5,225
Materion Corp.	199	9,671
Olympic Steel, Inc.	127	2,729
Randgold Resources Ltd.	1,588	157,539
Rio Tinto plc	789	41,641
Ryerson Holding Corp.[1]	335	3,484
Schnitzer Steel Industries, Inc., Cl. A	258	8,643
Steel Dynamics, Inc.	14,760	636,599
SunCoke Energy, Inc.[1]	593	7,110
TimkenSteel Corp.[1]	390	5,924
Warrior Met Coal, Inc.	592	14,889
Worthington Industries, Inc.	643	28,331
		1,745,701
Paper & Forest Products—0.1%
Boise Cascade Co.	336	13,406
Clearwater Paper Corp.[1]	151	6,855
Deltic Timber Corp.	116	10,620
KapStone Paper & Packaging Corp.	927	21,034
Louisiana-Pacific Corp.[1]	1,350	35,451
Mondi plc	2,146	55,949
Neenah Paper, Inc.	199	18,039
PH Glatfelter Co.	416	8,919
Schweitzer-Mauduit International, Inc.	349	15,831
Smurfit Kappa Group plc	1,641	55,633
Verso Corp., Cl. A1	200	3,514
		245,251
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.9%
AT&T, Inc.[6]	23,842	926,977
ATN International, Inc.	138	7,626
Babcock International Group plc	7,187	68,123
BCE, Inc.	28,885	1,386,769
BT Group plc, Cl. A	18,147	66,444
Cincinnati Bell, Inc.[1]	351	7,318
Cogent Communications Holdings, Inc.	500	22,650
Consolidated Communications Holdings, Inc.	909	11,081
General Communication, Inc., Cl. A1	350	13,657
Hawaiian Telcom Holdco, Inc.[1]	135	4,166
IDT Corp., Cl. B1	198	2,099
Intelsat SA1	1,373	4,654
Iridium Communications, Inc.[1]	901	10,632
Ooma, Inc.[1]	166	1,984
Orange SA	12,893	223,731
ORBCOMM, Inc.[1]	737	7,503

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Diversified Telecommunication Services (Continued)
Straight Path Communications, Inc., Cl. B1	120	$21,815
Verizon Communications, Inc.	17,298	915,583
Vivendi SA	4,564	122,726
Vonage Holdings Corp.[1]	1,727	17,563
Windstream Holdings, Inc.	1,238	2,290
		3,845,391
Wireless Telecommunication Services—0.0%
Boingo Wireless, Inc.[1]	365	8,212
NII Holdings, Inc.[1]	605	257
Shenandoah Telecommunications Co.	462	15,616
Spok Holdings, Inc.	183	2,864
Vodafone Group plc	16,884	53,338
		80,287
Utilities—1.4%
Electric Utilities—0.6%
ALLETE, Inc.	470	34,949
Bouygues SA	2,711	140,833
Duke Energy Corp.	2,789	234,583
Edison International	15,535	982,433
El Paso Electric Co.	363	20,092
Exelon Corp.	3,885	153,108
Genie Energy Ltd., Cl. B	311	1,356
IDACORP, Inc.	573	52,349
MGE Energy, Inc.	328	20,697
NextEra Energy, Inc.	964	150,567
Otter Tail Corp.	356	15,824
PG&E Corp.	8,390	376,124
PNM Resources, Inc.	719	29,084
Portland General Electric Co.	1,045	47,631
Southern Co. (The)	2,334	112,242
SSE plc	5,894	105,000
		2,476,872
Gas Utilities—0.1%
Chesapeake Utilities Corp.	146	11,468
New Jersey Resources Corp.	817	32,843
Northwest Natural Gas Co.	261	15,569
ONE Gas, Inc.	619	45,348
South Jersey Industries, Inc.	755	23,579
Southwest Gas Holdings, Inc.	558	44,908
Spire, Inc.	439	32,991
WGL Holdings, Inc.	491	42,147
		248,853
Independent Power and Renewable Electricity Producers—0.2%
Atlantic Power Corp.[1]	1,368	3,215
Calpine Corp.[1]	43,104	652,163
Dynegy, Inc.[1]	1,276	15,121
NRG Energy, Inc.	171	4,877
NRG Yield, Inc., Cl. A	917	17,285
NRG Yield, Inc., Cl. C	918	17,350
Ormat Technologies, Inc.	474	30,317
Pattern Energy Group, Inc., Cl. A	857	18,417
TerraForm Power, Inc., Cl. A	973	11,637
		770,382
Multi-Utilities—0.5%
Avista Corp.	12,776	657,836
Black Hills Corp.	566	34,022
Centrica plc	28,720	53,177
CMS Energy Corp.	16,080	760,584
Engie SA	10,217	175,543
National Grid plc	7,068	83,028
NorthWestern Corp.	546	32,596
Unitil Corp.	171	7,801
Veolia Environnement SA	12,974	331,017
		2,135,604

	Shares	Value
Water Utilities—0.0%
American States Water Co.	323	$18,705
AquaVenture Holdings Ltd.[1]	199	3,088
Artesian Resources Corp., Cl. A	83	3,200
California Water Service Group	419	19,002
Connecticut Water Service, Inc.	112	6,430
Consolidated Water Co. Ltd.	132	1,663
Middlesex Water Co.	146	5,827
Pure Cycle Corp.[1]	246	2,054
SJW Group	169	10,787
United Utilities Group plc	6,768	75,750
York Water Co. (The)	115	3,899
		150,405
Total Common Stocks (Cost $153,089,270)		179,857,178
Preferred Stocks—0.3%
Kinesis 2017 Sidecar, Preferred[1]	49,261	240,517
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	340	348,500
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	475	486,875
Total Preferred Stocks (Cost $1,294,384)		1,075,892

	Units
Rights, Warrants and Certificates—0.0%
Halcon Resources Corp. Wts., Strike Price $14.04, Exp. 9/9/20[1]	2,038	1,447
Kaisa Group Holdings Ltd. Rts., Strike Price 1SGD, Exp. 12/31/49[1,4]	231	2
SandRidge Energy, Inc. Wts., Strike Price $41.34, Exp. 10/4/22[1]	977	1,759
SandRidge Energy, Inc. Wts., Strike Price $42.03, Exp. 10/4/22[1]	411	616
Total Rights, Warrants and Certificates (Cost $70,284)		3,824

	Principal Amount
Asset-Backed Securities—2.5%
Bear Stearns Structured Products Trust,
Series 2007-EMX1, Cl. A2, 2.852%
[US0001M+130], 3/25/37[2,10]	$ 1,600,000	1,619,529
GSAMP Trust, Series 2005-HE4, Cl. M3, 2.332% [US0001M+78], 7/25/45[10]	1,400,000	1,393,320
Morgan Stanley ABS Capital I, Inc.
Trust, Series 2006-NC1, Cl. M1, 1.932% [US0001M+38], 12/25/35[10]	1,780,000	1,742,304
New Century Home Equity Loan
Trust, Series 2005-1, Cl. M2, 2.272%
[US0001M+72], 3/25/35[10]	397,953	378,409
Raspro Trust, Series 2005-1A, Cl. G, 2.025% [LIBOR03M+40], 3/23/24[2,10]	1,396,674	1,381,069
SG Mortgage Securities Trust,
Series 2005-OPT1, Cl. M2, 2.002%
[US0001M+45], 10/25/35[10]	4,250,000	4,116,496
Total Asset-Backed Securities (Cost
$9,622,612)		10,631,127
Mortgage-Backed Obligation—0.5%
RAMP Trust, Series 2005-RS6, Cl.
M4, 2.527% [US0001M+97.5], 6/25/35[10](Cost $2,079,986)	2,300,000	2,306,933
Foreign Government Obligations—1.8%
Federative Republic of Brazil, 6.193%
Sr. Unsec. Nts., 4/1/18[14]	BRL 9,700,000	2,878,401

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

		Principal Amount	Value
Foreign Government Obligations (Continued)
Republic of Singapore, 0.50% Sr. Unsec. Nts., 4/1/18	SGD	6,300,000	$4,700,183
Total Foreign Government Obligations (Cost $7,519,500)			7,578,584
Non-Convertible Corporate Bonds and Notes—7.9%
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[2]		350,000	357,437
American Express Co., 7.00% Sr. Unsec. Nts., 3/19/18		500,000	505,382
Arconic, Inc., 5.40% Sr. Unsec. Nts., 4/15/21		450,000	479,137
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[2]		350,000	382,375
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		195,000	204,266
Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[10,11]		1,149,000	1,271,139
BAT International Finance plc, 1.85% Sr. Unsec. Nts., 6/15/18[2]		500,000	499,616
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2]		450,000	455,062
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125% Sr. Unsec. Nts., 5/1/23[2]		450,000	460,125
Cemex Finance LLC, 6.00% Sr. Sec. Nts., 4/1/24[2]		350,000	371,000
Cenovus Energy, Inc., 6.75% Sr. Unsec. Nts., 11/15/39		450,000	545,267
Centene Corp., 5.625% Sr. Unsec. Nts., 2/15/21		450,000	463,500
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[2]		315,000	320,512
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908% Sr. Sec. Nts., 7/23/25		450,000	479,061
Cheniere Corpus Christi Holdings LLC, 5.875% Sr. Sec. Nts., 3/31/25		350,000	379,969
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[2]		350,000	377,125
Citigroup, Inc., 5.875% [US0003M+405.9] Jr. Sub. Perpetual Bonds[10,11]		1,783,000	1,852,091
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22		450,000	461,812
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[2]		450,000	480,375
Continental Resources, Inc., 5.00% Sr. Unsec. Nts., 9/15/22		450,000	458,437
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23		450,000	493,206
Daimler Finance North America LLC, 2.00% Sr. Unsec. Nts., 8/3/18[2]		500,000	500,100
DaVita, Inc.: 5.125% Sr. Unsec. Nts., 7/15/24		550,000	556,531
5.75% Sr. Unsec. Nts., 8/15/22		200,000	205,875
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23		450,000	472,219
Duke Energy Corp., 6.25% Sr. Unsec. Nts., 6/15/18		500,000	509,767
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		450,000	608,141
FMG Resources August 2006 Pty Ltd., 9.75% Sr. Sec. Nts., 3/1/22[2]		450,000	499,050

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Freeport-McMoRan, Inc., 2.375% Sr. Unsec. Nts., 3/15/18	$450,000	$449,662
Gazprom OAO Via Gaz Capital SA, 9.25% Sr. Unsec. Nts., 4/23/19[2]	300,000	324,176
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[10,11]	8,000	7,092
Goldman Sachs Group, Inc. (The), 5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L10,11	1,400,000	1,445,290
HBOS plc, 6.75% Sub. Nts., 5/21/18[2]	450,000	457,672
HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	450,000	478,125
Hexagon Reinsurance DAC, 6.50% [EUR003M+650] Unsec. Nts., 1/19/22[2,10]	250,000	300,112
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[2]	450,000	469,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/20	450,000	463,072
Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[2]	300,000	307,800
JPMorgan Chase & Co., 6.10% [US0003M+333] Jr. Sub. Perpetual Bonds[10,11]	1,181,000	1,299,159
Lukoil International Finance BV: 4.563% Sr. Unsec. Unsub. Nts., 4/24/23[2]	500,000	520,498
6.125% Sr. Unsec. Nts., 11/9/20[2]	2,074,000	2,240,905
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	450,000	514,125
MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[3,4,9]	100,000	—
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	450,000	471,375
Nielsen Finance LLC/Nielsen Finance Co., 5.00% Sr. Unsec. Nts., 4/15/22[2]	450,000	464,063
Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[3,4,9]	250,000	—
Ortho-Clinical Diagnostics, Inc./Ortho- Clinical Diagnostics SA, 6.625% Sr. Unsec. Nts., 5/15/22[2]	400,000	404,000
Post Holdings, Inc., 5.00% Sr. Unsec. Nts., 8/15/26[2]	450,000	443,813
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	339,188	344,700
Rio Oil Finance Trust, 9.25% Sr. Sec. Nts., 7/6/24[2]	247,944	269,019
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	400,000	429,070
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[3,4,9]	300,000	17,850
SandRidge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21[3,4,9]	500,000	50
Sirius XM Radio, Inc., 6.00% Sr. Unsec. Nts., 7/15/24[2]	450,000	477,000
Solera LLC/Solera Finance, Inc., 10.50% Sr. Unsec. Nts., 3/1/24[2]	450,000	508,491
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	450,000	470,250
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	450,000	462,375
Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[2]	450,000	439,875
Vantage Drilling International, 10.00% Sec. Nts., 12/31/20	407,000	400,895

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]	$400,000	$423,000
Wells Fargo & Co., 5.90% [US0003M+311] Jr. Sub. Perpetual Bonds, Series S10,11	1,205,000	1,290,495
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	450,000	522,563
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[2]	450,000	464,625
Zayo Group LLC/Zayo Capital, Inc., 6.00% Sr. Unsec. Nts., 4/1/23	450,000	470,948
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	164,000	174,250
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[2]	350,000	350,438
Total Non-Convertible Corporate Bonds and Notes (Cost $32,217,630)		33,224,535
Convertible Corporate Bond and Note—0.0%
CHC Group LLC/CHC Finance Ltd., 10.78% Cv. Sec. Nts., 10/1/20[14](Cost $27,294)	35,887	48,268
Corporate Loans—2.9%
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.693% [LIBOR4+200], 6/1/24[10,12]	2,314,221	2,326,452
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.693% [LIBOR4+200], 10/6/23[10,12]	2,310,000	2,330,420
Hilton Wordwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.432% [LIBOR12+200], 10/25/23[10,12]	2,194,472	2,207,771
Hilton Wordwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.552% [LIBOR12+200], 10/25/23[10]	109,724	110,389
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.642% [LIBOR12+325], 10/25/20[10]	763,107	625,275
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.319% [LIBOR12+275], 5/14/22[10,12]	2,311,542	2,320,869
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.08% [LIBOR12+275], 12/14/23[10,12]	2,299,194	2,318,289
Total Corporate Loans (Cost $12,313,306)		12,239,465
Event-Linked Bonds—11.4%
Earthquake—3.5%
Acorn Re Ltd. Catastrophe Linked Nts., 4.546% [US0006M+329], 7/17/18[2,10]	750,000	756,262
Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19[2,10]	EUR 800,000	963,648
Bosphorus Ltd. Catastrophe Linked Nts., 4.761% [US0006M+325], 8/17/18[10,13]	500,000	505,875
Buffalo Re Ltd. Catastrophe Linked Nts.:
4.641% [US0006M+325], 4/7/20[2,10]	750,000	744,562
8.141% [US0006M+675], 4/7/20[2,10]	250,000	246,775
Golden State Re II Ltd. Catastrophe Linked Nts., 3.591% [T-BILL 3MO+220], 1/8/19[2,10]	1,000,000	1,006,150

	Principal Amount	Value
Earthquake (Continued)
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 5.144% [T-BILL 3MO+375], 11/25/19[2,10]	$250,000	$ 252,112

Kizuna Re II Ltd. Catastrophe Linked Nts.:
3.638% [T-BILL 3MO+225], 4/6/18[2,10]	950,000	951,662
3.888% [T-BILL 3MO+250], 4/6/18[2,10]	750,000	750,937

Merna Re Ltd. Catastrophe Linked Nts.:
3.383% [T-BILL 3MO+200], 4/9/18[2,10]	250,000	249,812
3.383% [T-BILL 3MO+200], 4/8/20[10,13]	750,000	750,413
3.633% [T-BILL 3MO+225], 4/8/19[2,10]	500,000	501,175

Nakama Re Ltd. Catastrophe Linked Nts.:
3.329% [US0006M+220], 10/13/21[2,10]	650,000	661,538
3.508% [T-BILL 3MO+212.5], 1/16/19[2,10]	750,000	752,287
3.633% [T-BILL 3MO+225], 4/13/18[2,10]	250,000	251,137
3.883% [T-BILL 3MO+250], 4/13/18[2,10]	500,000	500,375
4.258% [T-BILL 3MO+287.5], 1/16/20[10,13]	750,000	757,612
4.258% [T-BILL 3MO+287.5], 1/14/21[2,10]	250,000	251,888
4.379% [US0006M+325], 10/13/21[2,10]	500,000	509,125
4.633% [T-BILL 3MO+325], 1/14/21[10,13]	250,000	256,488

Panda Re Ltd. Catastrophe Linked Nts., 5.433% [T-BILL 3MO+405], 7/9/18[2,10]	500,000	507,325

Torrey Pines Re Ltd. Catastrophe Linked Nts.:
4.323% [US0006M+300], 6/9/20[2,10]	375,000	375,544
5.073% [US0006M+375], 6/9/20[2,10]	250,000	251,238
7.573% [US0006M+625], 6/9/20[2,10]	500,000	504,725

Ursa Re Ltd. Catastrophe Linked Nts.:
4.00% [MM+400], 12/10/19-12/10/20[2,10]	500,000	498,288
5.00% [MM+500], 9/21/18[10,13]	250,000	248,463
5.25% [MM+525], 12/10/20[2,10]	250,000	250,750
6.00% [MM+600], 5/27/20[2,10]	250,000	251,613

		14,507,779

Longevity—0.1%

Vita Capital VI Ltd. Catastrophe Linked Nts., 3.647% [US0006M+290], 1/8/21[2,10]	250,000	257,187
Multiple Event—4.9%
Atlas IX Capital DAC Catastrophe Linked Nts.:
4.525% [US0003M+325], 1/17/19[2,10]	750,000	760,912
9.36% [US0003M+783], 1/7/19[2,10]	250,000	175,450
Blue Halo Re Ltd. Catastrophe Linked Nts.:
9.633% [T-BILL 3MO+825], 7/26/19[2,10]	250,000	238,225
15.383% [T-BILL 3MO+1400], 6/21/19[2,10]	500,000	426,200
Bonanza Re Ltd. Catastrophe Linked Nts.:
5.254% [US0006M+375], 12/31/19[2,10]	250,000	236,337
6.504% [US0006M+500], 12/31/19[2,10]	250,000	233,487
Caelus Re IV Ltd. Catastrophe Linked Nts., 6.876% [T-BILL 3MO+549], 3/6/20[2,10]	500,000	518,775
Caelus Re V Ltd. Catastrophe Linked Nts.:
4.636% [T-BILL 3MO+325], 6/5/20[2,10]	750,000	740,437
5.886% [T-BILL 3MO+450], 6/5/20[2,10]	250,000	238,700
10.636% [T-BILL 3MO+925], 6/5/20[2,10]	500,000	46,550
Citrus Re Ltd. Catastrophe Linked Nts., 7.076% [US0006M+600], 3/18/20[2,10]	250,000	237,975
Cranberry Re Ltd. Catastrophe Linked Nts.:
3.335% [US0006M+200], 7/13/20[2,10]	250,000	251,112
5.283% [T-BILL 3MO+390], 7/6/18[2,10]	500,000	506,025
East Lane Re VI Ltd. Catastrophe Linked Nts.:
4.033% [T-BILL 3MO+265], 3/14/18[2,10]	500,000	501,625
4.773% [T-BILL 3MO+339], 3/13/20[2,10]	500,000	503,675

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

		Principal Amount	Value
Multiple Event (Continued)
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/21[13,14]		$500,000	$450,000
Fortius Re II Ltd. Catastrophe Linked Nts., 4.803% [US0006M+375], 7/7/21[2,10]		750,000	759,413
Galilei Re Ltd. Catastrophe Linked Nts.:
5.625% [US0006M+450], 1/8/20[2,10]		500,000	506,875
5.645% [US0006M+450], 1/8/21[2,10]		500,000	508,225
6.395% [US0006M+525], 1/8/21[2,10]		250,000	250,875
14.375% [US0006M+1,325], 1/8/20[2,10]		250,000	234,350
Galileo Re Ltd. Catastrophe Linked Nts.:
14.631% [T-BILL 3MO+1,324], 1/8/19[2,10]		500,000	458,600
18.705% [US0003M+1,750], 11/6/20[2,10]		250,000	248,925
Kilimanjaro II Re Ltd. Catastrophe
Linked Nts., 11.544%
[US0006M+1000], 4/20/21[2,10]		250,000	226,850
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
5.894% [T-BILL 3MO+450], 4/30/18[2,10]		250,000	246,100
6.144% [T-BILL 3MO+475], 4/30/18[2,10]		250,000	251,687
8.144% [T-BILL 3MO+675], 12/6/19[2,10]		250,000	251,262
10.644% [T-BILL 3MO+925], 12/6/19[2,10]		250,000	244,175
Lion II RE DAC Catastrophe Linked Nts.,
3.00% [EUR003M+300], 7/15/21[2,10]	EUR	750,000	900,472
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts.:
13.706% [T-BILL 3MO+1,232], 1/8/18[2,10]		200,000	125,620
18.676% [T-BILL 3MO+1,729], 1/8/18[2,10]		500,000	42,550
Long Point Re III Ltd. Catastrophe
Linked Nts., 3.50% [MM+350], 5/23/18[2,10]		250,000	251,737
MetroCat Re Ltd. Catastrophe Linked
Nts., 5.083% [T-BILL 3MO+370], 5/8/20[2,10]		500,000	503,575
PennUnion Re Ltd. Catastrophe Linked
Nts., 5.883% [T-BILL 3MO+450], 12/7/18[2,10]		500,000	503,325
Residential Reinsurance 2013 Ltd.,
4.383% [T-BILL 3MO+300], 3/6/18[2,10]		250,000	116,250
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
4.943% [T-BILL 3MO+356], 6/6/18[2,10]		500,000	500,275
16.363% [T-BILL 3MO+1,498], 6/6/18[2,10]		750,000	318,975
Residential Reinsurance 2015 Ltd.
Catastrophe Linked Nts., 12.353%
[T-BILL 3MO+1097], 6/6/19[2,10]		500,000	352,200
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
4.633% [T-BILL 3MO+325], 6/6/20[2,10]		750,000	749,213
5.313% [T-BILL 3MO+393], 12/6/20[2,10]		250,000	250,713
12.933% [T-BILL 3MO+1,155], 6/6/20[2,10]		750,000	394,050
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts.:
4.383% [T-BILL 3MO+300], 6/6/21[2,10]		375,000	371,606
17.761%, 6/6/18[2,14]		250,000	65,150
22.802%, 12/6/18[2,14]		250,000	199,413
Riverfront Re Ltd. Catastrophe Linked Nts.:
5.883% [T-BILL 3MO+450], 1/15/21[2,10]		750,000	747,188
7.633% [T-BILL 3MO+625], 1/15/21[2,10]		250,000	248,100
Sanders Re Ltd. Catastrophe Linked Nts.:
4.343% [T-BILL 3MO+296], 5/25/18[2,10]		250,000	250,763
4.514% [US0006M+300], 12/6/21[2,10]		500,000	500,625
4.633% [T-BILL 3MO+325], 5/25/18[2,10]		250,000	251,038
4.704% [US0006M+325], 6/5/20[2,10]		750,000	749,813

		Principal Amount	Value
Multiple Event (Continued)
Spectrum Capital Ltd. Catastrophe Linked Nts.:
4.861% [US0006M+350], 6/8/21[2,10]		$250,000	$250,988
7.111% [US0006M+575], 6/8/21[2,10]		250,000	243,925
Tailwind Re Ltd. 2017-1 Catastrophe
Linked Nts., 12.383% [T-BILL 3MO+1100], 1/8/22[2,10]		250,000	250,381
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.40% [MM+540], 1/8/18[2,10]		500,000	501,275
7.43% [MM+743], 1/8/18[2,10]		500,000	501,275
Tramline Re II Ltd. Catastrophe Linked
Nts., 9.633% [T-BILL 3MO+825], 1/4/19[2,10]		400,000	400,660
			20,793,977
Other—0.7%
Benu Capital Ltd. Catastrophe Linked Nts.:
2.55% [EUR003M+255], 1/8/20[2,10]	EUR	250,000	303,172
3.35% [EUR003M+335], 1/8/20[10,13]	EUR	500,000	610,124
Horse Capital I DAC Catastrophe Linked
Nts., 12.00% [EUR003M+1200], 6/15/20[2,10]	EUR	500,000	603,480
Vitality Re V Ltd. Catastrophe Linked
Nts., 3.883% [T-BILL 3MO+250], 1/7/19[2,10]		250,000	251,637
Vitality Re VI Ltd. Catastrophe Linked
Nts., 3.483% [T-BILL 3MO+210], 1/8/18[2,10]		250,000	250,687
Vitality Re VII Ltd. Catastrophe Linked
Nts., 4.033% [T-BILL 3MO+265], 1/7/20[2,10]		250,000	254,013
Vitality Re VIII Ltd. Catastrophe Linked
Nts., 3.383% [T-BILL 3MO+200], 1/8/21[2,10]		500,000	502,575
			2,775,688
Pandemic—0.1%
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
7.957% [US0006M-40+690], 7/15/20[2,10]		250,000	251,700
12.557% [US0006M-40+1,150], 7/15/20[2,10]		125,000	125,575
			377,275
Windstorm—2.1%
Akibare Re Ltd. Catastrophe Linked
Nts., 3.689% [US0006M+234], 4/7/20[2,10]		500,000	507,275
Alamo Re Ltd. Catastrophe Linked Nts.:
5.133% [T-BILL 3MO+375], 6/8/20[2,10]		500,000	506,375
5.783% [T-BILL 3MO+440], 6/7/19[2,10]		500,000	509,425
6.193% [T-BILL 3MO+481], 6/7/18[2,10]		500,000	503,925
Aozora Re Ltd. Catastrophe Linked Nts.:
3.219% [US0006M+200], 4/7/21[2,10]		250,000	251,312
3.549% [US0006M+220], 4/7/20[2,10]		500,000	503,975
Calypso Capital II Ltd. Catastrophe
Linked Nts., 3.66% [EUR003M+366], 1/8/18[2,10]	EUR	500,000	599,970
Casablanca Re Ltd. Catastrophe Linked Nts.:
6.508% [US0006M+525], 6/4/20[10,13]		250,000	250,175
17.258% [US0006M+1600], 6/4/20[4,10,13]		250,000	181,625
Citrus Re Ltd. Catastrophe Linked Nts.:
7.50% [T-BILL 3MO+774], 2/25/19[2,10]		500,000	480,900
11.523% [T-BILL 3MO+1,014], 4/9/18[2,10]		250,000	203,825
12.413% [T-BILL 3MO+1,103], 2/25/19[2,10]		500,000	371,400
Everglades Re II Ltd. Catastrophe
Linked Nts., 6.383% [T-BILL 3MO+500], 5/8/20[2,10]		250,000	244,262

27      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Windstorm (Continued)
First Coast Re 2016 Ltd. Catastrophe
Linked Nts., 5.304% [T-BILL 3MO+391], 6/7/19[2,10]		$250,000	$249,387
First Coast Re 2017-1 Ltd. Catastrophe
Linked Nts., 5.644% [T-BILL 3MO+425], 6/7/21[2,10]		250,000	243,313
Integrity Re Ltd. Catastrophe Linked
Nts., 5.573% [US0006M+425], 6/10/20[2,10]		500,000	499,125
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
6.972% [US0006M+590], 12/20/19[2,10]		375,000	377,700
10.372% [US0006M+930], 12/20/19[2,10]		250,000	249,831
Manatee Re Ltd. Catastrophe Linked
Nts., 1.899% [T-BILL 3MO+50], 3/10/19[10,13]		500,000	13,000
Pelican IV Re Ltd. Catastrophe Linked
Nts., 3.534% [US0006M+225], 5/5/20[2,10]		750,000	755,588
Queen Street X Re Ltd. Catastrophe
Linked Nts., 7.133% [T-BILL 3MO+575], 6/8/18[2,10]		750,000	750,263
Queen Street XI Re DAC Catastrophe
Linked Nts., 7.533% [T-BILL 3MO+615], 6/7/19[2,10]		250,000	251,738
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 6.872%
[US0006M+525], 4/8/20[2,10]		500,000	504,375
			9,008,764
Total Event-Linked Bonds (Cost $50,607,287)			47,720,670
Short-Term Notes—22.2%
Canada—0.2%
Bell Canada, 1.516%, 1/17/18[15,16]	USD	500,000	499,539
Telus Corp., 1.526%, 2/1/18[2,16]	USD	500,000	499,175
			998,714
Italy—3.4%
Eni Finance USA, Inc., 1.967%, 10/5/18[15,16]	USD	500,000	491,965
Italian Republic Bills:
0.00%, 1/31/18[14]	EUR	2,100,000	2,520,587
0.00%, 2/14/18[14]	EUR	9,500,000	11,405,380
			14,417,932
Japan—3.7%
Hitachi Capital America Corp., 2.102%, 1/11/18[15,16]	USD	500,000	499,693
Japan Treasury Bills, 0.00%, 3/12/18[14]	JPY	1,673,000,000	14,852,083
			15,351,776

		Principal Amount	Value
Portugal—1.2%
Portuguese Republic Treasury Bills, 0.00%, 3/16/18[14]	EUR	4,030,000	$4,839,486
Singapore—0.7%
Republic of Singapore Bills, 1.227%, 2/19/18[14]	SGD	4,220,000	3,148,774
Sweden—3.9%
Assa Abloy Financial Services AB, 2.071%, 1/4/18[2,15,16]	USD	500,000	499,914
Kingdom of Sweden Treasury Bills, 0.00%, 1/17/18[14]	SEK	130,000,000	15,853,547
			16,353,461
United Kingdom—0.4%
Reckitt Benckiser Treasury Services plc, 1.496%, 1/16/18[15,16]	USD	500,000	499,627
Vodafone Group plc, 1.727%, 9/13/18[16]	USD	500,000	492,654
WPP CP LLC, 1.766%, 1/24/18[2,15,16]	USD	500,000	499,374
			1,491,655
United States—8.7%
Amphenol Corp., 2.001%, 1/4/18[16]	USD	500,000	499,861
CenterPoint Energy Resources Corp., 1.536%, 1/18/18[2,15,16]	USD	500,000	499,523
Church & Dwight Co., Inc., 1.463%, 1/2/18[2,15,16]	USD	500,000	499,908
Ford Motor Credit Co. LLC, 1.663%, 4/10/18[15,16]	USD	500,000	497,342
Glencore Funding LLC, 1.617%, 1/23/18[15,16]	USD	500,000	499,363
Magna International, Inc., 1.901%, 1/3/18[2,15,16]	USD	500,000	499,947
NetApp, Inc., 1.881%, 1/4/18[2,15,16]	USD	500,000	499,861
Puget Sound Energy, Inc., 1.524%, 1/8/18[16]	USD	500,000	499,766
Toyota Motor Credit Corp., 1.671%, 7/23/18[16]	USD	500,000	495,047
United States Treasury Bills, 1.185%, 3/1/18[14,17]	USD	31,435,000	31,370,807
United Technologies Corp., 1.951%, 1/11/18[2,15,16]	USD	500,000	499,693
			36,361,118
Total Short-Term Notes (Cost $92,553,634)			92,962,916

		Shares
Investment Companies—5.6%
Highland/iBoxx Senior Loan Exchange Traded Fund		111,516	2,028,476
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[8,18,19]		17,082,111	17,082,111
Scottish Mortgage Investment Trust plc		7,591	46,009
SPDR Gold Trust Exchange Traded Fund[1,19]		34,231	4,232,663
Total Investment Companies (Cost $23,189,150)			23,389,259

			Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)
Exchange-Traded Options Purchased—0.1%
S&P 500 Index Call[1]		USD	2,750.000	3/16/18	USD	118	USD 31,549	136,054
S&P 500 Index Call[1]		USD	2,640.000	2/16/18	USD	14	USD 3,743	90,062
Total Exchange-Traded Options Purchased (Cost $238,546)								226,116

	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)
Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1](Cost $69,274)	GSCO-OT	CNH	6.787	11/15/18	CNH	22,200,000	CNH 762,760	31,724

28      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.0%
Interest Rate Swap maturing			Three-Month USD
1/28/30 Call[1]	GSCOI	Receive	BBA LIBOR	2.974%	1/24/20	USD	8,550	$ 143,230
Interest Rate Swap maturing			Three-Month USD
11/24/30 Call[1]	BAC	Receive	BBA LIBOR	2.595	11/20/20	USD	1,000	35,847
Interest Rate Swap maturing			Six-Month JPY BBA
7/25/28 Call[1]	GSCOI	Receive	LIBOR	1.050	7/23/18	JPY	630,000	2,107
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $529,388)								181,184
Total Investments, at Value (Cost $385,421,545)							98.1%	411,477,675
Net Other Assets (Liabilities)							1.9	7,800,092

Net Assets							100.0%	$ 419,277,767

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $64,631,040 or 15.41% of the Fund’s net assets at period end.

3. Security received as the result of issuer reorganization.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

5. Security is a Master Limited Partnership.

6. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $10,700,858. See Note 10 of the accompanying Consolidated Notes.

7. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	57,727,699	400,218,708	440,864,296	17,082,111

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$17,082,111	$249,601	$—	$—

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

13. Restricted security. The aggregate value of restricted securities at period end was $4,023,775, which represents 0.96% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Benu Capital Ltd. Catastrophe Linked Nts., 3.35% [EUR003M+335], 1/8/20	4/21/15-6/30/15	$547,686	$610,124	$62,438
Bosphorus Ltd. Catastrophe Linked Nts., 4.761% [US0006M+325], 8/17/18	8/11/15	500,000	505,875	5,875
Casablanca Re Ltd. Catastrophe Linked Nts., 6.508%, 6/4/20	5/26/17	250,000	250,175	175
Casablanca Re Ltd. Catastrophe Linked Nts., 17.258%, 6/4/20	5/26/17	250,000	181,625	(68,375)
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/21	12/13/16	500,000	450,000	(50,000)
Manatee Re Ltd. Catastrophe Linked Nts., 1.899%, 3/10/19	3/2/16	500,000	13,000	(487,000)
Merna Re Ltd. Catastrophe Linked Nts., 3.383% [T-BILL 3MO+200], 4/8/20	3/22/17-10/5/17	751,025	750,413	(612)
Nakama Re Ltd. Catastrophe Linked Nts., 4.258% [T-BILL 3MO+287.5], 1/16/20	12/12/14-5/11/17	755,017	757,612	2,595
Nakama Re Ltd. Catastrophe Linked Nts., 4.633% [T-BILL 3MO+325], 1/14/21	12/14/15	250,000	256,488	6,488
Ursa Re Ltd. Catastrophe Linked Nts., 5.00% [MM+500], 9/21/18	12/16/15	249,700	248,463	(1,237)
		$4,553,428	$4,023,775	$(529,653)

14. Zero coupon bond reflects effective yield on the original acquisition date.

15. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $6,485,749 or 1.55% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

16. Current yield as of period end.

17. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,512,904. See Note 5 of the accompanying Consolidated Notes.

18. Rate shown is the 7-day yield at period end.

29      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

19. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$267,339,500	65.0%
Japan	23,587,514	5.7
Sweden	16,718,971	4.1
Bermuda	15,992,851	3.9
Italy	14,417,932	3.5
United Kingdom	9,251,292	2.3
France	8,711,134	2.1
Singapore	8,508,932	2.1
Supranational	5,084,655	1.2
Portugal	4,839,486	1.2
Cayman Islands	4,836,210	1.2
Canada	4,286,739	1.1
Ireland	4,198,523	1.0
Netherlands	3,576,124	0.9
Brazil	3,455,220	0.8
Russia	3,085,578	0.8
Switzerland	2,614,696	0.6
Hong Kong	1,805,231	0.4
Germany	1,747,562	0.4
Australia	1,645,013	0.4
Mexico	998,531	0.3
Eurozone	963,648	0.2
China	908,408	0.2
Turkey	505,875	0.1
Chile	457,640	0.1
Israel	379,496	0.1
Spain	310,295	0.1
Colombia	204,266	0.1
Philippines	198,490	0.1
Jersey, Channel Islands	157,539	0.0
Belgium	139,425	0.0
Luxembourg	133,751	0.0
Thailand	115,058	0.0
South Africa	106,814	0.0
United Arab Emirates	66,171	0.0
Indonesia	35,272	0.0
China Offshore	31,724	0.0
Puerto Rico	20,879	0.0
Norway	13,191	0.0
Monaco	12,796	0.0
Panama	8,931	0.0
Greece	6,312	0.0
Total	$411,477,675	100.0%

	Shares Sold Short	Value
Securities Sold Short—(9.9)%
Common Stock Securities Sold Short—(9.9)%
AGCO Corp.	(15,110)	$ (1,079,307)
Air Lease Corp., Cl. A	(13,855)	(666,287)
Aircastle Ltd.	(26,860)	(628,255)
Aker Solutions ASA[1]	(74,869)	(420,410)
Ally Financial, Inc.	(55,950)	(1,631,502)
Boeing Co. (The)	(1,822)	(537,326)
Camden Property Trust	(3,580)	(329,575)
Caterpillar, Inc.	(6,170)	(972,269)
Church & Dwight Co., Inc.	(19,420)	(974,301)
Cie Financiere Richemont SA	(13,775)	(1,247,229)
CNH Industrial NV	(41,200)	(552,080)
Colgate-Palmolive Co.	(22,050)	(1,663,673)
Corning, Inc.	(42,120)	(1,347,419)
Digital Realty Trust, Inc.	(10,280)	(1,170,892)
Equity Residential	(18,020)	(1,149,135)
Fastenal Co.	(13,050)	(713,705)
Franklin Resources, Inc.	(28,510)	(1,235,338)
General Mills, Inc.	(27,360)	(1,622,174)

30      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Securities Sold Short—(Continued)
Common Stock Securities Sold Short (Continued)
GlaxoSmithKline plc, Sponsored ADR	(8,590)	$(304,687)
HP, Inc.	(63,660)	(1,337,497)
Intel Corp.	(35,120)	(1,621,139)
International Business Machines Corp.	(9,070)	(1,391,519)
Jones Lang LaSalle, Inc.	(10,390)	(1,547,383)
Kirby Corp.[1]	(9,330)	(623,244)
Koninklijke Ahold Delhaize NV	(80,003)	(1,755,891)
Neste OYJ	(10,238)	(655,181)
Novo Nordisk AS, Sponsored ADR	(16,840)	(903,803)
Pennsylvania Real Estate Investment Trust	(136,650)	(1,624,769)
Procter & Gamble Co. (The)	(17,340)	(1,593,199)
ResMed, Inc.	(11,370)	(962,925)
Rio Tinto plc, Sponsored ADR	(13,210)	(699,205)
RLJ Lodging Trust	(18,240)	(400,733)
Rowan Cos. plc, Cl. A1	(22,980)	(359,867)
Sanofi, ADR	(12,230)	(525,890)
SAP SE, Sponsored ADR	(10,920)	(1,226,971)
Southern Copper Corp.	(25,010)	(1,186,725)
Subsea 7 SA	(26,625)	(398,914)
Transocean Ltd.[1]	(38,674)	(413,038)
W.W. Grainger, Inc.	(3,035)	(717,019)
Wacker Chemie AG	(4,490)	(873,433)
Western Union Co. (The)	(83,100)	(1,579,731)
William Demant Holding AS1	(29,630)	(824,831)

Total Securities Sold Short (Proceeds $37,169,462)		$(41,468,471)

Forward Currency Exchange Contracts as of December 31, 2017
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	01/2018	BRL	6,840	USD	2,093	$—	$31,301
BAC	03/2018	CLP	3,909,000	USD	5,972	376,064	—
BAC	03/2018	COP	24,982,000	USD	8,238	78,070	—
BAC	03/2018	MYR	24,195	USD	5,943	5,601	—
BAC	01/2018	USD	2,068	BRL	6,840	5,672	—
BAC	03/2018	USD	1,524	CAD	1,960	—	36,480
BAC	03/2018	USD	4,707	EUR	4,030	—	149,633
BAC	03/2018	USD	1,648	JPY	186,400	—	12,676
BAC	03/2018	USD	2,461	THB	80,000	1,626	—
BOA	01/2018	BRL	6,930	USD	2,146	—	56,469
BOA	03/2018	CAD	1,670	USD	1,317	12,874	—
BOA	03/2018	IDR	73,802,000	USD	5,394	32,500	—
BOA	03/2018	INR	329,000	USD	5,039	78,247	—
BOA	03/2018	KRW	746,000	USD	681	18,475	—
BOA	01/2018	SEK	130,000	USD	16,067	—	205,546
BOA	03/2018	TRY	2,560	USD	642	18,183	—
BOA	03/2018	TWD	32,000	USD	1,072	15,869	—
BOA	03/2018	USD	1,717	AUD	2,275	—	57,999
BOA	01/2018	USD	2,095	BRL	6,930	5,747	—
BOA	03/2018	USD	5,748	ILS	20,130	—	54,748
BOA	03/2018	USD	919	KRW	1,007,000	—	24,939
BOA	03/2018	USD	10,286	NZD	14,982	—	321,570
CITNA-B	01/2018	BRL	11,260	USD	3,419	—	24,875
CITNA-B	03/2018	NZD	4,485	USD	3,085	90,111	—
CITNA-B	03/2018	SEK	10,930	USD	1,319	19,215	—
CITNA-B	03/2018	USD	3,054	AUD	4,060	—	113,742
CITNA-B	01/2018	USD	3,391	BRL	11,260	10,851	14,344
CITNA-B	11/2018	USD	1,513	CNH	10,270	—	35,267
CITNA-B	03/2018	USD	1,618	EUR	1,365	—	27,358
CITNA-B	03/2018	USD	15,042	JPY	1,673,000	143,273	—
DEU	03/2018	EUR	1,372	USD	1,629	24,619	—
DEU	03/2018	JPY	150,000	USD	1,343	—	6,362
DEU	03/2018	USD	10,550	EUR	8,885	—	159,398
DEU	03/2018	USD	1,322	HUF	349,000	—	30,410
DEU	01/2018 - 03/2018	USD	16,697	SEK	135,400	189,915	15,413
GSCO-OT	01/2018	BRL	9,700	USD	2,938	—	13,373
GSCO-OT	03/2018	HUF	172,000	USD	648	18,877	—
GSCO-OT	01/2018 - 04/2018	USD	5,841	BRL	19,400	20,850	—

31      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	03/2018	USD	2,082	COP	6,294,000	$—	$ 13,415
GSCO-OT	01/2018	USD	2,507	EUR	2,100	—	16,644
GSCO-OT	03/2018	USD	1,312	JPY	148,000	—	6,680
GSCO-OT	03/2018	USD	638	NOK	5,270	—	5,277
GSCO-OT	01/2018	USD	15,999	SEK	130,000	137,048	—
HSBC	03/2018	AUD	1,675	USD	1,293	13,357	—
HSBC	01/2018	BRL	9,700	USD	2,932	—	8,044
HSBC	03/2018	CHF	1,960	USD	1,997	25,775	—
HSBC	03/2018	CZK	100	USD	5	66	—
HSBC	03/2018	EUR	1,125	USD	1,344	11,922	—
HSBC	03/2018	GBP	485	USD	652	4,601	—
HSBC	03/2018	JPY	836,000	USD	7,495	—	46,557
HSBC	03/2018	USD	4,473	AUD	5,905	—	133,762
HSBC	01/2018	USD	3,040	BRL	9,700	115,273	—
HSBC	03/2018	USD	6,539	CAD	8,275	—	50,138
HSBC	03/2018	USD	13,696	GBP	10,190	—	96,672
JPM	03/2018	EUR	3,540	USD	4,205	62,471	—
JPM	03/2018	PLN	17,970	USD	5,028	135,673	—
JPM	03/2018	USD	8,020	CHF	7,875	—	106,405
JPM	03/2018	USD	4,104	CNH	27,380	—	82,056
JPM	02/2018	USD	11,076	EUR	9,500	—	351,524
JPM	03/2018	USD	1,280	MXN	24,700	40,445	—
JPM	02/2018 - 04/2018	USD	7,765	SGD	10,520	—	109,957
JPM	03/2018	USD	2,153	ZAR	29,640	—	215,783
JPM	03/2018	ZAR	9,080	USD	660	66,103	—
TDB	01/2018 - 02/2018	BRL	15,770	USD	4,764	—	17,812
TDB	03/2018	MXN	91,100	USD	4,747	—	176,763
TDB	03/2018	NZD	1,845	USD	1,291	14,883	—
TDB	01/2018 - 02/2018	USD	3,370	BRL	11,140	14,104	—
Total Unrealized Appreciation and Depreciation						$1,808,360	$ 2,829,392

Futures Contracts as of December 31, 2017
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
CAC 40 10 Index	Sell	1/19/18	104	EUR	6,741	$6,626,675	$ 114,672
CBOE Volatility Index*	Sell	1/17/18	102	USD	1,215	1,170,450	44,763
Coffee*	Sell	3/19/18	14	USD	657	662,550	(5,817)
Cotton No. 2*	Buy	3/07/18	18	USD	660	707,670	47,657
Euro-BONO	Sell	3/08/18	10	EUR	1,746	1,728,864	17,164
Euro-BTP	Sell	3/08/18	20	EUR	3,349	3,266,952	82,527
Euro-BUND	Buy	3/08/18	33	EUR	6,455	6,401,728	(53,095)
Euro-OAT	Sell	3/08/18	9	EUR	1,697	1,675,734	21,587
FTSE 100 Index	Sell	3/16/18	67	GBP	6,710	6,909,338	(199,549)
Gas Oil*	Buy	1/31/18	9	USD	669	678,812	9,693
Gold (100 oz.) *	Buy	2/26/18	7	USD	925	916,510	(8,941)
Lead*	Sell	1/15/18	11	USD	693	682,756	10,209
Lean Hogs*	Buy	2/14/18	24	USD	674	689,040	15,222
Live Cattle*	Buy	2/28/18	13	USD	644	632,060	(12,274)
Low Sulphur Gas Oil*	Buy	1/11/18	12	USD	681	720,300	39,279
MSCI Emerging Market Index	Buy	3/16/18	161	USD	9,029	9,367,785	338,649
Natural Gas*	Sell	1/29/18	21	USD	647	620,130	27,039
Nikkei 225 Index	Buy	3/08/18	23	JPY	4,621	4,643,887	22,487
Russell 2000 Mini Index	Sell	3/16/18	300	USD	22,882	23,047,500	(165,468)
S&P 500 E-Mini Index	Buy	3/16/18	256	USD	34,014	34,252,800	238,375
S&P/TSX 60 Index	Buy	3/15/18	14	CAD	2,127	2,132,633	5,991
SPI 200 Index	Buy	3/15/18	18	AUD	2,113	2,113,697	324
Stoxx Europe 600 Index	Buy	3/16/18	636	EUR	14,774	14,750,812	(23,006)
Sugar #11 World*	Sell	2/28/18	39	USD	643	662,189	(18,900)
United States Treasury Long Bonds	Buy	3/20/18	43	USD	6,565	6,579,000	13,889
United States Treasury Nts., 10 yr.	Sell	3/20/18	48	USD	5,994	5,954,250	39,295
United States Treasury Nts., 5 yr.	Sell	3/29/18	75	USD	8,760	8,712,305	47,484
WTI Crude Oil*	Buy	1/22/18	19	USD	1,076	1,147,980	71,958
Zinc*	Sell	1/15/18	8	USD	640	667,000	(27,026)
							$ 694,188

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

32      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Centrally Cleared Credit Default Swaps at December 31, 2017
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.27		Buy	5.000%	12/20/21	USD	11,243	$772,301	$(969,584)	$(197,283)
CDX.HY.27		Buy	5.000	12/20/21	USD	8,698	705,145	(750,092)	(44,947)
CDX.HY.27		Buy	5.000	12/20/21	USD	188	12,354	(16,227)	(3,873)
CDX.HY.28		Buy	5.000	6/20/22	USD	2,030	141,749	(177,372)	(35,623)
CDX.IG.28		Sell	1.000	6/20/22	USD	5,655	(102,346)	127,896	25,550
CDX.IG.28		Sell	1.000	6/20/22	USD	300	(5,377)	6,785	1,408
iTraxx.Main.27		Buy	1.000	6/20/22	EUR	5,040	107,520	(172,866)	(65,346)
Neiman Marcus Group LLC (The)		Buy	5.000	12/20/20	USD	715	41,431	145,873	187,304

Total Cleared Credit Default Swaps							$1,672,777	$(1,805,587)	$(132,810)

Over-the-Counter Credit Default Swaps at December 31, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.21	CITNA-B	Buy	5.000%	12/20/18	USD	1,125	$(34,531)	$(54,906)	$(89,437)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	253	141,398	(32,119)	109,279
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD	74	40,610	(9,422)	31,188
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD	1,125	(194,688)	(100,730)	(295,418)
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD	318	211,133	(109,800)	101,333
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,691)	(33,385)	(144,076)
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD	775	(22,856)	(15,810)	(38,666)
Federation of Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	(33,386)	(118,780)

Total Over-the-Counter Credit Default Swaps							$(55,019)	$(389,558)	$(444,577)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**(Unaudited)
Investment Grade Corporate Debt Indexes	$5,955,000	$ —	BBB
Non-Investment Grade Corporate Debt Indexes	645,743	2,250,000	BB

Total	$6,600,743	$2,250,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Six-Month JPY BBA
BAC	Receive	LIBOR	0.468%	11/12/25	JPY	23,000	$—	$(4,633)	$ (4,633)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.418	11/12/25	SEK	1,840	—	8,646	8,646
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.501	12/9/25	SEK	5,120	—	26,937	26,937
		Six-Month GBP BBA
BAC	Receive	LIBOR	1.196	3/1/27	GBP	7,435	—	7,884	7,884
		Six-Month GBP BBA
BAC	Receive	LIBOR	1.353	12/4/27	GBP	7,200	—	(80,711)	(80,711)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.102	12/6/27	SEK	84,735	—	(75,852)	(75,852)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.278	10/5/27	SEK	5,735	—	9,597	9,597
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.365	8/10/25	SEK	4,580	—	22,132	22,132
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.630	7/3/25	SEK	27,305	7,919	208,793	216,712
		Three-Month SEK
BAC	Pay	STIBOR SIDE	0.628	7/8/26	SEK	2,340	—	(8,448)	(8,448)
		Six-Month JPY BBA
BOA	Receive	LIBOR	0.208	12/8/26	JPY	49,000	—	550	550
		Six-Month JPY BBA
CITNA-B	Receive	LIBOR	0.251	1/6/27	JPY	386,000	—	(11,662)	(11,662)

33      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Six-Month DKK
GSCOI	Pay	CIBOR2 DKNA13	0.975%	12/6/27	DKK	123,560	$—	$(96,644)	$(96,644)
		Three-Month SEK
GSCOI	Pay	STIBOR SIDE	1.118	1/9/27	SEK	26,100	—	44,180	44,180
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.593	7/10/25	JPY	483,000	—	(145,741)	(145,741)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.566	8/6/25	JPY	13,000	—	(3,648)	(3,648)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.100	6/6/26	JPY	35,000	—	2,739	2,739
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.299	12/6/27	JPY	1,097,000	—	(40,586)	(40,586)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.461	12/9/25	JPY	28,000	—	(5,407)	(5,407)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.295	11/6/27	JPY	77,000	—	(2,996)	(2,996)
		Three-Month SEK
JPM	Pay	STIBOR SIDE	1.136	3/3/27	SEK	3,895	—	5,874	5,874
		Three-Month SEK
JPM	Pay	STIBOR SIDE	1.070	6/7/26	SEK	3,550	—	4,510	4,510
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.595	8/11/25	JPY	29,000	—	(8,717)	(8,717)

Total of Centrally Cleared Interest Rate Swaps							$7,919	$(143,203)	$(135,284)

Over-the-Counter Total Return Swaps at December 31, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
			One-Month HKD HIBOR
0998.HK-China Citic Bank Corp.			HKAB minus 50 basis
Ltd., ORD H	GSCOI	Pay	points	5/24/18	HKD	2,801	$(12,775)	$(12,775)
			One-Month HKD HIBOR
1988.HK-China Ninsheng Banking			HKAB minus 50 basis
Corp. Ltd., ORD H	GSCOI	Pay	points	5/24/18	HKD	2,885	(17,407)	(17,407)
			One-Month HKD HIBOR
3328.HK-Bank of			HKAB minus 50 basis
Communications Co. Ltd., ORD H	GSCOI	Pay	points	5/24/18	HKD	3,403	(22,371)	(22,371)
			One-Month HKD HIBOR
3968.HK-China Merchants Bank,			HKAB minus 50 basis
ORD H	GSCOI	Pay	points	5/24/18	HKD	3,791	(189,793)	(189,793)
			One-Month HKD HIBOR
6818.HK-China Everbright Bank,			HKAB minus 50 basis
ORD H	GSCOI	Pay	points	5/24/18	HKD	1,478	(7,908)	(7,908)
			One-Month USD BBA
			LIBOR plus 30 basis
JPCMOLNG Custom Basket[a]	JPM	Receive	points	1/8/19	USD	4,914	134,530	134,530
			One-Month HKD HIBOR
			HKAB minus 85 basis
JPCMOSHR Custom Basket[b]	JPM	Pay	points	1/8/19	USD	4,913	(113,538)	(113,538)
			One-Month USD BBA
			LIBOR minus 35 basis
OEX Index	GSCOI	Pay	points	4/9/18	USD	6,872	(101,692)	(101,692)
			One-Month USD BBA
SPDR Blackston/GSO Senior Loan			LIBOR plus 50 basis
Exchange Traded Fund	GSCOI	Receive	points	11/29/18	USD	60,537	(60,941)	(60,941)

Total Over-the-Counter Total Return Swaps							$(391,895)	$(391,895)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Custom baskets of securities: The following are the components and weights of the underlying basket of securities
Description	Shares	Value	% of Basket
JPCMOLNG[a]:
Activision Blizzar, Inc.	3,872	$135,337	2.69%
Allstate Corp.	2,353	136,003	2.69
Altria Group, Inc.	3,562	140,408	2.78
Ameriprise Financial, Inc.	1,480	138,450	2.75
Anthem, Inc.	1,029	127,808	2.53

34      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	Value	% of Basket
JPCMOLNG[a]: (Continued)
At&T, Inc.	6,640	$142,506	2.82%
Best Buy Co., Inc.	4,053	153,185	3.04
Boeing Co. (The)	873	142,116	2.81
Centene Corp.	2,366	131,753	2.61
Constellation Brands, Inc., Cl. A	1,110	140,050	2.77
Corning, Inc.	7,459	131,715	2.61
CVS Health Corp.	3,154	126,223	2.50
Delta Air Lines, Inc.	4,565	141,113	2.80
Eastman Chemical Co.	2,616	133,775	2.65
Eaton Corp. plc	3,106	135,464	2.68
ebay, Inc.	6,968	145,161	2.88
Estee Lauder Cos., Cl. A	1,935	135,908	2.69
Gap, Inc. (The)	7,477	140,576	2.78
General Motors Co.	5,607	126,867	2.51
LyondelBbasell Industries, Cl. A	2,308	140,550	2.78
Marathon Petroleum Corp.	3,857	140,476	2.78
McKesson Corp.	1,636	140,834	2.80
Mettler-Toledo International	384	131,319	2.60
Micron Technology, Inc.	5,699	129,357	2.56
Morgan Stanley	4,681	135,578	2.69
Nextera Energy, Inc.	1,529	131,826	2.61
NRG Energy, Inc.	8,738	137,370	2.72
PayPal Holdings, Inc.	3,190	129,636	2.57
Progressive Corp.	4,542	141,205	2.80
PulteGroup, Inc.	7,078	129,910	2.57
Robert Half International, Inc.	4,236	129,868	2.57
Royal Caribbean Cruises Ltd.	1,950	128,393	2.54
Scripps Networks Interactive, Cl. A	2,952	139,127	2.76
Stanley Black & Decker, Inc.	1,424	133,385	2.64
United Rentals, Inc.	1,515	143,765	2.85
Valero Energy Corp.	2,821	143,122	2.83
Vertex Pharmaceuticals, Inc.	1,674	138,478	2.74
	130,439	$5,048,617	100.00%
JPCMOSHR[b]:
Acuity Brands, Inc.	1,409	$136,886	2.73%
Advance Auto Parts, Inc.	2,392	131,628	2.62
Akamai Technologies	4,331	155,491	3.11
Allergan plc	1,390	125,511	2.50
American International Group	4,029	132,505	2.64
AmerisourceBergen Corp.	2,848	144,349	2.87
Arconic, Inc.	9,816	147,651	2.94
CenturyLink, Inc.	16,558	152,454	3.04
CF Industries Holdings, Inc.	6,448	151,411	3.02
CH Robinson Worldwide, Inc.	2,788	137,106	2.73
Chesapeake Energy Corp.	59,357	129,749	2.58
Chipotle Mexican Grill, Inc.	794	126,677	2.52
Cincinnati Financial Corp.	3,232	133,750	2.66
Coty, Inc., Cl. A	14,021	153,939	3.07
Dentsply Sirona, Inc.	3,605	130,998	2.61
Envision Healthcare Corp.	7,566	144,336	2.87
FirstEnergy Corp.	7,076	119,599	2.38
Fluor Corp.	4,990	142,268	2.83
Ford Motor Co.	19,295	133,028	2.65
Gartner, Inc.	1,998	135,821	2.70
General Electric Co.	13,209	127,233	2.53
Hess Corp.	5,265	137,960	2.75
Hewlett Packard Enterprise	17,318	137,274	2.73
JM Smucker Co. (The)	2,071	142,029	2.83
Kellogg Co.	3,651	137,003	2.73
Mattel, Inc.	13,238	112,387	2.24
Mosaic Co. (The)	9,946	140,877	2.81
Nasdaq, Inc.	3,051	129,392	2.58
News Corp., Cl. B	14,731	134,982	2.69
Perrigo Co. plc	2,770	133,270	2.65
Qualcomm, Inc.	3,642	128,704	2.56
Scana Corp.	5,596	122,879	2.45
Schwab (Charles) Corp.	4,951	140,391	2.80

35      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	Value	% of Basket
JPCMOSHR[b]: (Continued)
Stericycle, Inc.	3,643	$136,722	2.72%
Symantec Corp.	8,339	129,163	2.57
TripAdvisor, Inc.	6,978	132,734	2.64
Walgreens Boots Alliance, Inc.	3,321	133,125	2.65
	295,663	$5,021,282	100.00%

Over-the-Counter Volatility Swaps at December 31, 2017
								Unrealized
		Pay/Receive						Appreciation/
Reference Asset	Counterparty	Volatility*	Strike Price	Maturity Date		Notional Amount	Value	(Depreciation)
AUD/CHF spot exchange rate	CITNA-B	Pay	$ 6.300	1/16/18	AUD	(8,500)	$929	$ 929
AUD/CHF spot exchange rate	BOA	Pay	6.625	1/16/18	AUD	(8,500)	2,984	2,984
CAD/CHF spot exchange rate	BOA	Receive	7.050	1/29/18	CAD	8,200	(1,239)	(1,239)
CAD/CHF spot exchange rate	GSCO-OT	Receive	7.650	1/29/18	CAD	8,100	(5,800)	(5,800)
CAD/JPY spot exchange rate	CITNA-B	Receive	8.700	1/9/18	CAD	8,200	(21,136)	(21,136)
CHF/NOK spot exchange rate	CITNA-B	Receive	8.750	1/18/18	CHF	6,300	(7,176)	(7,176)
CHF/SEK spot exchange rate	BOA	Pay	7.750	1/12/18	CHF	(6,400)	919	919
EUR/CAD spot exchange rate	BOA	Receive	6.700	1/11/18	EUR	5,400	(3,693)	(3,693)
EUR/CAD spot exchange rate	BOA	Receive	6.900	1/8/18	EUR	5,400	(6,868)	(6,868)
EUR/CHF spot exchange rate	GSCO-OT	Pay	5.050	1/22/18	EUR	(5,400)	3,823	3,823
EUR/CHF spot exchange rate	BOA	Pay	4.700	1/22/18	EUR	(5,400)	518	518
EUR/CHF spot exchange rate	CITNA-B	Pay	4.700	1/29/18	EUR	(5,400)	(4,535)	(4,535)
EUR/CHF spot exchange rate	CITNA-B	Pay	4.600	1/31/18	EUR	(5,400)	(5,507)	(5,507)
EUR/CHF spot exchange rate	GSCO-OT	Pay	5.425	2/5/18	EUR	(5,300)	(1,272)	(1,272)
EUR/CHF spot exchange rate	DEU	Pay	5.100	1/16/18	EUR	(5,400)	4,341	4,341
EUR/CHF spot exchange rate	GSCO-OT	Pay	4.750	1/22/18	EUR	(5,400)	65	65
GBP/CAD spot exchange rate	CITNA-B	Receive	8.600	1/5/18	GBP	4,700	(13,009)	(13,009)
GBP/CAD spot exchange rate	GSCO-OT	Receive	8.650	1/8/18	GBP	4,800	(12,054)	(12,054)
GBP/NZD spot exchange rate	BOA	Receive	9.850	1/4/18	GBP	4,700	2,729	2,729
GBP/NZD spot exchange rate	JPM	Receive	9.000	1/19/18	GBP	4,800	(14,387)	(14,387)
Total Over-the-Counter Volatility Swaps							$(80,368)	$ (80,368)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
TDB	Toronto Dominion Bank
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel

36      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Currency abbreviations indicate amounts reporting in currencies (Continued)
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand
Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CAC	French Options Market
CDX.HY.27	Markit CDX High Yield Index
CDX.HY.28	Markit CDX High Yield Index
CDX.IG.28	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CIBOR2	Two banking days preceding reset date of Copenhagen Interbank Offered Rate
DKNA13	Reuters 12 - Month CIBOR
EUR003M	EURIBOR 3 Month ACT/360
FTSE 100	United Kingdom 100 most highly capitalized companies on the London Stock Exchange
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
itraxx.main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR4	London Interbank Offered Rate-Quarterly
MM	Money Market Reference Rate
MSCI	Morgan Stanley Capital International
NIKKEI 225	225 top-rated Japanese Companies listed on the Tokyo Stock Exchange
OAT	French Government Bonds
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
T-BILL 3MO	US Treasury Bill 3 Month
TSX 60	60 largest companies on the Toronto Stock Exchange
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $368,339,434)	$ 394,395,564
Affiliated companies (cost $17,082,111)	17,082,111

411,477,675
Cash	316,013
Cash used for collateral on futures	4,906,000
Cash used for collateral on OTC derivatives	272,000
Cash used for collateral on centrally cleared swaps	3,860,001
Deposits with broker for securities sold short	38,416,826
Deposits with broker for foreign securities sold short (cost $5,567,029)	5,795,984
Unrealized appreciation on forward currency exchange contracts	1,808,360
Swaps, at value	150,838
Centrally cleared swaps, at value (net premiums paid $58,373)	622,396
Receivables and other assets:
Investments sold (including $4,673,441 sold on a when-issued or delayed delivery basis)	4,753,598
Interest and dividends	1,347,467
Variation margin receivable	346,721
Shares of beneficial interest sold	1,336
Other	40,621

Total assets	474,115,836
Liabilities
Securities sold short, at value (proceeds $37,169,462)—see accompanying consolidated statement of investments	41,468,471
Unrealized depreciation on forward currency exchange contracts	2,829,392
Swaps, at value (net premiums paid $55,019)	1,012,659
Centrally cleared swaps, at value (premiums received $1,739,069)	2,571,186
Payables and other liabilities:
Investments purchased (including $6,016,863 purchased on a when-issued or delayed delivery basis)	6,360,166
Variation margin payable	312,906
Dividends on short sales	30,613
Trustees’ compensation	8,727
Foreign capital gains tax	5,175
Shareholder communications	3,568
Distribution and service plan fees	740
Shares of beneficial interest redeemed	116
Other	234,350

Total liabilities	54,838,069
Net Assets	$ 419,277,767

Composition of Net Assets
Par value of shares of beneficial interest	$ 42,621
Additional paid-in capital	431,921,721
Accumulated net investment loss	(32,366)
Accumulated net realized loss on investments and foreign currency transactions	(33,041,174)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	20,386,965
Net Assets	$ 419,277,767

Net Asset Value Per Share

Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $415,811,372 and 42,267,700 shares of beneficial interest outstanding)	$9.84

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $3,466,395 and 353,209 shares of beneficial interest outstanding)	$9.81

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Interest (net of foreign withholding taxes of $2,598)	$ 6,290,040
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $94,041)	3,617,251
Affiliated companies	249,601
Other income	156,542

Total investment income	10,313,434

Expenses
Management fees	4,226,165
Distribution and service plan fees — Service shares	7,651
Transfer and shareholder servicing agent fees:
Non-Service shares	408,210
Service shares	3,062
Shareholder communications:
Non-Service shares	12,827
Service shares	98
Dividends on short sales	465,730
Custodian fees and expenses	133,592
Trustees’ compensation	31,606
Borrowing fees	11,188
Other	274,727

Total expenses	5,574,856
Less reduction to custodian expenses	(836)
Less waivers and reimbursements of expenses	(149,076)

Net expenses	5,424,944
Net Investment Income	4,888,490
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	789,102
Option contracts written	2,006,900
Futures contracts	(3,157,374)
Foreign currency transactions	166,016
Forward currency exchange contracts	(4,191,909)
Short Positions	(7,054,954)
Swap contracts	(1,182,880)

Net realized loss	(12,625,099)
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $5,175)	16,180,991
Translation of assets and liabilities denominated in foreign currencies	329,688
Forward currency exchange contracts	(4,306,116)
Futures contracts	966,849
Option contracts written	(44,280)
Short positions	(1,887,016)
Swap contracts	(1,520,839)

Net change in unrealized appreciation/depreciation	9,719,277
Net Increase in Net Assets Resulting from Operations	$ 1,982,668

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$ 4,888,490	$ 4,569,279
Net realized loss	(12,625,099)	(15,226,380)
Net change in unrealized appreciation/depreciation	9,719,277	25,813,743
Net increase in net assets resulting from operations	1,982,668	15,156,642
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,921,732)	(5,549,952)
Service shares	(24,086)	(29,481)
	(3,945,818)	(5,579,433)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	17,307,626	(15,372,890)
Service shares	940,121	657,532
	18,247,747	(14,715,358)
Net Assets
Total increase (decrease)	16,284,597	(5,138,149)
Beginning of period	402,993,170	408,131,319
End of period (including accumulated net investment loss of $32,366 and $1,020,555, respectively)	$ 419,277,767	$ 402,993,170

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015[1]	Year Ended December 31, 2014[1]	Period Ended December 31, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$9.88	$9.66	$10.04	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.12	0.11	0.11	0.08	(0.02)
Net realized and unrealized gain (loss)	(0.06)	0.25	(0.46)	0.52	(0.05)
Total from investment operations	0.06	0.36	(0.35)	0.60	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.14)	(0.03)	(0.25)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	0.00	0.00	(0.02)	0.00
Total dividends and/or distributions to shareholders	(0.10)	(0.14)	(0.03)	(0.48)	(0.01)
Net asset value, end of period	$9.84	$9.88	$9.66	$10.04	$9.92

Total Return, at Net Asset Value[4]	0.56%	3.71%	(3.45)%	6.02%	(0.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$415,811	$400,449	$406,286	$262,573	$9,917
Average net assets (in thousands)	$408,282	$408,810	$363,975	$161,988	$9,827
Ratios to average net assets:[5]
Net investment income (loss)	1.19%	1.11%	1.11%	0.77%[6]	(1.85)%[6]
Expenses excluding specific expenses listed below	1.24%	1.23%	1.24%	1.33%	7.16%
Dividends and/or interest expense on securities sold short	0.11%	0.22%	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.00%	0.02%	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.35%	1.47%	1.46%	1.43%[6]	7.16%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.43%	1.41%	1.31%[6]	3.33%[6]
Portfolio turnover rate	129%	93%	67%	147%	11%

1. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015. Please see Note 11 of the accompanying Notes to Financial Statements.

2. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.36%
Year Ended December 31, 2016	1.48%
Year Ended December 31, 2015	1.47%
Year Ended December 31, 2014	1.45%
Period Ended December 31, 2013	7.18%

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015[1]	Year Ended December 31, 2014[1]	Period Ended December 31, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$9.87	$9.65	$10.03	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.09	0.08	0.08	0.08	(0.03)
Net realized and unrealized gain (loss)	(0.07)	0.26	(0.45)	0.50	(0.04)
Total from investment operations	0.02	0.34	(0.37)	0.58	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.12)	(0.01)	(0.25)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	(0.08)	(0.12)	(0.01)	(0.47)	(0.01)
Net asset value, end of period	$9.81	$9.87	$9.65	$10.03	$9.92

Total Return, at Net Asset Value[4]	0.19%	3.49%	(3.68)%	5.90%	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,467	$2,544	$1,845	$1,332	$10
Average net assets (in thousands)	$3,063	$2,054	$1,695	$335	$10
Ratios to average net assets:[5]
Net investment income (loss)	0.92%	0.85%	0.85%	0.78%[6]	(2.12)%[6]
Expenses excluding specific expenses listed below	1.49%	1.48%	1.48%	1.68%	7.43%
Dividends and/or interest expense on securities sold short	0.11%	0.22%	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.00%	0.02%	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.60%	1.72%	1.70%	1.78%[6]	7.43%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.68%	1.65%	1.67%[6]	3.50%[6]
Portfolio turnover rate	129%	93%	67%	147%	11%

1. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015. Please see Note 11 of the accompanying Notes to Financial Statements.

2. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.61%
Year Ended December 31, 2016	1.73%
Year Ended December 31, 2015	1.71%
Year Ended December 31, 2014	1.80%
Period Ended December 31, 2013	7.45%

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into sub-sub-advisory agreements with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 21,023 shares with net assets of $11,767,262 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$10,734,020
Net assets	$11,767,262
Net income (loss)	$(98,024)
Net realized gain (loss)	$323,162
Net change in unrealized appreciation/depreciation	$718,651

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

43      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required, however, during the reporting period, the Fund paid federal excise tax of $19,555. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$20,924,253	$11,122,140

1. At period end, the Fund had $20,101,917 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

44      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

2. Significant Accounting Policies (Continued)

Expiring
No expiration	$20,101,917

2. The Fund had $822,336 of post-October foreign currency losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$21,266	$45,517	$24,251

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income	$3,945,818	$5,579,433

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$395,617,220
Federal tax cost of other investments	(11,505,127)

Total federal tax cost	$384,112,093

Gross unrealized appreciation	$28,867,591
Gross unrealized depreciation	(17,745,451)

Net unrealized appreciation	$11,122,140

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets

45      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly

46      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$7,901,701	$2,623,322	$66	$10,525,089
Consumer Staples	8,793,252	1,645,960	—	10,439,212
Energy	32,154,788	1,021,444	—	33,176,232
Financials	30,841,991	12,793,675	199	43,635,865
Health Care	18,781,814	1,872,065	6,316	20,660,195
Industrials	20,494,392	1,529,412	—	22,023,804
Information Technology	20,106,460	605,255	2	20,711,717
Materials	7,450,342	1,526,928	—	8,977,270
Telecommunication Services	3,391,316	534,362	—	3,925,678
Utilities	4,817,768	964,348	—	5,782,116
Preferred Stocks	—	1,075,892	—	1,075,892
Rights, Warrants and Certificates	3,822	—	2	3,824
Asset-Backed Securities	—	10,631,127	—	10,631,127
Mortgage-Backed Obligation	—	2,306,933	—	2,306,933
Foreign Government Obligations	—	7,578,584	—	7,578,584
Non-Convertible Corporate Bonds and Notes	—	33,206,635	17,900	33,224,535
Convertible Corporate Bond and Note	—	48,268	—	48,268
Corporate Loans	—	12,239,465	—	12,239,465
Event-Linked Bonds	—	47,539,045	181,625	47,720,670
Short-Term Notes	—	92,962,916	—	92,962,916
Investment Companies	23,343,250	46,009	—	23,389,259
Exchange-Traded Options Purchased	226,116	—	—	226,116
Over-the-Counter Option Purchased	—	31,724	—	31,724
Over-the-Counter Interest Rate Swaptions Purchased	—	181,184	—	181,184
Total Investments, at Value	178,307,012	232,964,553	206,110	411,477,675
Other Financial Instruments:
Swaps, at value	—	150,838	—	150,838
Centrally cleared swaps, at value	—	622,396	—	622,396
Futures contracts	1,208,264	—	—	1,208,264
Forward currency exchange contracts	—	1,808,360	—	1,808,360
Total Assets	$179,515,276	$235,546,147	$206,110	$415,267,533

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(35,292,582)	$(6,175,889)	$—	$(41,468,471)
Other Financial Instruments:
Swaps, at value	—	(1,012,659)	—	(1,012,659)
Centrally cleared swaps, at value	—	(2,571,186)	—	(2,571,186)
Futures contracts	(514,076)	—	—	(514,076)
Forward currency exchange contracts	—	(2,829,392)	—	(2,829,392)
Total Liabilities	$(35,806,658)	$(12,589,126)	$—	$(48,395,784)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1	Transfers out of Level 1		Transfers into Level 2		Transfers out of Level 2	Transfers into Level 3	Transfers out of Level 3
Assets Table
Investments, at Value:
Asset-Backed Securities	$–	$–		$1,923,696	*	$–	$–	$(1,923,696	)*
Preferred Stocks	–	(482,758	)**	482,758	**	–	–	–

47      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Assets Table (Continued)
Rights, Warrants and Certificates	$1,665	***	$(2	)****	$–	$(1,665	)***	$2	****	$–
Total Assets	$1,665		$(482,760)		$2,406,454	$(1,665)		$2		$(1,923,696)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

*** Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

**** Transferred from Level 1 to Level 3 because of the lack of observable market data.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do

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4. Investments and Risks (Continued)

so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$6,016,863
Sold securities	4,673,441

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$5,761
Market Value	$17,900
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

49      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 96% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $133,949,196 and $205,194,968, respectively.

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6. Use of Derivatives (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $59,230,511 and $92,698,031 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $159,378 and $478,567 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

51      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $549,192 and $228,127 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $39,367,277 and $7,300,606 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $20,497,509 and $20,540,780 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation

52      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $83,222,985 and $14,004,365 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund may enter into volatility/variance swaps to increase or decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to either pay the measured volatility, or price variance or the fixed rate payment then receive a fixed rate payment or the measured volatility or price variance. If the measured volatility of the related reference investment increases over the period, the measured volatility payment will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the fixed rate swap payment will appreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $67,608 and $37,924 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $268,782 on purchased swaptions.

At period end, the Fund had no written swaption contracts outstanding.

53      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $919,218.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$189,045	$(189,045)	$–	$–	$–
Barclays Bank plc	502,880	(230,090)	(272,790)	–	–
Citibank NA	264,379	(264,379)	–	–	–

54      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Deutsche Bank AG	$218,875	$(211,583)	$–	$(7,292)	$–
Goldman Sachs Bank USA	212,387	(74,515)	–	(137,872)	–
Goldman Sachs International	145,337	(145,337)	–	–	–
HSBC Bank USA NA	170,994	(170,994)	–	–	–
JPMorgan Chase Bank NA	439,222	(439,222)	–	–	–
Toronto Dominion Bank	28,987	(28,987)	–	–	–
	$2,172,106	$(1,754,152)	$(272,790)	$(145,164)	$–

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(733,071)	$189,045	$544,026	$–	$–
Barclays Bank plc	(230,090)	230,090	–	–	–
BNP Paribas	(49,195)	–	–	11,000	(38,195)
Citibank NA	(353,974)	264,379	–	–	(89,595)
Deutsche Bank AG	(211,583)	211,583	–	–	–
Goldman Sachs Bank USA	(74,515)	74,515	–	–	–
Goldman Sachs International	(632,839)	145,337	311,363	176,139	–
HSBC Bank USA, NA	(335,173)	170,994	–	–	(164,179)
JPMorgan Chase Bank NA	(993,650)	439,222	287,412	–	(267,016)
Morgan Stanley	(33,386)	–	–	–	(33,386)
Toronto Dominion Bank	(194,575)	28,987	–	–	(165,588)
	$(3,842,051)	$1,754,152	$1,142,801	$187,139	$(757,959)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts				Swaps, at value	$389,558
Equity contracts	Swaps, at value	$134,530		Swaps, at value	526,425
Volatility contracts	Swaps, at value	16,308		Swaps, at value	96,676
Credit contracts	Centrally cleared swaps, at value	280,554		Centrally cleared swaps, at value	2,086,141
Interest rate contracts	Centrally cleared swaps, at value	341,842		Centrally cleared swaps, at value	485,045
Commodity contracts	Variation margin receivable	26,004	*	Variation margin payable	63,352	*
Equity contracts	Variation margin receivable	274,718	*	Variation margin payable	202,919	*
Interest rate contracts	Variation margin receivable	45,999	*	Variation margin payable	21,135	*
Volatility contracts				Variation margin payable	25,500	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,808,360		Unrealized depreciation on forward currency exchange contracts	2,829,392
Equity contracts	Investments, at value	226,116	**
Forward currency exchange contracts	Investments, at value	31,724	**

55      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts Investments, at value		$181,184**

Total		$3,367,339		$6,726,143

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$—	$—	$415,415	$—	$—	$ 415,415
Credit contracts	—	—	—	—	(2,248,678)	(2,248,678)
Equity contracts	795,789	—	(1,263,488)	—	401,289	(66,410)
Forward currency exchange contracts	(1,999,882)	2,006,900	—	(4,191,909)	—	(4,184,891)
Interest rate contracts	(7,865)	—	(2,313,062)	—	847,134	(1,473,793)
Volatility contracts	—	—	3,761	—	(182,625)	(178,864)
Total	$(1,211,958)	$2,006,900	$(3,157,374)	$(4,191,909)	$(1,182,880)	$ (7,737,221)

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$—	$—	$193,284	$—	$—	$ 193,284
Credit contracts	—	—	—	—	1,014,652	1,014,652
Equity contracts	27,721	—	767,197	—	(1,956,173)	(1,161,255)
Forward currency exchange contracts	(452,357)	(44,280)	—	(4,306,116)	—	(4,802,753)
Interest rate contracts	(213,016)	—	36,656	—	(552,683)	(729,043)
Volatility contracts	—	—	(30,288)	—	(26,635)	(56,923)
Total	$(637,652)	$(44,280)	$966,849	$(4,306,116)	$(1,520,839)	$ (5,542,038)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,734,875	$17,157,352	133,545	$1,338,377
Dividends and/or distributions reinvested	397,645	3,921,732	560,049	5,544,486
Redeemed	(380,193)	(3,771,458)	(2,232,493)	(22,255,753)
Net increase (decrease)	1,752,327	$17,307,626	(1,538,899)	$(15,372,890)

Service Shares
Sold	151,036	$1,490,635	103,428	$1,019,688
Dividends and/or distributions reinvested	2,437	24,086	2,972	29,364
Redeemed	(58,070)	(574,600)	(39,783)	(391,520)
Net increase	95,403	$940,121	66,617	$657,532

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

56      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

8. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$372,996,971	$333,032,179

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividends tied to short sales expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

57      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Non-Service shares	$5,672
Service shares	37

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $113,408. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $29,959 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $54,913,668. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Prior Period Reclassification

An adjustment to reflect a prior period reclassification between net investment income and net change in unrealized appreciation (depreciation) on investments and/or net realized gain (loss) on investments during the years ending December 31, 2014 and 2015 has been made to properly reflect income distributions received by the Fund from two of its investments.

The following adjustments are reflected in the respective fiscal years per the Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights:

	2014	2015
Net investment income (loss)	$3,699	$696,112
Net realized gain (loss)	360	3,812
Net change in unrealized appreciation/depreciation	(4,059)	(699,924)

The cumulative impact of these adjustments are also reflected in the respective component of net assets on the Consolidated Statement of Assets and liabilities and had no impact on total net assets or net asset values per share of the Fund.

58      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Multi-Alternatives Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”) and subsidiary, including the consolidated statement of investments, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related consolidated notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years or periods in the five year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund and subsidiary as of December 31, 2017, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund and subsidiary in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 16, 2018

59      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

60      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Barings, LLC (“Barings”) and OFI SteelPath, Inc. (“OFI SteelPath”), whereby OFI SteelPath and Barings provide investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “OFI SteelPath” and “Barings” are referred to as the “Sub-Sub Advisers”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub Advisers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub Advisers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub Advisers’ services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub Advisers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub Advisers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub Advisers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub Advisers’ key personnel who provide such services. The Sub-Sub Advisers duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Advisers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments. OFI, among other duties, provides full portfolio management and investment advice, oversight of the Sub-Sub Advisers, securities trading, and clearance and settlement support services to the Funds, which, among other things, involve the management of large pools of cash and require expertise in analyzing and selecting investments and instruments. OFI Global is responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Advisers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Benjamin Rockmuller, Dokyoung Lee and Alessio de Longis, the portfolio managers for the Fund, and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub Advisers as directors or trustees of the Fund and other funds advised by the Managers and Sub- Sub Advisers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ and Sub-Sub Advisers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub Advisers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser, the Sub-Adviser and the Sub-Sub-Advisers, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other multi-alternative funds. The Board considered that the Fund outperformed its category median for the one- and three-year periods. The Board also considered that the Fund was launched on November 14, 2013, and therefore has a relatively short performance record.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other multi-alternative funds. In reviewing the fees and expenses charged to the Fund, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the Fund to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. The Board further considered that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.20% for Non-Service Shares and 1.45% for Service Shares. This waiver and/or reimbursement may not be amended or withdrawn for

61      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB ADVISORY

AGREEMENTS Unaudited / Continued

one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers and the Sub-Sub Advisers. The Board considered information regarding the Managers’ and Sub-Sub Advisers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub Advisers’ profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub Advisers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub Advisers. In addition to considering the profits realized by the Managers and Sub-Sub Advisers, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub Advisers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Advisers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

62      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

63      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

64      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Rockmuller, de Longis, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton, Vice President (since 2013) Year of Birth: 1965	Chief Investment Officer, Asset Allocation of the Sub-Adviser (since April 2013) and a Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013), as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965	Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2014) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Portfolio Manager of the Sub-Adviser (since July 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

Alessio de Longis, Vice President (since 2016) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006). A portfolio manager and an officer in the OppenheimerFunds complex.

65      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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67      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2017
Oppenheimer
International Growth Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/17

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/13/92	26.29%	8.35%	4.50%
Service Shares	3/19/01	26.44	8.16	4.21
MSCI AC World ex-U.S. Index		27.19	6.80	1.84

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Infineon Technologies AG	2.6%
SAP SE	2.0
Temenos Group AG	2.0
Valeo SA	1.8
Keyence Corp.	1.8
Nippon Telegraph & Telephone Corp.	1.8
Continental AG	1.8
Reckitt Benckiser Group plc	1.7
Nidec Corp.	1.7
Hero MotoCorp Ltd.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of investments.

2      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

It has been a very good year for the Fund in absolute terms: the Fund’s Non-Service shares rose 26.29% over the one-year reporting period ended December 31, 2017. In relative terms, the Fund slipped from out to underperformance in the final few days of the year when markets surged sharply. For the one-year ended December 31, 2017, the MSCI AC World ex-U.S. Index (the “Index”) rose 27.19%.

This was obviously disappointing to us, if not surprising, given the stability of our low beta portfolio. However we have always focused on long-term value creation for the portfolio, rather than market timing, and have performed well relative to the Index over the medium and long term.

We seek to hold stocks over the long term and allow the wealth they can create for us to compound over time. The entry price we pay is the key component to the magnitude of returns. Therefore, we focus rigorously on valuation, ignore market timing, and eschew tactical trading.

With our long-term approach, we will not always outperform. This year, for instance, we lagged the Index due partly to our relatively low direct investment exposure to emerging market companies, particularly those in China. However, our portfolio earns roughly a quarter of its revenues in emerging markets through the global companies we own that do business there. While we do not benefit from the cyclical fund flows into emerging markets that we see every five to seven years – and that we saw this year – we do benefit from the growth of those economies.

During the one-year period, on a sector basis, the Fund outperformed the Index within the Health Care, Industrials and Financials sectors, due mainly to stock selection. The Fund’s underperformance stemmed from weaker relative stock selection in the Consumer Discretionary, Telecommunication Services, and Consumer Staples sectors.

With regard to countries, we remind investors that we are fundamental, bottom-up investors who view the world as one marketplace. Our geographic exposure is purely the result of our stock selection and does not reflect any views regarding the general economy of any country. During this reporting period, we outperformed the Index mainly in Switzerland on the strength of our stocks’ performance. An underweight position and stock selection in Japan along with an overweight position and stock selection in France also contributed positively to relative performance. Our portfolio underperformed the Index the most in China due mainly to our underweight position in that market. The Fund also underperformed in the UK due to an overweight position and stock selection, and in South Korea due to our lack of exposure there.

MARKET OVERVIEW

During the reporting period, world equity markets rose strongly. Europe began outperforming in early 2017 and continued to do so as growth expectations improved. Electoral surprises also continued over the course of the year. The French handed a presidential victory to Emmanuel Macron, a pro-Europe centrist, along with a landslide vote for his new political party in the national legislative elections. In the UK, Prime Minister Theresa May narrowly emerged victorious, albeit under a coalition government, and the Conservative Party failed to enlarge its majority. Taken together, these events improved the outlook for European cooperation and a softer “Brexit.”

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this period included Infineon Technologies AG, Temenos Group AG and Dollarama Inc.

Infineon Technologies AG, a German semiconductor company, supplies the automotive industry. We added it to the portfolio in late 2014 as part of our investment theme focused on the evolution of the car. The accelerating pace of that evolution is increasing demand for Infineon’s chips. The company is performing well and the share price appreciated in response.

Temenos Group AG is an enterprise software company focused on the banking industry. Modern regulatory requirements and the replacement of legacy IT systems are providing a tailwind for the company. In 2017, the company struck several groundbreaking deals with large banks. Results have exceeded consensus and its shares rose strongly over the course of the year.

Dollarama is a discount retailer based in Canada. In our opinion, it has headroom for substantial growth over the coming five years. During the year, Dollarama reported strong sales results and continued to execute well against its expansion plan. The stock price reacted favorably.

3        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TOP INDIVIDUAL DETRACTORS

Top detractors from performance included Aryzta AG, Technicolor SA and SES SA.

Aryzta AG is a Swiss-based provider of par-baked goods to casual and fast food restaurants. During 2015, Aryzta acquired Picard, a French frozen food retailer, which deviated from its core business. In our opinion, Aryzta’s management has demonstrated that they do not have the retail channel experience necessary to produce the returns that we require from their acquisition. We exited our position during the reporting period.

Technicolor SA is a French company that has long been a leader in imaging technology. We view the company as a play on the trend toward ever more and more immersive video. The stock price fell after the company revised its FY 2016 Earnings Before Interest, Tax, Depreciation and Amortization (“EBITDA”) guidance downward primarily due to weaker shipments in the Connected Home segment. We remain positive on the long term outlook of the company.

SES is one of the three leaders in the world’s oligopolistic satellite operator market. Roughly two thirds of SES’ revenue comes from video transmission. Fears over the potential deterioration of the television broadcast market in Europe, which are overdone in our opinion, have weighed upon the stock.

STRATEGY & OUTLOOK

We have seen a reversal of the leadership of the S&P 500 Index to the European markets after years of waiting - in fact, after the longest U.S. market leadership period in the last 50 years. History suggests that after such a reversal, new market leadership persists for an average of four years.

Outside of Europe, we are encouraged by the sea change in behavior of Japanese corporates. We are finding an increasing number of Japanese companies who are paying more than lip service to the rational allocation of capital and good treatment of shareholders. Rather than inserting a token page in a presentation book, they are implementing key performance measures and employee incentives to improve capital returns. For the first time since we have been managing this portfolio, we see a growing opportunity set of companies in Japan in which to invest.

As mentioned earlier, we derive roughly a quarter of the portfolio’s earnings from emerging markets and we benefit from the growth of those economies. In our opinion, the outlook for that growth over the coming year is good.

During 2017, the ability of most active managers to beat the performance of market indices was again demonstrated. We remain firm believers in active portfolio management and will continue to practice the same long-term investment discipline that we have since the inception of this portfolio.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2017. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/17

1-Year     26.29%         5-Year     8.35%         10-Year     4.50%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/17

1-Year     26.44%            5-Year     8.16%     10-Year    4.21%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Non-Service shares	$ 1,000.00	$ 1,097.50	$ 5.30
Service shares	1,000.00	1,093.10	6.61

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.16	5.10
Service shares	1,000.00	1,018.90	6.38

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2017

	Shares	Value

Common Stocks—98.2%

Consumer Discretionary—23.8%

Auto Components—5.0%

Continental AG	39,631	$ 10,699,387

Koito Manufacturing Co. Ltd.	122,900	8,641,953

Valeo SA	145,793	10,864,782
		30,206,122

Automobiles—3.7%

Bayerische Motoren Werke AG	57,538	5,976,622

Hero MotoCorp Ltd.	161,201	9,555,906

Subaru Corp.	204,200	6,465,144
		21,997,672

Diversified Consumer Services—0.4%

Dignity plc	103,507	2,538,291

Hotels, Restaurants & Leisure—3.1%

Carnival Corp.	138,680	9,204,192

Domino’s Pizza Group plc	1,072,904	5,004,816

Whitbread plc	78,046	4,214,935
		18,423,943

Household Durables—1.2%

SEB SA	39,200	7,262,938

Media—2.5%

ProSiebenSat.1 Media SE	193,633	6,666,901

SES SA, Cl. A, FDR	384,570	5,992,711

Technicolor SA	728,530	2,498,799
		15,158,411

Multiline Retail—1.5%

Dollarama, Inc.	70,332	8,787,303

Specialty Retail—1.7%

Industria de Diseno Textil SA	145,158	5,048,825

Nitori Holdings Co. Ltd.	36,800	5,247,172
		10,295,997

Textiles, Apparel & Luxury Goods—4.7%

Cie Financiere Richemont SA	71,311	6,456,705

Hermes International	12,806	6,854,966

LVMH Moet Hennessy Louis Vuitton SE	27,690	8,133,939

Pandora AS	60,393	6,572,544
		28,018,154

Consumer Staples—11.5%

Beverages—2.4%

Heineken NV	75,358	7,854,898

Pernod Ricard SA	41,760	6,610,222
		14,465,120

Food & Staples Retailing—3.0%

Alimentation Couche-Tard, Inc., Cl. B	118,884	6,203,343

CP ALL PCL	2,777,100	6,556,231

SPAR Group Ltd. (The)	317,064	5,208,757
		17,968,331

Food Products—3.4%

Barry Callebaut AG1	3,909	8,143,827

Saputo, Inc.	212,966	7,654,577

Unilever plc	85,402	4,731,232
		20,529,636

Household Products—1.7%

Reckitt Benckiser Group plc	111,074	10,375,314

Tobacco—1.0%

Swedish Match AB	142,314	5,601,595

Energy—1.2%

Energy Equipment & Services—0.6%

TechnipFMC plc	108,702	3,357,637

Oil, Gas & Consumable Fuels—0.6%

Koninklijke Vopak NV	83,184	3,648,815

	Shares	Value

Financials—6.2%

Capital Markets—2.1%

NEX Group plc	500,356	$ 4,096,315

TP ICAP plc	665,291	4,765,031

UBS Group AG1	205,468	3,775,312
		12,636,658

Commercial Banks—1.3%

ICICI Bank Ltd., Sponsored ADR	803,443	7,817,500

Consumer Finance—0.7%

Prosegur Cash SA2	1,305,641	4,188,759

Insurance—1.1%

Prudential plc	250,724	6,446,153

Real Estate Management & Development—1.0%

Scout24 AG2	144,572	5,904,672

Health Care—10.5%

Biotechnology—2.6%

CSL Ltd.	65,300	7,187,013

Grifols SA	286,116	8,366,280
		15,553,293

Health Care Equipment & Supplies—2.8%

Essilor International Cie Generale d’Optique SA	46,733	6,444,261

Sonova Holding AG	32,317	5,045,691

William Demant Holding AS1	191,486	5,330,537
		16,820,489

Life Sciences Tools & Services—1.4%

Lonza Group AG1	32,130	8,679,414

Pharmaceuticals—3.7%

Bayer AG	59,722	7,427,930

Novo Nordisk AS, Cl. B	168,105	9,034,834

Roche Holding AG	22,510	5,693,752
		22,156,516

Industrials—16.1%

Aerospace & Defense—1.0%

Airbus SE	62,110	6,167,878

Commercial Services & Supplies—2.2%

Edenred	204,814	5,933,571

Prosegur Cia de Seguridad SA	893,706	7,019,999
		12,953,570

Construction & Engineering—0.7%

Boskalis Westminster	110,876	4,179,232

Electrical Equipment—2.8%

Legrand SA	86,540	6,653,373

Nidec Corp.	73,800	10,359,570
		17,012,943

Machinery—4.6%

Aalberts Industries NV	148,849	7,557,741

Atlas Copco AB, Cl. A	175,234	7,547,281

Kubota Corp.	367,000	7,186,487

VAT Group AG1,2	16,857	2,493,568

Weir Group plc (The)	88,287	2,521,222
		27,306,299

Professional Services—1.0%

Intertek Group plc	85,600	5,996,161

Trading Companies & Distributors—3.8%

Brenntag AG	94,214	5,943,148

Bunzl plc	253,565	7,090,153

Ferguson plc	49,100	3,513,235

Travis Perkins plc	306,132	6,472,864
		23,019,400

7        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Information Technology—21.6%

Communications Equipment—1.1%

Nokia OYJ	1,352,985	$6,319,573

Electronic Equipment, Instruments, & Components—4.7%

Hitachi Ltd.	945,000	7,351,243

Hoya Corp.	118,193	5,905,856

Keyence Corp.	19,212	10,727,321

Spectris plc	134,195	4,486,168
		28,470,588

Internet Software & Services—2.1%

Baidu, Inc., Sponsored ADR[1]	29,530	6,916,221

United Internet AG	79,532	5,470,430
		12,386,651

IT Services—2.5%

Amadeus IT Group SA	85,977	6,188,342

Atos SE	59,240	8,623,027
		14,811,369

Semiconductors & Semiconductor Equipment—6.2%

ams AG1	49,248	4,462,649

ASML Holding NV	47,240	8,195,576

Infineon Technologies AG	559,048	15,268,885

STMicroelectronics NV	426,790	9,268,651
		37,195,761

Software—5.0%

Dassault Systemes SE	55,547	5,899,451

SAP SE	111,109	12,458,642

Temenos Group AG	93,003	11,901,929
		30,260,022

	Shares	Value

Materials—4.5%

Chemicals—2.7%

Essentra plc	477,362	$ 3,411,010

Novozymes AS, Cl. B	115,420	6,593,746

Sika AG	787	6,238,387
		16,243,143

Construction Materials—0.6%

James Hardie Industries plc	204,000	3,591,159

Containers & Packaging—1.2%

CCL Industries, Inc., Cl. B	154,779	7,151,602

Telecommunication Services—2.8%

Diversified Telecommunication Services—2.8%

Iliad SA	25,710	6,161,011

Nippon Telegraph & Telephone Corp.	227,900	10,723,963
		16,884,974
Total Common Stocks (Cost $358,939,205)		588,789,058

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,272)	599,541	93,931

Investment Company—0.3%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[3,4] (Cost $1,843,768)	1,843,768	1,843,768

Total Investments, at Value (Cost $360,795,245)	98.5%	590,726,757

Net Other Assets (Liabilities)	1.5	8,732,019

Net Assets	100.0%	$ 599,458,776

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,586,999 or 2.10% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	9,483,349	102,687,457	110,327,038	1,843,768

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$ 1,843,768	$ 116,912	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
France	$94,100,929	15.9%
United Kingdom	79,020,537	13.4
Germany	75,816,617	12.8
Japan	72,608,710	12.3
Switzerland	67,697,235	11.5
Netherlands	31,436,263	5.3
Spain	30,812,204	5.2
Canada	29,796,826	5.0
Denmark	27,531,661	4.7
India	17,467,337	3.0
Sweden	13,148,876	2.2
United States	11,047,959	1.9
Australia	7,187,013	1.2
China	6,916,221	1.2
Thailand	6,556,231	1.1
Finland	6,319,573	1.1
South Africa	5,208,757	0.9
Austria	4,462,649	0.7

8        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Ireland	$3,591,159	0.6%

Total	$590,726,757	100.0%

See accompanying Notes to Financial Statements.

9        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $358,951,477)	$588,882,989
Affiliated companies (cost $1,843,768)	1,843,768

590,726,757

Cash	501,653

Cash—foreign currencies (cost $8)	9

Receivables and other assets:
Investments sold	8,418,102
Dividends	1,494,353
Shares of beneficial interest sold	374,846
Other	41,126

Total assets	601,556,846

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,349,126
Foreign capital gains tax	509,870
Investments purchased	78,432
Distribution and service plan fees	50,938
Trustees’ compensation	29,943
Shareholder communications	5,818
Other	73,943

Total liabilities	2,098,070

Net Assets	$599,458,776

Composition of Net Assets
Par value of shares of beneficial interest	$227,710

Additional paid-in capital	361,432,186

Accumulated net investment income	1,831,554

Accumulated net realized gain on investments and foreign currency transactions	6,519,356

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	229,447,970

Net Assets	$599,458,776

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $360,416,783 and 139,124,477 shares of beneficial interest outstanding)	$2.59

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $239,041,993 and 88,585,834 shares of beneficial interest outstanding)	$2.70

See accompanying Notes to Financial Statements.

10        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,187,747)	$10,216,524
Affiliated companies	116,912

Total investment income	10,333,436

Expenses
Management fees	5,198,559

Distribution and service plan fees — Service shares	532,815

Transfer and shareholder servicing agent fees:
Non-Service shares	339,637
Service shares	213,216

Shareholder communications:
Non-Service shares	13,240
Service shares	8,261

Custodian fees and expenses	53,905

Trustees’ compensation	22,192

Borrowing fees	14,639

Other	129,655

Total expenses	6,526,119
Less reduction to custodian expenses	(200)
Less waivers and reimbursements of expenses	(448,394)

Net expenses	6,077,525

Net Investment Income	4,255,911

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $46,251)	14,315,859
Foreign currency transactions	(36,487)

Net realized gain	14,279,372

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $192,571)	108,170,814
Translation of assets and liabilities denominated in foreign currencies	126,323

Net change in unrealized appreciation/depreciation	108,297,137

Net Increase in Net Assets Resulting from Operations	$126,832,420

See accompanying Notes to Financial Statements.

11        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations
Net investment income	$4,255,911	$5,530,716

Net realized gain (loss)	14,279,372	(21,315)

Net change in unrealized appreciation/depreciation	108,297,137	(15,794,847)

Net increase (decrease) in net assets resulting from operations	126,832,420	(10,285,446)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,868,321)	(3,398,644)
Service shares	(2,425,707)	(1,459,515)

	(7,294,028)	(4,858,159)

Distributions from net realized gain:
Non-Service shares	—	(7,229,895)
Service shares	—	(4,021,530)

	—	(11,251,425)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(14,779,318)	788,912
Service shares	17,507,241	15,959,227

	2,727,923	16,748,139

Net Assets
Total increase (decrease)	122,266,315	(9,646,891)

Beginning of period	477,192,461	486,839,352

End of period (including accumulated net investment income of $1,831,554 and $4,952,410, respectively)	$599,458,776	$477,192,461

See accompanying Notes to Financial Statements.

12        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$2.08	$2.20	$2.31	$2.57	$2.07

Income (loss) from investment operations:
Net investment income[1]	0.02	0.03	0.03	0.03	0.03
Net realized and unrealized gain (loss)	0.52	(0.08)	0.06	(0.21)	0.50

Total from investment operations	0.54	(0.05)	0.09	(0.18)	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.02)	(0.03)	(0.03)	(0.03)
Distributions from net realized gain	0.00	(0.05)	(0.17)	(0.05)	0.00

Total dividends and/or distributions to shareholders	(0.03)	(0.07)	(0.20)	(0.08)	(0.03)

Net asset value, end of period	$2.59	$2.08	$2.20	$2.31	$2.57

Total Return, at Net Asset Value[2]	26.29%	(2.12)%	3.43%	(7.22)%	25.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$360,417	$301,559	$317,547	$358,756	$458,038

Average net assets (in thousands)	$339,999	$305,269	$343,347	$400,556	$404,859

Ratios to average net assets:[3]
Net investment income	0.87%	1.24%	1.08%	1.13%	1.24%
Expenses excluding specific expenses listed below	1.08%	1.09%	1.08%	1.07%	1.09%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.08%	1.09%	1.08%	1.07%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate	27%	15%	24%	41%	32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.08%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.07%
Year Ended December 31, 2013	1.09%

See accompanying Notes to Financial Statements.

13        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$2.16	$2.29	$2.40	$2.66	$2.14

Income (loss) from investment operations:
Net investment income[1]	0.01	0.02	0.02	0.02	0.02
Net realized and unrealized gain (loss)	0.56	(0.08)	0.06	(0.21)	0.53

Total from investment operations	0.57	(0.06)	0.08	(0.19)	0.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.02)	(0.02)	(0.02)	(0.03)
Distributions from net realized gain	0.00	(0.05)	(0.17)	(0.05)	0.00

Total dividends and/or distributions to shareholders	(0.03)	(0.07)	(0.19)	(0.07)	(0.03)

Net asset value, end of period	$2.70	$2.16	$2.29	$2.40	$2.66

Total Return, at Net Asset Value[2]	26.44%	(2.72)%	3.11%	(7.15)%	25.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$239,042	$175,633	$169,292	$145,515	$118,060

Average net assets (in thousands)	$213,440	$174,834	$165,226	$128,694	$88,647

Ratios to average net assets:[3]
Net investment income	0.60%	0.99%	0.79%	0.85%	0.89%
Expenses excluding specific expenses listed below	1.33%	1.34%	1.33%	1.32%	1.34%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.33%	1.34%	1.33%	1.32%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%

Portfolio turnover rate	27%	15%	24%	41%	32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.33%
Year Ended December 31, 2016	1.34%
Year Ended December 31, 2015	1.33%
Year Ended December 31, 2014	1.32%
Year Ended December 31, 2013	1.34%

See accompanying Notes to Financial Statements.

14        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against

15        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$4,562,242	$10,181,143	$—	$223,085,439

1. During the reporting period, the Fund utilized $417,148 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]

$1,073,985	$82,739	$991,246

3. $1,073,984, including $1,031,538 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016

Distributions paid from:
Ordinary income	$7,294,028	$4,858,159
Long-term capital gain	—	11,251,425

Total	$7,294,028	$16,109,584

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$367,157,776
Federal tax cost of other investments	8

Total federal tax cost	$367,157,784

Gross unrealized appreciation	$247,421,551
Gross unrealized depreciation	(24,336,112)

Net unrealized appreciation	$223,085,439

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

16        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

2.. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$ 17,991,495	$ 124,697,336	$ —	$142,688,831

17        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Consumer Staples	$13,857,920	$55,082,076	$—	$68,939,996
Energy	—	7,006,452	—	7,006,452
Financials	7,817,500	29,176,242	—	36,993,742
Health Care	—	63,209,712	—	63,209,712
Industrials	—	96,635,483	—	96,635,483
Information Technology	6,916,221	122,527,743	—	129,443,964
Materials	7,151,602	19,834,302	—	26,985,904
Telecommunication Services	—	16,884,974	—	16,884,974
Preferred Stock	93,931	—	—	93,931
Investment Company	1,843,768	—	—	1,843,768

Total Assets	$55,672,437	$535,054,320	$—	$590,726,757

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Financials	$(2,706,840)	$2,706,840

Total Assets	$(2,706,840)	$2,706,840

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

18        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 38% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	22,026,198	$51,090,812	22,953,697	$47,962,883
Dividends and/or distributions reinvested	2,045,409	4,868,321	4,989,924	10,628,539
Redeemed	(30,252,278)	(70,738,451)	(27,048,722)	(57,802,510)

Net increase (decrease)	(6,180,671)	$(14,779,318)	894,899	$788,912

Service Shares
Sold	23,171,844	$56,773,388	20,232,575	$45,018,434
Dividends and/or distributions reinvested	978,108	2,425,707	2,468,939	5,481,045
Redeemed	(16,813,549)	(41,691,854)	(15,460,315)	(34,540,252)

Net increase	7,336,403	$17,507,241	7,241,199	$15,959,227

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$143,344,952	$144,326,694

19        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Next $250 million	0.90
Next $500 million	0.85
Over $1 billion	0.82

The Fund’s effective management fee for the reporting period was 0.94% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$266,359
Service shares	167,890

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $14,145 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

20        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

21        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 13, 2018

22        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and Robert Dunphy, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other foreign large growth funds underlying variable insurance products. The Board noted that the Fund outperformed its performance category median during the one-, five- and ten-year periods, while it underperformed is category mean during the three-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other foreign large growth underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses and contractual management fee were higher than its respective peer group medians and its category medians.. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

24        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

25        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006- 2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

27        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Mss. Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1999) Year of Birth: 1959	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub-Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Robert B. Dunphy, Vice President (since 2012) Year of Birth: 1979	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009). A portfolio manager of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

28        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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31        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2.   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $453,400 in fiscal 2017 and $473,600 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $35,000 in fiscal 2017 and $84,100 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $232,185 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $14,903 in fiscal 2017 and $20,375 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $591,136 in fiscal 2017 and $645,284 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,028,025 in fiscal 2017 and $981,944 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.   Audit Committee of Listed Registrants

Not applicable.

Item 6.   Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.   Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.   Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/16/2018